      FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2013
                                                    REGISTRATION NO. 333-162676
                                           INVESTMENT COMPANY ACT NO. 811-07975
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 19

                                      AND

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 144

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (EXACT NAME OF REGISTRANT)

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (NAME OF DEPOSITOR)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                              SUN-JIN MOON, ESQ.
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6000
           (Name, address and telephone number of agent for service)

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (973) 802-3716

   Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485

   [X] on April 30, 2014 pursuant to paragraph (b) of Rule 485

   [_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

   [_] on ________ pursuant to paragraph (a) (i) of Rule 485

   [_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

   [_] on ________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
              Interest in Individual Variable Annuity Contracts.

================================================================================

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) ADVISOR/SM/ VARIABLE ANNUITY SERIES ("ADVISOR SERIES") (FOR ANNUITIES PURCHASED PRIOR TO FEBRUARY 25, 2013)

 FLEXIBLE PREMIUM DEFERRED ANNUITY

 PROSPECTUS: APRIL 30, 2014


 This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which we refer to in this prospectus as the "Annuity" or the "Advisor Series". If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. The Annuity described in this prospectus is designed for investors who have hired an investment advisor to provide advice about allocating Account Value within the Annuity. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS
 The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

 PLEASE READ THIS PROSPECTUS

 THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE ANNUITY THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.


 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled "How to Contact Us" later in this prospectus for our Service Office address.

 In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.


 THIS ANNUITY IS NOT A DEPOSIT OR OBLIGATION OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICE MARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
       FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE
                         AT WWW.PRUDENTIALANNUITIES.COM


               Prospectus Dated: April   Statement of Additional
               30, 2014                       Information dated:
                                                  April 30, 2014


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                                    THE BACK

               COVER OF THIS PROSPECTUS.                                 664585

                          VARIABLE INVESTMENT OPTIONS

 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation Portfolio/1/
   AST Advanced Strategies Portfolio/1/
   AST AQR Emerging Markets Equity Portfolio/4/
   AST AQR Large-Cap Portfolio/4/
   AST Balanced Asset Allocation Portfolio/1/
   AST BlackRock Global Strategies Portfolio/1/
   AST BlackRock iShares ETF Portfolio/1/


   AST Bond Portfolio 2017/2/
   AST Bond Portfolio 2018/2/
   AST Bond Portfolio 2019/2/
   AST Bond Portfolio 2020/2/
   AST Bond Portfolio 2021/2/
   AST Bond Portfolio 2022/2/
   AST Bond Portfolio 2023/2/
   AST Bond Portfolio 2024/2/

   AST Bond Portfolio 2025/2/

   AST Capital Growth Asset Allocation Portfolio/1/
   AST ClearBridge Dividend Growth Portfolio/3/
   AST Cohen & Steers Realty Portfolio/3/
   AST Defensive Asset Allocation Portfolio/1/

   AST Federated Aggressive Growth Portfolio/3/

   AST FI Pyramis(R) Asset Allocation Portfolio/1/

   AST FI Pyramis(R) Quantitative Portfolio/1/

   AST Franklin Templeton Founding Funds Allocation
   Portfolio*/,1/
   AST Franklin Templeton Founding Funds Plus Portfolio/1/
   AST Global Real Estate Portfolio/3/


   AST Goldman Sachs Large-Cap Value Portfolio/3/
   AST Goldman Sachs Mid-Cap Growth Portfolio/3/
   AST Goldman Sachs Multi-Asset Portfolio/1/
   AST Goldman Sachs Small-Cap Value Portfolio/3/

   AST Herndon Large-Cap Value Portfolio/3/

   AST High Yield Portfolio/3/
   AST International Growth Portfolio/3/
   AST International Value Portfolio/3/
   AST Investment Grade Bond Portfolio/2/
   AST J.P. Morgan Global Thematic Portfolio/1/
   AST J.P. Morgan International Equity Portfolio/3/
   AST J.P. Morgan Strategic Opportunities Portfolio/1/
   AST Jennison Large-Cap Growth Portfolio/3/
   AST Jennison Large-Cap Value Portfolio/3/
   AST Large-Cap Value Portfolio/3/

   AST Loomis Sayles Large-Cap Growth Portfolio/3/

   AST Lord Abbett Core Fixed Income Portfolio/3/


   AST MFS Global Equity Portfolio/3/
   AST MFS Growth Portfolio/3/
   AST MFS Large-Cap Value Portfolio/3/
   AST Mid-Cap Value Portfolio/3/
   AST Money Market Portfolio/3/
   AST Neuberger Berman Core Bond Portfolio/3/
   AST Neuberger Berman Mid-Cap Growth Portfolio/3/
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio/3/
   AST New Discovery Asset Allocation Portfolio/1/
   AST Parametric Emerging Markets Equity Portfolio/3/
   AST PIMCO Limited Maturity Bond Portfolio/3/
   AST PIMCO Total Return Bond Portfolio/3/
   AST Preservation Asset Allocation Portfolio/1/
   AST Prudential Core Bond Portfolio/3/
   AST Prudential Growth Allocation Portfolio/1/
   AST QMA Emerging Markets Equity Portfolio/4/
   AST QMA Large-Cap Portfolio/4/
   AST QMA US Equity Alpha Portfolio/3/
   AST Quantitative Modeling Portfolio/4/
   AST RCM World Trends Portfolio/1/
   AST Schroders Global Tactical Portfolio/1/
   AST Schroders Multi-Asset World Strategies Portfolio/1/
   AST Small-Cap Growth Portfolio/3/
   AST Small-Cap Value Portfolio/3/
   AST T. Rowe Price Asset Allocation Portfolio/1/
   AST T. Rowe Price Equity Income Portfolio/3/

   AST T. Rowe Price Growth Opportunities Portfolio/4/

   AST T. Rowe Price Large-Cap Growth Portfolio/3/
   AST T. Rowe Price Natural Resources Portfolio/3/
   AST Templeton Global Bond Portfolio/3/
   AST Wellington Management Hedged Equity Portfolio/1/
   AST Western Asset Core Plus Bond Portfolio/3/
   AST Western Asset Emerging Markets Debt Portfolio/4/

 PROFUNDS VP PORTFOLIOS
   Consumer Goods/3/
   Consumer Services/3/
   Financials/3/
   Health Care/3/
   Industrials/3/
   Large-Cap Growth/3/
   Large-Cap Value/3/
   Mid-Cap Growth/3/
   Mid-Cap Value/3/
   Real Estate/3/
   Small-Cap Growth/3/
   Small-Cap Value/3/
   Telecommunications/3/
   Utilities/3/


 * This variable investment option is no longer available for new investments, with limited exceptions. Please see "Investment Options" later in this prospectus for details.

 (1)Available with all living and death benefits.
 (2)The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
 (3)Not available with HDI v2.1 and 2.0 Suite of benefits.
 (4)Not available if you purchase any optional benefit.

                                   CONTENTS


GLOSSARY OF TERMS................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.............................................  3

EXPENSE EXAMPLES................................................................. 11

SUMMARY.......................................................................... 12

INVESTMENT OPTIONS............................................................... 15

 VARIABLE INVESTMENT OPTIONS..................................................... 15
 LIMITATIONS WITH OPTIONAL BENEFITS.............................................. 23

FEES, CHARGES AND DEDUCTIONS..................................................... 27

 ANNUITY PAYMENT OPTION CHARGES.................................................. 28
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES....................................... 28

PURCHASING YOUR ANNUITY.......................................................... 29

 REQUIREMENTS FOR PURCHASING THE ANNUITY......................................... 29
 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY................................. 30
 RIGHT TO CANCEL................................................................. 32
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................. 32
 SALARY REDUCTION PROGRAMS....................................................... 32

MANAGING YOUR ANNUITY............................................................ 33

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS......................... 33

MANAGING YOUR ACCOUNT VALUE...................................................... 35

 DOLLAR COST AVERAGING PROGRAMS.................................................. 35
 AUTOMATIC REBALANCING PROGRAMS.................................................. 35
 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT.......... 35
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS........... 36
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS............................ 36

ACCESS TO ACCOUNT VALUE.......................................................... 38

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU......................................... 38
 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES................. 38
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD........... 38
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE.. 39
 REQUIRED MINIMUM DISTRIBUTIONS.................................................. 39

SURRENDERS....................................................................... 40

 SURRENDER VALUE................................................................. 40

ANNUITY OPTIONS.................................................................. 40

LIVING BENEFITS.................................................................. 42

 HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT................................... 43
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT........................... 54
 HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT WITH HIGHEST ANNUAL DEATH BENEFIT. 62
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT. 72
 GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM/.......................... 81
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)............... 85

DEATH BENEFITS................................................................... 91

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT....................................... 91
 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT........................................... 91
 MINIMUM DEATH BENEFIT........................................................... 92
 SPOUSAL CONTINUATION OF ANNUITY................................................. 92
 PAYMENT OF DEATH BENEFITS....................................................... 92
 BENEFICIARY CONTINUATION OPTION................................................. 93

VALUING YOUR INVESTMENT.......................................................... 95

 VALUING THE SUB-ACCOUNTS........................................................ 95
 PROCESSING AND VALUING TRANSACTIONS............................................. 95


                                      (i)


TAX CONSIDERATIONS..........................................................................  98

OTHER INFORMATION........................................................................... 107

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT.......................................... 107
 LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS............................................... 109
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY.............................. 110
 FINANCIAL STATEMENTS....................................................................... 113
 INDEMNIFICATION............................................................................ 113
 LEGAL PROCEEDINGS.......................................................................... 113
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 114
 HOW TO CONTACT US.......................................................................... 114

APPENDIX A - ACCUMULATION UNIT VALUES....................................................... A-1

APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
  INCOME - OFFERED FOR SALE: MARCH 15, 2010 TO JANUARY 23, 2011............................. B-1

APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME -
  OFFERED FOR SALE: JANUARY 24, 2011 TO AUGUST 19, 2012..................................... C-1

APPENDIX D - HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0,
  HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL
  HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT - OFFERED FOR SALE:
  AUGUST 20, 2012 TO FEBRUARY 24, 2013...................................................... D-1

APPENDIX E - OPTIONAL DEATH BENEFITS - OFFERED FOR SALE: MARCH 15, 2010 TO
  FEBRUARY 24, 2013......................................................................... E-1

APPENDIX F - FORMULA FOR GRO PLUS II........................................................ F-1

APPENDIX G - FORMULA FOR HIGHEST DAILY GRO II............................................... G-1

APPENDIX H - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME
  INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS
  SUITE OF LIVING BENEFITS.................................................................. H-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 ACCOUNT VALUE: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.

 ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 ANNUAL INCOME AMOUNT: This is the annual amount of income you are eligible for life under the optional benefits.

 ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.

 ANNUITIZATION: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 ANNUITY DATE: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 EXCESS INCOME: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

 FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 INVESTMENT OPTION: A Subaccount or other option available as of any given time to which Account Value may be allocated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.


 PORTFOLIO: An underlying mutual fund in which a Sub-Account of the Separate Account invests.


 PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.


 SEPARATE ACCOUNT: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account that are held in support of the Annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

 SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see "How to Contact Us" later in this prospectus for the Service Office address.


 SUB-ACCOUNT: A division of the Separate Account.

 SURRENDER VALUE: The Account Value less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 UNIT: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 WE, US, OUR: Pruco Life Insurance Company of New Jersey.

 YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity. The first table describes the fees and expenses (if any) that you will pay at the time you surrender the Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

                     -------------------------------------
                      ANNUITY OWNER TRANSACTION EXPENSES
                     -------------------------------------

                               FEE/CHARGE
                             SALES CHARGE     None
                             ----------------------
                             TRANSFER FEE/1/  $10
                             ----------------------


 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying Portfolio annual expenses. These fees and charges are described in more detail within this prospectus.


 ------------------------------------------------------------------------------
                           PERIODIC FEES AND CHARGES
 ------------------------------------------------------------------------------
               FEE/CHARGE
 ANNUAL MAINTENANCE FEE /2,4/             Lesser of $30 or 2% of Account Value
                                          -------------------------------------
 MORTALITY & EXPENSE RISK CHARGE                         0.40%
 ------------------------------------------------------------------------------
 ADMINISTRATION CHARGE                                   0.15%
 ------------------------------------------------------------------------------
 TOTAL ANNUALIZED INSURANCE CHARGE /3,4/                 0.55%
 ------------------------------------------------------------------------------

 1  Currently, we deduct the fee after the 20/th/ transfer each Annuity Year.
 2 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 3 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is deducted daily from the Sub-accounts only.
 4 For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

      -------------------------------------------------------------------
                   YOUR OPTIONAL BENEFIT FEES AND CHARGES
      -------------------------------------------------------------------
                OPTIONAL BENEFIT             ANNUALIZED        TOTAL
                                              OPTIONAL        CHARGE
                                             BENEFIT FEE/
                                             CHARGE /4/
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME INCOME V2.1
      /7/ (ASSESSED AGAINST GREATER OF
      ACCOUNT VALUE AND PROTECTED
      WITHDRAWAL VALUE)

      MAXIMUM CHARGE/ 5/                        2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.00%      0.55% + 1.00%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME INCOME
      V2.1 /7/ (ASSESSED AGAINST GREATER OF
      ACCOUNT VALUE AND PROTECTED
      WITHDRAWAL VALUE)
      MAXIMUM CHARGE /5/                        2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.10%      0.55% + 1.10%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME INCOME V2.1
      WITH HIGHEST ANNUAL DEATH BENEFIT
      /7/ (ASSESSED AGAINST GREATER OF
      ACCOUNT VALUE AND PROTECTED
      WITHDRAWAL VALUE)

      MAXIMUM CHARGE /5/                        2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.40%      0.55% + 1.40%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME INCOME
      V2.1 WITH HIGHEST ANNUAL DEATH
      BENEFIT /7 /(ASSESSED AGAINST GREATER
      OF ACCOUNT VALUE AND PROTECTED
      WITHDRAWAL VALUE)

      MAXIMUM CHARGE /5/                        2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.50%      0.55% + 1.50%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME INCOME 2.0
      /8/ (ASSESSED AGAINST GREATER OF
      ACCOUNT VALUE AND PROTECTED
      WITHDRAWAL VALUE)

      MAXIMUM CHARGE/ 5/                        2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.00%      0.55% + 1.00%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME INCOME
      2.0 /8/ (ASSESSED AGAINST GREATER OF
      ACCOUNT VALUE AND PROTECTED
      WITHDRAWAL VALUE)
      MAXIMUM CHARGE/ 5/                        2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.10%      0.55% + 1.10%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME INCOME 2.0
      WITH HIGHEST ANNUAL DEATH
      BENEFIT /8/ (ASSESSED AGAINST GREATER
      OF ACCOUNT VALUE AND PROTECTED
      WITHDRAWAL VALUE)

      MAXIMUM CHARGE/ 5 /                       2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.40%      0.55% + 1.40%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME INCOME
      2.0 WITH HIGHEST ANNUAL DEATH
      BENEFIT /8/
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)

      MAXIMUM CHARGE/ 5 /                       2.00%      0.55% + 2.00%
      CURRENT CHARGE                            1.50%      0.55% + 1.50%
      -------------------------------------------------------------------

      -------------------------------------------------------------------
                   YOUR OPTIONAL BENEFIT FEES AND CHARGES
      -------------------------------------------------------------------
                OPTIONAL BENEFIT             ANNUALIZED        TOTAL
                                              OPTIONAL        CHARGE
                                             BENEFIT FEE/
                                             CHARGE /4/
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME INCOME AND
      SPOUSAL HIGHEST DAILY LIFETIME INCOME
      /9/
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)
      MAXIMUM CHARGE /5/                        1.50%       .55% + 1.50%
      CURRENT CHARGE                            0.95%       .55% + 0.95%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME 6 PLUS INCOME
      /10/
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)
      MAXIMUM CHARGE /5/                        1.50%      0.55% + 1.50%
      CURRENT CHARGE                            0.85%      0.55% + 0.85%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
      INCOME /10/
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)
      MAXIMUM CHARGE /5/                        1.50%      0.55% + 1.50%
      CURRENT CHARGE                            0.95%      0.55% + 0.95%
      -------------------------------------------------------------------
      GUARANTEED RETURN OPTION PLUS II (GRO
      PLUS II)
      (ASSESSED AS A PERCENTAGE OF THE
      AVERAGE DAILY NET ASSETS OF THE
      SUB-ACCOUNTS)
      CHARGE /6/                                0.60%          1.15%
      -------------------------------------------------------------------
      HIGHEST DAILY GUARANTEED RETURN
      OPTION II (HD GRO II)
      (ASSESSED AS A PERCENTAGE OF THE
      AVERAGE DAILY NET ASSETS OF THE
      SUB-ACCOUNTS)
      CHARGE /6/                                0.60%          1.15%
      -------------------------------------------------------------------
      HIGHEST ANNIVERSARY VALUE DEATH
      BENEFIT ("HAV") /11/
      (ASSESSED AS A PERCENTAGE OF THE
      AVERAGE DAILY NET ASSETS OF THE
      SUB-ACCOUNTS)
      CHARGE /6/                                0.40%          0.95%
      -------------------------------------------------------------------

 (4)The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.

 How the Optional Benefit Fees and Charges are Determined

    For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. The current optional benefit charge is in addition to the .55% annualized charge of amounts invested in the Sub-accounts. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.
    Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death
    Benefit: 1.40% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity. Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.50% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
 (5)We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.
 (6)Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.
 (7)This benefit is currently available to you subject to our eligibility requirements.
 (8)This benefit was offered from August 20, 2012 to February 24, 2013.
 (9)This benefit was offered from January 24, 2011 to August 19, 2012.
(10)This benefit was offered from March 15, 2010 to January 23, 2011.
(11)This benefit was offered from March 15, 2010 to August 19, 2012.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2013 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

             -----------------------------------------------------
                 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
             -----------------------------------------------------
                                                 MINIMUM  MAXIMUM
             -----------------------------------------------------
             TOTAL PORTFOLIO OPERATING EXPENSES  0.59%    1.92%
             -----------------------------------------------------



 The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2013, except as noted and except if the underlying Portfolio's inception date is subsequent to December 31, 2013. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------



                                                                   For the year ended December 31, 2013
                                  -------------------------------------------------------------------------------------------
             FUNDS                                                                                      Total
                                                                               Broker Fees  Acquired   Annual
                                                                    Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                                  Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                     Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies Asset
  Allocation Portfolio              0.70%     0.03%      0.04%        0.07%       0.02%       0.64%     1.50%       0.00%
 AST Advanced Strategies
  Portfolio/ 1/                     0.80%     0.03%      0.10%        0.00%       0.00%       0.05%     0.98%      -0.01%
 AST AQR Emerging Markets
  Equity Portfolio                  1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%
 AST AQR Large-Cap Portfolio/ 2/    0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%      -0.17%
 AST Balanced Asset Allocation
  Portfolio                         0.15%     0.01%      0.00%        0.00%       0.00%       0.81%     0.97%       0.00%
 AST Blackrock Global Strategies
  Portfolio                         0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%
 AST Blackrock iShares ETF
  Portfolio/ 3/                     0.89%     0.26%      0.10%        0.00%       0.00%       0.18%     1.43%      -0.41%
 AST Bond Portfolio 2017            0.63%     0.07%      0.10%        0.00%       0.00%       0.00%     0.80%       0.00%
 AST Bond Portfolio 2018            0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%       0.00%
 AST Bond Portfolio 2019            0.63%     0.11%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%
 AST Bond Portfolio 2020            0.63%     0.12%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%
 AST Bond Portfolio 2021            0.63%     0.09%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%
 AST Bond Portfolio 2022            0.63%     0.08%      0.10%        0.00%       0.00%       0.00%     0.81%       0.00%
 AST Bond Portfolio 2023/ 4/        0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%      -0.01%
 AST Bond Portfolio 2024            0.63%     0.09%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%
 AST Bond Portfolio 2025            0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%       0.00%
 AST Capital Growth Asset
  Allocation Portfolio              0.15%     0.01%      0.00%        0.00%       0.00%       0.84%     1.00%       0.00%
 AST ClearBridge Dividend
  Growth Portfolio/ 5/              0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%      -0.11%
 AST Cohen & Steers Realty
  Portfolio                         0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%
 AST Defensive Asset Allocation
  Portfolio                         0.15%     0.22%      0.00%        0.00%       0.00%       0.75%     1.12%       0.00%
 AST Federated Aggressive
  Growth Portfolio                  0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%
 AST FI Pyramis(R) Asset
  Allocation Portfolio/ 6/          0.82%     0.05%      0.10%        0.00%       0.00%       0.00%     0.97%      -0.02%
 AST FI Pyramis(R) Quantitative
  Portfolio/ 7/                     0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.09%



                                  -----------
             FUNDS
                                  Net Annual
                                     Fund
                                  Operating
                                   Expenses
--------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies Asset
  Allocation Portfolio              1.50%
 AST Advanced Strategies
  Portfolio/ 1/                     0.97%
 AST AQR Emerging Markets
  Equity Portfolio                  1.40%
 AST AQR Large-Cap Portfolio/ 2/    0.66%
 AST Balanced Asset Allocation
  Portfolio                         0.97%
 AST Blackrock Global Strategies
  Portfolio                         1.12%
 AST Blackrock iShares ETF
  Portfolio/ 3/                     1.02%
 AST Bond Portfolio 2017            0.80%
 AST Bond Portfolio 2018            0.78%
 AST Bond Portfolio 2019            0.84%
 AST Bond Portfolio 2020            0.85%
 AST Bond Portfolio 2021            0.82%
 AST Bond Portfolio 2022            0.81%
 AST Bond Portfolio 2023/ 4/        0.77%
 AST Bond Portfolio 2024            0.82%
 AST Bond Portfolio 2025            0.78%
 AST Capital Growth Asset
  Allocation Portfolio              1.00%
 AST ClearBridge Dividend
  Growth Portfolio/ 5/              0.83%
 AST Cohen & Steers Realty
  Portfolio                         1.11%
 AST Defensive Asset Allocation
  Portfolio                         1.12%
 AST Federated Aggressive
  Growth Portfolio                  1.08%
 AST FI Pyramis(R) Asset
  Allocation Portfolio/ 6/          0.95%
 AST FI Pyramis(R) Quantitative
  Portfolio/ 7/                     0.84%

   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------


                                                                    For the year ended December 31, 2013
                                   -------------------------------------------------------------------------------------------
              FUNDS                                                                                      Total
                                                                                Broker Fees  Acquired   Annual
                                                                     Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                                   Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                      Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
-------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST CONTINUED
 AST Franklin Templeton
  Founding Funds Allocation
  Portfolio                          0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST Franklin Templeton
  Founding Funds Plus Portfolio      0.02%     0.07%      0.00%        0.00%       0.00%       1.01%     1.10%       0.00%
 AST Global Real Estate Portfolio    0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Goldman Sachs Large-Cap
  Value Portfolio/ 8/                0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%      -0.01%
 AST Goldman Sachs Mid-Cap
  Growth Portfolio/ 9/               0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%      -0.01%
 AST Goldman Sachs Multi-Asset
  Portfolio/ 10/                     0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.21%
 AST Goldman Sachs Small-Cap
  Value Portfolio/ 11/               0.93%     0.03%      0.10%        0.00%       0.00%       0.07%     1.13%      -0.01%
 AST Herndon Large-Cap Value
  Portfolio/ 12/                     0.83%     0.03%      0.10%        0.00%       0.00%       0.00%     0.96%      -0.04%
 AST High Yield Portfolio            0.72%     0.04%      0.10%        0.00%       0.00%       0.00%     0.86%       0.00%
 AST International Growth
  Portfolio/ 13/                     0.97%     0.05%      0.10%        0.00%       0.00%       0.00%     1.12%      -0.01%
 AST International Value
  Portfolio                          0.97%     0.04%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%
 AST Investment Grade Bond/ 14/      0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.03%
 AST J.P. Morgan Global
  Thematic Portfolio                 0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%       0.00%
 AST J.P. Morgan International
  Equity Portfolio                   0.86%     0.07%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST J.P. Morgan Strategic
  Opportunities Portfolio            0.97%     0.07%      0.10%        0.11%       0.01%       0.00%     1.26%       0.00%
 AST Jennison Large-Cap Growth
  Portfolio                          0.88%     0.02%      0.10%        0.00%       0.00%       0.00%     1.00%       0.00%
 AST Jennison Large-Cap Value
  Portfolio                          0.73%     0.02%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%
 AST Large-Cap Value Portfolio       0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%
 AST Loomis Sayles Large-Cap
  Growth Portfolio/ 15/              0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%      -0.06%
 AST Lord Abbett Core Fixed
  Income Portfolio/ 16/              0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%
 AST MFS Global Equity
  Portfolio                          0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST MFS Growth Portfolio            0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%
 AST MFS Large-Cap Value
  Portfolio                          0.84%     0.03%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST Mid-Cap Value Portfolio         0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%
 AST Money Market Portfolio          0.47%     0.02%      0.10%        0.00%       0.00%       0.00%     0.59%       0.00%
 AST Neuberger Berman Core
  Bond Portfolio                     0.68%     0.04%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%
 AST Neuberger Berman Mid-
  Cap Growth Portfolio/ 17/          0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.01%
 AST Neuberger Berman/LSV
  Mid-Cap Value Portfolio/ 18/       0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%
 AST New Discovery Asset
  Allocation Portfolio/ 19/          0.83%     0.10%      0.10%        0.00%       0.00%       0.00%     1.03%      -0.01%
 AST Parametric Emerging
  Markets Equity Portfolio           1.08%     0.23%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%



                                   -----------
              FUNDS
                                   Net Annual
                                      Fund
                                   Operating
                                    Expenses
---------------------------------------------
ADVANCED SERIES TRUST CONTINUED
 AST Franklin Templeton
  Founding Funds Allocation
  Portfolio                          1.03%
 AST Franklin Templeton
  Founding Funds Plus Portfolio      1.10%
 AST Global Real Estate Portfolio    1.14%
 AST Goldman Sachs Large-Cap
  Value Portfolio/ 8/                0.83%
 AST Goldman Sachs Mid-Cap
  Growth Portfolio/ 9/               1.10%
 AST Goldman Sachs Multi-Asset
  Portfolio/ 10/                     0.86%
 AST Goldman Sachs Small-Cap
  Value Portfolio/ 11/               1.12%
 AST Herndon Large-Cap Value
  Portfolio/ 12/                     0.92%
 AST High Yield Portfolio            0.86%
 AST International Growth
  Portfolio/ 13/                     1.11%
 AST International Value
  Portfolio                          1.11%
 AST Investment Grade Bond/ 14/      0.74%
 AST J.P. Morgan Global
  Thematic Portfolio                 1.07%
 AST J.P. Morgan International
  Equity Portfolio                   1.03%
 AST J.P. Morgan Strategic
  Opportunities Portfolio            1.26%
 AST Jennison Large-Cap Growth
  Portfolio                          1.00%
 AST Jennison Large-Cap Value
  Portfolio                          0.85%
 AST Large-Cap Value Portfolio       0.84%
 AST Loomis Sayles Large-Cap
  Growth Portfolio/ 15/              0.93%
 AST Lord Abbett Core Fixed
  Income Portfolio/ 16/              0.76%
 AST MFS Global Equity
  Portfolio                          1.14%
 AST MFS Growth Portfolio            0.99%
 AST MFS Large-Cap Value
  Portfolio                          0.97%
 AST Mid-Cap Value Portfolio         1.06%
 AST Money Market Portfolio          0.59%
 AST Neuberger Berman Core
  Bond Portfolio                     0.82%
 AST Neuberger Berman Mid-
  Cap Growth Portfolio/ 17/          1.00%
 AST Neuberger Berman/LSV
  Mid-Cap Value Portfolio/ 18/       1.01%
 AST New Discovery Asset
  Allocation Portfolio/ 19/          1.02%
 AST Parametric Emerging
  Markets Equity Portfolio           1.41%

   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------


                                                                  For the year ended December 31, 2013
                                 -------------------------------------------------------------------------------------------
             FUNDS                                                                                     Total
                                                                              Broker Fees  Acquired   Annual
                                                                   Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                                 Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                    Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
-----------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST CONTINUED
 AST PIMCO Limited Maturity
  Bond Portfolio                   0.62%     0.04%      0.10%        0.00%       0.00%       0.00%     0.76%       0.00%
 AST PIMCO Total Return Bond
  Portfolio                        0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%
 AST Preservation Asset
  Allocation Portfolio             0.15%     0.01%      0.00%        0.00%       0.00%       0.76%     0.92%       0.00%
 AST Prudential Core Bond
  Portfolio /20/                   0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.04%
 AST Prudential Growth
  Allocation Portfolio             0.81%     0.02%      0.10%        0.00%       0.00%       0.01%     0.94%       0.00%
 AST QMA Emerging Markets
  Equity Portfolio                 1.09%     0.24%      0.10%        0.00%       0.00%       0.03%     1.46%       0.00%
 AST QMA Large-Cap Portfolio       0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%
 AST QMA US Equity Alpha
  Portfolio                        0.99%     0.04%      0.10%        0.22%       0.25%       0.00%     1.60%       0.00%
 AST Quantitative Modeling
  Portfolio                        0.25%     0.05%      0.00%        0.00%       0.00%       0.88%     1.18%       0.00%
 AST RCM World Trends
  Portfolio                        0.91%     0.03%      0.10%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Schroders Global Tactical
  Portfolio                        0.91%     0.04%      0.10%        0.00%       0.00%       0.12%     1.17%       0.00%
 AST Schroders Multi-Asset
  World Strategies Portfolio       1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%
 AST Small-Cap Growth Portfolio    0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%
 AST Small-Cap Value Portfolio     0.88%     0.03%      0.10%        0.00%       0.00%       0.04%     1.05%       0.00%
 AST T. Rowe Price Asset
  Allocation Portfolio             0.79%     0.03%      0.10%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST T. Rowe Price Equity
  Income Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%
 AST T. Rowe Price Growth
  Opportunities Portfolio          0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%
 AST T. Rowe Price Large-Cap
  Growth Portfolio                 0.85%     0.02%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST T. Rowe Price Natural
  Resources Portfolio              0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Templeton Global Bond
  Portfolio                        0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Wellington Management
  Hedged Equity Portfolio          0.97%     0.04%      0.10%        0.00%       0.00%       0.02%     1.13%       0.00%
 AST Western Asset Core Plus
  Bond Portfolio /21/              0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.15%
 AST Western Asset Emerging
  Markets Debt Portfolio /22/      0.84%     0.07%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.05%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PROFUND VP/ 23/
 ProFund VP Large-Cap Value        0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%      -0.16%
 ProFund VP Large-Cap Growth       0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%      -0.10%
 ProFund VP Mid-Cap Value          0.75%     0.83%      0.25%        0.00%       0.00%       0.02%     1.85%      -0.15%
 ProFund VP Mid-Cap Growth         0.75%     0.79%      0.25%        0.00%       0.00%       0.00%     1.79%      -0.11%
 ProFund VP Small-Cap Value        0.75%     0.88%      0.25%        0.00%       0.00%       0.04%     1.92%      -0.20%
 ProFund VP Small-Cap Growth       0.75%     0.83%      0.25%        0.00%       0.00%       0.05%     1.88%      -0.15%
 ProFund VP Consumer Goods         0.75%     0.76%      0.25%        0.00%       0.00%       0.00%     1.76%      -0.08%



                                 -----------
             FUNDS
                                 Net Annual
                                    Fund
                                 Operating
                                  Expenses
-------------------------------------------
ADVANCED SERIES TRUST CONTINUED
 AST PIMCO Limited Maturity
  Bond Portfolio                   0.76%
 AST PIMCO Total Return Bond
  Portfolio                        0.72%
 AST Preservation Asset
  Allocation Portfolio             0.92%
 AST Prudential Core Bond
  Portfolio /20/                   0.75%
 AST Prudential Growth
  Allocation Portfolio             0.94%
 AST QMA Emerging Markets
  Equity Portfolio                 1.46%
 AST QMA Large-Cap Portfolio       0.84%
 AST QMA US Equity Alpha
  Portfolio                        1.60%
 AST Quantitative Modeling
  Portfolio                        1.18%
 AST RCM World Trends
  Portfolio                        1.04%
 AST Schroders Global Tactical
  Portfolio                        1.17%
 AST Schroders Multi-Asset
  World Strategies Portfolio       1.32%
 AST Small-Cap Growth Portfolio    1.01%
 AST Small-Cap Value Portfolio     1.05%
 AST T. Rowe Price Asset
  Allocation Portfolio             0.92%
 AST T. Rowe Price Equity
  Income Portfolio                 0.84%
 AST T. Rowe Price Growth
  Opportunities Portfolio          1.01%
 AST T. Rowe Price Large-Cap
  Growth Portfolio                 0.97%
 AST T. Rowe Price Natural
  Resources Portfolio              1.02%
 AST Templeton Global Bond
  Portfolio                        0.98%
 AST Wellington Management
  Hedged Equity Portfolio          1.13%
 AST Western Asset Core Plus
  Bond Portfolio /21/              0.64%
 AST Western Asset Emerging
  Markets Debt Portfolio /22/      0.96%
-------------------------------------------

-------------------------------------------
PROFUND VP/ 23/
 ProFund VP Large-Cap Value        1.68%
 ProFund VP Large-Cap Growth       1.68%
 ProFund VP Mid-Cap Value          1.70%
 ProFund VP Mid-Cap Growth         1.68%
 ProFund VP Small-Cap Value        1.72%
 ProFund VP Small-Cap Growth       1.73%
 ProFund VP Consumer Goods         1.68%

   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------


                                                                For the year ended December 31, 2013
                               -------------------------------------------------------------------------------------------
            FUNDS                                                                                    Total
                                                                            Broker Fees  Acquired   Annual
                                                                 Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                               Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                  Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
---------------------------------------------------------------------------------------------------------------------------
PROFUND VP CONTINUED
 ProFund VP Consumer Services    0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%      -0.10%
 ProFund VP Financials           0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%      -0.10%
 ProFund VP Health Care          0.75%     0.72%      0.25%        0.00%       0.00%       0.00%     1.72%      -0.04%
 ProFund VP Industrials          0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%      -0.13%
 ProFund VP Real Estate          0.75%     0.75%      0.25%        0.00%       0.00%       0.00%     1.75%      -0.07%
 ProFund VP
  Telecommunications             0.75%     0.73%      0.25%        0.00%       0.00%       0.00%     1.73%      -0.05%
 ProFund VP Utilities            0.75%     0.76%      0.25%        0.00%       0.00%       0.00%     1.76%      -0.08%



                               -----------
            FUNDS
                               Net Annual
                                  Fund
                               Operating
                                Expenses
-----------------------------------------
PROFUND VP CONTINUED
 ProFund VP Consumer Services    1.68%
 ProFund VP Financials           1.68%
 ProFund VP Health Care          1.68%
 ProFund VP Industrials          1.68%
 ProFund VP Real Estate          1.68%
 ProFund VP
  Telecommunications             1.68%
 ProFund VP Utilities            1.68%



 1 The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Investment Managers have contractually agreed to waive 0.17% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter.
 4 The distributor of the Portfolio has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of each Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
 5 The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 6 The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 7 The Investment Managers have contractually agreed to waive 0.08% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 8 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 9 The Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. The Investment Managers have additionally agreed to waive 0.10% of their investment management fee through June 30, 2015. The Investment Managers have also contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. Each expense limitation may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 10 The Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. The Investment Managers have additionally agreed to waive 0.10% of their investment management fee through June 30, 2015. The Investment Managers have also contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. Each expense limitation may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 11 The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 12 The Investment Managers have contractually agreed to waive 0.04% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

 13 The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed through May 1, 2015 to waive 0.003% of their investment management fee. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this fee waiver after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 14 The distributor of the Portfolio has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of each Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
 15 The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 16 The Investment Managers have contractually agreed through June 30, 2015 to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion. The expense limitation may not be terminated or modified prior to its expiration date, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 17 The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 18 The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 19 The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2015. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2015. The waiver and expense limitation may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the waiver and expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 20 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. The contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 21 The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 22 The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2015. This waiver arrangement may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 23 ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding "Acquired Fund Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% through April 30, 2015. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time.

                               EXPENSE EXAMPLES


 These examples are intended to help you compare the cost of investing in the Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in "Summary of Contract Fees and Charges."

   .   Insurance Charge
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Permitted Sub-account that may be elected with any of the optional benefits with the maximum gross total operating expenses for 2012, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elected the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which is the maximum combination of optional benefit charges)

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your Annuity, do not surrender your Annuity, or if you annuitize your Annuity at the end of the applicable time period:


                                   1 YR 3 YRS  5 YRS  10 YRS
                   -----------------------------------------
                   ADVISOR SERIES  $520 $1,592 $2,705 $5,682
                   -----------------------------------------


 PLEASE SEE APPENDIX A FOR A TABLE OF ACCUMULATION UNIT VALUES.

                                    SUMMARY

 PRUDENTIAL PREMIER ADVISOR VARIABLE ANNUITY SERIES ("ADVISOR SERIES")
 This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

 THE ANNUITY: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.


 The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.


 PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application. The maximum age for purchasing the Annuity is 85, and the minimum initial Purchase Payment is $10,000.

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.


 Please see "Requirements for Purchasing the Annuity" for additional information.

 INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.


 Please see "Investment Options," and "Managing Your Account Value" for information.

 ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 OPTIONAL LIVING BENEFITS

 GUARANTEED LIFETIME WITHDRAWAL BENEFITS. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). Your Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

 We currently offer the following optional benefits:

   .   Highest Daily Lifetime Income v2.1
   .   Spousal Highest Daily Lifetime Income v2.1

   .   Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
   .   Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death
       Benefit

 We previously offered the following optional living benefits during the periods indicated.

 Offered from August 20, 2012 to February 24, 2013:
   .   Highest Daily Lifetime Income 2.0
   .   Spousal Highest Daily Lifetime Income 2.0
   .   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
   .   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death
       Benefit

 Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.

 Offered from January 24, 2011 to August 19, 2012:
   .   Highest Daily Lifetime Income
   .   Spousal Highest Daily Lifetime Income

 Please see Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits.

 Offered from March 15, 2010 to January 23, 2011:
   .   Highest Daily Lifetime 6 Plus Income
   .   Spousal Highest Daily Lifetime 6 Plus Income

 Please see Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.


 As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

 In the "Living Benefits" section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. PLEASE ALSO NOTE THAT IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF A WITHDRAWAL OF EXCESS INCOME, BOTH THE OPTIONAL BENEFIT AND THE ANNUITY WILL TERMINATE. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.


 GUARANTEED MINIMUM ACCUMULATION BENEFITS. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

 These benefits are:
   .   Guaranteed Return Option Plus II*
   .   Highest Daily Guaranteed Return Option II*

 * Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.

 Please see "Living Benefits" for more information.

 DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a minimum death benefit. Please see "Death Benefits" for more information.

 FEES AND CHARGES: The Annuity, and the optional living benefits and optional death benefit, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


 MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."


 OTHER INFORMATION: Please see the section entitled "Other Information" for more information about the Annuity, including legal information about Pruco Life of New Jersey, the Separate Account, and Portfolios.

                              INVESTMENT OPTIONS


 The Investment Options under the Annuity consist of the Sub-accounts. In this section, we describe the Portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits.

 Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.

 As a condition of participating in the optional benefits, you will be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v2.1) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

 WHETHER OR NOT YOU ELECT AN OPTIONAL BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

 (a)a Portfolio's investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategy;
 (b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (c)a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.


 VARIABLE INVESTMENT OPTIONS

 Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below classifies each of the Portfolios based on our assessment of their investment style. The chart also provides a description of each Portfolio's investment objective to assist you in determining which Portfolios may be of interest to you. PLEASE NOTE, THE AST INVESTMENT GRADE BOND SUB-ACCOUNT IS NOT AVAILABLE FOR ALLOCATION OF PURCHASE PAYMENTS.

 Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.

 The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Conversely, certain retail mutual funds may be managed by the same adviser or subadviser of a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

 On APRIL 29, 2013, we stopped offering the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.

 The name of the adviser/subadviser for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of the Advanced Series Trust. The Portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, for most Portfolios one or more subadvisers, as noted below, is engaged to conduct day-to-day management Some of the subadvisers are affiliated companies of Pruco Life of New Jersey. Allocations made to all AST Portfolios benefit us financially.

 Please see "Other Information" under the heading concerning "Service Fees Payable to Pruco Life of New Jersey" for a discussion of fees that we may receive from underlying Portfolios and/or their affiliates. You may select Portfolios individually, create your own combination of Portfolios (certain limitations apply - see "Limitations with Optional Benefits" later in this section), or select from among combinations of Portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation Portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that uses a predetermined mathematical formula, under which your Account Value may be transferred between certain "Permitted Sub-accounts" and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.


 THE FOLLOWING TABLE CONTAINS LIMITED INFORMATION ABOUT THE PORTFOLIOS. BEFORE SELECTING AN INVESTMENT OPTION OR PORTFOLIO COMBINATION, YOU SHOULD CAREFULLY REVIEW THE SUMMARY PROSPECTUSES AND/OR PROSPECTUSES FOR THE PORTFOLIOS, WHICH CONTAIN DETAILS ABOUT THE INVESTMENT OBJECTIVES, POLICIES, RISKS, COSTS AND MANAGEMENT OF THE PORTFOLIOS. YOU CAN OBTAIN THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-888-PRU-2888.

        ADVANCED                STYLE/                     INVESTMENT                            PORTFOLIO
       SERIES TRUST              TYPE                 OBJECTIVES/POLICIES                         ADVISOR/
         ("AST")                                                                                SUBADVISOR(S)
      PORTFOLIO NAME
------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC STRATEGIES        ASSET         Seeks long-term capital appreciation.    AlphaSimplex Group, LLC
ASSET ALLOCATION PORTFOLIO    ALLOCATION                                               AQR Capital Management, LLC
                                                                                          and CNH Partners, LLC
                                                                                       CoreCommodity Management,
                                                                                          LLC
                                                                                       First Quadrant, L.P.
                                                                                       Jennison Associates LLC
                                                                                       J.P. Morgan Investment
                                                                                          Management, Inc.
                                                                                       Pacific Investment Management
                                                                                          Company LLC (PIMCO)
                                                                                       Prudential Investments LLC
                                                                                       Quantitative Management
                                                                                          Associates LLC
                                                                                       Western Asset Management
                                                                                          Company/ Western Asset
                                                                                          Management Company Limited
------------------------------------------------------------------------------------------------------------------------
 AST ADVANCED STRATEGIES        ASSET         Seeks a high level of absolute return    Brown Advisory LLC
        PORTFOLIO             ALLOCATION      by using traditional and non-            Loomis, Sayles & Company,
                                              traditional investment strategies and       L.P.
                                              by investing in domestic and foreign     LSV Asset Management
                                              equity and fixed income securities,      Pacific Investment Management
                                              derivative instruments and other            Company LLC (PIMCO)
                                              investment companies.                    Quantitative Management
                                                                                          Associates LLC
                                                                                       T. Rowe Price Associates, Inc.
                                                                                       William Blair & Company, LLC
------------------------------------------------------------------------------------------------------------------------
     AST AQR EMERGING        INTERNATIONAL    Seeks long-term capital appreciation.    AQR Capital Management, LLC
 MARKETS EQUITY PORTFOLIO       EQUITY
------------------------------------------------------------------------------------------------------------------------
    AST AQR LARGE-CAP         LARGE-CAP       Seeks long-term capital appreciation.    AQR Capital Management, LLC
        PORTFOLIO               BLEND
------------------------------------------------------------------------------------------------------------------------
    AST BALANCED ASSET          ASSET         Seeks to obtain the highest potential    Prudential Investments LLC
   ALLOCATION PORTFOLIO       ALLOCATION      total return consistent with its         Quantitative Management
                                              specified level of risk tolerance.          Associates LLC
------------------------------------------------------------------------------------------------------------------------
   AST BLACKROCK GLOBAL         ASSET         Seeks a high total return consistent     BlackRock Financial
   STRATEGIES PORTFOLIO       ALLOCATION      with a moderate level of risk.              Management, Inc.
------------------------------------------------------------------------------------------------------------------------
  AST BLACKROCK ISHARES         ASSET         Seeks to maximize total return with a    BlackRock Financial
      ETF PORTFOLIO           ALLOCATION      moderate level of risk.                     Management, Inc.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2017     FIXED INCOME     Seeks the highest total return for a     Prudential Investment
                                              specific period of time, consistent         Management, Inc.
                                              with the preservation of capital and
                                              liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2018     FIXED INCOME     Seeks the highest total return for a     Prudential Investment
                                              specific period of time, consistent         Management, Inc.
                                              with the preservation of capital and
                                              liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2019     FIXED INCOME     Seeks the highest total return for a     Prudential Investment
                                              specific period of time, consistent         Management, Inc.
                                              with the preservation of capital and
                                              liquidity needs.
------------------------------------------------------------------------------------------------------------------------

        ADVANCED              STYLE/                     INVESTMENT                              PORTFOLIO
      SERIES TRUST             TYPE                  OBJECTIVES/POLICIES                          ADVISOR/
         ("AST")                                                                               SUBADVISOR(S)
     PORTFOLIO NAME
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2020    FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                            specific period of time, consistent          Management, Inc.
                                            with the preservation of capital and
                                            liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2021    FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                            specific period of time, consistent          Management, Inc.
                                            with the preservation of capital and
                                            liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2022    FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                            specific period of time, consistent          Management, Inc.
                                            with the preservation of capital and
                                            liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2023    FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                            specific period of time, consistent          Management, Inc.
                                            with the preservation of capital and
                                            liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2024    FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                            specific period of time, consistent          Management, Inc.
                                            with the preservation of capital and
                                            liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2025    FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                            specific period of time, consistent          Management, Inc.
                                            with the preservation of capital and
                                            liquidity needs.
------------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET       ASSET        Seeks to obtain a total return            Prudential Investments LLC
  ALLOCATION PORTFOLIO      ALLOCATION      consistent with its specified level of    Quantitative Management
                                            risk tolerance.                              Associates LLC
------------------------------------------------------------------------------------------------------------------------
AST CLEARBRIDGE DIVIDEND     LARGE-CAP      Seeks income, capital preservation,       ClearBridge Investments, LLC
    GROWTH PORTFOLIO           BLEND        and capital appreciation.
------------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY    SPECIALTY      Seeks to maximize total return            Cohen & Steers Capital
        PORTFOLIO                           through investment in real estate            Management, Inc.
                                            securities.
------------------------------------------------------------------------------------------------------------------------
   AST DEFENSIVE ASSET         ASSET        Seeks to obtain the highest potential     Prudential Investments LLC
  ALLOCATION PORTFOLIO      ALLOCATION      total return consistent with its          Quantitative Management
                                            specified level of risk tolerance.           Associates LLC
------------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE     SMALL-CAP      Seeks capital growth.                     Federated Equity Management
    GROWTH PORTFOLIO          GROWTH                                                     Company of Pennsylvania
                                                                                      Federated Global Investment
                                                                                         Management Corp.
------------------------------------------------------------------------------------------------------------------------
 AST FI PYRAMIS(R) ASSET       ASSET        Seeks to maximize total return.           Pyramis Global Advisors, LLC a
  ALLOCATION PORTFOLIO      ALLOCATION                                                   Fidelity Investments Company
------------------------------------------------------------------------------------------------------------------------
    AST FI PYRAMIS(R)          ASSET        Seeks long-term capital growth            Pyramis Global Advisors, LLC a
 QUANTITATIVE PORTFOLIO     ALLOCATION      balanced by current income.                  Fidelity Investments Company
(formerly AST First Trust
     Balanced Target
       Portfolio):
------------------------------------------------------------------------------------------------------------------------
 AST FRANKLIN TEMPLETON        ASSET        Seeks capital appreciation while its      Franklin Advisers, Inc.
FOUNDING FUNDS ALLOCATION   ALLOCATION      secondary investment objective is to      Franklin Mutual Advisers, LLC
        PORTFOLIO                           seek income.                              Templeton Global Advisors
                                                                                         Limited
------------------------------------------------------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license

          ADVANCED                 STYLE/                      INVESTMENT                               PORTFOLIO
        SERIES TRUST                TYPE                   OBJECTIVES/POLICIES                           ADVISOR/
           ("AST")                                                                                     SUBADVISOR(S)
       PORTFOLIO NAME
--------------------------------------------------------------------------------------------------------------------------------
   AST FRANKLIN TEMPLETON          ASSET         Seeks capital appreciation.                 AST Investment Services, Inc.
     FOUNDING FUNDS PLUS         ALLOCATION                                                  Prudential Investments LLC
          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
   AST GLOBAL REAL ESTATE        SPECIALTY       Seeks capital appreciation and              Prudential Real Estate Investors
          PORTFOLIO                              income.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS          LARGE-CAP       Seeks long-term growth of capital.          Goldman Sachs Asset
  LARGE-CAP VALUE PORTFOLIO        VALUE                                                        Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS           MID-CAP        Seeks long-term growth of capital.          Goldman Sachs Asset
  MID-CAP GROWTH PORTFOLIO         GROWTH                                                       Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS            ASSET         Seeks to obtain a high level of total       Goldman Sachs Asset
    MULTI-ASSET PORTFOLIO        ALLOCATION      return consistent with its level of risk       Management, L.P.
                                                 tolerance.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS          SMALL-CAP       Seeks long-term capital appreciation.       Goldman Sachs Asset
  SMALL-CAP VALUE PORTFOLIO        VALUE                                                        Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
    AST HERNDON LARGE-CAP        LARGE-CAP       Seeks maximum growth of capital by          Herndon Capital Management,
VALUE PORTFOLIO (formerly AST      VALUE         investing primarily in the value               LLC
 BlackRock Value Portfolio):                     stocks of larger companies.
--------------------------------------------------------------------------------------------------------------------------------
  AST HIGH YIELD PORTFOLIO      FIXED INCOME     Seeks maximum total return,                 J.P. Morgan Investment
                                                 consistent with preservation of                Management, Inc.
                                                 capital and prudent investment              Prudential Investment
                                                 management.                                    Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
  AST INTERNATIONAL GROWTH      INTERNATIONAL    Seeks long-term capital growth.             Jennison Associates LLC
          PORTFOLIO                EQUITY                                                    Neuberger Berman Management
                                                                                                LLC
                                                                                             William Blair & Company, LLC
--------------------------------------------------------------------------------------------------------------------------------
   AST INTERNATIONAL VALUE      INTERNATIONAL    Seeks capital growth.                       LSV Asset Management
          PORTFOLIO                EQUITY                                                    Thornburg Investment
                                                                                                Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
  AST INVESTMENT GRADE BOND     FIXED INCOME     Seeks to maximize total return,             Prudential Investment
          PORTFOLIO                              consistent with the preservation of            Management, Inc.
                                                 capital and liquidity needs.
--------------------------------------------------------------------------------------------------------------------------------
   AST J.P. MORGAN GLOBAL          ASSET         Seeks capital appreciation consistent       J.P. Morgan Investment
THEMATIC PORTFOLIO (formerly     ALLOCATION      with its specified level of risk               Management Inc./ Security
  AST Horizon Growth Asset                       tolerance.                                     Capital Research & Management
   Allocation Portfolio):                                                                       Incorporated
--------------------------------------------------------------------------------------------------------------------------------
       AST J.P. MORGAN          INTERNATIONAL    Seeks capital growth.                       J.P. Morgan Investment
    INTERNATIONAL EQUITY           EQUITY                                                       Management, Inc.
          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
  AST J.P. MORGAN STRATEGIC        ASSET         Seeks to maximize return compared           J.P. Morgan Investment
   OPPORTUNITIES PORTFOLIO       ALLOCATION      to the benchmark through security              Management, Inc.
                                                 selection and tactical asset
                                                 allocation.
--------------------------------------------------------------------------------------------------------------------------------
   AST JENNISON LARGE-CAP        LARGE-CAP       Seeks long-term growth of capital.          Jennison Associates LLC
      GROWTH PORTFOLIO             GROWTH
--------------------------------------------------------------------------------------------------------------------------------
   AST JENNISON LARGE-CAP        LARGE-CAP       Seeks capital appreciation.                 Jennison Associates LLC
       VALUE PORTFOLIO             VALUE
--------------------------------------------------------------------------------------------------------------------------------
     AST LARGE-CAP VALUE         LARGE-CAP       Seeks current income and long-term          Hotchkis and Wiley Capital
          PORTFOLIO                VALUE         growth of income, as well as capital           Management, LLC
                                                 appreciation.
--------------------------------------------------------------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

        ADVANCED                STYLE/                     INVESTMENT                              PORTFOLIO
       SERIES TRUST              TYPE                  OBJECTIVES/POLICIES                          ADVISOR/
         ("AST")                                                                                  SUBADVISOR(S)
      PORTFOLIO NAME
---------------------------------------------------------------------------------------------------------------------------
    AST LOOMIS SAYLES         LARGE-CAP       Seeks capital growth. Income              Loomis, Sayles & Company,
     LARGE-CAP GROWTH           GROWTH        realization is not an investment             L.P.
        PORTFOLIO                             objective and any income realized on
                                              the Portfolio's investments,
                                              therefore, will be incidental to the
                                              Portfolio's objective.
---------------------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED   FIXED INCOME     Seeks income and capital                  Lord, Abbett & Co. LLC
     INCOME PORTFOLIO                         appreciation to produce a high total
                                              return.
---------------------------------------------------------------------------------------------------------------------------
  AST MFS GLOBAL EQUITY      INTERNATIONAL    Seeks capital growth.                     Massachusetts Financial Services
        PORTFOLIO               EQUITY                                                     Company
---------------------------------------------------------------------------------------------------------------------------
 AST MFS GROWTH PORTFOLIO     LARGE-CAP       Seeks long-term capital growth and        Massachusetts Financial Services
                                GROWTH        future, rather than current income.          Company
---------------------------------------------------------------------------------------------------------------------------
 AST MFS LARGE-CAP VALUE      LARGE-CAP       Seeks capital appreciation.               Massachusetts Financial Services
        PORTFOLIO               VALUE                                                      Company
---------------------------------------------------------------------------------------------------------------------------
    AST MID-CAP VALUE          MID-CAP        Seeks to provide capital growth by        EARNEST Partners, LLC
        PORTFOLIO               VALUE         investing primarily in mid-               WEDGE Capital Management
                                              capitalization stocks that appear to         L.L.P.
                                              be undervalued.
---------------------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO   FIXED INCOME     Seeks high current income and             Prudential Investment
                                              maintain high levels of liquidity.           Management, Inc.
---------------------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN      FIXED INCOME     Seeks to maximize total return            Neuberger Berman Fixed Income
   CORE BOND PORTFOLIO                        consistent with the preservation of          LLC
                                              capital.
---------------------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN        MID-CAP        Seeks capital growth.                     Neuberger Berman Management
 MID-CAP GROWTH PORTFOLIO       GROWTH                                                     LLC
---------------------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN/       MID-CAP        Seeks capital growth.                     LSV Asset Management
    LSV MID-CAP VALUE           VALUE                                                   Neuberger Berman Management
        PORTFOLIO                                                                          LLC
---------------------------------------------------------------------------------------------------------------------------
 AST NEW DISCOVERY ASSET        ASSET         Seeks total return.                       Bradford & Marzec LLC
   ALLOCATION PORTFOLIO       ALLOCATION                                                Brown Advisory, LLC
                                                                                        C.S. McKee, LP
                                                                                        EARNEST Partners, LLC
                                                                                        Epoch Investment Partners, Inc.
                                                                                        Parametric Portfolio Associates
                                                                                           LLC Security Investors, LLC
                                                                                        Thompson, Siegel & Walmsley
                                                                                           LLC
---------------------------------------------------------------------------------------------------------------------------
 AST PARAMETRIC EMERGING     INTERNATIONAL    Seeks long-term capital                   Parametric Portfolio Associates
 MARKETS EQUITY PORTFOLIO       EQUITY        appreciation.                                LLC
---------------------------------------------------------------------------------------------------------------------------
    AST PIMCO LIMITED        FIXED INCOME     Seeks to maximize total return            Pacific Investment Management
 MATURITY BOND PORTFOLIO                      consistent with preservation of              Company LLC (PIMCO)
                                              capital and prudent investment
                                              management.
---------------------------------------------------------------------------------------------------------------------------
  AST PIMCO TOTAL RETURN     FIXED INCOME     Seeks to maximize total return            Pacific Investment Management
      BOND PORTFOLIO                          consistent with preservation of              Company LLC (PIMCO)
                                              capital and prudent investment
                                              management.
---------------------------------------------------------------------------------------------------------------------------
  AST PRESERVATION ASSET        ASSET         Seeks to obtain a total return            Prudential Investments LLC
   ALLOCATION PORTFOLIO       ALLOCATION      consistent with its specified level of    Quantitative Management
                                              risk tolerance.                              Associates LLC
---------------------------------------------------------------------------------------------------------------------------
 AST PRUDENTIAL CORE BOND    FIXED INCOME     Seeks to maximize total return            Prudential Investment
        PORTFOLIO                             consistent with the long-term                Management, Inc.
                                              preservation of capital.
---------------------------------------------------------------------------------------------------------------------------

        ADVANCED                STYLE/                      INVESTMENT                              PORTFOLIO
       SERIES TRUST              TYPE                  OBJECTIVES/POLICIES                           ADVISOR/
         ("AST")                                                                                   SUBADVISOR(S)
      PORTFOLIO NAME
----------------------------------------------------------------------------------------------------------------------------
  AST PRUDENTIAL GROWTH         ASSET         Seeks total return.                        Prudential Investment
   ALLOCATION PORTFOLIO       ALLOCATION                                                    Management, Inc.
                                                                                         Quantitative Management
                                                                                            Associates LLC
----------------------------------------------------------------------------------------------------------------------------
     AST QMA EMERGING        INTERNATIONAL    Seeks long-term capital appreciation.      Quantitative Management
 MARKETS EQUITY PORTFOLIO       EQUITY                                                      Associates LLC
----------------------------------------------------------------------------------------------------------------------------
    AST QMA LARGE-CAP         LARGE-CAP       Seeks long-term capital appreciation.      Quantitative Management
        PORTFOLIO               BLEND                                                       Associates LLC
----------------------------------------------------------------------------------------------------------------------------
 AST QMA US EQUITY ALPHA      LARGE-CAP       Seeks long term capital appreciation.      Quantitative Management
        PORTFOLIO               BLEND                                                       Associates LLC
----------------------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING       ASSET         Seeks a high potential return while        Quantitative Management
        PORTFOLIO             ALLOCATION      attempting to mitigate downside risk          Associates LLC
                                              during adverse market cycles.
----------------------------------------------------------------------------------------------------------------------------
   AST RCM WORLD TRENDS         ASSET         seeks highest potential total return       Allianz Global Investors U.S.
 PORTFOLIO (formerly AST      ALLOCATION      consistent with its specified level of        LLC
Moderate Asset Allocation                     risk tolerance.
       Portfolio):
----------------------------------------------------------------------------------------------------------------------------
   AST SCHRODERS GLOBAL         ASSET         Seeks to outperform its blended            Schroder Investment
    TACTICAL PORTFOLIO        ALLOCATION      performance benchmark.                        Management North America
                                                                                            Inc./ Schroder Investment
                                                                                            Management North America Ltd.
----------------------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET       ASSET         Seeks long-term capital appreciation.      Schroder Investment
WORLD STRATEGIES PORTFOLIO    ALLOCATION                                                    Management North America
                                                                                            Inc./ Schroder Investment
                                                                                            Management North America Ltd.
----------------------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP GROWTH       SMALL-CAP       Seeks long-term capital growth.            Eagle Asset Management, Inc.
        PORTFOLIO               GROWTH                                                   Emerald Mutual Fund Advisers
                                                                                            Trust
----------------------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP VALUE        SMALL-CAP       Seeks to provide long-term capital         ClearBridge Investments, LLC
        PORTFOLIO               VALUE         growth by investing primarily in           J.P. Morgan Investment
                                              small-capitalization stocks that              Management, Inc.
                                              appear to be undervalued.                  Lee Munder Capital Group, LLC
----------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE ASSET        ASSET         Seeks a high level of total return by      T. Rowe Price Associates, Inc.
   ALLOCATION PORTFOLIO       ALLOCATION      investing primarily in a diversified
                                              portfolio of equity and fixed income
                                              securities.
----------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE EQUITY     LARGE-CAP       Seeks substantial dividend income as       T. Rowe Price Associates, Inc.
     INCOME PORTFOLIO           VALUE         well as long-term growth of capital
                                              through investments in the common
                                              stocks of established companies.
----------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE GROWTH       ASSET         Seeks a high level of total return by      T. Rowe Price Associates, Inc.
 OPPORTUNITIES PORTFOLIO      ALLOCATION      investing primarily in a diversified       T. Rowe Price International Ltd.
                                              portfolio of equity and fixed income       T. Rowe Price International Ltd.
                                              securities.                                   - Tokyo and T. Rowe Price
                                                                                            Hong Kong Limited
----------------------------------------------------------------------------------------------------------------------------
    AST T. ROWE PRICE         LARGE-CAP       Seeks long-term growth of capital by       T. Rowe Price Associates, Inc.
     LARGE-CAP GROWTH           GROWTH        investing predominantly in the equity
        PORTFOLIO                             securities of a limited number of
                                              large, carefully selected, high-quality
                                              U.S. companies that are judged likely
                                              to achieve superior earnings growth.
----------------------------------------------------------------------------------------------------------------------------

         ADVANCED               STYLE/                     INVESTMENT                             PORTFOLIO
       SERIES TRUST              TYPE                  OBJECTIVES/POLICIES                         ADVISOR/
          ("AST")                                                                                SUBADVISOR(S)
      PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE NATURAL     SPECIALTY      Seeks long-term capital growth            T. Rowe Price Associates, Inc.
    RESOURCES PORTFOLIO                       primarily through investing in the
                                              common stocks of companies that
                                              own or develop natural resources
                                              (such as energy products, precious
                                              metals and forest products) and
                                              other basic commodities.
-------------------------------------------------------------------------------------------------------------------------
 AST TEMPLETON GLOBAL BOND    FIXED INCOME    Seeks to provide current income with      Franklin Advisers, Inc.
PORTFOLIO (formerly the AST                   capital appreciation and growth of
 T. Rowe Price Global Bond                    income.
        Portfolio)
-------------------------------------------------------------------------------------------------------------------------
      AST WELLINGTON             ASSET        Seeks to outperform a mix of 50%          Wellington Management
     MANAGEMENT HEDGED        ALLOCATION      Russell 3000(R) Index, 20% MSCI              Company, LLP
     EQUITY PORTFOLIO                         EAFE Index, and 30% Treasury Bill
                                              Index over a full market cycle by
                                              preserving capital in adverse
                                              markets utilizing an options strategy
                                              while maintaining equity exposure to
                                              benefit from up markets through
                                              investments in Wellington
                                              Management's equity investment
                                              strategies.
-------------------------------------------------------------------------------------------------------------------------
  AST WESTERN ASSET CORE      FIXED INCOME    Seeks to maximize total return,           Western Asset Management
    PLUS BOND PORTFOLIO                       consistent with prudent investment           Company/ Western Asset
                                              management and liquidity needs, by           Management Company Limited
                                              investing to obtain the average
                                              duration specified for the Portfolio.
-------------------------------------------------------------------------------------------------------------------------
     AST WESTERN ASSET        FIXED INCOME    Seeks to maximize total return.           Western Asset Management
   EMERGING MARKETS DEBT                                                                   Company/ Western Asset
         PORTFOLIO                                                                         Management Company Limited
-------------------------------------------------------------------------------------------------------------------------
        PROFUNDS VP             STYLE/                     INVESTMENT                             PORTFOLIO
        PORTFOLIOS               TYPE                  OBJECTIVES/POLICIES                         ADVISOR/
      PORTFOLIO NAME                                                                             SUBADVISOR(S)
-------------------------------------------------------------------------------------------------------------------------
   PROFUND VP SMALL-CAP        SMALL-CAP      Seeks investment results, before fees     ProFund Advisors LLC
           VALUE                 VALUE        and expenses, that correspond to the
                                              performance of the S&P SmallCap
                                              600(R) Value Index (the "Index").
-------------------------------------------------------------------------------------------------------------------------
   PROFUND VP SMALL-CAP        SMALL-CAP      Seeks investment results, before fees     ProFund Advisors LLC
          GROWTH                GROWTH.       and expenses, that correspond to the
                                              performance of the S&P SmallCap
                                              600(R) Growth Index(R) (the "Index").
-------------------------------------------------------------------------------------------------------------------------
   PROFUND VP LARGE-CAP        LARGE-CAP      Seeks investment results, before fees     ProFund Advisors LLC
           VALUE                 VALUE        and expenses, that correspond to the
                                              performance of the S&P 500(R) Value
                                              Index (the "Index").
-------------------------------------------------------------------------------------------------------------------------
   PROFUND VP LARGE-CAP        LARGE-CAP      Seeks investment results, before fees     ProFund Advisors LLC
          GROWTH                GROWTH        and expenses, that correspond to the
                                              performance of the S&P 500(R)
                                              Growth Index (the "Index").
-------------------------------------------------------------------------------------------------------------------------
 PROFUND VP MID-CAP VALUE       MID-CAP       Seeks investment results, before fees     ProFund Advisors LLC
                                VALUE.        and expenses, that correspond to the
                                              performance of the S&P MidCap
                                              400(R) Value Index (the "Index").
-------------------------------------------------------------------------------------------------------------------------

     PROFUNDS VP          STYLE/                    INVESTMENT                       PORTFOLIO
     PORTFOLIOS            TYPE                OBJECTIVES/POLICIES                    ADVISOR/
    PORTFOLIO NAME                                                                  SUBADVISOR(S)
-------------------------------------------------------------------------------------------------------
  PROFUND VP MID-CAP      MID-CAP      Seeks investment results, before fees    ProFund Advisors LLC
        GROWTH            GROWTH       and expenses, that correspond to the
                                       performance of the S&P MidCap
                                       400(R) Growth Index (the "Index").
-------------------------------------------------------------------------------------------------------
 PROFUND VP CONSUMER     SPECIALTY     Seeks investment results, before fees    ProFund Advisors LLC
        GOODS                          and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Consumer Goods/SM/ Index (the
                                       "Index").
-------------------------------------------------------------------------------------------------------
 PROFUND VP CONSUMER     SPECIALTY     Seeks investment results, before fees    ProFund Advisors LLC
       SERVICES                        and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Consumer Services/SM/ Index (the
                                       "Index").
-------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS    SPECIALTY.    Seeks investment results, before fees    ProFund Advisors LLC
                                       and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Financials/SM/ Index (the "Index").
-------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE   SPECIALTY     Seeks investment results, before fees    ProFund Advisors LLC
                                       and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Health Care/SM/ Index (the "Index").
-------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS   SPECIALTY     Seeks investment results, before fees    ProFund Advisors LLC
                                       and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Industrials/SM/ Index (the "Index").
-------------------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE   SPECIALTY     Seeks investment results, before fees    ProFund Advisors LLC
                                       and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Real Estate/SM/ Index (the "Index").
-------------------------------------------------------------------------------------------------------
      PROFUND VP         SPECIALTY     Seeks investment results, before fees    ProFund Advisors LLC
  TELECOMMUNICATIONS                   and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Telecommunications/SM/ Index (the
                                       "Index").
-------------------------------------------------------------------------------------------------------
 PROFUND VP UTILITIES    SPECIALTY     Seeks investment results, before fees    ProFund Advisors LLC
                                       and expenses, that correspond to the
                                       performance of the Dow Jones U.S.
                                       Utilities/SM/ Index (the "Index").
-------------------------------------------------------------------------------------------------------


 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 LIMITATIONS WITH OPTIONAL BENEFITS

 As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of Portfolios, but you are subject to certain other restrictions. Specifically:

   . you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio; and

   .   you may allocate up to 80% in the Portfolios listed in the table below;
       and

   . on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

   . between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and
   . if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.


 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. WE MAY MODIFY OR TERMINATE THE CUSTOM PORTFOLIOS PROGRAM AT ANY TIME. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

 In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.


 GROUP I: ALLOWABLE BENEFIT ALLOCATIONS


 Highest Daily Lifetime Income v2.1                             AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income v2.1                     AST Advanced Strategies
 Highest Daily Lifetime Income v2.1 with Highest Annual         AST Balanced Asset Allocation
 Death Benefit                                                  AST BlackRock Global Strategies
 Spousal Highest Daily Lifetime Income v2.1 with Highest        AST BlackRock iShares ETF
 Annual Death Benefit                                           AST Capital Growth Asset Allocation
 Highest Daily Lifetime Income 2.0                              AST Defensive Asset Allocation
 Spousal Highest Daily Lifetime Income 2.0                      AST FI Pyramis(R) Asset Allocation
 Highest Daily Lifetime Income 2.0 with Highest Annual Death    AST FI Pyramis(R) Quantitative
 Benefit                                                        *AST Franklin Templeton Founding Funds Allocation
 Spousal Highest Daily Lifetime Income 2.0 with Highest         AST Franklin Templeton Founding Funds Plus
 Annual Death Benefit                                           AST Goldman Sachs Multi-Asset
 Highest Daily Lifetime Income                                  AST J.P. Morgan Global Thematic
 Spousal Highest Daily Lifetime Income                          AST J.P. Morgan Strategic Opportunities
 Highest Daily Lifetime 6 Plus                                  AST New Discovery Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus                          AST Preservation Asset Allocation
 GRO Plus II                                                    AST Prudential Growth Allocation
 Highest Daily GRO II                                           AST RCM World Trends
 Highest Anniversary Value Death Benefit                        AST Schroders Global Tactical
                                                                AST Schroders Multi-Asset World Strategies
                                                                AST T. Rowe Price Asset Allocation
                                                                AST Wellington Management Hedged Equity


 *  No longer offered for new investment

 GROUP II: CUSTOM PORTFOLIOS PROGRAM


 Highest Daily Lifetime Income              AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income      AST Advanced Strategies
 Highest Daily Lifetime 6 Plus              AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus      AST BlackRock Global Strategies
 GRO Plus II                                AST BlackRock iShares ETF
 Highest Daily GRO II                       AST Capital Growth Asset Allocation
 Highest Anniversary Value Death Benefit    AST ClearBridge Dividend Growth
                                            AST Cohen & Steers Realty
                                            AST Defensive Asset Allocation
                                            AST Federated Aggressive Growth
                                            AST FI Pyramis(R) Asset Allocation
                                            AST FI Pyramis(R) Quantitative
                                            *AST Franklin Templeton Founding Funds Allocation
                                            AST Franklin Templeton Founding Funds Plus
                                            AST Global Real Estate
                                            AST Goldman Sachs Large-Cap Value
                                            AST Goldman Sachs Mid-Cap Growth
                                            AST Goldman Sachs Multi-Asset
                                            AST Goldman Sachs Small-Cap Value
                                            AST Herndon Large-Cap Growth
                                            AST High Yield
                                            AST International Growth
                                            AST International Value
                                            AST J.P. Morgan Global Thematic
                                            AST J.P. Morgan International Equity
                                            AST J.P. Morgan Strategic Opportunities
                                            AST Jennison Large-Cap Growth
                                            AST Jennison Large-Cap Value
                                            AST Large-Cap Value
                                            AST Loomis Sayles Large-Cap Growth
                                            AST Lord Abbett Core Fixed Income
                                            AST MFS Global Equity
                                            AST MFS Growth
                                            AST MFS Large-Cap Value
                                            AST Mid-Cap Value
                                            AST Money Market
                                            AST Neuberger Berman Core Bond
                                            AST Neuberger Berman Mid-Cap Growth
                                            AST Neuberger Berman/LSV Mid-Cap Value
                                            AST New Discovery Asset Allocation
                                            AST Parametric Emerging Markets Equity
                                            AST PIMCO Limited Maturity Bond
                                            AST PIMCO Total Return Bond
                                            AST Preservation Asset Allocation
                                            AST Prudential Core Bond
                                            AST Prudential Growth Allocation
                                            AST QMA US Equity Alpha
                                            AST RCM World Trends
                                            AST Schroders Global Tactical
                                            AST Schroders Multi-Asset World Strategies
                                            AST Small-Cap Growth
                                            AST Small-Cap Value
                                            AST T. Rowe Price Asset Allocation
                                            AST T. Rowe Price Equity Income
                                            AST T. Rowe Price Large-Cap Growth
                                            AST T. Rowe Price Natural Resources
                                            AST Templeton Global Bond
                                            AST Wellington Management Hedged Equity


 *  No longer offered for new investment.

                         AST Western Asset Core Plus Bond
                         Profund VP Consumer Goods
                         Profund VP Consumer Services
                         Profund VP Financials
                         Profund VP Health Care
                         Profund VP Industrials
                         Profund VP Large-Cap Growth
                         Profund VP Large-Cap Value
                         Profund VP Mid-Cap Growth
                         Profund VP Mid-Cap Value
                         Profund VP Real Estate
                         Profund VP Small-Cap Growth
                         Profund VP Small-Cap Value
                         Profund VP Telecommunications
                         Profund VP Utilities

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 TRANSFER FEE: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20/th/ in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.


 ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.

 INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that may provide guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase optional benefits, we will deduct an additional charge. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


 SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.


 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply.

 These fees and expenses are assessed against each Portfolio's net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888.


 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.

 REQUIREMENTS FOR PURCHASING THE ANNUITY
 WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. ALL SUCH CONDITIONS ARE DESCRIBED BELOW.

 INITIAL PURCHASE PAYMENT: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000 for the Advisor Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.


 SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity (age 85). If you purchase a Beneficiary Annuity, the maximum issue age is 70, based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 ADDITIONAL PURCHASE PAYMENTS: Currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or "EFT" purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

 FOR ANNUITIES THAT HAVE ONE OF THE HIGHEST DAILY LIFETIME INCOME V2.1 BENEFITS, WE MAY LIMIT, SUSPEND OR REJECT ANY ADDITIONAL PURCHASE PAYMENT AT ANY TIME, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. CIRCUMSTANCES WHERE WE MAY LIMIT, RESTRICT, SUSPEND OR REJECT ADDITIONAL PURCHASE PAYMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

..   IF WE DETERMINE THAT, AS A RESULT OF THE TIMING AND AMOUNTS OF YOUR
    ADDITIONAL PURCHASE PAYMENTS AND WITHDRAWALS, THE ANNUAL INCOME AMOUNT IS BEING INCREASED IN AN UNINTENDED FASHION (AMONG THE FACTORS WE WILL USE IN MAKING A DETERMINATION AS TO WHETHER AN ACTION IS DESIGNED TO INCREASE THE ANNUAL INCOME AMOUNT IN AN UNINTENDED FASHION IS THE RELATIVE SIZE OF ADDITIONAL PURCHASE PAYMENT(S));

..   IF WE ARE NOT THEN OFFERING THIS BENEFIT FOR NEW ISSUES; OR
..   IF WE ARE OFFERING A MODIFIED VERSION OF THIS BENEFIT FOR NEW ISSUES.


 IF WE EXERCISE OUR RIGHT TO SUSPEND, REJECT AND/OR PLACE LIMITATIONS ON THE ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS, YOU MAY NO LONGER BE ABLE TO FUND THE HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT THAT YOU SELECTED TO THE LEVEL YOU ORIGINALLY INTENDED. THIS MEANS THAT YOU MAY NO LONGER BE ABLE TO INCREASE THE VALUES ASSOCIATED WITH YOUR HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT THROUGH ADDITIONAL PURCHASE PAYMENTS. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the "Living Benefits" section later in this prospectus for further information on additional Purchase Payments.

 Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see "Tax Considerations" for additional information on these contribution limits.


 Additional Purchase payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in more detail in "Initial Purchase Payment," above.

 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590.


 For IRAs and Roth IRAs, distributions must begin by December 31/st/ of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the "Tax Considerations".

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the "Tax Considerations".


 You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, or systematic withdrawals.

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of
    September 30/th/ of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL
 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal income tax withholding. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program.

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. Such a request will be effective on the date you sign it. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;

..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. WE WILL ALLOW CHANGES OF OWNERSHIP AND/OR ASSIGNMENTS ONLY IF THE ANNUITY IS HELD EXCLUSIVELY FOR THE BENEFIT OF THE ANNUITANT OR CONTINGENT ANNUITANT. WE ACCEPT ASSIGNMENTS OF NON-QUALIFIED ANNUITIES ONLY. A change of Owner, Annuitant, or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we received this notice of change.

 WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS AND TO THE EXTENT ALLOWED BY STATE LAW, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. There are restrictions on designation changes when you have elected certain optional benefits.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS

 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" for more information.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").


 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See "Spousal Continuation of Annuity" in "Death Benefits" for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

                          MANAGING YOUR ACCOUNT VALUE


 There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.


 DOLLAR COST AVERAGING PROGRAMS
 We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 AUTOMATIC REBALANCING PROGRAMS

 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
 (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.

 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
 This Annuity is intended to be used where you have engaged your own investment advisor to provide advice regarding the allocation of your Account Value. That investment advisor may be a firm or person appointed by us, or whose affiliated broker-dealer is appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. To be eligible to take any action with respect to your Annuity, an investment advisor must meet our standards. These standards include, but are not limited to, restricting the amount of the advisor's fee that the advisor can deduct from your account to a specified percentage of your Account Value (this fee cap may change periodically at our discretion). In general, we reserve the right to change these standards at any time. Although we impose these standards, you bear the responsibility for choosing a suitable investment advisor.

 We do not offer advice about how to allocate your Account Value. As such, we are not responsible for any recommendations your investment advisor makes, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf. Moreover, if you participate in an optional living benefit that transfers Account Value under a pre-determined mathematical formula, you and your investment advisor should realize that such transfers will occur as dictated solely by the formula, and may or may not be in accord with the investment program being pursued by your investment advisor. As one possible example, prompted by a decline in the value of your chosen Sub-accounts, the formula might direct a transfer to an AST bond portfolio - even though your advisor's program might call for an increased investment in equity Sub-accounts in that scenario.

 WE ARE NOT A PARTY TO THE AGREEMENT YOU HAVE WITH YOUR INVESTMENT ADVISOR, AND DO NOT VERIFY THAT AMOUNTS WITHDRAWN FROM YOUR ANNUITY, INCLUDING AMOUNTS WITHDRAWN TO PAY FOR THE INVESTMENT ADVISOR'S FEE, ARE WITHIN THE TERMS OF YOUR AGREEMENT WITH YOUR INVESTMENT ADVISOR. You will, however, receive confirmations of transactions that affect your Annuity that among other things reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.

 Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, such fee deduction will be treated as a withdrawal. A withdrawal can have many consequences, particularly if you are participating in certain optional living benefits and/or optional death benefits. For example, as with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor's fee from your Annuity. In addition, a withdrawal generally may also reduce the level of various living and death benefit guarantees provided.

 SPECIAL RULES FOR DISTRIBUTIONS TO PAY ADVISORY FEES
 We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code). However, if your Annuity has an optional benefit that is ineligible for advisory fee deduction, and if you take partial withdrawals from such Annuity to pay advisory fees, such partial withdrawals will be considered taxable distributions for all contracts, including the "qualified" retirement plans enumerated above.

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions On Transfers Between Investment Options". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, a dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing",
 (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves a Sub-account corresponding to any ProFund portfolio and/or the AST Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., the Sub-accounts corresponding to the AST Money Market Portfolio or ProFunds VP portfolios), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Money Market Sub-account or any ProFunds VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying Portfolios available to them. Since some owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Unless you notify us differently as permitted, withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.


 If you participate in an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See "Living Benefits" later in this prospectus for more information.


 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

 PRIOR TO ANNUITIZATION

 For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.


 If you have not elected an optional living, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
..   Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
..   If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.
..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.

..   If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.


 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25/th/ of that year.


 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.


 Please note that if a Required Minimum Distribution was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on the last Valuation Day prior to December 25/th/ of that year.


 See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see "Living Benefits - Highest Daily Lifetime Income v2.1 Benefit - Required Minimum Distributions."

                                  SURRENDERS

 SURRENDER VALUE

 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any charges assessable as a deduction from the Account Value for any applicable optional benefit charge, and any Annual Maintenance Fee.


 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

                                ANNUITY OPTIONS

 Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant.

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

 OPTION 2
 LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS WE MAY MAKE AVAILABLE
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable periodically until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

..   Joint Life Annuity Option. Under the joint lives option, income is payable periodically during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the second death of an Annuitant. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.


 We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                LIVING BENEFITS


 Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value due to investment performance;
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 We currently offer the following "living benefits":    The following "living benefits" are available only for Annuities
    Highest Daily Lifetime Income v2.1                  issued with an application signed prior to January 24, 2011,
    Spousal Highest Daily Lifetime Income v2.1          subject to availability which may vary by firm:
    Highest Daily Lifetime Income v2.1 With Highest        Highest Daily Guaranteed Return Option II
       Annual Death Benefit                                   (HD GRO II)
    Spousal Highest Daily Lifetime Income v2.1 with        Guaranteed Return Option Plus II (GRO PLUS II)
       Highest Annual Death Benefit

 We previously offered the following optional living benefits during the periods indicated.

 Offered from August 20, 2012 to February 24, 2013:            Offered from January 24, 2011 to August 19, 2012:
    Highest Daily Lifetime Income 2.0                             Highest Daily Lifetime Income
    Spousal Highest Daily Lifetime Income 2.0                     Spousal Highest Daily Lifetime Income
    Highest Daily Lifetime Income 2.0 With Highest Annual
       Death Benefit                                           Offered from March 15, 2010 to January 23, 2011:
    Spousal Highest Daily Lifetime Income 2.0 with Highest
       Annual Death Benefit                                       Highest Daily Lifetime 6 Plus Income
                                                                  Spousal Highest Daily Lifetime 6 Plus Income

 Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts" - see "Investment Options" for lists of permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account. Under each pre-determined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

 Here is a general description of each kind of living benefit that exists under this Annuity:

 LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit.

 Under any of the Guaranteed Lifetime Withdrawal Benefits (i.e., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL IMPACT THE VALUE OF THE BENEFIT INCLUDING A PERMANENT REDUCTION IN FUTURE GUARANTEED AMOUNTS. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE A BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" for more information.


 HIGHEST DAILY LIFETIME(R) INCOME V2.1 BENEFIT
 Highest Daily Lifetime(R) Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that

 Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V2.1. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initiallyis initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions).

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V2.1, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5%
 for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing

 Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1
   . Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
   .   The first withdrawal is a Lifetime Withdrawal.

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your

 Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 3
   . Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
   . No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 FIRST CALENDAR YEAR       ANNUITY YEAR              SECOND CALENDAR YEAR
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------

 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V2.1

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME V2.1 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)


 CHARGE FOR HIGHEST DAILY LIFETIME INCOME V2.1

 The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME V2.1, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME V2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VI)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE;* OR

(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 (*)Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" earlier in this benefit description.


 HOW HIGHEST DAILY LIFETIME INCOME V2.1 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 OVERVIEW OF THE PREDETERMINED MATHEMATICAL FORMULA
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

 The formula is set forth in Appendix H (and is described below).

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

 TRANSFER ACTIVITY UNDER THE FORMULA
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, as none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time the benefit has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 HOW THE FORMULA OPERATES
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".
 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - B)/ V

 More specifically, the formula operates as follows:

 (1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

    Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)


    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

    Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

 THE 90% CAP
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 MONTHLY TRANSFERS
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 OTHER IMPORTANT INFORMATION
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation
    Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   .   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME V2.1 BENEFIT
 Spousal Highest Daily Lifetime(R) Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.


 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.


 Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.


 As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "(Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4%
 for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments.

 When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1
   . Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
   . Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1
   .   The first withdrawal is a Lifetime Withdrawal.

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).


 EXAMPLE OF PROPORTIONAL REDUCTIONS

 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio ($2,100/$115,100 = 1.82%)                                  1.82%
     Annual Income Amount                                      $  5,400.00
     1.82% Reduction in Annual Income Amount                   $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 3
   . Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
   .   The Account Value at benefit election was $105,000
   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1
   . No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Spousal Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while
    Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)


 CHARGES FOR SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1

 The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in a cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
 (II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
 (IV)YOUR SURRENDER OF THE ANNUITY;
 (V) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
 (VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VII)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE;* OR

(VIII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 (*)Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

 HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
 Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income v2.1 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.


 The income benefit under Highest Daily Lifetime Income v2.1 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB (INCLUDING NO PAYMENT OF THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT). AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to Zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 While Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:


Annual Income Amount                           Highest Annual Death Benefit Amount
Account Value before Lifetime                  Account Value before Lifetime
  Withdrawal                      $118,000.00    Withdrawal                         $118,000.00
Amount of "non" Excess Income     $  3,500.00  Amount of "non" Excess Income        $  3,500.00
Account Value immediately before               Account Value immediately before
  Excess Income of $1,500         $114,500.00    Excess Income of $1,500            $114,500.00
Excess Income amount              $  1,500.00  Excess Income amount                 $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)          1.31% Ratio ($1,500/$114,500 = 1.31%)             1.31%
Annual Income Amount              $  6,000.00  HA DB Amount                         $109,420.00
1.31% Reduction in Annual Income               1.31% Reduction in Annual Income
  Amount                          $     78.60    Amount                             $  1,433.40
Annual Income Amount for future                Highest Annual Death
  Annuity Years                   $  5,921.40    Benefit Amount                     $107,986.60


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HA DB
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v2.1 with HA DB

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Annual Death Benefit Amount                        $100,992.50

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1/st/ in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



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 FIRST CALENDAR YEAR       ANNUITY YEAR              SECOND CALENDAR YEAR
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------



 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 HIGHEST ANNUAL DEATH BENEFIT

 A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.


 Highest Annual Death Benefit Amount:
 On the date you elect Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY WILL CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS ARE PERMITTED.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Highest Daily Lifetime Income v2.1 with HA DB are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while
    Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)


 CHARGE FOR HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

 The current charge for Highest Daily Lifetime Income v2.1 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 For Highest Daily Lifetime Income v2.1 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and

 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.

 Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income v2.1 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER (OR ANNUITANT FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VI)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE;* OR

(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 (*)Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v2.1 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" earlier in this benefit description.

 HOW HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.


 We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.


 An integral component of Spousal Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income v2.1 with HA DB is the spousal version of Highest Daily Lifetime Income v2.1 with HA DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.


 Spousal Highest Daily Lifetime Income v2.1 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 with HA DB is not available if you elect any other optional living or death benefit.


 As long as your Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR

 ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT" AND "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10/th/ benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 While Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5%
 for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Spousal Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1
   . Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year
   . Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HA DB
   .   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:


Annual Income Amount                                   Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal               Account Value before Lifetime
                                          $118,000.00    Withdrawal                         $118,000.00
Less amount of "non" Excess Income        $  2,900.00  Less amount of "non" Excess Income   $  2,900.00
Account Value immediately before                       Account Value immediately before
  Excess Income of $2,100                 $115,100.00    Excess Income of $2,100            $115,100.00
Excess Income amount                      $  2,100.00  Excess Income amount                 $  2,100.00
Ratio ($2,100/$115,100 = 1.82%)                  1.82% Ratio ($2,100/$115,100 = 1.82%)             1.82%
Annual Income Amount                      $  5,400.00  HA DB Amount                         $110,020.00
1.82% Reduction in Annual Income                       1.82% Reduction in Annual Income
  Amount                                  $     98.28    Amount                             $  2,002.36
Annual Income Amount for future                        Highest Annual Death
  Annuity Years                           $  5,301.72    Benefit Amount                     $108,017.64


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
              UNADJUSTED   (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 3
   . Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year
   .   The Account Value at benefit election was $105,000
   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HA DB
   . No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Annual Death Benefit Amount                        $100,992.50

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
..   increased by the amount of any additional Adjusted Purchase Payments, and
..   reduced by the effect of any withdrawals (as described in the preceding paragraph),
 made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HA
    DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HA DB will remain in force unless we are instructed otherwise.


 CHARGE FOR SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB

 The current charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income v2.1 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

 Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

 (I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE WHO IS AN OWNER (OR WHO IS THE ANNUITANT IF ENTITY-OWNED), IF THE REMAINING DESIGNATED LIFE ELECTS NOT TO CONTINUE THE ANNUITY;
 (II)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF AN OWNER (OR ANNUITANT IF ENTITY-OWNED) IF THE SURVIVING SPOUSE IS NOT ELIGIBLE TO CONTINUE THE BENEFIT BECAUSE SUCH SPOUSE IS NOT A SPOUSAL DESIGNATED LIFE AND THERE IS ANY ACCOUNT VALUE ON THE DATE OF DEATH;

(III)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE REMAINING DESIGNATED LIFE IF A DEATH BENEFIT IS PAYABLE UNDER THIS BENEFIT;

 (IV)YOUR TERMINATION OF THE BENEFIT;
 (V) YOUR SURRENDER OF THE ANNUITY;
 (VI)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VII)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VIII)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE;* OR

 (IX)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 (*)Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 Please see "Additional Tax Considerations" under Highest Daily Lifetime Income v2.1 above.


 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option Plus II (GRO Plus II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

 In this section, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.

 Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010
   . The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011
   .   The Account Value immediately prior to the withdrawal is equal to
       $380,000

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Base guarantee amount                                       $173,680
     Enhanced guarantee amount                                   $303,940

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE FOR GRO PLUS II (AND HIGHEST DAILY GRO II IF ELECTED PRIOR TO JULY 16, 2010)
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II and Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II and HD GRO II use a predetermined mathematical formula to help us manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. AS SUCH, A LOW DISCOUNT RATE COULD CAUSE A TRANSFER OF ACCOUNT VALUE INTO AN AST BOND PORTFOLIO SUB-ACCOUNT, DESPITE THE FACT THAT YOUR ACCOUNT VALUE HAD INCREASED.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.


 GRO PLUS II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY-OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
 (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, GRO PLUS II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE GRO PLUS II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.


 If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.
   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
   . As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily Guaranteed Return Option II (HD GRO II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010
   . The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
   .   An additional guarantee amount of $350,000 is locked in on December 1,
       2011
   .   The Account Value immediately prior to the withdrawal is equal to
       $380,000

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);

   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.


 HD GRO II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY-OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, HD GRO II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE HD GRO II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.


 If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.
..   Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO
    II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

                                DEATH BENEFITS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no death benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).


 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT IS IMPACTED BY THE INSURANCE CHARGE AND SUBJECT TO MARKET FLUCTUATIONS.


 No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit.


 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).

 DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income
 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See "Change of Owner, Annuitant and Beneficiary Designations" in "Managing Your Annuity" with regard to changes of Owner or Annuitant that are allowable.


 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 MINIMUM DEATH BENEFIT
 The Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments you have made since the Issue Date of the
    Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
..   Your Account Value.

 SPOUSAL CONTINUATION OF ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day).

 Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
..   The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
..   The Account Value on Due Proof of Death of the assuming spouse.

 With respect to Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:
..   If the Highest Annual Death Benefit is not payable upon the death of a
    Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
..   If a Death Benefit is not payable upon the death of a Spousal Designated
    Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.


 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.


 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.


 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
..   within five (5) years of the date of death (the "5 Year Deadline"); or
..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
..   as a lump sum payment; or
..   as a series of required distributions under the Beneficiary Continuation
    Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an
 Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.
..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death, or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by the Qualified 5 Year Deadline, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
..   If you die before a designated Beneficiary is named and before the date
    Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
    For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated Beneficiary is named and after the date
    Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
    For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.


 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.


 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.


 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See "Tax Considerations" and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION

 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

 UNDER THE BENEFICIARY CONTINUATION OPTION:
..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.

..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

..   The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation
    Option.
..   The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the
    Beneficiary's withdrawal rights.
..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
..   If the Beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of the NYSE will be processed according to the value next determined following the close of regular trading on business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

 With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity".


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, systematic withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.


 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions".

 DEATH BENEFITS: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of Units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 TERMINATION OF OPTIONAL BENEFITS: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice. References to Purchase Payments below relate to the cost basis in your contract. Generally, the cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 SAME SEX COUPLES
 The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
 Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

 There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

 Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional living benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Individuals may partially annuitize their nonqualified annuity if the contract so permits. The tax law allows for a portion of a nonqualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which became effective in 2013, assesses a 3.8% surtax on the lesser of
 (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax adviser before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES FOR NONQUALIFIED ANNUITY CONTRACTS
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2014 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet Required Minimum Distribution rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a Required Minimum Distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $52,000 in 2014, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2014, this limit is $260,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2014 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2 , and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2014. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.
 Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2014, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2014.

 For distributions in tax years beginning after 2005 and before 2014, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                               OTHER INFORMATION

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT


 PRUCO LIFE OF NEW JERSEY. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income 2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.


 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life of New Jersey Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of the following:
 Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Broadridge Investor Communication Solutions, Inc. (proxy services and regulatory mailings), 51 Mercedes Way, Edgewood, NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, Diversified Information Technologies Inc. (records management and administration of annuity contracts), 123 Wyoming Avenue, Scranton, PA 18503, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, National Financial Services (clearing and settlement services) 82 Devonshire Street Boston, MA 02109, NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399.

 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the separate account assets from all of its other assets. Thus, separate account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and

   . to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.


 THE GENERAL ACCOUNT. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account, which includes amounts in the Secure Value Account, are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.


 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY

 Pruco Life of New Jersey and our affiliates receive substantial payments from certain underlying Portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. We receive administrative services fees with respect to both affiliated and unaffiliated Portfolios. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the Portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the Portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the Portfolio. Some fees are paid by entities that provide services to the Portfolios. The existence of these payments may increase the overall cost of investing in the Portfolios. Because these payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that date, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying Portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments.

 In addition, an investment adviser, subadviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each advisor, subadvisor, and distributor depending on their respective participation.

 During 2013, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $1,102.17 to approximately $228,242.01. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

 LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
 Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.


 VOTING RIGHTS

 We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 MATERIAL CONFLICTS

 It is possible that differences may occur between companies that offer shares of an underlying Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


 CONFIRMATIONS, STATEMENTS, AND REPORTS
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.


 Under the selling agreements, commissions may be paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 This Annuity will be offered on a fee-based variable annuity platform offered by LPL Financial LLC ("LPL") through LPL's Strategic Asset Management advisory program. In connection with that platform, LPL entered into agreements with several variable annuity issuers, including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, under which such insurers agreed to make upfront and ongoing contributions to defray the technology and systems costs associated with the operation and maintenance of LPL's platform. LPL in turn agreed, through January 2013, to limit the variable annuities offered through its platform to those issued by such insurers. Because LPL benefited from the contributions from such annuity insurers, there may be a conflict between LPL's financial interest and its ability to use strictly objective factors to select and/or retain variable annuities available on the platform. However, LPL does not guarantee that such insurers' variable annuities actually will be used in any client account.

 The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2013) received payment with respect to our annuity business generally during 2013 (or as to which a payment amount was accrued during 2013). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2012, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively. This Annuity also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2013 retrospective depiction.


 NAME OF FIRM:




  1st Global Capital Corp.
  A.W. Hastings & Co.
  ABC Consulting
  ABN AMRO WCS Holding Company
  Advisor Group
  Aegon Transamerica
  Affordable Housing Agency
  AFS Brokerage, Inc.
  AIG Advisor Group
  AIG Financial Advisors Inc
  Alliance
  Allianz
  Allstate Financial Services, LLC
  Alpha Simplex
  American Portfolio Financial Services Inc
  Ameriprise Financial, Inc.
  Ameritas Investment Corp.
  Ameritus Capital Group, Inc.
  Annuity Partners
  Annuity Services
  Arete Wealth Management
  Arvest Asset Management
  Arvest Bank
  Associated Securities Corp
  Astoria Federal Savings
  AUSDAL Financial Partners, Inc.
  AXA Advisors, LLC
  BancWest Investment Services
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Bank of Oklahoma
  Bank of the West
  BB&T Investment Services, Inc.
  BCG Securities, Inc.
  Beaconsfield Financial Services
  Berthel Fisher & Company
  BlackRock Financial Management Inc.
  Broker Dealer Financial Services
  Brokers International
  Cadaret, Grant & Co., Inc.
  Cades Schutte
  Calton & Associates, Inc.
  Cambridge Advisory Group
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Guardian
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capital Securities Management
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  Cetera Advisor Network LLC
  Cetera Financial Group LLC
  Cetera Financial Specialists
  Cetera Investment Services
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  Citizens Bank and Trust Company
  Coastal Agents Alliance
  Cognizant
  Cohen & Steers Inc.
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compass Bank Wealth Management Group
  Comprehensive Asset Management
  Concord Advisors, Inc.
  Conover Capital Management LLC
  Consolidated Marketing Group
  Cornerstone Financial
  Craig Schubert
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  David Lerner and Associates
  DFA
  Eaton Vance
  Edward Jones & Co.
  Emerald Equity Advisors
  Epoch Investment Management
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Farmer's Bureau (FBLIC)
  Fidelity Institutional Wealth Services (FIWS)
  Fidelity Investments
  Fifth Third Securities, Inc.
  Financial Planning Consultants
  Financial Security Management, Inc.
  Financial Solutions Partners, LLC
  Financial West Group
  First Allied Securities Inc
  First Citizens Bank
  First Heartland Capital, Inc.
  First Merit Investments
  First Southeast Investor Services
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  Foothill Securities, Inc.
  Foresters Equity Services Inc.
  Fortune Financial Services, Inc.
  Franklin Templeton
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  GATX Southern Star Agency
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Girard Securities, Inc.
  Goldman Sachs & Co.
  Great American Investors, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Hantz Financial Services, Inc.
  Harbour Investments, Inc.
  Harvest Capital, LLC
  Horan Associates
  HSBC
  Huntleigh Securities
  Independent Financial Group, LLC
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.

  Integral Financial, LLC
  Invesco Ltd.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Planners, Inc.
  Investment Professionals
  Investors Capital Corporation
  Investors Security Co, Inc.
  JHS Capital
  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  Jennison Dryden Mutual Funds
  John Hancock
  Key Bank
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  L.M. Kohn & Company
  LaSalle St. Securities, LLC
  Lazard
  Leaders Group Inc.
  Legend Equities Corporation
  Legend Securities, Inc.
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lord Abbett
  LPL Financial Corporation
  M and T Bank Corporation
  M Holdings Securities, Inc
  Mass Mutual Financial Group
  McClurg Capital Corporation
  Mercer Consulting
  Merrill Lynch, P,F,S
  MetLife
  MFS
  Michigan Securities, Inc.
  Mid-America Securities
  Milbank
  MML Investors Services, Inc.
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney
  Mutual of Omaha Bank
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  Natixis Funds
  Neuberger Berman
  New England Securities Corp.
  New York Life
  Newbridge Securities Corp.
  Newport Coast Securities
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North American Management
  North Ridge Securities Corp.
  Northwestern Mutual
  NPB Financial Group, LLC
  Ohio National Financial Services
  Omni Housing Development LLC
  OneAmerica Securities, Inc.
  Oppenheimer & Co, Inc.
  Park Avenue Securities, LLC
  Perryman Financial Advisory
  PIMCO
  PlanMember Securities Corp.
  PNC Investments, LLC
  PNC Bank
  PNC Wealth Management
  Prime Capital Services, Inc.
  Principal Financial Group
  Princor Financial Services Corp.
  Private Client Services, LLC
  ProEquities
  Prospera Financial Services, Inc.
  Prudential Annuities
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Russell Investments
  Rydex Funds
  Sagemark Consulting
  SagePoint Financial, Inc.
  Sage Rutty & Co., Inc.
  Sammons Enterprises, Inc.
  Sammons Securities Co., LLC
  Santander
  Scarborough Capital Management, Inc.
  SCF Securities, Inc.
  Schroders Investment Management
  se2
  Seacoast Capital
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southeast Financial Group, Inc.
  Spire Securities LLC
  Stephens, Inc
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  Strategic Fin Alliance Inc
  Strategic Financial Group LPP
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  SunAmerica Securities
  SWS Financial Services, Inc
  Symetra Investment Services Inc
  Syndicated
  Synovus Financial Corporation
  T. Rowe Price Group, Inc.
  Taylor, Colicchio & Silverman, LLP
  TFS Securities, Inc.
  The Investment Center
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  The Washington Update
  Tomorrow's Financial Services, Inc.
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Umpqua Investments
  Union Bank of California
  Unionbanc Investment Serv, LLC
  United Bank
  United Brokerage Services, Inc.
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  US Bank
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Veritrust Financial LLC
  Vision Service Plan
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Webster Bank
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  William Blair & Co
  Wintrust Financial Corporation
  Woodbury Financial Services
  Workman Securities Corporation
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc
  Wunderlich Securities

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.



 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS


 LITIGATION AND REGULATORY MATTERS
 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America ("Prudential Insurance"). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life of New Jersey.

 Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life of New Jersey entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life of New Jersey to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements


 HOW TO CONTACT US
 Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

 PRUDENTIAL'S CUSTOMER SERVICE TEAM
 Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

 INTERNET
 Access information about your Annuity through our website:
 www.prudentialannuities.com

 CORRESPONDENCE SENT BY REGULAR MAIL
 Prudential Annuity Service Center
 P.O. Box 7960
 Philadelphia, PA 19176

 CORRESPONDENCE SENT BY OVERNIGHT, CERTIFIED OR REGISTERED MAIL
 Prudential Annuity Service Center
 2101 Welsh Road
 Dresher, PA 19025

 Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Here, we set forth the historical Unit values corresponding to the lowest charge level and the highest charge level. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit values corresponding to the remaining charge levels.




                       PREMIER RETIREMENT ADVISOR SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (0.55%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96884        $10.91855          14,187
    01/01/2011 to 12/31/2011                               $10.91855        $10.56970          27,756
    01/01/2012 to 12/31/2012                               $10.56970        $11.83261          33,904
    01/01/2013 to 12/31/2013                               $11.83261        $12.94119          37,570
------------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97953        $11.02556          13,053
    01/01/2011 to 12/31/2011                               $11.02556        $10.97730          18,597
    01/01/2012 to 12/31/2012                               $10.97730        $12.40699          22,778
    01/01/2013 to 12/31/2013                               $12.40699        $14.38162          23,425
------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00806        $10.91933               0
    01/01/2011 to 12/31/2011                               $10.91933        $11.24716               0
    01/01/2012 to 05/04/2012                               $11.24716        $12.26752               0
------------------------------------------------------------------------------------------------------------
AST AQR EMERGING MARKETS EQUITY PORTFOLIO
    02/25/2013* to 12/31/2013                               $9.99955        $10.19183               0
------------------------------------------------------------------------------------------------------------
AST AQR LARGE-CAP PORTFOLIO
    04/29/2013* to 12/31/2013                               $9.99955        $11.72588               0
------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98980        $10.87633               0
    01/01/2011 to 12/31/2011                               $10.87633        $10.68503          12,586
    01/01/2012 to 12/31/2012                               $10.68503        $11.95204          16,067
    01/01/2013 to 12/31/2013                               $11.95204        $13.98393          17,062
------------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99955         $9.23573               0
    01/01/2012 to 12/31/2012                                $9.23573        $10.27765             628
    01/01/2013 to 12/31/2013                               $10.27765        $11.33041             621
------------------------------------------------------------------------------------------------------------
AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013                               $9.99955        $10.58015               0
------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97871        $10.95793               0
    01/01/2011 to 12/31/2011                               $10.95793        $10.63313           5,235
    01/01/2012 to 12/31/2012                               $10.63313        $12.02581           6,976
    01/01/2013 to 12/31/2013                               $12.02581        $14.67207          11,202
------------------------------------------------------------------------------------------------------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013                               $9.99955        $11.77434               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96094        $11.92152               0
    01/01/2011 to 12/31/2011                                     $11.92152        $12.63728               0
    01/01/2012 to 12/31/2012                                     $12.63728        $14.49675             525
    01/01/2013 to 12/31/2013                                     $14.49675        $14.86875             569
------------------------------------------------------------------------------------------------------------------
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013                                     $9.99955         $9.76317               0
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97288        $12.29839               0
    01/01/2011 to 12/31/2011                                     $12.29839        $10.62720               0
    01/01/2012 to 12/31/2012                                     $10.62720        $12.69028           2,123
    01/01/2013 to 12/31/2013                                     $12.69028        $17.77101           2,111
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99955        $11.00678             631
    01/01/2011 to 12/31/2011                                     $11.00678        $10.67564           4,781
    01/01/2012 to 12/31/2012                                     $10.67564        $12.06462           4,827
    01/01/2013 to 12/31/2013                                     $12.06462        $14.30473           4,834
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97702        $11.14198               0
    01/01/2011 to 12/31/2011                                     $11.14198        $10.91397               0
    01/01/2012 to 12/31/2012                                     $10.91397        $12.00836               0
    01/01/2013 to 12/31/2013                                     $12.00836        $13.70499           1,817
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99955        $10.82950               0
    01/01/2013 to 12/31/2013                                     $10.82950        $13.40539               0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013                                     $9.99955        $10.89883               0
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97122        $11.67844               0
    01/01/2011 to 12/31/2011                                     $11.67844        $11.02904               0
    01/01/2012 to 12/31/2012                                     $11.02904        $13.90830               0
    01/01/2013 to 12/31/2013                                     $13.90830        $14.43314               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01955        $10.90526               0
    01/01/2011 to 12/31/2011                                     $10.90526        $10.41616               0
    01/01/2012 to 12/31/2012                                     $10.41616        $12.40623           8,603
    01/01/2013 to 12/31/2013                                     $12.40623        $16.00717           8,374
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99279        $10.88945               0
    01/01/2011 to 12/31/2011                                     $10.88945        $10.23189               0
    01/01/2012 to 12/31/2012                                     $10.23189        $12.17690               0
    01/01/2013 to 12/31/2013                                     $12.17690        $16.17178               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.02087        $11.54780               0
    01/01/2011 to 12/31/2011                                     $11.54780        $11.14234             877
    01/01/2012 to 12/31/2012                                     $11.14234        $13.25460           6,439
    01/01/2013 to 12/31/2013                                     $13.25460        $17.42508           6,404
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98929        $10.82536               0
    01/01/2011 to 12/31/2011                                     $10.82536        $10.71118           3,295
    01/01/2012 to 12/31/2012                                     $10.71118        $11.73132           4,751
    01/01/2013 to 12/31/2013                                     $11.73132        $12.81253          57,808

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96618        $11.62367             890
    01/01/2011 to 12/31/2011                                 $11.62367        $11.71028           1,032
    01/01/2012 to 12/31/2012                                 $11.71028        $13.47316           3,879
    01/01/2013 to 12/31/2013                                 $13.47316        $18.59944           3,515
--------------------------------------------------------------------------------------------------------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98716        $10.79198               0
    01/01/2011 to 12/31/2011                                 $10.79198        $10.67985             526
    01/01/2012 to 12/31/2012                                 $10.67985        $12.04456           3,139
    01/01/2013 to 12/31/2013                                 $12.04456        $16.12620           3,118
--------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98552        $10.88751               0
    01/01/2011 to 12/31/2011                                 $10.88751        $11.17117               0
    01/01/2012 to 12/31/2012                                 $11.17117        $12.65112               0
    01/01/2013 to 12/31/2013                                 $12.65112        $13.48484               0
--------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.93038        $11.38764               0
    01/01/2011 to 12/31/2011                                 $11.38764         $9.86148               0
    01/01/2012 to 12/31/2012                                  $9.86148        $11.80465               0
    01/01/2013 to 12/31/2013                                 $11.80465        $13.97695               0
--------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.93025        $10.92098               0
    01/01/2011 to 12/31/2011                                 $10.92098         $9.49800               0
    01/01/2012 to 12/31/2012                                  $9.49800        $11.02094               0
    01/01/2013 to 12/31/2013                                 $11.02094        $13.09404               0
--------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.00778        $10.72322               0
    01/01/2011 to 12/31/2011                                 $10.72322        $11.99120          40,406
    01/01/2012 to 12/31/2012                                 $11.99120        $13.04648           6,114
    01/01/2013 to 12/31/2013                                 $13.04648        $12.56178               0
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97778        $10.99818               0
    01/01/2011 to 12/31/2011                                 $10.99818        $10.87544           4,151
    01/01/2012 to 12/31/2012                                 $10.87544        $12.28481           7,181
    01/01/2013 to 12/31/2013                                 $12.28481        $14.20637           7,432
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.92290        $10.68034           1,339
    01/01/2011 to 12/31/2011                                 $10.68034         $9.64981           1,478
    01/01/2012 to 12/31/2012                                  $9.64981        $11.69932           3,601
    01/01/2013 to 12/31/2013                                 $11.69932        $13.42219           3,678
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99955        $10.71072          13,725
    01/01/2011 to 12/31/2011                                 $10.71072        $10.67659          36,495
    01/01/2012 to 12/31/2012                                 $10.67659        $11.75609          42,511
    01/01/2013 to 12/31/2013                                 $11.75609        $12.98122          42,122
--------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97240        $10.90162               0
    01/01/2011 to 12/31/2011                                 $10.90162        $10.91346             496
    01/01/2012 to 12/31/2012                                 $10.91346        $12.50182             632
    01/01/2013 to 12/31/2013                                 $12.50182        $16.97028             708

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.97271        $10.68397              0
    01/01/2011 to 12/31/2011                           $10.68397        $10.00126            544
    01/01/2012 to 12/31/2012                           $10.00126        $11.26258            703
    01/01/2013 to 12/31/2013                           $11.26258        $14.72087            793
--------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.99153        $10.74205              0
    01/01/2011 to 12/31/2011                           $10.74205        $10.23602              0
    01/01/2012 to 12/31/2012                           $10.23602        $11.89873              0
    01/01/2013 to 12/31/2013                           $11.89873        $16.55003              0
--------------------------------------------------------------------------------------------------------
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.99365        $11.43693              0
    01/01/2011 to 12/31/2011                           $11.43693        $11.27014              0
    01/01/2012 to 12/31/2012                           $11.27014        $12.58302              0
    01/01/2013 to 12/31/2013                           $12.58302        $17.09520              0
--------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.98972        $10.94726              0
    01/01/2011 to 12/31/2011                           $10.94726        $11.99422              0
    01/01/2012 to 12/31/2012                           $11.99422        $12.63562          1,465
    01/01/2013 to 12/31/2013                           $12.63562        $12.31480          1,783
--------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.98868        $11.02151          1,335
    01/01/2011 to 12/31/2011                           $11.02151        $10.61758            851
    01/01/2012 to 12/31/2012                           $10.61758        $12.99605          5,206
    01/01/2013 to 12/31/2013                           $12.99605        $16.49607          4,735
--------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.99955        $10.99680              0
    01/01/2011 to 12/31/2011                           $10.99680        $10.87129            502
    01/01/2012 to 12/31/2012                           $10.87129        $12.65867            626
    01/01/2013 to 12/31/2013                           $12.65867        $17.20997            699
--------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                           $9.99955        $10.23902              0
    01/01/2013 to 12/31/2013                           $10.23902        $13.69602              0
--------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.98981        $11.63494              0
    01/01/2011 to 12/31/2011                           $11.63494        $11.17156              0
    01/01/2012 to 12/31/2012                           $11.17156        $13.15554          2,001
    01/01/2013 to 12/31/2013                           $13.15554        $17.32411          1,758
--------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.99955         $9.95679              0
    01/01/2011 to 12/31/2011                            $9.95679         $9.90502              0
    01/01/2012 to 12/31/2012                            $9.90502         $9.85149              0
    01/01/2013 to 12/31/2013                            $9.85149         $9.79695              0
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.99210        $11.36456              0
    01/01/2011 to 12/31/2011                           $11.36456        $11.02136              0
    01/01/2012 to 12/31/2012                           $11.02136        $12.83819              0
    01/01/2013 to 12/31/2013                           $12.83819        $18.13076              0
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.02946        $10.09008              0
    01/01/2012 to 12/31/2012                           $10.09008        $10.52360              0
    01/01/2013 to 12/31/2013                           $10.52360        $10.16927              0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.95984        $12.06211               0
    01/01/2011 to 12/31/2011                                 $12.06211        $12.19805             446
    01/01/2012 to 12/31/2012                                 $12.19805        $13.63326           1,551
    01/01/2013 to 12/31/2013                                 $13.63326        $17.97962           1,565
--------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97397        $11.55980               0
    01/01/2011 to 04/29/2011                                 $11.55980        $13.01323               0
--------------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                 $9.99955        $10.40185           3,555
    01/01/2013 to 12/31/2013                                 $10.40185        $12.30125           3,426
--------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.94002        $11.81030               0
    01/01/2011 to 12/31/2011                                 $11.81030         $9.36446             560
    01/01/2012 to 12/31/2012                                  $9.36446        $10.98278           6,510
    01/01/2013 to 12/31/2013                                 $10.98278        $10.94678           7,032
--------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.00897        $10.19767               0
    01/01/2011 to 12/31/2011                                 $10.19767        $10.36935               0
    01/01/2012 to 12/31/2012                                 $10.36935        $10.79661          10,457
    01/01/2013 to 12/31/2013                                 $10.79661        $10.50384          11,222
--------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $10.00789        $10.47335           3,369
    01/01/2011 to 12/31/2011                                 $10.47335        $10.74672           6,327
    01/01/2012 to 12/31/2012                                 $10.74672        $11.68390          20,613
    01/01/2013 to 12/31/2013                                 $11.68390        $11.40615          24,348
--------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99051        $10.71977               0
    01/01/2011 to 12/31/2011                                 $10.71977        $10.76697               0
    01/01/2012 to 12/31/2012                                 $10.76697        $11.81872               0
    01/01/2013 to 12/31/2013                                 $11.81872        $12.83644           6,305
--------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                                $10.01947        $10.09000               0
    01/01/2012 to 12/31/2012                                 $10.09000        $10.74805               0
    01/01/2013 to 12/31/2013                                 $10.74805        $10.44169               0
--------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET
 PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96454        $11.64166             888
    01/01/2011 to 12/31/2011                                 $11.64166        $10.85814           4,805
    01/01/2012 to 12/31/2012                                 $10.85814        $12.19366           6,673
    01/01/2013 to 12/31/2013                                 $12.19366        $14.19120           9,290
--------------------------------------------------------------------------------------------------------------
AST QMA EMERGING MARKETS EQUITY PORTFOLIO
    02/25/2013* to 12/31/2013                                 $9.99955         $9.69426               0
--------------------------------------------------------------------------------------------------------------
AST QMA LARGE-CAP PORTFOLIO
    04/29/2013* to 12/31/2013                                 $9.99955        $11.76574               0
--------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99955        $11.01723               0
    01/01/2011 to 12/31/2011                                 $11.01723        $11.33550               0
    01/01/2012 to 12/31/2012                                 $11.33550        $13.39295               0
    01/01/2013 to 12/31/2013                                 $13.39295        $17.63820               0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                 $9.99955         $8.96673               0
    01/01/2012 to 12/31/2012                                  $8.96673        $10.09074               0
    01/01/2013 to 12/31/2013                                 $10.09074        $12.28290               0
--------------------------------------------------------------------------------------------------------------
AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98861        $10.91062               0
    01/01/2011 to 12/31/2011                                 $10.91062        $10.65343           3,019
    01/01/2012 to 12/31/2012                                 $10.65343        $11.68426           3,854
    01/01/2013 to 12/31/2013                                 $11.68426        $13.06539           6,001
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97880        $11.10021           1,014
    01/01/2011 to 12/31/2011                                 $11.10021        $10.77548           4,995
    01/01/2012 to 12/31/2012                                 $10.77548        $12.42039           8,127
    01/01/2013 to 12/31/2013                                 $12.42039        $14.58269           8,293
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98343        $10.88936          14,361
    01/01/2011 to 12/31/2011                                 $10.88936        $10.46334          39,462
    01/01/2012 to 12/31/2012                                 $10.46334        $11.56479          42,707
    01/01/2013 to 12/31/2013                                 $11.56479        $13.15733          42,747
--------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96193        $12.76367               0
    01/01/2011 to 12/31/2011                                 $12.76367        $12.56912               0
    01/01/2012 to 12/31/2012                                 $12.56912        $14.02211           1,304
    01/01/2013 to 12/31/2013                                 $14.02211        $18.84976           1,114
--------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96536        $11.59998               0
    01/01/2011 to 12/31/2011                                 $11.59998        $10.84682             819
    01/01/2012 to 12/31/2012                                 $10.84682        $12.74615             838
    01/01/2013 to 12/31/2013                                 $12.74615        $17.41693             874
--------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99324        $10.81684               0
    01/01/2011 to 12/31/2011                                 $10.81684        $10.97070          20,350
    01/01/2012 to 12/31/2012                                 $10.97070        $12.38296          21,856
    01/01/2013 to 12/31/2013                                 $12.38296        $14.38786          21,646
--------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98689        $10.66037               0
    01/01/2011 to 12/31/2011                                 $10.66037        $10.42801               0
    01/01/2012 to 12/31/2012                                 $10.42801        $12.15960           3,403
    01/01/2013 to 12/31/2013                                 $12.15960        $15.68242           3,818
--------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97212        $11.26616           1,795
    01/01/2011 to 12/31/2011                                 $11.26616        $11.01429           1,989
    01/01/2012 to 12/31/2012                                 $11.01429        $12.87972           4,762
    01/01/2013 to 12/31/2013                                 $12.87972        $18.44803           4,530
--------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.86080        $11.60989               0
    01/01/2011 to 12/31/2011                                 $11.60989         $9.82364               0
    01/01/2012 to 12/31/2012                                  $9.82364        $10.12304               0
    01/01/2013 to 12/31/2013                                 $10.12304        $11.61583           1,797

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98123        $10.43110              0
    01/01/2011 to 12/31/2011                                $10.43110        $10.80147              0
    01/01/2012 to 12/31/2012                                $10.80147        $11.30344          3,546
    01/01/2013 to 12/31/2013                                $11.30344        $10.81930          3,526
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99955         $8.90375          2,674
    01/01/2012 to 12/31/2012                                 $8.90375         $9.82957          5,915
    01/01/2013 to 12/31/2013                                 $9.82957        $11.77971          5,989
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99955        $10.52123              0
    01/01/2011 to 12/31/2011                                $10.52123        $11.09359            511
    01/01/2012 to 12/31/2012                                $11.09359        $11.89901            650
    01/01/2013 to 12/31/2013                                $11.89901        $11.65696            962
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99955        $10.42862              0
    01/01/2013 to 12/31/2013                                $10.42862         $9.52764              0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97207        $10.76399              0
    01/01/2011 to 12/31/2011                                $10.76399        $10.52593              0
    01/01/2012 to 09/21/2012                                $10.52593        $11.88820              0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.03945        $11.12815              0
    01/01/2011 to 12/31/2011                                $11.12815        $11.83570              0
    01/01/2012 to 12/31/2012                                $11.83570        $13.04871              0
    01/01/2013 to 12/31/2013                                $13.04871        $16.66911              0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010                                $10.02799        $11.32891              0
    01/01/2011 to 12/31/2011                                $11.32891        $11.88626              0
    01/01/2012 to 12/31/2012                                $11.88626        $14.43316              0
    01/01/2013 to 12/31/2013                                $14.43316        $20.07642              0
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010                                 $9.98678        $10.29102              0
    01/01/2011 to 12/31/2011                                $10.29102         $8.81882              0
    01/01/2012 to 12/31/2012                                 $8.81882        $10.93910              0
    01/01/2013 to 12/31/2013                                $10.93910        $14.36857              0
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010                                $10.04848         $9.94250              0
    01/01/2011 to 12/31/2011                                 $9.94250        $10.88771              0
    01/01/2012 to 12/31/2012                                $10.88771        $12.71236              0
    01/01/2013 to 12/31/2013                                $12.71236        $17.66879              0
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010                                $10.00913        $11.50573              0
    01/01/2011 to 12/31/2011                                $11.50573        $11.23828              0
    01/01/2012 to 12/31/2012                                $11.23828        $12.94217              0
    01/01/2013 to 12/31/2013                                $12.94217        $17.78615              0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010                                 $9.98938        $11.03756              0
    01/01/2011 to 12/31/2011                                $11.03756        $11.32042              0
    01/01/2012 to 12/31/2012                                $11.32042        $12.68990              0
    01/01/2013 to 12/31/2013                                $12.68990        $16.49009              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010          $10.01531        $10.76394            0
    01/01/2011 to 12/31/2011          $10.76394        $10.56792            0
    01/01/2012 to 12/31/2012          $10.56792        $12.13040            0
    01/01/2013 to 12/31/2013          $12.13040        $15.66968            0
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010           $9.97527        $11.80941            0
    01/01/2011 to 12/31/2011          $11.80941        $11.40463            0
    01/01/2012 to 12/31/2012          $11.40463        $13.08646            0
    01/01/2013 to 12/31/2013          $13.08646        $16.98714            0
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010           $9.98259        $11.17632            0
    01/01/2011 to 12/31/2011          $11.17632        $10.67879            0
    01/01/2012 to 12/31/2012          $10.67879        $12.37923            0
    01/01/2013 to 12/31/2013          $12.37923        $16.27030            0
---------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010           $9.96864        $11.64323            0
    01/01/2011 to 12/31/2011          $11.64323        $12.12925            0
    01/01/2012 to 12/31/2012          $12.12925        $14.13382            0
    01/01/2013 to 12/31/2013          $14.13382        $14.06912            0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010           $9.97481        $11.77367            0
    01/01/2011 to 12/31/2011          $11.77367        $11.85894            0
    01/01/2012 to 12/31/2012          $11.85894        $13.26579            0
    01/01/2013 to 12/31/2013          $13.26579        $18.52593            0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010           $9.98046        $11.13592            0
    01/01/2011 to 12/31/2011          $11.13592        $10.62040            0
    01/01/2012 to 12/31/2012          $10.62040        $12.26837            0
    01/01/2013 to 12/31/2013          $12.26837        $16.79752            0
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010          $10.04702        $12.26438            0
    01/01/2011 to 12/31/2011          $12.26438        $12.42479            0
    01/01/2012 to 12/31/2012          $12.42479        $14.39725            0
    01/01/2013 to 12/31/2013          $14.39725        $16.04617            0
---------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010          $10.03515        $10.86454            0
    01/01/2011 to 12/31/2011          $10.86454        $12.69674            0
    01/01/2012 to 12/31/2012          $12.69674        $12.64461            0
    01/01/2013 to 12/31/2013          $12.64461        $14.24930            0



 *  Denotes the start date of these sub-accounts

                       PREMIER RETIREMENT ADVISOR SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96801        $10.83006            0
    01/01/2011 to 12/31/2011                             $10.83006        $10.37887            0
    01/01/2012 to 12/31/2012                             $10.37887        $11.50190            0
    01/01/2013 to 12/31/2013                             $11.50190        $12.45304            0
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97870        $10.93619            0
    01/01/2011 to 12/31/2011                             $10.93619        $10.77902            0
    01/01/2012 to 12/31/2012                             $10.77902        $12.06013            0
    01/01/2013 to 12/31/2013                             $12.06013        $13.83902            0
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00723        $10.83077            0
    01/01/2011 to 12/31/2011                             $10.83077        $11.04386            0
    01/01/2012 to 05/04/2012                             $11.04386        $12.00396            0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98897        $10.78821            0
    01/01/2011 to 12/31/2011                             $10.78821        $10.49213            0
    01/01/2012 to 12/31/2012                             $10.49213        $11.61808            0
    01/01/2013 to 12/31/2013                             $11.61808        $13.45655            0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99872         $9.17315            0
    01/01/2012 to 12/31/2012                              $9.17315        $10.10507            0
    01/01/2013 to 12/31/2013                             $10.10507        $11.02813            0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013                             $9.99872        $10.50750            0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                              $9.99872        $10.62122            0
    01/01/2011 to 12/31/2011                             $10.62122        $11.64970            0
    01/01/2012 to 12/31/2012                             $11.64970        $12.05605            0
    01/01/2013 to 12/31/2013                             $12.05605        $11.62502            0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                             $10.00742        $10.66420            0
    01/01/2011 to 12/31/2011                             $10.66420        $11.92474            0
    01/01/2012 to 12/31/2012                             $11.92474        $12.41070            0
    01/01/2013 to 12/31/2013                             $12.41070        $11.83432            0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                              $9.99872        $10.66704            0
    01/01/2011 to 12/31/2011                             $10.66704        $12.17930            0
    01/01/2012 to 12/31/2012                             $12.17930        $12.69287            0
    01/01/2013 to 12/31/2013                             $12.69287        $11.89247            0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                             $10.00954        $10.69797            0
    01/01/2011 to 12/31/2011                             $10.69797        $12.49931            0
    01/01/2012 to 12/31/2012                             $12.49931        $13.08297            0
    01/01/2013 to 12/31/2013                             $13.08297        $12.04088            0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                                     $10.00847        $10.79994            0
    01/01/2011 to 12/31/2011                                     $10.79994        $12.79118            0
    01/01/2012 to 12/31/2012                                     $12.79118        $13.44822            0
    01/01/2013 to 12/31/2013                                     $13.44822        $12.31293            0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99872        $12.05103            0
    01/01/2012 to 12/31/2012                                     $12.05103        $12.55773            0
    01/01/2013 to 12/31/2013                                     $12.55773        $11.15820            0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99829        $10.42548            0
    01/01/2013 to 12/31/2013                                     $10.42548         $9.21701            0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013                                     $9.99914         $8.77173            0
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97788        $10.86915            0
    01/01/2011 to 12/31/2011                                     $10.86915        $10.44126            0
    01/01/2012 to 12/31/2012                                     $10.44126        $11.68978            0
    01/01/2013 to 12/31/2013                                     $11.68978        $14.11873            0
------------------------------------------------------------------------------------------------------------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013                                     $9.99872        $11.67318            0
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96011        $11.82497            0
    01/01/2011 to 12/31/2011                                     $11.82497        $12.40905            0
    01/01/2012 to 12/31/2012                                     $12.40905        $14.09148            0
    01/01/2013 to 12/31/2013                                     $14.09148        $14.30768            0
------------------------------------------------------------------------------------------------------------------
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013                                     $9.99872         $9.69608            0
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97205        $12.19873            0
    01/01/2011 to 12/31/2011                                     $12.19873        $10.43525            0
    01/01/2012 to 12/31/2012                                     $10.43525        $12.33558            0
    01/01/2013 to 12/31/2013                                     $12.33558        $17.10075            0
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99872        $10.91761            0
    01/01/2011 to 12/31/2011                                     $10.91761        $10.48290            0
    01/01/2012 to 12/31/2012                                     $10.48290        $11.72752            0
    01/01/2013 to 12/31/2013                                     $11.72752        $13.76530            0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97619        $11.05168            0
    01/01/2011 to 12/31/2011                                     $11.05168        $10.71685            0
    01/01/2012 to 12/31/2012                                     $10.71685        $11.67266            0
    01/01/2013 to 12/31/2013                                     $11.67266        $13.18803            0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99872        $10.75562            0
    01/01/2013 to 12/31/2013                                     $10.75562        $13.18021            0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013                                     $9.99872        $10.82411            0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97039        $11.58372            0
    01/01/2011 to 12/31/2011                                     $11.58372        $10.82971            0
    01/01/2012 to 12/31/2012                                     $10.82971        $13.51939            0
    01/01/2013 to 12/31/2013                                     $13.51939        $13.88849            0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01872        $10.81678            0
    01/01/2011 to 12/31/2011                                     $10.81678        $10.22791            0
    01/01/2012 to 12/31/2012                                     $10.22791        $12.05932            0
    01/01/2013 to 12/31/2013                                     $12.05932        $15.40316            0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99196        $10.80111            0
    01/01/2011 to 12/31/2011                                     $10.80111        $10.04708            0
    01/01/2012 to 12/31/2012                                     $10.04708        $11.83640            0
    01/01/2013 to 12/31/2013                                     $11.83640        $15.56170            0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.02004        $11.45419            0
    01/01/2011 to 12/31/2011                                     $11.45419        $10.94114            0
    01/01/2012 to 12/31/2012                                     $10.94114        $12.88407            0
    01/01/2013 to 12/31/2013                                     $12.88407        $16.76773            0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98846        $10.73764            0
    01/01/2011 to 12/31/2011                                     $10.73764        $10.51779            0
    01/01/2012 to 12/31/2012                                     $10.51779        $11.40350            0
    01/01/2013 to 12/31/2013                                     $11.40350        $12.32932            0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96535        $11.52945            0
    01/01/2011 to 12/31/2011                                     $11.52945        $11.49876            0
    01/01/2012 to 12/31/2012                                     $11.49876        $13.09649            0
    01/01/2013 to 12/31/2013                                     $13.09649        $17.89785            0
------------------------------------------------------------------------------------------------------------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98632        $10.70454            0
    01/01/2011 to 12/31/2011                                     $10.70454        $10.48691            0
    01/01/2012 to 12/31/2012                                     $10.48691        $11.70777            0
    01/01/2013 to 12/31/2013                                     $11.70777        $15.51777            0
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98469        $10.79940            0
    01/01/2011 to 12/31/2011                                     $10.79940        $10.96965            0
    01/01/2012 to 12/31/2012                                     $10.96965        $12.29770            0
    01/01/2013 to 12/31/2013                                     $12.29770        $12.97650            0
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92955        $11.29542            0
    01/01/2011 to 12/31/2011                                     $11.29542         $9.68328            0
    01/01/2012 to 12/31/2012                                      $9.68328        $11.47463            0
    01/01/2013 to 12/31/2013                                     $11.47463        $13.44960            0
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92942        $10.83245            0
    01/01/2011 to 12/31/2011                                     $10.83245         $9.32641            0
    01/01/2012 to 12/31/2012                                      $9.32641        $10.71291            0
    01/01/2013 to 12/31/2013                                     $10.71291        $12.60004            0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97695        $10.90910            0
    01/01/2011 to 12/31/2011                                 $10.90910        $10.67909            0
    01/01/2012 to 12/31/2012                                 $10.67909        $11.94145            0
    01/01/2013 to 12/31/2013                                 $11.94145        $13.67052            0
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.92207        $10.59379            0
    01/01/2011 to 12/31/2011                                 $10.59379         $9.47546            0
    01/01/2012 to 12/31/2012                                  $9.47546        $11.37219            0
    01/01/2013 to 12/31/2013                                 $11.37219        $12.91575            0
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99872        $10.62393            0
    01/01/2011 to 12/31/2011                                 $10.62393        $10.48389            0
    01/01/2012 to 12/31/2012                                 $10.48389        $11.42759            0
    01/01/2013 to 12/31/2013                                 $11.42759        $12.49175            0
--------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97157        $10.81336            0
    01/01/2011 to 12/31/2011                                 $10.81336        $10.71648            0
    01/01/2012 to 12/31/2012                                 $10.71648        $12.15248            0
    01/01/2013 to 12/31/2013                                 $12.15248        $16.33034            0
--------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97188        $10.59729            0
    01/01/2011 to 12/31/2011                                 $10.59729         $9.82054            0
    01/01/2012 to 12/31/2012                                  $9.82054        $10.94753            0
    01/01/2013 to 12/31/2013                                 $10.94753        $14.16528            0
--------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99070        $10.65498            0
    01/01/2011 to 12/31/2011                                 $10.65498        $10.05116            0
    01/01/2012 to 12/31/2012                                 $10.05116        $11.56610            0
    01/01/2013 to 12/31/2013                                 $11.56610        $15.92568            0
--------------------------------------------------------------------------------------------------------------
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99282        $11.34431            0
    01/01/2011 to 12/31/2011                                 $11.34431        $11.06660            0
    01/01/2012 to 12/31/2012                                 $11.06660        $12.23126            0
    01/01/2013 to 12/31/2013                                 $12.23126        $16.45036            0
--------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98889        $10.85859            0
    01/01/2011 to 12/31/2011                                 $10.85859        $11.77788            0
    01/01/2012 to 12/31/2012                                 $11.77788        $12.28266            0
    01/01/2013 to 12/31/2013                                 $12.28266        $11.85041            0
--------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98785        $10.93228            0
    01/01/2011 to 12/31/2011                                 $10.93228        $10.42591            0
    01/01/2012 to 12/31/2012                                 $10.42591        $12.63293            0
    01/01/2013 to 12/31/2013                                 $12.63293        $15.87405            0
--------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99872        $10.90783            0
    01/01/2011 to 12/31/2011                                 $10.90783        $10.67520            0
    01/01/2012 to 12/31/2012                                 $10.67520        $12.30498            0
    01/01/2013 to 12/31/2013                                 $12.30498        $16.56112            0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                           $9.99872        $10.20064            0
    01/01/2013 to 12/31/2013                           $10.20064        $13.50766            0
--------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.98898        $11.54064            0
    01/01/2011 to 12/31/2011                           $11.54064        $10.96975            0
    01/01/2012 to 12/31/2012                           $10.96975        $12.78777            0
    01/01/2013 to 12/31/2013                           $12.78777        $16.67049            0
--------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.99872         $9.87649            0
    01/01/2011 to 12/31/2011                            $9.87649         $9.72586            0
    01/01/2012 to 12/31/2012                            $9.72586         $9.57551            0
    01/01/2013 to 12/31/2013                            $9.57551         $9.42688            0
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.99127        $11.27254            0
    01/01/2011 to 12/31/2011                           $11.27254        $10.82229            0
    01/01/2012 to 12/31/2012                           $10.82229        $12.47926            0
    01/01/2013 to 12/31/2013                           $12.47926        $17.44688            0
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.02863        $10.07251            0
    01/01/2012 to 12/31/2012                           $10.07251        $10.39943            0
    01/01/2013 to 12/31/2013                           $10.39943         $9.94819            0
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.95901        $11.96429            0
    01/01/2011 to 12/31/2011                           $11.96429        $11.97771            0
    01/01/2012 to 12/31/2012                           $11.97771        $13.25202            0
    01/01/2013 to 12/31/2013                           $13.25202        $17.30115            0
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.97314        $11.46621            0
    01/01/2011 to 04/29/2011                           $11.46621        $12.86545            0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $9.99872        $10.33078            0
    01/01/2013 to 12/31/2013                           $10.33078        $12.09438            0
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.93919        $11.71470            0
    01/01/2011 to 12/31/2011                           $11.71470         $9.19541            0
    01/01/2012 to 12/31/2012                            $9.19541        $10.67589            0
    01/01/2013 to 12/31/2013                           $10.67589        $10.53387            0
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                           $10.00814        $10.11488            0
    01/01/2011 to 12/31/2011                           $10.11488        $10.18216            0
    01/01/2012 to 12/31/2012                           $10.18216        $10.49467            0
    01/01/2013 to 12/31/2013                           $10.49467        $10.10729            0
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                           $10.00706        $10.38848            0
    01/01/2011 to 12/31/2011                           $10.38848        $10.55282            0
    01/01/2012 to 12/31/2012                           $10.55282        $11.35758            0
    01/01/2013 to 12/31/2013                           $11.35758        $10.97608            0
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                            $9.98968        $10.63280            0
    01/01/2011 to 12/31/2011                           $10.63280        $10.57239            0
    01/01/2012 to 12/31/2012                           $10.57239        $11.48809            0
    01/01/2013 to 12/31/2013                           $11.48809        $12.35185            0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                                $10.01864        $10.07242            0
    01/01/2012 to 12/31/2012                                 $10.07242        $10.62108            0
    01/01/2013 to 12/31/2013                                 $10.62108        $10.21460            0
--------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET
 PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96371        $11.54739            0
    01/01/2011 to 12/31/2011                                 $11.54739        $10.66208            0
    01/01/2012 to 12/31/2012                                 $10.66208        $11.85289            0
    01/01/2013 to 12/31/2013                                 $11.85289        $13.65609            0
--------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99872        $10.92795            0
    01/01/2011 to 12/31/2011                                 $10.92795        $11.13076            0
    01/01/2012 to 12/31/2012                                 $11.13076        $13.01860            0
    01/01/2013 to 12/31/2013                                 $13.01860        $16.97311            0
--------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                 $9.99872         $8.90596            0
    01/01/2012 to 12/31/2012                                  $8.90596         $9.92148            0
    01/01/2013 to 12/31/2013                                  $9.92148        $11.95543            0
--------------------------------------------------------------------------------------------------------------
AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98778        $10.82212            0
    01/01/2011 to 12/31/2011                                 $10.82212        $10.46108            0
    01/01/2012 to 12/31/2012                                 $10.46108        $11.35774            0
    01/01/2013 to 12/31/2013                                 $11.35774        $12.57257            0
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.97797        $11.01019            0
    01/01/2011 to 12/31/2011                                 $11.01019        $10.58080            0
    01/01/2012 to 12/31/2012                                 $10.58080        $12.07310            0
    01/01/2013 to 12/31/2013                                 $12.07310        $14.03259            0
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.98260        $10.80111            0
    01/01/2011 to 12/31/2011                                 $10.80111        $10.27434            0
    01/01/2012 to 12/31/2012                                 $10.27434        $11.24142            0
    01/01/2013 to 12/31/2013                                 $11.24142        $12.66080            0
--------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96110        $12.66040            0
    01/01/2011 to 12/31/2011                                 $12.66040        $12.34240            0
    01/01/2012 to 12/31/2012                                 $12.34240        $13.63036            0
    01/01/2013 to 12/31/2013                                 $13.63036        $18.13916            0
--------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.96453        $11.50590            0
    01/01/2011 to 12/31/2011                                 $11.50590        $10.65082            0
    01/01/2012 to 12/31/2012                                 $10.65082        $12.38985            0
    01/01/2013 to 12/31/2013                                 $12.38985        $16.76002            0
--------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                  $9.99241        $10.72920            0
    01/01/2011 to 12/31/2011                                 $10.72920        $10.77267            0
    01/01/2012 to 12/31/2012                                 $10.77267        $12.03687            0
    01/01/2013 to 12/31/2013                                 $12.03687        $13.84512            0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98606        $10.57407            0
    01/01/2011 to 12/31/2011                                $10.57407        $10.23980            0
    01/01/2012 to 12/31/2012                                $10.23980        $11.81994            0
    01/01/2013 to 12/31/2013                                $11.81994        $15.09115            0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97129        $11.17478            0
    01/01/2011 to 12/31/2011                                $11.17478        $10.81531            0
    01/01/2012 to 12/31/2012                                $10.81531        $12.51952            0
    01/01/2013 to 12/31/2013                                $12.51952        $17.75193            0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85997        $11.51568            0
    01/01/2011 to 12/31/2011                                $11.51568         $9.64600            0
    01/01/2012 to 12/31/2012                                 $9.64600         $9.83972            0
    01/01/2013 to 12/31/2013                                 $9.83972        $11.17722            0
-------------------------------------------------------------------------------------------------------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98040        $10.34648            0
    01/01/2011 to 12/31/2011                                $10.34648        $10.60636            0
    01/01/2012 to 12/31/2012                                $10.60636        $10.98741            0
    01/01/2013 to 12/31/2013                                $10.98741        $10.41107            0
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99872         $8.84345            0
    01/01/2012 to 12/31/2012                                 $8.84345         $9.66456            0
    01/01/2013 to 12/31/2013                                 $9.66456        $11.46554            0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99872        $10.43588            0
    01/01/2011 to 12/31/2011                                $10.43588        $10.89333            0
    01/01/2012 to 12/31/2012                                $10.89333        $11.56644            0
    01/01/2013 to 12/31/2013                                $11.56644        $11.21717            0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97124        $10.67680            0
    01/01/2011 to 12/31/2011                                $10.67680        $10.33586            0
    01/01/2012 to 09/21/2012                                $10.33586        $11.58808            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.03861        $11.03801            0
    01/01/2011 to 12/31/2011                                $11.03801        $11.62200            0
    01/01/2012 to 12/31/2012                                $11.62200        $12.68401            0
    01/01/2013 to 12/31/2013                                $12.68401        $16.04043            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010                                $10.02716        $11.23714            0
    01/01/2011 to 12/31/2011                                $11.23714        $11.67164            0
    01/01/2012 to 12/31/2012                                $11.67164        $14.02974            0
    01/01/2013 to 12/31/2013                                $14.02974        $19.31921            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010                                 $9.98595        $10.20757            0
    01/01/2011 to 12/31/2011                                $10.20757         $8.65952            0
    01/01/2012 to 12/31/2012                                 $8.65952        $10.63338            0
    01/01/2013 to 12/31/2013                                $10.63338        $13.82667            0
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010                                $10.04765         $9.86192            0
    01/01/2011 to 12/31/2011                                 $9.86192        $10.69120            0
    01/01/2012 to 12/31/2012                                $10.69120        $12.35718            0
    01/01/2013 to 12/31/2013                                $12.35718        $17.00258            0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010          $10.00829        $11.41249            0
    01/01/2011 to 12/31/2011          $11.41249        $11.03529            0
    01/01/2012 to 12/31/2012          $11.03529        $12.58034            0
    01/01/2013 to 12/31/2013          $12.58034        $17.11531            0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010           $9.98855        $10.94807            0
    01/01/2011 to 12/31/2011          $10.94807        $11.11603            0
    01/01/2012 to 12/31/2012          $11.11603        $12.33521            0
    01/01/2013 to 12/31/2013          $12.33521        $15.86803            0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010          $10.01448        $10.67678            0
    01/01/2011 to 12/31/2011          $10.67678        $10.37700            0
    01/01/2012 to 12/31/2012          $10.37700        $11.79127            0
    01/01/2013 to 12/31/2013          $11.79127        $15.07869            0
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010           $9.97444        $11.71383            0
    01/01/2011 to 12/31/2011          $11.71383        $11.19877            0
    01/01/2012 to 12/31/2012          $11.19877        $12.72056            0
    01/01/2013 to 12/31/2013          $12.72056        $16.34622            0
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010           $9.98176        $11.08583            0
    01/01/2011 to 12/31/2011          $11.08583        $10.48597            0
    01/01/2012 to 12/31/2012          $10.48597        $12.03322            0
    01/01/2013 to 12/31/2013          $12.03322        $15.65661            0
---------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010           $9.96781        $11.54906            0
    01/01/2011 to 12/31/2011          $11.54906        $11.91048            0
    01/01/2012 to 12/31/2012          $11.91048        $13.73909            0
    01/01/2013 to 12/31/2013          $13.73909        $13.53864            0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010           $9.97398        $11.67823            0
    01/01/2011 to 12/31/2011          $11.67823        $11.64477            0
    01/01/2012 to 12/31/2012          $11.64477        $12.89491            0
    01/01/2013 to 12/31/2013          $12.89491        $17.82707            0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010           $9.97963        $11.04567            0
    01/01/2011 to 12/31/2011          $11.04567        $10.42854            0
    01/01/2012 to 12/31/2012          $10.42854        $11.92528            0
    01/01/2013 to 12/31/2013          $11.92528        $16.16371            0
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010          $10.04618        $12.16509            0
    01/01/2011 to 12/31/2011          $12.16509        $12.20059            0
    01/01/2012 to 12/31/2012          $12.20059        $13.99506            0
    01/01/2013 to 12/31/2013          $13.99506        $15.44107            0
---------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010          $10.03432        $10.77660            0
    01/01/2011 to 12/31/2011          $10.77660        $12.46761            0
    01/01/2012 to 12/31/2012          $12.46761        $12.29128            0
    01/01/2013 to 12/31/2013          $12.29128        $13.71177            0



 *  Denotes the start date of these sub-accounts

 APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST
                    DAILY LIFETIME 6 PLUS INCOME BENEFIT -
                     NO LONGER AVAILABLE FOR NEW ELECTIONS

        These benefits were offered March 15, 2010 to January 23, 2011.

 Effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD6 PLUS)
 Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available for election.


 If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.


 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ benefit anniversary, your Periodic Value on the 10/th/ or 20/th/ benefit anniversary is equal to the greater of:

 (1)the Periodic Value described above, or

 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.


 This means that: if you do not take a Lifetime Withdrawal on or before the 10/th/ benefit anniversary, your Protected Withdrawal Value on the 10/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ benefit anniversary, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10/th/ or 20/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). EXCESS INCOME ALSO WILL REDUCE THE PROTECTED WITHDRAWAL VALUE BY THE SAME RATIO. REDUCTIONS ARE BASED ON THE ACTUAL "GROSS" AMOUNT OF THE WITHDRAWAL. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES OR TAX WITHHOLDING APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED FROM YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL PLUS CHARGES/TAX WITHHOLDING EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THAT PORTION OF THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and it must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2010
..   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit
..   The first withdrawal is a Lifetime Withdrawal.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:

..   The Issue Date is December 1
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1

..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Highest Daily Lifetime 6
    Plus benefit


 On October 3 the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.


 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 FIRST CALENDAR YEAR       ANNUITY YEAR              SECOND CALENDAR YEAR
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------

 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)
..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.


 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the

 "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

..   September 4 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5 - (and at least until first a transfer is made out of the
    Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account; or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for election.

 If you have elected this benefit, the benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you participate in Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.


 Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.


 As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.


 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ benefit anniversary, your Periodic Value on the 10/th/ or 20/th/ benefit anniversary effective date is equal to the greater of:

 (1)the Periodic Value described above or,

 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.


 This means that: if you do not take a Lifetime Withdrawal on or before the 10/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 10/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ anniversary of the benefit, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10/th/ or 20/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual "gross" amount of the withdrawal. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES OR TAX WITHHOLDING APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED FROM YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL PLUS CHARGES/TAX WITHHOLDING EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THAT PORTION OF THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.


 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value.

 Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carryover the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2010
..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1,
    2011
..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   The first withdrawal is a Lifetime Withdrawal.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2011
..   The Account Value at benefit election was $105,000
..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death

    Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

 CHARGE FOR SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

 The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Spousal Highest Daily Lifetime 6 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations were as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value).

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;

(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

 FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST
                     DAILY LIFETIME 6 PLUS INCOME BENEFIT

Please see Appendix H: Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.

 APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME
                INCOME - NO LONGER AVAILABLE FOR NEW ELECTIONS

        These benefits were offered January 24, 2011 to August 19, 2012.


 EXCEPT FOR ANNUITIES THAT WERE ISSUED IN OREGON, FOR ANNUITIES THAT HAVE ONE
 OF THESE BENEFITS, WE CURRENTLY LIMIT ADDITIONAL PURCHASE PAYMENTS MADE AFTER THE BENEFIT HAS BEEN IN EFFECT FOR ONE YEAR (THE "BENEFIT ANNIVERSARY") TO $50,000 EACH BENEFIT YEAR. THE BENEFIT YEAR BEGINS ON THE DATE YOU ELECT AN OPTIONAL LIVING BENEFIT AND CONTINUES THROUGH AND INCLUDES THE DAY IMMEDIATELY PRECEDING THE FIRST ANNIVERSARY OF THE DATE YOU ELECTED THE OPTIONAL LIVING BENEFIT. SUBSEQUENT BENEFIT YEARS BEGIN ON THE ANNIVERSARY OF THE DATE YOU ELECTED AN OPTIONAL LIVING BENEFIT AND CONTINUE THROUGH AND INCLUDE THE DAY IMMEDIATELY PRECEDING THE NEXT ANNIVERSARY OF THE DATE YOU ELECTED THE BENEFIT.

 NOTWITHSTANDING THE $50,000 LIMIT DISCUSSED ABOVE, WE MAY FURTHER LIMIT, SUSPEND OR REJECT ANY ADDITIONAL PURCHASE PAYMENT AT ANY TIME, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. CIRCUMSTANCES WHERE WE MAY LIMIT, RESTRICT, SUSPEND OR REJECT ADDITIONAL PURCHASE PAYMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:
..   IF WE DETERMINE THAT, AS A RESULT OF THE TIMING AND AMOUNTS OF YOUR
    ADDITIONAL PURCHASE PAYMENTS AND WITHDRAWALS, THE ANNUAL INCOME AMOUNT IS BEING INCREASED IN AN UNINTENDED FASHION (AMONG THE FACTORS WE WILL USE IN MAKING A DETERMINATION AS TO WHETHER AN ACTION IS DESIGNED TO INCREASE THE ANNUAL INCOME AMOUNT IN AN UNINTENDED FASHION IS THE RELATIVE SIZE OF ADDITIONAL PURCHASE PAYMENT(S));
..   IF WE ARE NOT THEN OFFERING THIS BENEFIT FOR NEW ISSUES; OR
..   IF WE ARE OFFERING A MODIFIED VERSION OF THIS BENEFIT FOR NEW ISSUES.

 IF WE FURTHER EXERCISE OUR RIGHT TO SUSPEND, REJECT AND/OR PLACE LIMITATIONS ON THE ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS, YOU MAY NO LONGER BE ABLE TO FUND THE BENEFIT THAT YOU ELECTED TO THE LEVEL YOU ORIGINALLY INTENDED. THIS MEANS THAT YOU MAY NO LONGER BE ABLE TO INCREASE THE VALUES ASSOCIATED WITH YOUR OPTIONAL LIVING BENEFIT THROUGH ADDITIONAL PURCHASE PAYMENTS. THIS WOULD ALSO IMPACT YOUR ABILITY TO MAKE ANNUAL CONTRIBUTIONS TO CERTAIN QUALIFIED ANNUITIES.


 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income currently is based on a single "designated life" who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE THE DEATH BENEFITS SECTION OF THIS PROSPECTUS).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.


 This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12/th/ benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45
 - 54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45 - 54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2011
..   Highest Daily Lifetime Income is elected on August 1, 2012
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income
..   The first withdrawal is a Lifetime Withdrawal.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:

..   The Issue Date is December 1
..   Highest Daily Lifetime Income is elected on September 4

..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income


 No previous withdrawals have been taken under Highest Daily Lifetime Income On October 3 the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.


 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 FIRST CALENDAR YEAR       ANNUITY YEAR              SECOND CALENDAR YEAR
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------



 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro-rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)
..   The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account

    Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if
 (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.


 Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating a benefit, we will send you written notice and provide you an opportunity to change your designations.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds ( representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix H (and is described below).

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.


 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.


 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

..   September 4 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts
..   September 5 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4
..   On September 5 - (and at least until first a transfer is made out of the
    Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Income has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Spousal Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.


 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.


 Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.


 As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE THE DEATH BENEFITS SECTION OF THIS PROSPECTUS).

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.


 If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.


 This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and
 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal

 Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2011
..   Spousal Highest Daily Lifetime Income is elected on August 1, 2012
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income Benefit
..   The first withdrawal is a Lifetime Withdrawal.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio ($2,100/$115,100 = 1.82%)                                  1.82%
     Annual Income Amount                                      $  5,400.00
     1.82% Reduction in Annual Income Amount                   $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 1, 2011
..   Spousal Highest Daily Lifetime Income is elected on September 4, 2012
..   The Account Value at benefit election was $105,000

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income

 On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
    (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Spousal Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)


 CHARGE FOR SPOUSAL HIGHEST DAILY LIFETIME INCOME BENEFIT

 The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the

 Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
 (II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
 (IV)YOUR SURRENDER OF THE ANNUITY;
 (V) YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
 (VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds ( representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX D - HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME
    INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL
                      DEATH BENEFIT - NO LONGER AVAILABLE
                               FOR NEW ELECTIONS

       These benefits were offered August 20, 2012 to February 24, 2013.

 HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT
 Highest Daily Lifetime(R) Income 2.0 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income
 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single "designated life" who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME 2.0. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above, or

 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.


 This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME 2.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME 2.0
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50
 - 54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 - 54; 4% for ages 55 to 64; 5% for ages 65 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0
..   The first withdrawal is a Lifetime Withdrawal.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio ($1,500/$114,500 = 1.31%)                                  1.31%
     Annual Income Amount                                      $  6,000.00
     1.31% Reduction in Annual Income Amount                   $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime

 Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:

..   The Issue Date is December 3
..   Highest Daily Lifetime Income 2.0 is elected on September 4

..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    2.0


 On October 3, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.


 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 FIRST CALENDAR YEAR       ANNUITY YEAR              SECOND CALENDAR YEAR
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------



 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME 2.0

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME 2.0 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)
..   The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's
    Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account

 Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.


 Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income
 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME 2.0, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME 2.0 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 OVERVIEW OF THE PREDETERMINED MATHEMATICAL FORMULA
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits.

 The formula is set forth in Appendix H (and is described below).

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. It may also limit the potential for your Account Value to grow.

 However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.

 TRANSFER ACTIVITY UNDER THE FORMULA
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, as none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while money is invested in it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time the benefit has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 HOW THE FORMULA OPERATES
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".
 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - B)/V

 More specifically, the formula operates as follows:

 (1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

    Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)


    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

    Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

 THE 90% CAP
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 MONTHLY TRANSFERS
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 OTHER IMPORTANT INFORMATION
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation
    Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   .   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT
 Spousal Highest Daily Lifetime(R) Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.


 Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.


 As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income 2.0. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.


 This means that if you do not take a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a withdrawal.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income 2.0
..   The first withdrawal is a Lifetime Withdrawal.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:


     Account Value before Lifetime Withdrawal                  $118,000.00
     Amount of "non" Excess Income                             $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio ($2,100/$115,100 = 1.82%)                                  1.82%
     Annual Income Amount                                      $  5,400.00
     1.82% Reduction in Annual Income Amount                   $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.


 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime

 Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3, 2012
..   Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013
..   The Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income 2.0
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income 2.0

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Spousal Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)


 CHARGE FOR THE SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.0

 The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

 HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
 Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit
 - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income
 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income
 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.


 The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB (INCLUDING NO PAYMENT OF THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.


 If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th anniversary is equal to the greater of:

 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.


 This means that if you do not take a withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity

 Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 - 54; 4% for ages 55 to 64; 5% for ages 65 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:


Annual Income Amount                                   Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal               Account Value before Lifetime
                                          $118,000.00    Withdrawal                        $118,000.00
Amount of "non" Excess Income             $  3,500.00  Amount of "non" Excess Income       $  3,500.00
Account Value immediately before                       Account Value immediately before
Excess Income of $1,500                   $114,500.00  Excess Income of $1,500             $114,500.00
Excess Income amount                      $  1,500.00  Excess Income amount                $  1,500.00
Ratio ($1,500/$114,500 = 1.31%)                  1.31% Ratio ($1,500/$114,500 = 1.31%)            1.31%
Annual Income Amount                      $  6,000.00  HA DB Amount                        $109,420.00
1.31% Reduction in Annual Income                       1.31% Reduction in Annual Income
  Amount                                  $     78.60  Amount                              $  1,433.40
Annual Income Amount for                               Highest Annual Death
future Annuity Years                      $  5,921.40  Benefit Amount                      $107,986.60


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,500.00        $228,009.60               $11,400.48
    June 30   $226,800.00        $228,009.60               $11,400.48
    July 1    $233,500.00        $233,500.00               $11,675.00
    July 2    $231,900.00        $233,500.00               $11,675.00



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.


 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial

 Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:

..   The Issue Date is December 3
..   Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4

..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HA DB
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    2.0 with HA DB


 On October 3, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.


 HERE IS THE CALCULATION:

        Withdrawal amount                                  $ 15,000.00
        Divided by Account Value before withdrawal         $120,000.00
        Equals ratio                                              12.5%
        All guarantees will be reduced by the above ratio        (12.5%)
        Protected Withdrawal Value                         $109,375.00
        12/th/ benefit year Minimum Periodic Value         $183,750.00
        Highest Annual Death Benefit Amount                $100,992.50

 REQUIRED MINIMUM DISTRIBUTIONS

 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1/st/ in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 FIRST CALENDAR YEAR       ANNUITY YEAR              SECOND CALENDAR YEAR
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------



 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
..   If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.


 HIGHEST ANNUAL DEATH BENEFIT

 A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.


 Highest Annual Death Benefit Amount:
 On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and

   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY WILL CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)


 CHARGE FOR DAILY LIFETIME INCOME 2.0 WITH HA DB

 The current charge for Highest Daily Lifetime Income 2.0 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income
 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.


 Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER (OR ANNUITANT IF
    ENTITY-OWNED);

 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime

 Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated
 Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.


 An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income
 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.


 Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HA DB due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB is not available if you elect any other optional living or death benefit.


 As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ benefit anniversary, your Periodic Value on the 12/th/ benefit anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.


 This means that if you do not take a withdrawal on or before the 12/th/ benefit anniversary, your Protected Withdrawal Value on the 12/th/ benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12/th/ benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME
 2.0 WITH HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

 You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".


 If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.


 Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on
    August 1, 2013
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income 2.0 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420.

 Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31,
 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:


Annual Income Amount                                   Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal  $118,000.00  Account Value before Lifetime Withdrawal  $118,000.00
Amount of "non" Excess Income             $  2,900.00  Amount of "non" Excess Income             $  2,900.00
Account Value immediately before                       Account Value immediately before
Excess Income of $2,100                   $115,100.00  Excess Income of $2,100                   $115,100.00
Excess Income amount                      $  2,100.00  Excess Income amount                      $  2,100.00
Ratio ($2,100/$115,100 = 1.82%)                  1.82% Ratio ($2,100/$115,100 = 1.82%)                  1.82%
Annual Income Amount                      $  5,400.00  HA DB Amount                              $110,020.00
1.82% Reduction in Annual Income Amount   $     98.28  1.82% Reduction in Annual Income Amount   $  2,002.36
Annual Income Amount for                               Highest Annual Death
future Annuity Years                      $  5,301.72  Benefit Amount                            $108,017.64


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


 For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $10,710.00
    June 29   $226,500.00        $227,994.52               $10,259.75
    June 30   $226,800.00        $227,994.52               $10,259.75
    July 1    $233,500.00        $233,500.00               $10,507.50
    July 2    $231,900.00        $233,500.00               $10,507.50



 *  In this example, the Annuity Anniversary date is July 2. The Valuation
    Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income
       Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.
   . This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
   . The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
   . The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

 In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.


 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income
 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3, 2012
..   Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on
    September 4, 2013
..   The Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income 2.0 with HA DB
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income 2.0 with HA DB

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

         Withdrawal amount                                  $ 15,000.00
         Divided by Account Value before withdrawal         $120,000.00
         Equals ratio                                             12.5%
         All guarantees will be reduced by the above ratio      (12.5%)
         Protected Withdrawal Value                         $109,375.00
         12th benefit year Minimum Periodic Value           $183,750.00
         Highest Annual Death Benefit Amount                $100,992.50

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
..   increased by the amount of any additional Adjusted Purchase Payments, and
..   reduced by the effect of any withdrawals (as described in the preceding paragraph),
 made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN AN ANNUITY YEAR EXCEED THE ANNUAL INCOME AMOUNT ("EXCESS INCOME") AND REDUCE YOUR ACCOUNT VALUE TO ZERO, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS WILL BE PERMITTED.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death
    Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero.
    This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.


 CHARGE FOR SPOUSE HIGHEST DAILY INCOME V2.0 WITH HA DB

 The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

 Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

 (I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE WHO IS AN OWNER (OR WHO IS THE ANNUITANT IF ENTITY-OWNED), IF THE REMAINING DESIGNATED LIFE ELECTS NOT TO CONTINUE THE ANNUITY;
 (II)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF AN OWNER (OR ANNUITANT IF ENTITY-OWNED) IF THE SURVIVING SPOUSE IS NOT ELIGIBLE TO CONTINUE THE BENEFIT BECAUSE SUCH SPOUSE IS NOT A SPOUSAL DESIGNATED LIFE AND THERE IS ANY ACCOUNT VALUE ON THE DATE OF DEATH;

(III)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE REMAINING DESIGNATED LIFE IF A DEATH BENEFIT IS PAYABLE UNDER THIS BENEFIT;
 (IV)YOUR TERMINATION OF THE BENEFIT;
 (V) YOUR SURRENDER OF THE ANNUITY;
 (VI)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VII)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VIII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A REQUESTED CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

                      APPENDIX E: OPTIONAL DEATH BENEFITS

         These benefits were offered March 15, 2010 to August 19, 2012.

 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to zero, your optional Death Benefit will terminate. Investment restrictions may apply if you elect the optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH:
   . The DEATH BENEFIT TARGET DATE for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.
   . The HIGHEST ANNIVERSARY VALUE on the Issue Date is equal to your Account Value. Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.
   . PROPORTIONAL WITHDRAWALS are determined by calculating the ratio of the amount of the withdrawal to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If the decedent's date of death occurs BEFORE the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

 If the Owner dies ON OR AFTER the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the minimum Death Benefit described above, and
       2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date.


 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 WHAT IS THE CHARGE FOR THE OPTIONAL DEATH BENEFIT?
 For elections of the Highest Anniversary Value Death Benefit we impose a charge equal to 0.40% per year of the average daily net assets of the Sub-accounts. We deduct the charge for the benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

 CAN I TERMINATE THE OPTIONAL DEATH BENEFIT?
 The Highest Anniversary Value Death Benefit may not be terminated by you once elected. This optional Death Benefit will terminate upon the first to occur of the following:
   . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
   . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
   .   upon the Annuity Date;
   .   upon surrender of the Annuity; or
   . if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and is not eligible for the Death Benefit provided under the Annuity.

 Upon termination, we cease to assess the fee for the optional Death Benefit.

                     APPENDIX F - FORMULA FOR GRO PLUS II

 The following are the terms and definitions referenced in the transfer calculation formula:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX (0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                 APPENDIX G - FORMULA FOR HIGHEST DAILY GRO II

 FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010 The following are the terms and definitions referenced in the transfer calculation formula:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX (0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR
                              AFTER JULY 16, 2010

 THE OPERATION OF THE FORMULA IS THE SAME AS FOR ELECTIONS OF HD GRO II PRIOR TO JULY 16, 2010. THE FORMULA BELOW PROVIDES ADDITIONAL INFORMATION REGARDING THE CONCEPT OF THE PROJECTED FUTURE GUARANTEE THROUGHOUT THE TRANSFER CALCULATION.

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

  L    =    MAX (L\\i\\ ), where L\\i\\ = G\\i\\ / (1 + d\\i\\ ) /(Ni /365)/

 WHERE:

..   G\\i\\ is the value of the Guarantee Amount or the Projected Future
    Guarantee

..   N\\i\\ is the number of days until the end of the Guarantee Period

..   d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C \\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

      APPENDIX H - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE
          AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS

 This Appendix describes the formula used with the following living benefits:

 The Highest Daily Lifetime Income v2.1 Suite:
   .   Highest Daily Lifetime Income v2.1;
   .   Spousal Highest Daily Lifetime Income v2.1;
   .   Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit; and
   .   Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death
       Benefit.

 The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):
   .   Highest Daily Lifetime Income 2.0;
   .   Spousal Highest Daily Lifetime Income 2.0;
   .   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit; and
   .   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death
       Benefit.

 The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):
   .   Highest Daily Lifetime Income;
   .   Spousal Highest Daily Lifetime Income.

 The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):
   .   Highest Daily Lifetime 6 Plus Income Benefit;
   .   Spousal Highest Daily Lifetime 6 Plus Income Benefit.

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income
       2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V

   . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

   . The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, 0.90 * (V + B)) - B,                   Money is transferred from the Permitted
           [L - B - V * C\\t\\] / (1 - C\\t\\))                Sub-accounts and the Fixed Allocations to the AST
                                                               Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted
                                                               Sub-accounts

 MONTHLY TRANSFER CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V + B))} (less than) (C\\u\\ * V - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V + B))}    Money is transferred from the AST Investment
                                            Grade Bond Sub-account to the Permitted
                                            Sub-accounts.

 TARGETS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
 C\\u\\ = [83%
 Cu\\s\\ = 84.5%
 C\\t\\ = 80%
 C\\l\\ = 78%]

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.89  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL
                          PREMIER(R) ADVISOR VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS
                          (04/30/2014)
                                           ---------------------------------------
                                             (print your name)
                                           ---------------------------------------
                                                 (address)
                                           ---------------------------------------
                                            (city/state/zip code)


                   Please see the section of this prospectus
                        entitled "How To Contact Us" for
                         where to send your request for
                     a Statement of Additional Information

                  [LOGO] Prudential
                        Bring Your Challenges
                  The Prudential Insurance Company of America
                  751 Broad Street
                  Newark, NJ 07102-3777

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                April 30, 2014


      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Advisor Variable Annuity Series(SM) ("Advisor Series") annuity contract (the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Annuity could be purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Advisor Series prospectus dated April 30, 2014. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Company                                                                      2

Experts                                                                      2

Principal Underwriter                                                        2

Payments Made to Promote Sale of Our Products                                2

Determination of Accumulation Unit Values                                    3

Separate Account Financial Information                                      A1

Company Financial Information                                               B1

  Pruco Life Insurance Company of New    Prudential Annuity Service Center
                Jersey                            P.O. Box 7960
         213 Washington Street           Philadelphia, Pennsylvania 19176
         Newark, NJ 07102-2992               Telephone (888) PRU-2888

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2013 and for each of the two years in the period then ended December 31, 2013, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $75,673,069, $106,497,788 and $97,819,083 in 2013,
2012, and 2011, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuity and the amount of time that the Annuity have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we, and/or, PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

    . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

    . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.

    . Fixed payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2013) received payment with respect to annuity business during 2013 (or as to which a payment amount was accrued during 2013). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a valuation Period is: (a) divided by (b), less
(c) where:

(a)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

    (2)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

    (2)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c)is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                       PREMIER RETIREMENT ADVISOR SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (0.95%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96851    $10.88323           0
    01/01/2011 to 12/31/2011.........  $10.88323    $10.49339           0
    01/01/2012 to 12/31/2012.........  $10.49339    $11.69989           0
    01/01/2013 to 12/31/2013.........  $11.69989    $12.74467           0
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97920    $10.98977       4,571
    01/01/2011 to 12/31/2011.........  $10.98977    $10.89765       3,637
    01/01/2012 to 12/31/2012.........  $10.89765    $12.26734       4,330
    01/01/2013 to 12/31/2013.........  $12.26734    $14.16259       4,291
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00773    $10.88384           0
    01/01/2011 to 12/31/2011.........  $10.88384    $11.16550           0
    01/01/2012 to 05/04/2012.........  $11.16550    $12.16154           0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98947    $10.84121           0
    01/01/2011 to 12/31/2011.........  $10.84121    $10.60778           0
    01/01/2012 to 12/31/2012.........  $10.60778    $11.81779           0
    01/01/2013 to 12/31/2013.........  $11.81779    $13.77130           0
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99922    $ 9.21076           0
    01/01/2012 to 12/31/2012.........  $ 9.21076    $10.20846           0
    01/01/2013 to 12/31/2013.........  $10.20846    $11.20887           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99922    $10.55112            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97838    $10.92251       10,573
    01/01/2011 to 12/31/2011.........  $10.92251    $10.55637        6,592
    01/01/2012 to 12/31/2012.........  $10.55637    $11.89087       16,752
    01/01/2013 to 12/31/2013.........  $11.89087    $14.44908       16,606
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99922    $11.73387            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96061    $11.88298            0
    01/01/2011 to 12/31/2011.........  $11.88298    $12.54584            0
    01/01/2012 to 12/31/2012.........  $12.54584    $14.33383            0
    01/01/2013 to 12/31/2013.........  $14.33383    $14.64252            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99922    $ 9.73645            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97255    $12.25855            0
    01/01/2011 to 12/31/2011.........  $12.25855    $10.55014            0
    01/01/2012 to 12/31/2012.........  $10.55014    $12.54747            0
    01/01/2013 to 12/31/2013.........  $12.54747    $17.50038            0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.97110            0
    01/01/2011 to 12/31/2011.........  $10.97110    $10.59843            0
    01/01/2012 to 12/31/2012.........  $10.59843    $11.92902            0
    01/01/2013 to 12/31/2013.........  $11.92902    $14.08722            0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97669    $11.10584        2,248
    01/01/2011 to 12/31/2011.........  $11.10584    $10.83493        1,789
    01/01/2012 to 12/31/2012.........  $10.83493    $11.87326        2,130
    01/01/2013 to 12/31/2013.........  $11.87326    $13.49644        2,111

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99922    $10.80002       13,886
    01/01/2013 to 12/31/2013.........  $10.80002    $13.31532       13,765
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99922    $10.86908            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97089    $11.64050            0
    01/01/2011 to 12/31/2011.........  $11.64050    $10.94900            0
    01/01/2012 to 12/31/2012.........  $10.94900    $13.75182            0
    01/01/2013 to 12/31/2013.........  $13.75182    $14.21341            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01922    $10.86989            0
    01/01/2011 to 12/31/2011.........  $10.86989    $10.34064            0
    01/01/2012 to 12/31/2012.........  $10.34064    $12.26671            0
    01/01/2013 to 12/31/2013.........  $12.26671    $15.76355            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99246    $10.85405            0
    01/01/2011 to 12/31/2011.........  $10.85405    $10.15770            0
    01/01/2012 to 12/31/2012.........  $10.15770    $12.03990            0
    01/01/2013 to 12/31/2013.........  $12.03990    $15.92569            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.02054    $11.51030            0
    01/01/2011 to 12/31/2011.........  $11.51030    $11.06159            0
    01/01/2012 to 12/31/2012.........  $11.06159    $13.10556            0
    01/01/2013 to 12/31/2013.........  $13.10556    $17.15983            0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98896    $10.79027            0
    01/01/2011 to 12/31/2011.........  $10.79027    $10.63371            0
    01/01/2012 to 12/31/2012.........  $10.63371    $11.59960            0
    01/01/2013 to 12/31/2013.........  $11.59960    $12.61773            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96585    $11.58597            0
    01/01/2011 to 12/31/2011.........  $11.58597    $11.62545            0
    01/01/2012 to 12/31/2012.........  $11.62545    $13.32162            0
    01/01/2013 to 12/31/2013.........  $13.32162    $18.31642            0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98682    $10.75705            0
    01/01/2011 to 12/31/2011.........  $10.75705    $10.60256            0
    01/01/2012 to 12/31/2012.........  $10.60256    $11.90926            0
    01/01/2013 to 12/31/2013.........  $11.90926    $15.88105            0
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98519    $10.85243            0
    01/01/2011 to 12/31/2011.........  $10.85243    $11.09050            0
    01/01/2012 to 12/31/2012.........  $11.09050    $12.50925            0
    01/01/2013 to 12/31/2013.........  $12.50925    $13.28002            0
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93005    $11.35071            0
    01/01/2011 to 12/31/2011.........  $11.35071    $ 9.78994            0
    01/01/2012 to 12/31/2012.........  $ 9.78994    $11.67181            0
    01/01/2013 to 12/31/2013.........  $11.67181    $13.76401            0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92992    $10.88554            0
    01/01/2011 to 12/31/2011.........  $10.88554    $ 9.42915            0
    01/01/2012 to 12/31/2012.........  $ 9.42915    $10.89693            0
    01/01/2013 to 12/31/2013.........  $10.89693    $12.89459            0
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00745    $10.68854            0
    01/01/2011 to 12/31/2011.........  $10.68854    $11.90458       14,281
    01/01/2012 to 12/31/2012.........  $11.90458    $12.90005          288
    01/01/2013 to 12/31/2013.........  $12.90005    $12.37098            0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97745    $10.96260            0
    01/01/2011 to 12/31/2011.........  $10.96260    $10.79671            0
    01/01/2012 to 12/31/2012.........  $10.79671    $12.14668            0
    01/01/2013 to 12/31/2013.........  $12.14668    $13.99021            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92257    $10.64573           0
    01/01/2011 to 12/31/2011.........  $10.64573    $ 9.57987           0
    01/01/2012 to 12/31/2012.........  $ 9.57987    $11.56766           0
    01/01/2013 to 12/31/2013.........  $11.56766    $13.21771           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.67601           0
    01/01/2011 to 12/31/2011.........  $10.67601    $10.59935       4,501
    01/01/2012 to 12/31/2012.........  $10.59935    $11.62407       6,308
    01/01/2013 to 12/31/2013.........  $11.62407    $12.78391       6,245
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97207    $10.86643           0
    01/01/2011 to 12/31/2011.........  $10.86643    $10.83453           0
    01/01/2012 to 12/31/2012.........  $10.83453    $12.36128           0
    01/01/2013 to 12/31/2013.........  $12.36128    $16.71205           0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97238    $10.64930           0
    01/01/2011 to 12/31/2011.........  $10.64930    $ 9.92890           0
    01/01/2012 to 12/31/2012.........  $ 9.92890    $11.13599           0
    01/01/2013 to 12/31/2013.........  $11.13599    $14.49699           0
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99120    $10.70730           0
    01/01/2011 to 12/31/2011.........  $10.70730    $10.16196           0
    01/01/2012 to 12/31/2012.........  $10.16196    $11.76503           0
    01/01/2013 to 12/31/2013.........  $11.76503    $16.29834           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99332    $11.40000         0
    01/01/2011 to 12/31/2011.........  $11.40000    $11.18871         0
    01/01/2012 to 12/31/2012.........  $11.18871    $12.44170         0
    01/01/2013 to 12/31/2013.........  $12.44170    $16.83537         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98939    $10.91189         0
    01/01/2011 to 12/31/2011.........  $10.91189    $11.90760         0
    01/01/2012 to 12/31/2012.........  $11.90760    $12.49382         0
    01/01/2013 to 12/31/2013.........  $12.49382    $12.12758         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98835    $10.98591         0
    01/01/2011 to 12/31/2011.........  $10.98591    $10.54081         0
    01/01/2012 to 12/31/2012.........  $10.54081    $12.85009         0
    01/01/2013 to 12/31/2013.........  $12.85009    $16.24526         0
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.96124         0
    01/01/2011 to 12/31/2011.........  $10.96124    $10.79266         0
    01/01/2012 to 12/31/2012.........  $10.79266    $12.51634         0
    01/01/2013 to 12/31/2013.........  $12.51634    $16.94807         0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99922    $10.22367         0
    01/01/2013 to 12/31/2013.........  $10.22367    $13.62064         0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98948    $11.59726         0
    01/01/2011 to 12/31/2011.........  $11.59726    $11.09078         0
    01/01/2012 to 12/31/2012.........  $11.09078    $13.00783         0
    01/01/2013 to 12/31/2013.........  $13.00783    $17.06073         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $ 9.92508         0
    01/01/2011 to 12/31/2011.........  $ 9.92508    $ 9.83349         0
    01/01/2012 to 12/31/2012.........  $ 9.83349    $ 9.74114         0
    01/01/2013 to 12/31/2013.........  $ 9.74114    $ 9.64930         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99177    $11.32772         0
    01/01/2011 to 12/31/2011.........  $11.32772    $10.94158         0
    01/01/2012 to 12/31/2012.........  $10.94158    $12.69388         0
    01/01/2013 to 12/31/2013.........  $12.69388    $17.85506         0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02913    $10.08311         0
    01/01/2012 to 12/31/2012.........  $10.08311    $10.47395         0
    01/01/2013 to 12/31/2013.........  $10.47395    $10.08067         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95951    $12.02297         0
    01/01/2011 to 12/31/2011.........  $12.02297    $12.10967         0
    01/01/2012 to 12/31/2012.........  $12.10967    $13.47989         0
    01/01/2013 to 12/31/2013.........  $13.47989    $17.70592         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97364    $11.52242         0
    01/01/2011 to 04/29/2011.........  $11.52242    $12.95407         0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99922    $10.37340         0
    01/01/2013 to 12/31/2013.........  $10.37340    $12.21824         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93969    $11.77208         0
    01/01/2011 to 12/31/2011.........  $11.77208    $ 9.29661         0
    01/01/2012 to 12/31/2012.........  $ 9.29661    $10.85922         0
    01/01/2013 to 12/31/2013.........  $10.85922    $10.78002         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00864    $10.16451         0
    01/01/2011 to 12/31/2011.........  $10.16451    $10.29417         0
    01/01/2012 to 12/31/2012.........  $10.29417    $10.67504         0
    01/01/2013 to 12/31/2013.........  $10.67504    $10.34375         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00756    $10.43950         0
    01/01/2011 to 12/31/2011.........  $10.43950    $10.66897         0
    01/01/2012 to 12/31/2012.........  $10.66897    $11.55266         0
    01/01/2013 to 12/31/2013.........  $11.55266    $11.23268         0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99018    $10.68492         0
    01/01/2011 to 12/31/2011.........  $10.68492    $10.68888         0
    01/01/2012 to 12/31/2012.........  $10.68888    $11.68568         0
    01/01/2013 to 12/31/2013.........  $11.68568    $12.64095         0
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01914    $10.08301         0
    01/01/2012 to 12/31/2012.........  $10.08301    $10.69725         0
    01/01/2013 to 12/31/2013.........  $10.69725    $10.35052         0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96421    $11.60405         0
    01/01/2011 to 12/31/2011.........  $11.60405    $10.77963         0
    01/01/2012 to 12/31/2012.........  $10.77963    $12.05674         0
    01/01/2013 to 12/31/2013.........  $12.05674    $13.97549         0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.98145         0
    01/01/2011 to 12/31/2011.........  $10.98145    $11.25331         0
    01/01/2012 to 12/31/2012.........  $11.25331    $13.24229         0
    01/01/2013 to 12/31/2013.........  $13.24229    $17.36985         0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99922    $ 8.94244         0
    01/01/2012 to 12/31/2012.........  $ 8.94244    $10.02297         0
    01/01/2013 to 12/31/2013.........  $10.02297    $12.15125         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98827    $10.87514        2,295
    01/01/2011 to 12/31/2011.........  $10.87514    $10.57625        1,826
    01/01/2012 to 12/31/2012.........  $10.57625    $11.55281        2,174
    01/01/2013 to 12/31/2013.........  $11.55281    $12.86651        2,155
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97847    $11.06420        4,306
    01/01/2011 to 12/31/2011.........  $11.06420    $10.69735        2,668
    01/01/2012 to 12/31/2012.........  $10.69735    $12.28062        3,645
    01/01/2013 to 12/31/2013.........  $12.28062    $14.36072        3,897
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98310    $10.85415        7,977
    01/01/2011 to 12/31/2011.........  $10.85415    $10.38766        4,974
    01/01/2012 to 12/31/2012.........  $10.38766    $11.43490       12,639
    01/01/2013 to 12/31/2013.........  $11.43490    $12.95717       12,528
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96160    $12.72234            0
    01/01/2011 to 12/31/2011.........  $12.72234    $12.47822            0
    01/01/2012 to 12/31/2012.........  $12.47822    $13.86461            0
    01/01/2013 to 12/31/2013.........  $13.86461    $18.56328            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96503    $11.56244            0
    01/01/2011 to 12/31/2011.........  $11.56244    $10.76829            0
    01/01/2012 to 12/31/2012.........  $10.76829    $12.60295            0
    01/01/2013 to 12/31/2013.........  $12.60295    $17.15207            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99291    $10.78182        6,182
    01/01/2011 to 12/31/2011.........  $10.78182    $10.89135        9,319
    01/01/2012 to 12/31/2012.........  $10.89135    $12.24386       12,023
    01/01/2013 to 12/31/2013.........  $12.24386    $14.16901       11,909

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98656    $10.62593           0
    01/01/2011 to 12/31/2011.........  $10.62593    $10.35260           0
    01/01/2012 to 12/31/2012.........  $10.35260    $12.02310           0
    01/01/2013 to 12/31/2013.........  $12.02310    $15.44402           0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97179    $11.22971           0
    01/01/2011 to 12/31/2011.........  $11.22971    $10.93449           0
    01/01/2012 to 12/31/2012.........  $10.93449    $12.73485           0
    01/01/2013 to 12/31/2013.........  $12.73485    $18.16723           0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.86047    $11.57217           0
    01/01/2011 to 12/31/2011.........  $11.57217    $ 9.75240           0
    01/01/2012 to 12/31/2012.........  $ 9.75240    $10.00908           0
    01/01/2013 to 12/31/2013.........  $10.00908    $11.43884           0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98090    $10.39720           0
    01/01/2011 to 12/31/2011.........  $10.39720    $10.72321           0
    01/01/2012 to 12/31/2012.........  $10.72321    $11.17634           0
    01/01/2013 to 12/31/2013.........  $11.17634    $10.65461           0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99922    $ 8.87961           0
    01/01/2012 to 12/31/2012.........  $ 8.87961    $ 9.76335           0
    01/01/2013 to 12/31/2013.........  $ 9.76335    $11.65334           0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99922    $10.48711           0
    01/01/2011 to 12/31/2011.........  $10.48711    $11.01329           0
    01/01/2012 to 12/31/2012.........  $11.01329    $11.76522           0
    01/01/2013 to 12/31/2013.........  $11.76522    $11.47952           0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97174    $10.72921       7,968
    01/01/2011 to 12/31/2011.........  $10.72921    $10.44984       4,968
    01/01/2012 to 09/21/2012.........  $10.44984    $11.76773           0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.03911    $11.09220           0
    01/01/2011 to 12/31/2011.........  $11.09220    $11.75014           0
    01/01/2012 to 12/31/2012.........  $11.75014    $12.90217           0
    01/01/2013 to 12/31/2013.........  $12.90217    $16.41563           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010.........  $10.02765    $11.29226         0
    01/01/2011 to 12/31/2011.........  $11.29226    $11.80028         0
    01/01/2012 to 12/31/2012.........  $11.80028    $14.27105         0
    01/01/2013 to 12/31/2013.........  $14.27105    $19.77123         0
 PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010.........  $ 9.98645    $10.25769         0
    01/01/2011 to 12/31/2011.........  $10.25769    $ 8.75509         0
    01/01/2012 to 12/31/2012.........  $ 8.75509    $10.81640         0
    01/01/2013 to 12/31/2013.........  $10.81640    $14.15029         0
 PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010.........  $10.04815    $ 9.91024         0
    01/01/2011 to 12/31/2011.........  $ 9.91024    $10.80885         0
    01/01/2012 to 12/31/2012.........  $10.80885    $12.56930         0
    01/01/2013 to 12/31/2013.........  $12.56930    $17.39964         0
 PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010.........  $10.00879    $11.46852         0
    01/01/2011 to 12/31/2011.........  $11.46852    $11.15696         0
    01/01/2012 to 12/31/2012.........  $11.15696    $12.79671         0
    01/01/2013 to 12/31/2013.........  $12.79671    $17.51568         0
 PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.98905    $11.00170         0
    01/01/2011 to 12/31/2011.........  $11.00170    $11.23841         0
    01/01/2012 to 12/31/2012.........  $11.23841    $12.54721         0
    01/01/2013 to 12/31/2013.........  $12.54721    $16.23921         0
 PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010.........  $10.01498    $10.72908         0
    01/01/2011 to 12/31/2011.........  $10.72908    $10.49133         0
    01/01/2012 to 12/31/2012.........  $10.49133    $11.99405         0
    01/01/2013 to 12/31/2013.........  $11.99405    $15.43140         0
 PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97494    $11.77124         0
    01/01/2011 to 12/31/2011.........  $11.77124    $11.32219         0
    01/01/2012 to 12/31/2012.........  $11.32219    $12.93942         0
    01/01/2013 to 12/31/2013.........  $12.93942    $16.72872         0
 PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98226    $11.14013         0
    01/01/2011 to 12/31/2011.........  $11.14013    $10.60142         0
    01/01/2012 to 12/31/2012.........  $10.60142    $12.23998         0
    01/01/2013 to 12/31/2013.........  $12.23998    $16.02260         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010.........  $ 9.96830    $11.60561         0
    01/01/2011 to 12/31/2011.........  $11.60561    $12.04148         0
    01/01/2012 to 12/31/2012.........  $12.04148    $13.97494         0
    01/01/2013 to 12/31/2013.........  $13.97494    $13.85499         0
 PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97448    $11.73558         0
    01/01/2011 to 12/31/2011.........  $11.73558    $11.77313         0
    01/01/2012 to 12/31/2012.........  $11.77313    $13.11674         0
    01/01/2013 to 12/31/2013.........  $13.11674    $18.24427         0
 PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98013    $11.09991         0
    01/01/2011 to 12/31/2011.........  $11.09991    $10.54364         0
    01/01/2012 to 12/31/2012.........  $10.54364    $12.13062         0
    01/01/2013 to 12/31/2013.........  $12.13062    $16.54219         0
 PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010.........  $10.04668    $12.22471         0
    01/01/2011 to 12/31/2011.........  $12.22471    $12.33495         0
    01/01/2012 to 12/31/2012.........  $12.33495    $14.23556         0
    01/01/2013 to 12/31/2013.........  $14.23556    $15.80210         0
 PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010.........  $10.03482    $10.82947         0
    01/01/2011 to 12/31/2011.........  $10.82947    $12.60486         0
    01/01/2012 to 12/31/2012.........  $12.60486    $12.50252         0
    01/01/2013 to 12/31/2013.........  $12.50252    $14.03242         0



* Denotes the start date of these sub-accounts

                       PREMIER RETIREMENT ADVISOR SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (1.15%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96834    $10.86547         0
    01/01/2011 to 12/31/2011.........  $10.86547    $10.45509         0
    01/01/2012 to 12/31/2012.........  $10.45509    $11.63358         0
    01/01/2013 to 12/31/2013.........  $11.63358    $12.64675         0
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97903    $10.97193         0
    01/01/2011 to 12/31/2011.........  $10.97193    $10.85807         0
    01/01/2012 to 12/31/2012.........  $10.85807    $12.19804         0
    01/01/2013 to 12/31/2013.........  $12.19804    $14.05416         0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00756    $10.86624         0
    01/01/2011 to 12/31/2011.........  $10.86624    $11.12490         0
    01/01/2012 to 05/04/2012.........  $11.12490    $12.10891         0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98930    $10.82352         0
    01/01/2011 to 12/31/2011.........  $10.82352    $10.56923         0
    01/01/2012 to 12/31/2012.........  $10.56923    $11.75098         0
    01/01/2013 to 12/31/2013.........  $11.75098    $13.66570         0
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99905    $ 9.19828         0
    01/01/2012 to 12/31/2012.........  $ 9.19828    $10.17405         0
    01/01/2013 to 12/31/2013.........  $10.17405    $11.14856         0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99905    $10.53657         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.65592         0
    01/01/2011 to 12/31/2011.........  $10.65592    $11.73508         0
    01/01/2012 to 12/31/2012.........  $11.73508    $12.19387         0
    01/01/2013 to 12/31/2013.........  $12.19387    $11.80555         0
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00775    $10.69906         0
    01/01/2011 to 12/31/2011.........  $10.69906    $12.01232         0
    01/01/2012 to 12/31/2012.........  $12.01232    $12.55293         0
    01/01/2013 to 12/31/2013.........  $12.55293    $12.01861         0
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.70199         0
    01/01/2011 to 12/31/2011.........  $10.70199    $12.26866         0
    01/01/2012 to 12/31/2012.........  $12.26866    $12.83811         0
    01/01/2013 to 12/31/2013.........  $12.83811    $12.07735         0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00987    $10.73290         0
    01/01/2011 to 12/31/2011.........  $10.73290    $12.59100         0
    01/01/2012 to 12/31/2012.........  $12.59100    $13.23258         0
    01/01/2013 to 12/31/2013.........  $13.23258    $12.22814         0
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00881    $10.83521         0
    01/01/2011 to 12/31/2011.........  $10.83521    $12.88495         0
    01/01/2012 to 12/31/2012.........  $12.88495    $13.60200         0
    01/01/2013 to 12/31/2013.........  $13.60200    $12.50437         0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99905    $12.09978         0
    01/01/2012 to 12/31/2012.........  $12.09978    $12.65985         0
    01/01/2013 to 12/31/2013.........  $12.65985    $11.29472         0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99874    $10.46794         0
    01/01/2013 to 12/31/2013.........  $10.46794    $ 9.29219         0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99937    $ 8.80746         0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97822    $10.90470         0
    01/01/2011 to 12/31/2011.........  $10.90470    $10.51778         0
    01/01/2012 to 12/31/2012.........  $10.51778    $11.82348         0
    01/01/2013 to 12/31/2013.........  $11.82348    $14.33822         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99905    $11.71377         0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96044    $11.86367         0
    01/01/2011 to 12/31/2011.........  $11.86367    $12.50029         0
    01/01/2012 to 12/31/2012.........  $12.50029    $14.25289         0
    01/01/2013 to 12/31/2013.........  $14.25289    $14.53052         0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99905    $ 9.72293         0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97238    $12.23862         0
    01/01/2011 to 12/31/2011.........  $12.23862    $10.51183         0
    01/01/2012 to 12/31/2012.........  $10.51183    $12.47665         0
    01/01/2013 to 12/31/2013.........  $12.47665    $17.36651         0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.95335         0
    01/01/2011 to 12/31/2011.........  $10.95335    $10.55983         0
    01/01/2012 to 12/31/2012.........  $10.55983    $11.86172         0
    01/01/2013 to 12/31/2013.........  $11.86172    $13.97945         0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97653    $11.08768         0
    01/01/2011 to 12/31/2011.........  $11.08768    $10.79540         0
    01/01/2012 to 12/31/2012.........  $10.79540    $11.80614         0
    01/01/2013 to 12/31/2013.........  $11.80614    $13.39299         0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99905    $10.78515         0
    01/01/2013 to 12/31/2013.........  $10.78515    $13.26998         0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99905    $10.85405         0
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97072    $11.62154         0
    01/01/2011 to 12/31/2011.........  $11.62154    $10.90914         0
    01/01/2012 to 12/31/2012.........  $10.90914    $13.67401         0
    01/01/2013 to 12/31/2013.........  $13.67401    $14.10446         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01905    $10.85217         0
    01/01/2011 to 12/31/2011.........  $10.85217    $10.30290         0
    01/01/2012 to 12/31/2012.........  $10.30290    $12.19727         0
    01/01/2013 to 12/31/2013.........  $12.19727    $15.64272         0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99230    $10.83646         0
    01/01/2011 to 12/31/2011.........  $10.83646    $10.12086         0
    01/01/2012 to 12/31/2012.........  $10.12086    $11.97195         0
    01/01/2013 to 12/31/2013.........  $11.97195    $15.80381         0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.02037    $11.49164         0
    01/01/2011 to 12/31/2011.........  $11.49164    $11.02149         0
    01/01/2012 to 12/31/2012.........  $11.02149    $13.03150         0
    01/01/2013 to 12/31/2013.........  $13.03150    $17.02843         0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98879    $10.77274         0
    01/01/2011 to 12/31/2011.........  $10.77274    $10.59499         0
    01/01/2012 to 12/31/2012.........  $10.59499    $11.53394         0
    01/01/2013 to 12/31/2013.........  $11.53394    $12.52103         0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96568    $11.56719         0
    01/01/2011 to 12/31/2011.........  $11.56719    $11.58326         0
    01/01/2012 to 12/31/2012.........  $11.58326    $13.24636         0
    01/01/2013 to 12/31/2013.........  $13.24636    $18.17619         0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98666    $10.73950         0
    01/01/2011 to 12/31/2011.........  $10.73950    $10.56389         0
    01/01/2012 to 12/31/2012.........  $10.56389    $11.84173         0
    01/01/2013 to 12/31/2013.........  $11.84173    $15.75902         0
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98502    $10.83462         0
    01/01/2011 to 12/31/2011.........  $10.83462    $11.04995         0
    01/01/2012 to 12/31/2012.........  $11.04995    $12.43827         0
    01/01/2013 to 12/31/2013.........  $12.43827    $13.17810         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92988    $11.33225         0
    01/01/2011 to 12/31/2011.........  $11.33225    $ 9.75440         0
    01/01/2012 to 12/31/2012.........  $ 9.75440    $11.60597         0
    01/01/2013 to 12/31/2013.........  $11.60597    $13.65878         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92975    $10.86787         0
    01/01/2011 to 12/31/2011.........  $10.86787    $ 9.39482         0
    01/01/2012 to 12/31/2012.........  $ 9.39482    $10.83551         0
    01/01/2013 to 12/31/2013.........  $10.83551    $12.79601         0
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00728    $10.67110         0
    01/01/2011 to 12/31/2011.........  $10.67110    $11.86115         0
    01/01/2012 to 12/31/2012.........  $11.86115    $12.82693         0
    01/01/2013 to 12/31/2013.........  $12.82693    $12.27587         0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97729    $10.94477         0
    01/01/2011 to 12/31/2011.........  $10.94477    $10.75741         0
    01/01/2012 to 12/31/2012.........  $10.75741    $12.07803         0
    01/01/2013 to 12/31/2013.........  $12.07803    $13.88302         0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92240    $10.62837         0
    01/01/2011 to 12/31/2011.........  $10.62837    $ 9.54499         0
    01/01/2012 to 12/31/2012.........  $ 9.54499    $11.50233         0
    01/01/2013 to 12/31/2013.........  $11.50233    $13.11657         0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.65870         0
    01/01/2011 to 12/31/2011.........  $10.65870    $10.56079         0
    01/01/2012 to 12/31/2012.........  $10.56079    $11.55833         0
    01/01/2013 to 12/31/2013.........  $11.55833    $12.68592         0
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97190    $10.84877         0
    01/01/2011 to 12/31/2011.........  $10.84877    $10.79513         0
    01/01/2012 to 12/31/2012.........  $10.79513    $12.29149         0
    01/01/2013 to 12/31/2013.........  $12.29149    $16.58412         0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97222    $10.63200         0
    01/01/2011 to 12/31/2011.........  $10.63200    $ 9.89273         0
    01/01/2012 to 12/31/2012.........  $ 9.89273    $11.07308         0
    01/01/2013 to 12/31/2013.........  $11.07308    $14.38600         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99104    $10.68988         0
    01/01/2011 to 12/31/2011.........  $10.68988    $10.12500         0
    01/01/2012 to 12/31/2012.........  $10.12500    $11.69859         0
    01/01/2013 to 12/31/2013.........  $11.69859    $16.17359         0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99315    $11.38144         0
    01/01/2011 to 12/31/2011.........  $11.38144    $11.14802         0
    01/01/2012 to 12/31/2012.........  $11.14802    $12.37144         0
    01/01/2013 to 12/31/2013.........  $12.37144    $16.70650         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98923    $10.89415         0
    01/01/2011 to 12/31/2011.........  $10.89415    $11.86428         0
    01/01/2012 to 12/31/2012.........  $11.86428    $12.42323         0
    01/01/2013 to 12/31/2013.........  $12.42323    $12.03486         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98818    $10.96792         0
    01/01/2011 to 12/31/2011.........  $10.96792    $10.50239         0
    01/01/2012 to 12/31/2012.........  $10.50239    $12.77725         0
    01/01/2013 to 12/31/2013.........  $12.77725    $16.12054         0
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.94338         0
    01/01/2011 to 12/31/2011.........  $10.94338    $10.75347         0
    01/01/2012 to 12/31/2012.........  $10.75347    $12.44574         0
    01/01/2013 to 12/31/2013.........  $12.44574    $16.81836         0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99905    $10.21609         0
    01/01/2013 to 12/31/2013.........  $10.21609    $13.58304         0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98931    $11.57841         0
    01/01/2011 to 12/31/2011.........  $11.57841    $11.05038         0
    01/01/2012 to 12/31/2012.........  $11.05038    $12.93427         0
    01/01/2013 to 12/31/2013.........  $12.93427    $16.93007         0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $ 9.90886         0
    01/01/2011 to 12/31/2011.........  $ 9.90886    $ 9.79661         0
    01/01/2012 to 12/31/2012.........  $ 9.79661    $ 9.68464         0
    01/01/2013 to 12/31/2013.........  $ 9.68464    $ 9.57324         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99160    $11.30935         0
    01/01/2011 to 12/31/2011.........  $11.30935    $10.90166         0
    01/01/2012 to 12/31/2012.........  $10.90166    $12.62201         0
    01/01/2013 to 12/31/2013.........  $12.62201    $17.71809         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02896    $10.07956         0
    01/01/2012 to 12/31/2012.........  $10.07956    $10.44909         0
    01/01/2013 to 12/31/2013.........  $10.44909    $10.03630         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95934    $12.00340         0
    01/01/2011 to 12/31/2011.........  $12.00340    $12.06564         0
    01/01/2012 to 12/31/2012.........  $12.06564    $13.40371         0
    01/01/2013 to 12/31/2013.........  $13.40371    $17.57028         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97347    $11.50364         0
    01/01/2011 to 04/29/2011.........  $11.50364    $12.92451         0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99905    $10.35923         0
    01/01/2013 to 12/31/2013.........  $10.35923    $12.17693         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93953    $11.75282         0
    01/01/2011 to 12/31/2011.........  $11.75282    $ 9.26276         0
    01/01/2012 to 12/31/2012.........  $ 9.26276    $10.79774         0
    01/01/2013 to 12/31/2013.........  $10.79774    $10.69737         0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00847    $10.14796         0
    01/01/2011 to 12/31/2011.........  $10.14796    $10.25692         0
    01/01/2012 to 12/31/2012.........  $10.25692    $10.61502         0
    01/01/2013 to 12/31/2013.........  $10.61502    $10.26460         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00740    $10.42253         0
    01/01/2011 to 12/31/2011.........  $10.42253    $10.63021         0
    01/01/2012 to 12/31/2012.........  $10.63021    $11.48752         0
    01/01/2013 to 12/31/2013.........  $11.48752    $11.14682         0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99002    $10.66767         0
    01/01/2011 to 12/31/2011.........  $10.66767    $10.65008         0
    01/01/2012 to 12/31/2012.........  $10.65008    $11.61963         0
    01/01/2013 to 12/31/2013.........  $11.61963    $12.54400         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01897    $10.07944         0
    01/01/2012 to 12/31/2012.........  $10.07944    $10.67182         0
    01/01/2013 to 12/31/2013.........  $10.67182    $10.30506         0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96404    $11.58513         0
    01/01/2011 to 12/31/2011.........  $11.58513    $10.74039         0
    01/01/2012 to 12/31/2012.........  $10.74039    $11.98863         0
    01/01/2013 to 12/31/2013.........  $11.98863    $13.86854         0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.96356         0
    01/01/2011 to 12/31/2011.........  $10.96356    $11.21239         0
    01/01/2012 to 12/31/2012.........  $11.21239    $13.16750         0
    01/01/2013 to 12/31/2013.........  $13.16750    $17.23682         0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99905    $ 8.93032         0
    01/01/2012 to 12/31/2012.........  $ 8.93032    $ 9.98908         0
    01/01/2013 to 12/31/2013.........  $ 9.98908    $12.08574         0
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98811    $10.85757         0
    01/01/2011 to 12/31/2011.........  $10.85757    $10.53795         0
    01/01/2012 to 12/31/2012.........  $10.53795    $11.48778         0
    01/01/2013 to 12/31/2013.........  $11.48778    $12.76825         0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97830    $11.04611         0
    01/01/2011 to 12/31/2011.........  $11.04611    $10.65841         0
    01/01/2012 to 12/31/2012.........  $10.65841    $12.21126         0
    01/01/2013 to 12/31/2013.........  $12.21126    $14.25085         0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98293    $10.83650         0
    01/01/2011 to 12/31/2011.........  $10.83650    $10.34990         0
    01/01/2012 to 12/31/2012.........  $10.34990    $11.37023         0
    01/01/2013 to 12/31/2013.........  $11.37023    $12.85801         0
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96143    $12.70164         0
    01/01/2011 to 12/31/2011.........  $12.70164    $12.43286         0
    01/01/2012 to 12/31/2012.........  $12.43286    $13.78615         0
    01/01/2013 to 12/31/2013.........  $13.78615    $18.42082         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96486    $11.54364         0
    01/01/2011 to 12/31/2011.........  $11.54364    $10.72901         0
    01/01/2012 to 12/31/2012.........  $10.72901    $12.53167         0
    01/01/2013 to 12/31/2013.........  $12.53167    $17.02058         0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99274    $10.76433         0
    01/01/2011 to 12/31/2011.........  $10.76433    $10.85172         0
    01/01/2012 to 12/31/2012.........  $10.85172    $12.17456         0
    01/01/2013 to 12/31/2013.........  $12.17456    $14.06039         0
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98639    $10.60859         0
    01/01/2011 to 12/31/2011.........  $10.60859    $10.31483         0
    01/01/2012 to 12/31/2012.........  $10.31483    $11.95505         0
    01/01/2013 to 12/31/2013.........  $11.95505    $15.32565         0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97163    $11.21140         0
    01/01/2011 to 12/31/2011.........  $11.21140    $10.89476         0
    01/01/2012 to 12/31/2012.........  $10.89476    $12.66291         0
    01/01/2013 to 12/31/2013.........  $12.66291    $18.02820         0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.86030    $11.55329         0
    01/01/2011 to 12/31/2011.........  $11.55329    $ 9.71679         0
    01/01/2012 to 12/31/2012.........  $ 9.71679    $ 9.95239         0
    01/01/2013 to 12/31/2013.........  $ 9.95239    $11.35107         0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98073    $10.38040         0
    01/01/2011 to 12/31/2011.........  $10.38040    $10.68438         0
    01/01/2012 to 12/31/2012.........  $10.68438    $11.11340         0
    01/01/2013 to 12/31/2013.........  $11.11340    $10.57331         0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99905    $ 8.86748         0
    01/01/2012 to 12/31/2012.........  $ 8.86748    $ 9.73021         0
    01/01/2013 to 12/31/2013.........  $ 9.73021    $11.59037         0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99905    $10.46997         0
    01/01/2011 to 12/31/2011.........  $10.46997    $10.97316         0
    01/01/2012 to 12/31/2012.........  $10.97316    $11.69864         0
    01/01/2013 to 12/31/2013.........  $11.69864    $11.39161         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97158    $10.71172         0
    01/01/2011 to 12/31/2011.........  $10.71172    $10.41178         0
    01/01/2012 to 09/21/2012.........  $10.41178    $11.70778         0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.03895    $11.07411         0
    01/01/2011 to 12/31/2011.........  $11.07411    $11.70732         0
    01/01/2012 to 12/31/2012.........  $11.70732    $12.82914         0
    01/01/2013 to 12/31/2013.........  $12.82914    $16.28978         0
 PROFUND VP CONSUMER SERVICES
    03/15/2010 to 12/31/2010.........  $10.02749    $11.27375         0
    01/01/2011 to 12/31/2011.........  $11.27375    $11.75718         0
    01/01/2012 to 12/31/2012.........  $11.75718    $14.19014         0
    01/01/2013 to 12/31/2013.........  $14.19014    $19.61942         0
 PROFUND VP FINANCIALS
    03/15/2010 to 12/31/2010.........  $ 9.98629    $10.24101         0
    01/01/2011 to 12/31/2011.........  $10.24101    $ 8.72308         0
    01/01/2012 to 12/31/2012.........  $ 8.72308    $10.75503         0
    01/01/2013 to 12/31/2013.........  $10.75503    $14.04161         0
 PROFUND VP HEALTH CARE
    03/15/2010 to 12/31/2010.........  $10.04798    $ 9.89417         0
    01/01/2011 to 12/31/2011.........  $ 9.89417    $10.76956         0
    01/01/2012 to 12/31/2012.........  $10.76956    $12.49835         0
    01/01/2013 to 12/31/2013.........  $12.49835    $17.26662         0
 PROFUND VP INDUSTRIALS
    03/15/2010 to 12/31/2010.........  $10.00863    $11.44999         0
    01/01/2011 to 12/31/2011.........  $11.44999    $11.11645         0
    01/01/2012 to 12/31/2012.........  $11.11645    $12.72450         0
    01/01/2013 to 12/31/2013.........  $12.72450    $17.38164         0
 PROFUND VP LARGE-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.98888    $10.98390         0
    01/01/2011 to 12/31/2011.........  $10.98390    $11.19748         0
    01/01/2012 to 12/31/2012.........  $11.19748    $12.47620         0
    01/01/2013 to 12/31/2013.........  $12.47620    $16.11457         0
 PROFUND VP LARGE-CAP VALUE
    03/15/2010 to 12/31/2010.........  $10.01482    $10.71163         0
    01/01/2011 to 12/31/2011.........  $10.71163    $10.45313         0
    01/01/2012 to 12/31/2012.........  $10.45313    $11.92620         0
    01/01/2013 to 12/31/2013.........  $11.92620    $15.31299         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP MID-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97478    $11.75206         0
    01/01/2011 to 12/31/2011.........  $11.75206    $11.28093         0
    01/01/2012 to 12/31/2012.........  $11.28093    $12.86616         0
    01/01/2013 to 12/31/2013.........  $12.86616    $16.60047         0
 PROFUND VP MID-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.98209    $11.12204         0
    01/01/2011 to 12/31/2011.........  $11.12204    $10.56290         0
    01/01/2012 to 12/31/2012.........  $10.56290    $12.17080         0
    01/01/2013 to 12/31/2013.........  $12.17080    $15.89987         0
 PROFUND VP REAL ESTATE
    03/15/2010 to 12/31/2010.........  $ 9.96814    $11.58683         0
    01/01/2011 to 12/31/2011.........  $11.58683    $11.99783         0
    01/01/2012 to 12/31/2012.........  $11.99783    $13.89627         0
    01/01/2013 to 12/31/2013.........  $13.89627    $13.74921         0
 PROFUND VP SMALL-CAP GROWTH
    03/15/2010 to 12/31/2010.........  $ 9.97432    $11.71647         0
    01/01/2011 to 12/31/2011.........  $11.71647    $11.73036         0
    01/01/2012 to 12/31/2012.........  $11.73036    $13.04264         0
    01/01/2013 to 12/31/2013.........  $13.04264    $18.10460         0
 PROFUND VP SMALL-CAP VALUE
    03/15/2010 to 12/31/2010.........  $ 9.97996    $11.08182         0
    01/01/2011 to 12/31/2011.........  $11.08182    $10.50507         0
    01/01/2012 to 12/31/2012.........  $10.50507    $12.06183         0
    01/01/2013 to 12/31/2013.........  $12.06183    $16.41524         0
 PROFUND VP TELECOMMUNICATIONS
    03/15/2010 to 12/31/2010.........  $10.04652    $12.20493         0
    01/01/2011 to 12/31/2011.........  $12.20493    $12.29011         0
    01/01/2012 to 12/31/2012.........  $12.29011    $14.15517         0
    01/01/2013 to 12/31/2013.........  $14.15517    $15.68109         0
 PROFUND VP UTILITIES
    03/15/2010 to 12/31/2010.........  $10.03465    $10.81182         0
    01/01/2011 to 12/31/2011.........  $10.81182    $12.55899         0
    01/01/2012 to 12/31/2012.........  $12.55899    $12.43183         0
    01/01/2013 to 12/31/2013.........  $12.43183    $13.92490         0



* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                             PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                            ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at
   fair value.............................. $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            -----------    -----------       -----------    -----------   -----------
  Net Assets............................... $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units....................... $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            -----------    -----------       -----------    -----------   -----------
                                            $14,204,330    $22,652,606       $22,928,791    $31,308,155   $20,420,658
                                            ===========    ===========       ===========    ===========   ===========

  Units outstanding........................  11,766,880      9,448,011         8,359,496     10,703,453     5,209,281
                                            ===========    ===========       ===========    ===========   ===========

  Portfolio shares held....................   1,420,433      2,057,457           640,290      1,301,794     3,860,238
  Portfolio net asset value per share...... $     10.00    $     11.01       $     35.81    $     24.05   $      5.29
  Investment in portfolio shares,
   at cost................................. $14,204,330    $22,879,968       $17,319,732    $25,091,674   $20,483,911

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                             PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                            ------------ ---------------- ----------------- -----------  --------------
                                             01/01/2013     01/01/2013       01/01/2013      01/01/2013    01/01/2013
                                                 TO             TO               TO              TO            TO
                                             12/31/2013     12/31/2013       12/31/2013      12/31/2013    12/31/2013
                                            ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income.......................... $       243    $   952,677       $         0    $         0   $ 1,335,169
                                            -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     208,337        336,641           308,180        446,986       308,683
                                            -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)...............    (208,094)       616,036          (308,180)      (446,986)    1,026,486
                                            -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0        678,509                 0              0             0
  Realized gain (loss) on shares
   redeemed................................           0         91,016           577,503        684,335        26,504
  Net change in unrealized gain (loss) on
   investments.............................           0     (1,892,458)        5,696,969      7,995,831       113,048
                                            -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................           0     (1,122,933)        6,274,472      8,680,166       139,552
                                            -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $  (208,094)   $  (506,897)      $ 5,966,292    $ 8,233,180   $ 1,166,038
                                            ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                                                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                   JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND         SHARES
---------------- ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------
  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------
  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------
  $26,062,075       $6,316,452    $28,557,779    $5,373,792      $2,038,608     $7,605,565      $10,327,630       $5,677,300
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

   10,276,280        2,833,505     10,176,462     1,262,743       1,222,472      2,490,388        4,046,112        2,491,991
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

      554,276          253,571        768,715       205,420         129,682        267,331          268,739          166,003
  $     47.02       $    24.91    $     37.15    $    26.16      $    15.72     $    28.45      $     38.43       $    34.20
  $18,288,072       $4,877,477    $17,714,178    $3,420,271      $1,754,516     $5,334,568      $ 6,651,400       $4,308,839

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                                                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                   JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND         SHARES
---------------- ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------
   01/01/2013       01/01/2013     01/01/2013    01/01/2013      01/01/2013     01/01/2013      01/01/2013        01/01/2013
       TO               TO             TO            TO              TO             TO              TO                TO
   12/31/2013       12/31/2013     12/31/2013    12/31/2013      12/31/2013     12/31/2013      12/31/2013        12/31/2013
---------------- ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------
  $         0       $        0    $         0    $        0      $   16,752     $  110,345      $   137,097       $   40,921
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

      354,273           85,768        366,288        69,741          27,193        100,010          137,554           74,064
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

     (354,273)         (85,768)      (366,288)      (69,741)        (10,441)        10,335             (457)         (33,143)
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

            0                0              0             0               0              0                0                0
    1,058,361          105,848      1,030,399       279,637          14,533        194,438          405,745          113,667
    5,763,442        1,335,550      7,252,782     1,436,294         225,814      1,541,575        1,971,625        1,261,164
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

    6,821,803        1,441,398      8,283,181     1,715,931         240,347      1,736,013        2,377,370        1,374,831
  -----------       ----------    -----------    ----------      ----------     ----------      -----------       ----------

  $ 6,467,530       $1,355,630    $ 7,916,893    $1,646,190      $  229,906     $1,746,348      $ 2,376,913       $1,341,688
  ===========       ==========    ===========    ==========      ==========     ==========      ===========       ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                JANUS ASPEN                                          FTVIP FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH                     GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -        VP     SECURITIES FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND      CLASS 2
                                               ------------- ------------- ------------- ---------- -----------------
ASSETS
  Investment in the portfolios, at fair value.  $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ----------    ----------    ----------   ----------    ----------
  Net Assets..................................  $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ==========    ==========    ==========   ==========    ==========

NET ASSETS, representing:
  Accumulation units..........................  $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ----------    ----------    ----------   ----------    ----------
                                                $8,387,039    $1,824,091    $7,154,016   $2,610,839    $3,444,775
                                                ==========    ==========    ==========   ==========    ==========

  Units outstanding...........................   2,205,642       743,917     2,769,025      903,877     1,310,827
                                                ==========    ==========    ==========   ==========    ==========

  Portfolio shares held.......................     199,596        63,469       183,108      308,975       126,833
  Portfolio net asset value per share.........  $    42.02    $    28.74    $    39.07   $     8.45    $    27.16
  Investment in portfolio shares, at cost.....  $6,579,622    $1,122,973    $4,382,458   $2,047,110    $2,659,075

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                JANUS ASPEN                                          FTVIP FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH                     GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -        VP     SECURITIES FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND      CLASS 2
                                               ------------- ------------- ------------- ---------- -----------------
                                                01/01/2013    01/01/2013    01/01/2013   01/01/2013    01/01/2013
                                                    TO            TO            TO           TO            TO
                                                12/31/2013    12/31/2013    12/31/2013   12/31/2013    12/31/2013
                                               ------------- ------------- ------------- ---------- -----------------
INVESTMENT INCOME
  Dividend income.............................  $  260,796    $    5,568    $   15,276   $   41,746    $        0
                                                ----------    ----------    ----------   ----------    ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and
   for administration.........................     115,150        24,147        90,815       35,584        42,789
                                                ----------    ----------    ----------   ----------    ----------

NET INVESTMENT INCOME (LOSS)..................     145,646       (18,579)      (75,539)       6,162       (42,789)
                                                ----------    ----------    ----------   ----------    ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           0         4,150        48,389            0       198,565
  Realized gain (loss) on shares redeemed.....     248,842        88,943       311,670       78,519        45,525
  Net change in unrealized gain (loss)
   on investments.............................     640,322       382,948     1,679,985      576,005       745,862
                                                ----------    ----------    ----------   ----------    ----------

NET GAIN (LOSS) ON INVESTMENTS................     889,164       476,041     2,040,044      654,524       989,952
                                                ----------    ----------    ----------   ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..................  $1,034,810    $  457,462    $1,964,505   $  660,686    $  947,163
                                                ==========    ==========    ==========   ==========    ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL SP
                            ALLIANCEBERNSTEIN  PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                    LARGE CAP       SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B       PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- ---------------
  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------
  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========

  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------
  $4,449,868    $2,325,688      $672,485      $10,544,560       $451,482        $9,282,709    $2,575,957     $2,221,797
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========

   1,916,565     1,528,138       730,835        3,976,807        307,824         3,313,145     1,570,179      1,220,191
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========

     215,073       172,529        16,158          559,987         13,381           857,129       408,882        279,471
  $    20.69    $    13.48      $  41.62      $     18.83       $  33.74        $    10.83    $     6.30     $     7.95
  $2,931,210    $1,941,461      $482,508      $ 6,993,042       $276,394        $6,204,906    $2,533,693     $2,256,432

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL SP
                            ALLIANCEBERNSTEIN  PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                    LARGE CAP       SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B       PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- ---------------
  01/01/2013    01/01/2013     01/01/2013      01/01/2013      01/01/2013       01/01/2013    01/01/2013     01/01/2013
      TO            TO             TO              TO              TO               TO            TO             TO
  12/31/2013    12/31/2013     12/31/2013      12/31/2013      12/31/2013       12/31/2013    12/31/2013     12/31/2013
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- ---------------
  $        0    $   18,509      $      0      $         0       $  2,677        $        0    $        0     $        0
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

      58,510        31,603         7,812          152,315          6,466           138,169        39,853         35,307
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

     (58,510)      (13,094)       (7,812)        (152,315)        (3,789)         (138,169)      (39,853)       (35,307)
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

           0       156,532             0                0              0                 0             0              0
     163,492        63,545        17,254          436,282         15,571           365,388       (55,714)       (83,348)
     930,064       413,009       162,443        2,681,351         89,965         1,858,230       496,220        495,159
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

   1,093,556       633,086       179,697        3,117,633        105,536         2,223,618       440,506        411,811
  ----------    ----------      --------      -----------       --------        ----------    ----------     ----------

  $1,035,046    $  619,992      $171,885      $ 2,965,318       $101,747        $2,085,449    $  400,653     $  376,504
  ==========    ==========      ========      ===========       ========        ==========    ==========     ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST         AST SCHRODERS                 AST J.P. MORGAN
                                          GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                            LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                         VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                         --------------- ----------------- ------------- --------------- ---------------
ASSETS
  Investment in the portfolios, at
   fair value...........................   $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           -----------     ------------     -----------   ------------     -----------
  Net Assets............................   $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           ===========     ============     ===========   ============     ===========

NET ASSETS, representing:
  Accumulation units....................   $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           -----------     ------------     -----------   ------------     -----------
                                           $21,850,362     $201,708,284     $20,164,014   $173,480,823     $15,533,403
                                           ===========     ============     ===========   ============     ===========

  Units outstanding.....................     1,473,551       15,988,008       1,426,594     13,920,320       1,020,592
                                           ===========     ============     ===========   ============     ===========

  Portfolio shares held.................       928,617       12,758,272       2,663,674     11,120,566       1,210,710
  Portfolio net asset value per share...   $     23.53     $      15.81     $      7.57   $      15.60     $     12.83
  Investment in portfolio shares,
   at cost..............................   $15,715,582     $170,944,946     $18,703,768   $147,883,029     $11,265,804

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST         AST SCHRODERS                 AST J.P. MORGAN
                                          GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                            LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                         VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                         --------------- ----------------- ------------- --------------- ---------------
                                           01/01/2013       01/01/2013      01/01/2013     01/01/2013      01/01/2013
                                               TO               TO              TO             TO              TO
                                           12/31/2013       12/31/2013      12/31/2013     12/31/2013      12/31/2013
                                         --------------- ----------------- ------------- --------------- ---------------
INVESTMENT INCOME
  Dividend income.......................   $         0     $          0     $         0   $          0     $         0
                                           -----------     ------------     -----------   ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration..........       298,048        3,090,696         342,470      2,658,596         260,391
                                           -----------     ------------     -----------   ------------     -----------

NET INVESTMENT INCOME (LOSS)............      (298,048)      (3,090,696)       (342,470)    (2,658,596)       (260,391)
                                           -----------     ------------     -----------   ------------     -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received..             0                0               0              0               0
  Realized gain (loss) on shares
   redeemed.............................       752,607        2,368,659         613,831      2,191,097       1,168,103
  Net change in unrealized gain (loss)
   on investments.......................     4,512,689       22,209,455        (153,598)    14,665,102       3,377,850
                                           -----------     ------------     -----------   ------------     -----------

NET GAIN (LOSS) ON
   INVESTMENTS..........................     5,265,296       24,578,114         460,233     16,856,199       4,545,953
                                           -----------     ------------     -----------   ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........................   $ 4,967,248     $ 21,487,418     $   117,763   $ 14,197,603     $ 4,285,562
                                           ===========     ============     ===========   ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                                  AST GOLDMAN
                AST FEDERATED                                        SACHS         AST GOLDMAN
AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
  PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
-------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 -----------     -----------      -----------     -----------     -----------      -----------      -----------
 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 -----------     -----------      -----------     -----------     -----------      -----------      -----------
 $25,819,728     $19,714,825      $12,997,424     $12,107,097     $20,906,731      $31,746,685      $26,788,007
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

   1,970,933       1,194,383          796,298         737,739       1,358,734        1,871,453        1,822,993
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

   3,144,912       1,453,896          731,425         590,590         514,184        4,574,450        1,348,842
 $      8.21     $     13.56      $     17.77     $     20.50     $     40.66      $      6.94      $     19.86

 $23,459,980     $13,855,693      $ 9,325,868     $ 8,459,959     $15,102,376      $24,294,849      $20,531,343


                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                                  AST GOLDMAN
                AST FEDERATED                                        SACHS         AST GOLDMAN
AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
  PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
-------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  01/01/2013      01/01/2013      01/01/2013      01/01/2013       01/01/2013       01/01/2013      01/01/2013
      TO              TO              TO              TO               TO               TO              TO
  12/31/2013      12/31/2013      12/31/2013      12/31/2013       12/31/2013       12/31/2013      12/31/2013
-------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
 $         0     $         0      $         0     $         0     $         0      $         0      $         0
 -----------     -----------      -----------     -----------     -----------      -----------      -----------



     392,804         285,016          200,919         187,405         306,493          456,552          307,472
 -----------     -----------      -----------     -----------     -----------      -----------      -----------
    (392,804)       (285,016)        (200,919)       (187,405)       (306,493)        (456,552)        (307,472)
 -----------     -----------      -----------     -----------     -----------      -----------      -----------

           0               0                0               0               0                0                0

     352,138         862,235          618,787         692,151         850,121          828,726          673,220

   1,278,022       4,951,263        2,570,168       2,632,774       4,023,859        6,670,050        5,875,673
 -----------     -----------      -----------     -----------     -----------      -----------      -----------


   1,630,160       5,813,498        3,188,955       3,324,925       4,873,980        7,498,776        6,548,893
 -----------     -----------      -----------     -----------     -----------      -----------      -----------



 $ 1,237,356     $ 5,528,482      $ 2,988,036     $ 3,137,520     $ 4,567,487      $ 7,042,224      $ 6,241,421
 ===========     ===========      ===========     ===========     ===========      ===========      ===========

----------------

AST LORD ABBETT
   CORE FIXED
INCOME PORTFOLIO
----------------
  $37,729,246
  -----------
  $37,729,246
  ===========

  $37,729,246
  -----------
  $37,729,246
  ===========

    3,207,037
  ===========

    3,347,759
  $     11.27

  $37,513,999



----------------

AST LORD ABBETT
   CORE FIXED
INCOME PORTFOLIO
----------------
   01/01/2013
       TO
   12/31/2013
----------------
  $         0
  -----------



      632,980
  -----------
     (632,980)
  -----------

            0

      136,672

     (977,190)
  -----------


     (840,518)
  -----------



  $(1,473,498)
  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST                                        AST NEUBERGER
                                          LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                            LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                         GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                         ---------------- -------------- ---------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at
   fair value...........................   $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           -----------     -----------     -----------     -----------    -----------
  Net Assets............................   $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           ===========     ===========     ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units....................   $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           -----------     -----------     -----------     -----------    -----------
                                           $34,849,829     $14,885,392     $23,893,297     $24,541,417    $18,000,497
                                           ===========     ===========     ===========     ===========    ===========

  Units outstanding.....................     2,198,980         919,617       1,419,936       1,439,394      1,729,316
                                           ===========     ===========     ===========     ===========    ===========

  Portfolio shares held.................     1,194,305         974,813         738,131       1,019,585      1,739,178
  Portfolio net asset value per share...   $     29.18     $     15.27     $     32.37     $     24.07    $     10.35
  Investment in portfolio shares,
   at cost..............................   $24,563,100     $10,417,804     $17,445,919     $17,156,960    $18,381,056

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                               AST                                        AST NEUBERGER
                                          LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                            LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                         GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                         ---------------- -------------- ---------------- ------------- ----------------
                                            01/01/2013      01/01/2013      01/01/2013     01/01/2013      01/01/2013
                                                TO              TO              TO             TO              TO
                                            12/31/2013      12/31/2013      12/31/2013     12/31/2013      12/31/2013
                                         ---------------- -------------- ---------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.......................   $         0     $         0     $         0     $         0    $         0
                                           -----------     -----------     -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration..........       534,455         216,653         348,010         347,239        325,084
                                           -----------     -----------     -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)............      (534,455)       (216,653)       (348,010)       (347,239)      (325,084)
                                           -----------     -----------     -----------     -----------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received..             0               0               0               0              0
  Realized gain (loss) on shares
   redeemed.............................     1,691,427         585,552         950,826       1,207,100        (88,302)
  Net change in unrealized gain (loss)
   on investments.......................     8,217,224       3,438,459       4,995,017       5,754,599       (354,904)
                                           -----------     -----------     -----------     -----------    -----------

NET GAIN (LOSS) ON
   INVESTMENTS..........................     9,908,651       4,024,011       5,945,843       6,961,699       (443,206)
                                           -----------     -----------     -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...........................   $ 9,374,196     $ 3,807,358     $ 5,597,833     $ 6,614,460    $  (768,290)
                                           ===========     ===========     ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------

$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------
$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------
$27,730,999    $10,685,844   $32,012,489  $752,863,432    $21,372,583      $24,368,392      $16,325,810      $78,530,007
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

  1,935,981        652,161     2,808,837    55,047,148      1,354,256        1,940,967        1,539,635        6,836,421
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

  2,250,893        593,328     1,408,381    33,790,998      1,410,732          951,519        1,515,860        6,549,625
$     12.32    $     18.01   $     22.73  $      22.28    $     15.15      $     25.61      $     10.77      $     11.99

$20,748,031    $ 8,020,811   $28,425,649  $611,488,622    $15,697,647      $19,536,675      $16,700,207      $66,568,982


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
 01/01/2013     01/01/2013   01/01/2013    01/01/2013      01/01/2013       01/01/2013       01/01/2013       01/01/2013
     TO             TO           TO            TO              TO               TO               TO               TO
 12/31/2013     12/31/2013   12/31/2013    12/31/2013      12/31/2013       12/31/2013       12/31/2013       12/31/2013
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------

$         0    $         0   $         0  $          0    $         0      $         0      $         0      $         0
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------



    403,302        150,373       520,298    10,688,658        294,350          362,330          260,564          931,976
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------

   (403,302)      (150,373)     (520,298)  (10,688,658)      (294,350)        (362,330)        (260,564)        (931,976)
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------

          0              0             0             0              0                0                0                0

  1,262,313        409,303       283,611     5,751,750        670,394          550,579         (210,653)       1,124,556

  5,071,710      2,084,439     3,963,930    96,664,597      3,745,282        2,539,203         (525,095)       9,531,142
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------


  6,334,023      2,493,742     4,247,541   102,416,347      4,415,676        3,089,782         (735,748)      10,655,698
-----------    -----------   -----------  ------------    -----------      -----------      -----------      -----------

$ 5,930,721    $ 2,343,369   $ 3,727,243  $ 91,727,689    $ 4,121,326      $ 2,727,452      $  (996,312)     $ 9,723,722
===========    ===========   ===========  ============    ===========      ===========      ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                           AST ACADEMIC                    AST        AST FIRST
                                             AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION     TRUST
                                             GROWTH ASSET     ASSET         ASSET         ASSET        BALANCED
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION      TARGET
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ------------  ------------  ------------  ------------  ------------
  Net Assets................................ $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units........................ $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ------------  ------------  ------------  ------------  ------------
                                             $491,952,211  $391,355,542  $670,128,514  $473,774,639  $324,399,029
                                             ============  ============  ============  ============  ============

  Units outstanding.........................   35,937,225    32,209,040    50,339,495    38,187,058    25,294,272
                                             ============  ============  ============  ============  ============

  Portfolio shares held.....................   35,114,362    31,134,092    48,560,037    36,001,112    27,631,945
  Portfolio net asset value per share....... $      14.01  $      12.57  $      13.80  $      13.16  $      11.74
  Investment in portfolio shares, at cost... $385,749,383  $334,687,975  $540,049,913  $418,893,924  $271,585,393

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                           AST ACADEMIC                    AST        AST FIRST
                                             AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION     TRUST
                                             GROWTH ASSET     ASSET         ASSET         ASSET        BALANCED
                                              ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION      TARGET
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ------------  ------------  ------------  ------------  ------------
                                              01/01/2013    01/01/2013    01/01/2013    01/01/2013    01/01/2013
                                                  TO            TO            TO            TO            TO
                                              12/31/2013    12/31/2013    12/31/2013    12/31/2013    12/31/2013
                                             ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income........................... $          0  $          0  $          0  $          0  $          0
                                             ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    7,120,159     6,539,111    10,010,512     7,639,222     4,770,297
                                             ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)................   (7,120,159)   (6,539,111)  (10,010,512)   (7,639,222)   (4,770,297)
                                             ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.................................    5,584,269     6,048,476     8,689,343     4,893,458     2,332,439
  Net change in unrealized gain (loss)
   on investments...........................   79,579,544    28,289,361    89,512,333    35,190,164    37,476,414
                                             ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS..............   85,163,813    34,337,837    98,201,676    40,083,622    39,808,853
                                             ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ 78,043,654  $ 27,798,726  $ 88,191,164  $ 32,444,400  $ 35,038,556
                                             ============  ============  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $309,203,559   $545,108,018  $53,672,392  $17,661,148  $19,844,028   $242,502,406   $8,991,889    $17,591,175
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   23,646,310     40,149,079    3,039,941    1,860,530    1,115,396     21,554,652      729,156      1,395,954
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   25,853,140     38,715,058    2,604,192   17,661,148      647,863     19,731,685      490,021      1,245,834
 $      11.96   $      14.08  $     20.61  $      1.00  $     30.63   $      12.29   $    18.35    $     14.12
 $258,562,126   $447,162,326  $36,313,692  $17,661,148  $14,290,906   $239,302,702   $7,315,401    $13,921,761

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
  01/01/2013     01/01/2013   01/01/2013    01/01/2013   01/01/2013    01/01/2013    01/01/2013    01/01/2013
      TO             TO           TO            TO           TO            TO            TO            TO
  12/31/2013     12/31/2013   12/31/2013    12/31/2013   12/31/2013    12/31/2013    12/31/2013    12/31/2013
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
 $          0   $          0  $         0  $         0  $         0   $          0   $        0    $         0
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

    4,413,517      7,637,609      768,137      302,825      286,035      4,096,261      138,194        242,163
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   (4,413,517)    (7,637,609)    (768,137)    (302,825)    (286,035)    (4,096,261)    (138,194)      (242,163)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

            0              0            0            0            0              0            0              0
    3,858,206      3,542,645    2,345,813            0      844,672        805,216      200,371        310,553
   37,720,015     67,644,863   14,164,820            0    4,141,780     (5,685,141)   1,205,870      2,412,006
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   41,578,221     71,187,508   16,510,633            0    4,986,452     (4,879,925)   1,406,241      2,722,559
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

 $ 37,164,704   $ 63,549,899  $15,742,496  $  (302,825) $ 4,700,417   $ (8,976,186)  $1,268,047    $ 2,480,396
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                             ------------------------------------------------------------------------
                                                 NVIT     AST INVESTMENT   AST WESTERN
                                              DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                             MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                             ------------ -------------- --------------- -------------- --------------
ASSETS
  Investment in the portfolios, at
   fair value...............................   $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               --------    -----------     -----------    -----------     ----------
  Net Assets................................   $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               ========    ===========     ===========    ===========     ==========

NET ASSETS, representing:
  Accumulation units........................   $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               --------    -----------     -----------    -----------     ----------
                                               $691,509    $45,742,802     $50,085,108    $21,676,106     $1,846,181
                                               ========    ===========     ===========    ===========     ==========

  Units outstanding.........................     46,761      3,597,565       4,455,818      1,882,925        158,569
                                               ========    ===========     ===========    ===========     ==========

  Portfolio shares held.....................    110,819      7,158,498       4,742,908      1,803,337        187,430
  Portfolio net asset value per share.......   $   6.24    $      6.39     $     10.56    $     12.02     $     9.85
  Investment in portfolio shares, at cost...   $836,608    $45,456,857     $50,216,589    $21,372,169     $1,892,516

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                             ------------------------------------------------------------------------
                                                 NVIT     AST INVESTMENT   AST WESTERN
                                              DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                             MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                             ------------ -------------- --------------- -------------- --------------
                                              01/01/2013    01/01/2013     01/01/2013      01/01/2013     01/01/2013
                                                  TO            TO             TO              TO             TO
                                              12/31/2013    12/31/2013     12/31/2013      12/31/2013     12/31/2013
                                             ------------ -------------- --------------- -------------- --------------
INVESTMENT INCOME
  Dividend income...........................   $  5,525    $         0     $         0    $         0     $        0
                                               --------    -----------     -----------    -----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      9,565      1,591,578         848,345        509,023         46,192
                                               --------    -----------     -----------    -----------     ----------

NET INVESTMENT INCOME (LOSS)................     (4,040)    (1,591,578)       (848,345)      (509,023)       (46,192)
                                               --------    -----------     -----------    -----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......          0              0               0              0              0
  Realized gain (loss) on shares
   redeemed.................................    (87,079)     3,890,220         (55,128)       345,160        (46,769)
  Net change in unrealized gain (loss)
   on investments...........................     75,349     (4,557,529)       (750,153)      (932,637)       (42,526)
                                               --------    -----------     -----------    -----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............    (11,730)      (667,309)       (805,281)      (587,477)       (89,295)
                                               --------    -----------     -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $(15,770)   $(2,258,887)    $(1,653,626)   $(1,096,500)    $ (135,487)
                                               ========    ===========     ===========    ===========     ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
==========      ===========      ===========    ============   ============   ============    ============     ============

$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$8,308,043      $28,799,844      $28,051,971    $258,398,168   $310,506,497   $161,360,620    $174,100,353     $188,037,914
==========      ===========      ===========    ============   ============   ============    ============     ============

   613,744        2,763,267        1,579,151      18,973,941     25,217,742     12,110,019      14,492,570       13,957,675
==========      ===========      ===========    ============   ============   ============    ============     ============

   844,313        3,210,685        1,668,767      18,457,012     27,024,064     12,836,963      14,969,936       14,935,498
$     9.84      $      8.97      $     16.81    $      14.00   $      11.49   $      12.57    $      11.63     $      12.59
$7,425,712      $27,549,490      $19,263,908    $209,869,482   $270,001,883   $133,855,029    $154,388,305     $154,036,567

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
01/01/2013       01/01/2013      01/01/2013      01/01/2013     01/01/2013     01/01/2013      01/01/2013       01/01/2013
    TO               TO              TO              TO             TO             TO              TO               TO
12/31/2013       12/31/2013      12/31/2013      12/31/2013     12/31/2013     12/31/2013      12/31/2013       12/31/2013
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$        0      $         0      $         0    $          0   $          0   $          0    $          0     $          0
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

   135,962          449,778          409,270       3,656,860      4,392,593      2,247,596       2,497,869        2,589,910
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

  (135,962)        (449,778)        (409,270)     (3,656,860)    (4,392,593)    (2,247,596)     (2,497,869)      (2,589,910)
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

         0                0                0               0              0              0               0                0
   314,744          (20,396)       1,342,601       2,762,692      1,943,516      1,376,566       1,560,481        1,830,552
   (91,923)        (205,550)       6,577,506      34,133,496     30,323,013     19,425,025      12,828,056       25,405,185
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

   222,821         (225,946)       7,920,107      36,896,188     32,266,529     20,801,591      14,388,537       27,235,737
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

$   86,859      $  (675,724)     $ 7,510,837    $ 33,239,328   $ 27,873,936   $ 18,553,995    $ 11,890,668     $ 24,645,827
==========      ===========      ===========    ============   ============   ============    ============     ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
ASSETS
  Investment in the portfolios, at fair value.  $388,263     $220,790     $409,244   $399,481    $255,247
                                                --------     --------     --------   --------    --------
  Net Assets..................................  $388,263     $220,790     $409,244   $399,481    $255,247
                                                ========     ========     ========   ========    ========

NET ASSETS, representing:
  Accumulation units..........................  $388,263     $220,790     $409,244   $399,481    $255,247
                                                --------     --------     --------   --------    --------
                                                $388,263     $220,790     $409,244   $399,481    $255,247
                                                ========     ========     ========   ========    ========

  Units outstanding...........................    20,737       14,254       46,130     23,220      18,665
                                                ========     ========     ========   ========    ========

  Portfolio shares held.......................     6,800        4,316       14,626      7,725       4,458
  Portfolio net asset value per share.........  $  57.10     $  51.16     $  27.98   $  51.71    $  57.26
  Investment in portfolio shares, at cost.....  $217,488     $139,604     $261,090   $236,904    $156,629

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
                                               01/01/2013   01/01/2013   01/01/2013 01/01/2013  01/01/2013
                                                   TO           TO           TO         TO          TO
                                               12/31/2013   12/31/2013   12/31/2013 12/31/2013  12/31/2013
                                               ---------- -------------- ---------- ----------- -----------
INVESTMENT INCOME
  Dividend income.............................  $    981     $  2,668     $  2,095   $  1,513    $  1,732
                                                --------     --------     --------   --------    --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and
   for administration.........................     5,652        4,622        7,339      6,405       4,691
                                                --------     --------     --------   --------    --------

NET INVESTMENT INCOME (LOSS)..................    (4,671)      (1,954)      (5,244)    (4,892)     (2,959)
                                                --------     --------     --------   --------    --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........     1,112            0            0          0           0
  Realized gain (loss) on shares redeemed.....    45,531       55,412       70,592     61,008      58,663
  Net change in unrealized gain (loss)
   on investments.............................    77,842       18,758       60,686     77,435      37,845
                                                --------     --------     --------   --------    --------

NET GAIN (LOSS) ON INVESTMENTS................   124,485       74,170      131,278    138,443      96,508
                                                --------     --------     --------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..................  $119,814     $ 72,216     $126,034   $133,551    $ 93,549
                                                ========     ========     ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
---------- ---------- ----------- ---------- ---------- ------------------ ---------- ----------
 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 -------    -------    --------    -------    -------        --------       --------   -------
 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 =======    =======    ========    =======    =======        ========       ========   =======

 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 -------    -------    --------    -------    -------        --------       --------   -------
 $89,900    $53,848    $144,154    $86,523    $15,436        $174,197       $183,633   $48,108
 =======    =======    ========    =======    =======        ========       ========   =======

   6,011      3,842      14,357      5,388      1,026          15,616         17,553     3,468
 =======    =======    ========    =======    =======        ========       ========   =======

   1,797      1,407       2,825      2,011        369          19,863          5,235       948
 $ 50.03    $ 38.26    $  51.03    $ 43.02    $ 41.78        $   8.77       $  35.08   $ 50.75
 $61,403    $32,812    $124,394    $70,773    $ 8,764        $148,852       $157,962   $35,181


                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
---------- ---------- ----------- ---------- ---------- ------------------ ---------- ----------
01/01/2013 01/01/2013 01/01/2013  01/01/2013 01/01/2013     01/01/2013     01/01/2013 01/01/2013
    TO         TO         TO          TO         TO             TO             TO         TO
12/31/2013 12/31/2013 12/31/2013  12/31/2013 12/31/2013     12/31/2013     12/31/2013 12/31/2013
---------- ---------- ----------- ---------- ---------- ------------------ ---------- ----------

 $     0    $   228    $  1,994    $     0    $    44        $  7,582       $  5,991   $   190
 -------    -------    --------    -------    -------        --------       --------   -------


   1,770        998       2,206        695        298           3,838          3,525       791
 -------    -------    --------    -------    -------        --------       --------   -------

  (1,770)      (770)       (212)      (695)      (254)          3,744          2,466      (601)
 -------    -------    --------    -------    -------        --------       --------   -------

       0          0           0      2,094          0          11,477              0         0
  17,585     11,348       5,171      2,347      4,279          16,444         12,853     4,946
  13,069      7,229      (6,614)    11,025      2,153         (10,214)         8,706     7,935
 -------    -------    --------    -------    -------        --------       --------   -------

  30,654     18,577      (1,443)    15,466      6,432          17,707         21,559    12,881
 -------    -------    --------    -------    -------        --------       --------   -------

 $28,884    $17,807    $ (1,655)   $14,771    $ 6,178        $ 21,451       $ 24,025   $12,280
 =======    =======    ========    =======    =======        ========       ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                          SUBACCOUNTS
                                               ----------------------------------------------------------------
                                                                            AST          AST
                                                                          JENNISON     JENNISON
                                               PROFUND VP                LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND      VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020 PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- ----------  -----------  --------------
ASSETS
  Investment in the portfolios, at fair value.  $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                -------     ----------   ----------  -----------   -----------
  Net Assets..................................  $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                =======     ==========   ==========  ===========   ===========

NET ASSETS, representing:
  Accumulation units..........................  $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                -------     ----------   ----------  -----------   -----------
                                                $73,442     $4,466,866   $9,817,337  $14,244,657   $13,346,346
                                                =======     ==========   ==========  ===========   ===========

  Units outstanding...........................    6,313        380,207      694,120      878,717     1,176,979
                                                =======     ==========   ==========  ===========   ===========

  Portfolio shares held.......................    2,091        723,965      592,834      743,846     1,121,542
  Portfolio net asset value per share.........  $ 35.13     $     6.17   $    16.56  $     19.15   $     11.90
  Investment in portfolio shares, at cost.....  $47,756     $4,538,149   $7,596,542  $10,224,200   $13,113,871

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                          SUBACCOUNTS
                                               ----------------------------------------------------------------
                                                                            AST          AST
                                                                          JENNISON     JENNISON
                                               PROFUND VP                LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND      VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020 PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- ----------  -----------  --------------
                                               01/01/2013   01/01/2013   01/01/2013   01/01/2013    01/01/2013
                                                   TO           TO           TO           TO            TO
                                               12/31/2013   12/31/2013   12/31/2013   12/31/2013    12/31/2013
                                               ---------- -------------- ----------  -----------  --------------
INVESTMENT INCOME
  Dividend income.............................  $   705     $        0   $        0  $         0   $         0
                                                -------     ----------   ----------  -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and
   for administration.........................    1,188         37,837      134,368      207,206       392,468
                                                -------     ----------   ----------  -----------   -----------

NET INVESTMENT INCOME (LOSS)..................     (483)       (37,837)    (134,368)    (207,206)     (392,468)
                                                -------     ----------   ----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........        0              0            0            0             0
  Realized gain (loss) on shares redeemed.....    7,019        (25,305)     315,860      542,839       457,506
  Net change in unrealized gain (loss)
   on investments.............................   12,858        (66,186)   1,769,724    3,319,379      (743,479)
                                                -------     ----------   ----------  -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................   19,877        (91,491)   2,085,584    3,862,218      (285,973)
                                                -------     ----------   ----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..................  $19,394     $ (129,328)  $1,951,216  $ 3,655,012   $  (678,441)
                                                =======     ==========   ==========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO
                ADVANTAGE VT   WELLS FARGO     WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL   ADVANTAGE VT   ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND        EQUITY      OMEGA GROWTH  SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021 FUND - CLASS 1 FUND - CLASS 1 FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- -------------- -------------- --------------- -------------- ---------------- ----------------- --------------
 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 -----------      -------        --------        -------      -----------       --------       ------------       --------
 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 ===========      =======        ========        =======      ===========       ========       ============       ========

 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 -----------      -------        --------        -------      -----------       --------       ------------       --------
 $ 8,756,222      $52,413        $317,617        $65,337      $12,611,489       $425,252       $117,339,292       $175,154
 ===========      =======        ========        =======      ===========       ========       ============       ========

     732,246        3,230         106,550          4,760        1,150,052         35,927         10,679,775         11,158
 ===========      =======        ========        =======      ===========       ========       ============       ========

     673,038        9,564           9,689          6,095        1,080,676         34,129         10,247,973          6,708
 $     13.01      $  5.48        $  32.78        $ 10.72      $     11.67       $  12.46       $      11.45       $  26.11
 $ 8,807,103      $45,272        $196,166        $45,242      $13,243,836       $397,395       $102,997,136       $111,174


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO
                ADVANTAGE VT   WELLS FARGO     WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL   ADVANTAGE VT   ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND        EQUITY      OMEGA GROWTH  SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021 FUND - CLASS 1 FUND - CLASS 1 FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- -------------- -------------- --------------- -------------- ---------------- ----------------- --------------
  01/01/2013     01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013       01/01/2013       01/01/2013
      TO             TO             TO             TO              TO              TO               TO               TO
  12/31/2013     12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013       12/31/2013       12/31/2013
-------------- -------------- -------------- --------------- -------------- ---------------- ----------------- --------------
 $         0      $ 1,200        $  1,074        $   618      $         0       $      0       $          0       $    715
 -----------      -------        --------        -------      -----------       --------       ------------       --------



     367,038        2,200           5,724          1,084          372,692          2,120          1,679,417          3,013
 -----------      -------        --------        -------      -----------       --------       ------------       --------

    (367,038)      (1,000)         (4,650)          (466)        (372,692)        (2,120)        (1,679,417)        (2,298)
 -----------      -------        --------        -------      -----------       --------       ------------       --------

           0        2,489          22,144              0                0              0                  0              0
   1,029,654       19,581          51,518          1,813          205,197          6,049            763,114         20,672
  (2,044,559)      (2,707)         35,658          6,670       (1,835,272)        23,479          9,898,160         27,537
 -----------      -------        --------        -------      -----------       --------       ------------       --------

  (1,014,905)      19,363         109,320          8,483       (1,630,075)        29,528         10,661,274         48,209
 -----------      -------        --------        -------      -----------       --------       ------------       --------

 $(1,381,943)     $18,363        $104,670        $ 8,017      $(2,002,767)      $ 27,408       $  8,981,857       $ 45,911
 ===========      =======        ========        =======      ===========       ========       ============       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                          ------------------------------------------------------------------------------
                                                                                          AST FRANKLIN        AST NEW
                                          AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                            CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                            PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                          -------------- -------------- -------------- ------------------ ---------------
ASSETS
  Investment in the portfolios, at fair
   value.................................   $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ----------     ----------    -----------      ------------      -----------
  Net Assets.............................   $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ==========     ==========    ===========      ============      ===========

NET ASSETS, representing:
  Accumulation units.....................   $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ----------     ----------    -----------      ------------      -----------
                                            $7,694,095     $5,831,901    $34,013,364      $280,960,445      $39,475,781
                                            ==========     ==========    ===========      ============      ===========

  Units outstanding......................      751,047        588,050      3,733,052        21,361,537        3,287,594
                                            ==========     ==========    ===========      ============      ===========

  Portfolio shares held..................      728,607        566,754      3,576,589        20,765,739        3,219,884
  Portfolio net asset value per share....   $    10.56     $    10.29    $      9.51      $      13.53      $     12.26
  Investment in portfolio shares,
   at cost...............................   $7,699,103     $5,857,453    $35,017,028      $224,821,224      $33,785,611

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                          ------------------------------------------------------------------------------
                                                                                          AST FRANKLIN        AST NEW
                                          AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                            CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                            PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                          -------------- -------------- -------------- ------------------ ---------------
                                            01/01/2013     01/01/2013     01/01/2013       01/01/2013       01/01/2013
                                                TO             TO             TO               TO               TO
                                            12/31/2013     12/31/2013     12/31/2013       12/31/2013       12/31/2013
                                          -------------- -------------- -------------- ------------------ ---------------
INVESTMENT INCOME
  Dividend income........................   $        0     $        0    $         0      $          0      $         0
                                            ----------     ----------    -----------      ------------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration...........      110,946         66,172        475,320         4,206,332          514,748
                                            ----------     ----------    -----------      ------------      -----------

NET INVESTMENT INCOME (LOSS).............     (110,946)       (66,172)      (475,320)       (4,206,332)        (514,748)
                                            ----------     ----------    -----------      ------------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received...            0              0              0                 0                0
  Realized gain (loss) on shares
   redeemed..............................       14,283         (1,583)      (927,982)        2,723,691          619,730
  Net change in unrealized gain (loss)
   on investments........................     (183,306)      (105,926)    (1,038,596)       52,339,337        4,854,216
                                            ----------     ----------    -----------      ------------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS...........................     (169,023)      (107,509)    (1,966,578)       55,063,028        5,473,946
                                            ----------     ----------    -----------      ------------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................   $ (279,969)    $ (173,681)   $(2,441,898)     $ 50,856,696      $ 4,959,198
                                            ==========     ==========    ===========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------ -------------
   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------
   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========

   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------
   $111,451      $1,362,331      $9,045,040      $52,724       $1,894,900       $13,293     $97,295,105   $7,677,158
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========

     11,864         101,261       1,035,240        5,217          162,540         1,383      10,227,971      731,026
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========
     11,610          98,720       1,015,156        5,149          160,177         1,365      10,061,541      722,896
   $   9.60      $    13.80      $     8.91      $ 10.24       $    11.83       $  9.74     $      9.67   $    10.62

   $119,155      $1,219,897      $9,313,298      $52,259       $1,749,637       $12,681     $96,550,799   $7,341,729


                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------ -------------
  01/01/2013     01/01/2013     01/02/2013*    02/25/2013*     02/25/2013*    02/25/2013*   02/25/2013*   04/29/2013*
      TO             TO              TO             TO             TO              TO            TO           TO
  12/31/2013     12/31/2013      12/31/2013     12/31/2013     12/31/2013      12/31/2013    12/31/2013   12/31/2013
-------------- --------------- -------------- -------------- --------------- -------------- ------------ -------------

   $      0      $        0      $        0      $     0       $        0       $     0     $         0   $        0
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

      1,317           9,730         105,731          208           11,171            75         463,989       41,833
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

     (1,317)         (9,730)       (105,731)        (208)         (11,171)          (75)       (463,989)     (41,833)
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

          0               0               0            0                0             0               0            0
       (249)         12,759        (250,204)          (5)           3,153             4           3,693       15,329
     (8,278)        142,201        (268,258)         465          145,263           612         744,306      335,429
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

     (8,527)        154,960        (518,462)         460          148,416           616         747,999      350,758
   --------      ----------      ----------      -------       ----------       -------     -----------   ----------

   $ (9,844)     $  145,230      $ (624,193)     $   252       $  137,245       $   541     $   284,010   $  308,925
   ========      ==========      ==========      =======       ==========       =======     ===========   ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                   SUBACCOUNTS
                                                           -----------------------------------------------------------
                                                               AST FRANKLIN           AST
                                                            TEMPLETON FOUNDING  DEFENSIVE ASSET   AST AQR     AST QMA
                                                                FUNDS PLUS        ALLOCATION     LARGE-CAP   LARGE-CAP
                                                                PORTFOLIO          PORTFOLIO     PORTFOLIO   PORTFOLIO
                                                           -------------------- --------------- ----------- -----------
ASSETS
  Investment in the portfolios, at fair value.............     $21,750,058        $7,549,798     $857,289     $3,472
                                                               -----------        ----------     --------     ------
  Net Assets..............................................     $21,750,058        $7,549,798     $857,289     $3,472
                                                               ===========        ==========     ========     ======

NET ASSETS, representing:
  Accumulation units......................................     $21,750,058        $7,549,798     $857,289     $3,472
                                                               -----------        ----------     --------     ------
                                                               $21,750,058        $7,549,798     $857,289     $3,472
                                                               ===========        ==========     ========     ======

  Units outstanding.......................................       2,010,639           779,127       73,551        297
                                                               ===========        ==========     ========     ======

  Portfolio shares held...................................       1,988,122           770,388       72,837        294
  Portfolio net asset value per share.....................     $     10.94        $     9.80     $  11.77     $11.81
  Investment in portfolio shares, at cost.................     $20,500,782        $7,425,775     $825,434     $3,028

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                   SUBACCOUNTS
                                                           -----------------------------------------------------------
                                                                                      AST
                                                               AST FRANKLIN     DEFENSIVE ASSET   AST AQR     AST QMA
                                                            TEMPLETON FOUNDING    ALLOCATION     LARGE-CAP   LARGE-CAP
                                                           FUNDS PLUS PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO
                                                           -------------------- --------------- ----------- -----------
                                                               04/29/2013*        04/29/2013*   04/29/2013* 04/29/2013*
                                                                    TO                TO            TO          TO
                                                                12/31/2013        12/31/2013    12/31/2013  12/31/2013
                                                           -------------------- --------------- ----------- -----------
INVESTMENT INCOME
  Dividend income.........................................     $         0        $        0     $      0     $    0
                                                               -----------        ----------     --------     ------

EXPENSES
  Charges to contract owners for assuming mortality risk
   and expense risk and for administration................         126,281            45,980        1,191         16
                                                               -----------        ----------     --------     ------

NET INVESTMENT INCOME (LOSS)..............................        (126,281)          (45,980)      (1,191)       (16)
                                                               -----------        ----------     --------     ------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received....................               0                 0            0          0
  Realized gain (loss) on shares redeemed.................          55,093            16,653        5,893          1
  Net change in unrealized gain (loss) on investments.....       1,249,276           124,024       31,855        444
                                                               -----------        ----------     --------     ------

NET GAIN (LOSS) ON INVESTMENTS............................       1,304,369           140,677       37,748        445
                                                               -----------        ----------     --------     ------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............................     $ 1,178,088        $   94,697     $ 36,557     $  429
                                                               ===========        ==========     ========     ======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2013   01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2013   12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (208,094) $  (244,781) $   616,036   $   776,897   $  (308,180) $  (174,609)
  Capital gains distributions
   received.............................           0            0      678,509     1,139,718             0            0
  Realized gain (loss) on shares
   redeemed.............................           0            0       91,016       255,645       577,503      (25,831)
  Net change in unrealized gain (loss)
   on investments.......................           0            0   (1,892,458)      121,486     5,696,969    2,600,794
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (208,094)    (244,781)    (506,897)    2,293,746     5,966,292    2,400,354
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     410,663      160,466      114,656       106,299        60,701      177,261
  Annuity Payments......................     (50,713)    (236,935)    (273,336)     (241,759)     (618,851)     (67,725)
  Surrenders, withdrawals and death
   benefits.............................  (2,916,653)  (4,867,505)  (2,502,394)   (2,914,577)   (2,039,218)  (2,303,729)
  Net transfers between other
   subaccounts or fixed rate option.....   1,577,941    1,717,959      279,487      (162,581)     (799,631)    (167,042)
  Other charges.........................      (9,561)     (11,115)      (8,609)      (10,221)      (15,587)     (17,184)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    (988,323)  (3,237,130)  (2,390,196)   (3,222,839)   (3,412,586)  (2,378,419)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (1,196,417)  (3,481,911)  (2,897,093)     (929,093)    2,553,706       21,935

NET ASSETS
  Beginning of period...................  15,400,747   18,882,658   25,549,699    26,478,792    20,375,085   20,353,150
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $14,204,330  $15,400,747  $22,652,606   $25,549,699   $22,928,791  $20,375,085
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  12,368,609   15,081,905   10,432,889    11,804,540     9,808,349   11,025,380
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Units issued..........................   3,662,696    4,076,923      518,837       295,489       221,314      254,562
  Units redeemed........................  (4,264,425)  (6,790,219)  (1,503,715)   (1,667,140)   (1,670,167)  (1,471,593)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................  11,766,880   12,368,609    9,448,011    10,432,889     8,359,496    9,808,349
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE        PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------    ------------------------   ------------------------  ----------------------
 01/01/2013   01/01/2012     01/01/2013    01/01/2012   01/01/2013   01/01/2012  01/01/2013  01/01/2012
     TO           TO             TO            TO           TO           TO          TO          TO
 12/31/2013   12/31/2012     12/31/2013    12/31/2012   12/31/2013   12/31/2012  12/31/2013  12/31/2012
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
$  (446,986) $  (141,914)   $ 1,026,486   $ 1,169,875  $  (354,273) $    61,141  $  (85,768) $    9,624
          0            0              0             0            0       73,521           0           0
    684,335     (455,486)        26,504       (80,810)   1,058,361      348,859     105,848     (10,604)
  7,995,831    4,147,124        113,048     1,483,484    5,763,442    2,762,567   1,335,550     815,282
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

  8,233,180    3,549,724      1,166,038     2,572,549    6,467,530    3,246,088   1,355,630     814,302
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

    289,308      122,033        379,835       142,922      203,781       95,987      25,982      10,832
 (1,045,118)     (63,221)      (185,256)     (103,176)    (708,046)     (96,699)     (5,637)     (3,155)
 (3,477,690)  (3,408,357)    (2,436,465)   (2,876,057)  (2,677,066)  (3,121,466)   (558,080)   (555,958)
 (1,056,901)    (545,885)       295,649       (91,404)    (736,756)    (678,269)    (70,876)    (52,465)
    (36,406)     (39,526)       (23,289)      (25,837)     (24,457)     (26,136)     (5,645)     (6,446)
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

 (5,326,807)  (3,934,956)    (1,969,526)   (2,953,552)  (3,942,544)  (3,826,583)   (614,256)   (607,192)
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------

  2,906,373     (385,232)      (803,488)     (381,003)   2,524,986     (580,495)    741,374     207,110

 28,401,782   28,787,014     21,224,146    21,605,149   23,537,089   24,117,584   5,575,078   5,367,968
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
$31,308,155  $28,401,782    $20,420,658   $21,224,146  $26,062,075  $23,537,089  $6,316,452  $5,575,078
===========  ===========    ===========   ===========  ===========  ===========  ==========  ==========

 12,843,377   14,821,037      5,736,847     6,482,108   12,163,692   14,344,274   3,127,004   3,495,084
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
    441,790      350,567        312,207       274,094      813,708      932,935      62,022      44,103
 (2,581,714)  (2,328,227)      (839,773)   (1,019,355)  (2,701,120)  (3,113,517)   (355,521)   (412,183)
-----------  -----------    -----------   -----------  -----------  -----------  ----------  ----------
 10,703,453   12,843,377      5,209,281     5,736,847   10,276,280   12,163,692   2,833,505   3,127,004
===========  ===========    ===========   ===========  ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2013   01/01/2012  01/01/2013    01/01/2012   01/01/2013  01/01/2012
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2013   12/31/2012  12/31/2013    12/31/2012   12/31/2013  12/31/2012
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (366,288) $  (317,078) $  (69,741)   $  (35,180)  $  (10,441) $   (2,031)
  Capital gains distributions
   received.............................           0            0           0       228,962            0           0
  Realized gain (loss) on shares
   redeemed.............................   1,030,399      592,328     279,637        64,391       14,533      (2,769)
  Net change in unrealized gain (loss)
   on investments.......................   7,252,782    3,102,356   1,436,294       349,869      225,814     277,759
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   7,916,893    3,377,606   1,646,190       608,042      229,906     272,959
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      88,894       88,956      11,121        20,985          367       5,674
  Annuity Payments......................     (84,465)     (53,740)    (10,601)       (6,444)           0     (18,270)
  Surrenders, withdrawals and death
   benefits.............................  (2,610,107)  (2,661,043)   (707,194)     (479,516)    (146,811)   (119,315)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (420,659)    (615,752)        970      (181,263)     117,959      42,640
  Other charges.........................     (21,051)     (23,464)     (1,926)       (2,089)        (548)       (666)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,047,388)  (3,265,043)   (707,630)     (648,327)     (29,033)    (89,937)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,869,505      112,563     938,560       (40,285)     200,873     183,022

NET ASSETS
  Beginning of period...................  23,688,274   23,575,711   4,435,232     4,475,517    1,837,735   1,654,713
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $28,557,779  $23,688,274  $5,373,792    $4,435,232   $2,038,608  $1,837,735
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  11,490,600   13,278,906   1,447,624     1,671,770    1,239,510   1,305,399
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Units issued..........................     253,267      214,953     111,167        26,178       90,159      52,117
  Units redeemed........................  (1,567,405)  (2,003,259)   (296,048)     (250,324)    (107,197)   (118,006)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................  10,176,462   11,490,600   1,262,743     1,447,624    1,222,472   1,239,510
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
 T. ROWE PRICE EQUITY     INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
   INCOME PORTFOLIO                 FUND                    SHARES                     SHARES
----------------------    ------------------------  ------------------------  ------------------------
01/01/2013  01/01/2012     01/01/2013   01/01/2012  01/01/2013   01/01/2012    01/01/2013   01/01/2012
    TO          TO             TO           TO          TO           TO            TO           TO
12/31/2013  12/31/2012     12/31/2013   12/31/2012  12/31/2013   12/31/2012    12/31/2013   12/31/2012
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
$   10,335  $   48,551    $      (457) $   (40,311) $  (33,143)  $  (44,405)  $   145,646  $   (61,045)
         0           0              0            0           0       89,288             0      915,648
   194,438      78,505        405,745      204,223     113,667       (6,820)      248,842      203,028
 1,541,575     819,802      1,971,625      912,898   1,261,164      780,632       640,322      (74,237)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

 1,746,348     946,858      2,376,913    1,076,810   1,341,688      818,695     1,034,810      983,394
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

     6,634      25,123             90       44,673           0       23,957        12,871       31,217
         0     (54,013)        (1,375)     (59,838)          0      (29,760)      (11,075)     (35,472)
  (597,082)   (564,744)    (1,047,871)    (842,804)   (482,211)    (591,771)   (1,086,454)  (1,019,800)
     7,272    (292,536)       (70,656)    (214,413)   (264,907)    (109,787)     (115,982)    (134,416)
    (2,473)     (2,801)        (4,169)      (4,835)     (2,630)      (3,086)       (3,362)      (4,069)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

  (585,649)   (888,971)    (1,123,981)  (1,077,217)   (749,748)    (710,447)   (1,204,002)  (1,162,540)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------

 1,160,699      57,887      1,252,932         (407)    591,940      108,248      (169,192)    (179,146)

 6,444,866   6,386,979      9,074,698    9,075,105   5,085,360    4,977,112     8,556,231    8,735,377
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
$7,605,565  $6,444,866    $10,327,630  $ 9,074,698  $5,677,300   $5,085,360   $ 8,387,039  $ 8,556,231
==========  ==========    ===========  ===========  ==========   ==========   ===========  ===========

 2,698,038   3,092,160      4,530,883    5,089,195   2,872,755    3,289,365     2,538,273    2,903,952
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
    67,642      51,954         97,867       71,550      39,070       27,405        82,573      126,827
  (275,292)   (446,076)      (582,638)    (629,862)   (419,834)    (444,015)     (415,204)    (492,506)
----------  ----------    -----------  -----------  ----------   ----------   -----------  -----------
 2,490,388   2,698,038      4,046,112    4,530,883   2,491,991    2,872,755     2,205,642    2,538,273
==========  ==========    ===========  ===========  ==========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -            VP
                                              INITIAL CLASS            INITIAL CLASS            VALUE FUND
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2013   01/01/2012  01/01/2013  01/01/2012  01/01/2013  01/01/2012
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2013   12/31/2012  12/31/2013  12/31/2012  12/31/2013  12/31/2012
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (18,579)  $   (9,985) $  (75,539) $  (83,026) $    6,162  $   12,388
  Capital gains distributions
   received.............................      4,150            0      48,389           0           0           0
  Realized gain (loss) on shares
   redeemed.............................     88,943       45,260     311,670     129,543      78,519     (25,601)
  Net change in unrealized gain (loss)
   on investments.......................    382,948      206,058   1,679,985     834,252     576,005     303,551
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    457,462      241,333   1,964,505     880,769     660,686     290,338
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      5,404          497       3,261      25,288         901       1,346
  Annuity Payments......................          0      (38,028)          0     (26,097)          0      (9,957)
  Surrenders, withdrawals and death
   benefits.............................   (172,978)    (165,889)   (758,758)   (651,393)   (438,010)   (254,891)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (66,508)     (44,870)     50,096    (117,948)     70,368    (115,773)
  Other charges.........................       (735)        (857)     (2,837)     (3,231)       (779)       (902)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (234,817)    (249,147)   (708,238)   (773,381)   (367,520)   (380,177)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    222,645       (7,814)  1,256,267     107,388     293,166     (89,839)

NET ASSETS
  Beginning of period...................  1,601,446    1,609,260   5,897,749   5,790,361   2,317,673   2,407,512
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,824,091   $1,601,446  $7,154,016  $5,897,749  $2,610,839  $2,317,673
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    852,060      990,180   3,081,086   3,507,477   1,041,468   1,221,358
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Units issued..........................     25,513        4,638     122,390      43,936      79,185      23,004
  Units redeemed........................   (133,656)    (142,758)   (434,451)   (470,327)   (216,776)   (202,894)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    743,917      852,060   2,769,025   3,081,086     903,877   1,041,468
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP                                                     ALLIANCEBERNSTEIN
   GROWTH SECURITIES         PRUDENTIAL JENNISON 20/20       DAVIS VALUE         LARGE CAP GROWTH
    FUND - CLASS 2               FOCUS PORTFOLIO              PORTFOLIO          PORTFOLIO CLASS B
---------------------------  ------------------------  ----------------------  --------------------
01/01/2013     01/01/2012    01/01/2013   01/01/2012   01/01/2013  01/01/2012  01/01/2013 01/01/2012
    TO             TO            TO           TO           TO          TO          TO         TO
12/31/2013     12/31/2012    12/31/2013   12/31/2012   12/31/2013  12/31/2012  12/31/2013 12/31/2012
----------     ----------    ----------   ----------   ----------  ----------  ---------- ----------
$  (42,789)    $  (38,481)   $  (58,510)  $  (57,052)  $  (13,094) $    4,823  $  (7,812) $  (6,703)
   198,565        198,220             0      142,038      156,532     128,020          0          0
    45,525          7,673       163,492       82,708       63,545       5,966     17,254      4,568
   745,862         75,483       930,064      204,349      413,009      97,350    162,443     71,759
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

   947,163        242,895     1,035,046      372,043      619,992     236,159    171,885     69,624
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

     4,238         12,591         7,781       17,693        1,488      23,037          0          0
    (5,908)        (8,993)      (28,174)     (15,943)           0     (21,283)         0          0
  (209,909)      (225,427)     (283,641)    (394,793)    (282,972)   (234,844)   (42,981)   (71,346)
     7,313         25,705      (295,992)      11,429     (143,174)    (52,766)    86,517     (7,573)
    (1,049)        (1,223)       (1,286)      (1,620)        (585)       (726)       (88)      (123)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (205,315)      (197,347)     (601,312)    (383,234)    (425,243)   (286,582)    43,448    (79,042)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

   741,848         45,548       433,734      (11,191)     194,749     (50,423)   215,333     (9,418)

 2,702,927      2,657,379     4,016,134    4,027,325    2,130,939   2,181,362    457,152    466,570
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
$3,444,775     $2,702,927    $4,449,868   $4,016,134   $2,325,688  $2,130,939  $ 672,485  $ 457,152
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

 1,402,007      1,511,453     2,215,043    2,433,178    1,842,533   2,104,144    671,147    785,087
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
    63,237         65,256        22,545       82,183        5,947      38,639    200,576     41,588
  (154,417)      (174,702)     (321,023)    (300,318)    (320,342)   (300,250)  (140,888)  (155,528)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
 1,310,827      1,402,007     1,916,565    2,215,043    1,528,138   1,842,533    730,835    671,147
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2013   01/01/2012  01/01/2013     01/01/2012      01/01/2013     01/01/2012
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2013   12/31/2012  12/31/2013     12/31/2012      12/31/2013     12/31/2012
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (152,315) $  (105,994)  $ (3,789)      $ (5,220)     $  (138,169)   $  (104,785)
  Capital gains distributions
   received.............................           0            0          0          7,934                0        654,025
  Realized gain (loss) on shares
   redeemed.............................     436,282       77,414     15,571         24,779          365,388        319,389
  Net change in unrealized gain (loss)
   on investments.......................   2,681,351    1,310,579     89,965         38,273        1,858,230        445,233
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,965,318    1,281,999    101,747         65,766        2,085,449      1,313,862
                                         -----------  -----------   --------       --------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      53,902       30,033      1,881          3,676           27,601         22,137
  Annuity Payments......................    (146,142)      (8,453)         0              0          (27,063)        (9,411)
  Surrenders, withdrawals and death
   benefits.............................  (1,916,653)  (1,402,415)   (30,552)       (34,276)        (977,919)    (1,502,543)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (296,312)    (379,451)   (10,206)       (68,194)        (283,571)      (490,741)
  Other charges.........................     (25,240)     (26,175)      (627)          (691)         (20,597)       (22,454)
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,610,012)  (1,786,461)   (39,504)       (99,485)      (1,281,549)    (2,003,012)
                                         -----------  -----------   --------       --------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   1,355,306     (504,462)    62,243        (33,719)         803,900       (689,150)

NET ASSETS
  Beginning of period...................   9,189,254    9,693,716    389,239        422,958        8,478,809      9,167,959
                                         -----------  -----------   --------       --------       -----------    -----------
  End of period......................... $10,544,560  $ 9,189,254   $451,482       $389,239      $ 9,282,709    $ 8,478,809
                                         ===========  ===========   ========       ========       ===========    ===========

  Beginning units.......................   4,681,532    5,635,542    354,179        428,077        3,841,916      4,764,169
                                         -----------  -----------   --------       --------       -----------    -----------
  Units issued..........................     135,945      130,535      3,023         22,814           67,670         98,067
  Units redeemed........................    (840,670)  (1,084,545)   (49,378)       (96,712)        (596,441)    (1,020,320)
                                         -----------  -----------   --------       --------       -----------    -----------
  Ending units..........................   3,976,807    4,681,532    307,824        354,179        3,313,145      3,841,916
                                         ===========  ===========   ========       ========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET
   GROWTH PORTFOLIO             VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO WORLD STRATEGIES PORTFOLIO
--------------------------  --------------------------  ------------------------  --------------------------
01/01/2013    01/01/2012    01/01/2013    01/01/2012     01/01/2013   01/01/2012   01/01/2013    01/01/2012
    TO            TO            TO            TO             TO           TO           TO            TO
12/31/2013    12/31/2012    12/31/2013    12/31/2012     12/31/2013   12/31/2012   12/31/2013    12/31/2012
----------    ----------    ----------    ----------    -----------  -----------  ------------  ------------
$  (39,853)   $  (24,672)   $  (35,307)   $   28,035    $  (298,048) $   (70,264) $ (3,090,696) $    404,876
         0             0             0             0              0            0             0             0
   (55,714)     (172,428)      (83,348)     (250,350)       752,607      207,666     2,368,659       649,719
   496,220       695,469       495,159       577,066      4,512,689    1,644,817    22,209,455     9,970,290
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

   400,653       498,369       376,504       354,751      4,967,248    1,782,219    21,487,418    11,024,885
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

    13,537         5,651        10,016         1,400        768,760    2,844,015    18,827,704    37,276,063
   (40,496)       (8,681)            0             0              0            0             0             0
  (269,004)     (366,654)     (315,540)     (644,116)      (384,125)    (284,923)   (2,952,399)   (1,495,720)
  (165,455)     (129,624)     (218,152)       30,184      1,860,210    2,041,671     2,239,648    13,008,868
    (5,617)       (6,366)       (5,249)       (5,568)      (166,213)    (109,002)   (1,716,065)   (1,285,710)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (467,035)     (505,674)     (528,925)     (618,100)     2,078,632    4,491,761    16,398,888    47,503,501
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

   (66,382)       (7,305)     (152,421)     (263,349)     7,045,880    6,273,980    37,886,306    58,528,386

 2,642,339     2,649,644     2,374,218     2,637,567     14,804,482    8,530,502   163,821,978   105,293,592
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
$2,575,957    $2,642,339    $2,221,797    $2,374,218    $21,850,362  $14,804,482  $201,708,284  $163,821,978
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

 1,850,761     2,217,408     1,533,494     1,944,492      1,312,699      906,605    14,548,632    10,204,353
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
    51,468        59,139        15,501       122,797        538,763      993,076     4,423,486     9,652,968
  (332,050)     (425,786)     (328,804)     (533,795)      (377,911)    (586,982)   (2,984,110)   (5,308,689)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
 1,570,179     1,850,761     1,220,191     1,533,494      1,473,551    1,312,699    15,988,008    14,548,632
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                           SUBACCOUNTS
                                         -------------------------------------------------------------------------------
                                                                                                       AST HERNDON
                                             AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC       LARGE-CAP VALUE
                                              REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO           PORTFOLIO
                                         -------------------------  --------------------------  ------------------------
                                                        01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
                                         01/01/2013 TO      TO           TO            TO            TO           TO
                                          12/31/2013    12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
                                         ------------- -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss)..........  $  (342,470) $   (55,904) $ (2,658,596) $   (243,621) $  (260,391) $   (70,782)
  Capital gains distributions
   received.............................            0            0             0             0            0            0
  Realized gain (loss) on shares
   redeemed.............................      613,831      351,957     2,191,097       952,250    1,168,103       80,094
  Net change in unrealized gain (loss)
   on investments.......................     (153,598)   1,237,297    14,665,102     8,423,788    3,377,850      907,248
                                          -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................      117,763    1,533,350    14,197,603     9,132,417    4,285,562      916,560
                                          -----------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      712,080    4,816,165    23,352,800    44,166,089    1,055,537    5,643,377
  Annuity Payments......................            0            0       (16,040)            0            0            0
  Surrenders, withdrawals and death
   benefits.............................     (568,481)    (249,888)   (3,932,026)   (2,054,688)    (310,874)    (254,233)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    1,241,766    3,291,874    (3,181,789)    8,968,274   (3,047,827)   1,425,213
  Other charges.........................     (169,366)    (116,674)   (1,401,635)     (929,387)    (138,810)     (91,110)
                                          -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    1,215,999    7,741,477    14,821,310    50,150,288   (2,441,974)   6,723,247
                                          -----------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    1,333,762    9,274,827    29,018,913    59,282,705    1,843,588    7,639,807

NET ASSETS
  Beginning of period...................   18,830,252    9,555,425   144,461,910    85,179,205   13,689,815    6,050,008
                                          -----------  -----------  ------------  ------------  -----------  -----------
  End of period.........................  $20,164,014  $18,830,252  $173,480,823  $144,461,910  $15,533,403  $13,689,815
                                          ===========  ===========  ============  ============  ===========  ===========

  Beginning units.......................    1,350,938      780,293    12,551,418     8,024,460    1,193,778      595,589
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Units issued..........................      587,767    1,081,053     3,373,448     6,923,305      415,189    1,160,030
  Units redeemed........................     (512,111)    (510,408)   (2,004,546)   (2,396,347)    (588,375)    (561,841)
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Ending units..........................    1,426,594    1,350,938    13,920,320    12,551,418    1,020,592    1,193,778
                                          ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                  AST FEDERATED
     AST HIGH YIELD             AGGRESSIVE GROWTH        AST MID-CAP VALUE       AST SMALL-CAP VALUE
        PORTFOLIO                   PORTFOLIO                PORTFOLIO                PORTFOLIO
------------------------    ------------------------  -----------------------  -----------------------
 01/01/2013     01/01/2012   01/01/2013   01/01/2012   01/01/2013  01/01/2012   01/01/2013  01/01/2012
     TO             TO           TO           TO           TO          TO           TO          TO
 12/31/2013     12/31/2012   12/31/2013   12/31/2012   12/31/2013  12/31/2012   12/31/2013  12/31/2012
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
$   392,804)   $   736,594  $  (285,016) $  (212,143) $  (200,919) $ (107,332) $  (187,405) $  (98,617)
          0              0            0            0            0      32,967            0           0
    352,138        198,589      862,235      297,998      618,787     217,403      692,151     186,176

  1,278,022        970,177    4,951,263    1,502,577    2,570,168     959,471    2,632,774     877,635
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

  1,237,356      1,905,360    5,528,482    1,588,432    2,988,036   1,102,509    3,137,520     965,194
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

    793,560      7,074,932      419,679    2,989,729      353,164   1,744,832      303,069   1,777,347
          0              0            0            0            0           0            0           0
   (742,055)      (381,666)    (337,523)    (225,401)    (357,980)   (143,938)    (439,915)   (184,699)
  3,136,203      1,718,258     (296,077)   1,648,669      271,570   1,253,242      348,593     881,883
   (195,845)      (136,094)    (153,634)    (109,089)     (97,589)    (69,515)     (85,801)    (57,402)
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

  2,991,863      8,275,430     (367,555)   4,303,908      169,165   2,784,621      125,946   2,417,129
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------

  4,229,219     10,180,790    5,160,927    5,892,340    3,157,201   3,887,130    3,263,466   3,382,323

 21,590,509     11,409,719   14,553,898    8,661,558    9,840,223   5,953,093    8,843,631   5,461,308
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
$25,819,728    $21,590,509  $19,714,825  $14,553,898  $12,997,424  $9,840,223  $12,107,097  $8,843,631
===========    ===========  ===========  ===========  ===========  ==========  ===========  ==========

  1,737,157      1,019,827    1,223,055      859,377      778,074     549,671      726,993     521,742
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
    744,293      1,420,063      504,361    1,165,100      297,498     630,666      292,364     593,744
   (510,517)      (702,733)    (533,033)    (801,422)    (279,274)   (402,263)    (281,618)   (388,493)
-----------    -----------  -----------  -----------  -----------  ----------  -----------  ----------
  1,970,933      1,737,157    1,194,383    1,223,055      796,298     778,074      737,739     726,993
===========    ===========  ===========  ===========  ===========  ==========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                             AST GOLDMAN SACHS
                                            CONCENTRATED GROWTH        AST GOLDMAN SACHS        AST LARGE-CAP VALUE
                                                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO          PORTFOLIO
                                         ------------------------  ------------------------  ------------------------
                                          01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                              TO           TO           TO           TO           TO           TO
                                          12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                         -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (306,493) $  (181,798) $  (456,552) $  (288,568) $  (307,472) $   185,440
  Capital gains distributions
   received.............................           0            0            0    1,788,797            0            0
  Realized gain (loss) on shares
   redeemed.............................     850,121      394,306      828,726      288,440      673,220      (56,104)
  Net change in unrealized gain (loss)
   on investments.......................   4,023,859    1,585,979    6,670,050      535,464    5,875,673    1,321,717
                                         -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   4,567,487    1,798,487    7,042,224    2,324,133    6,241,421    1,451,053
                                         -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     783,388    2,952,835    1,102,934    5,508,333      811,794    5,815,943
  Annuity Payments......................           0            0            0            0      (44,987)      (3,162)
  Surrenders, withdrawals and death
   benefits.............................    (619,287)    (168,124)    (760,424)    (292,132)    (901,000)    (364,054)
  Net transfers between other
   subaccounts or fixed rate
   option...............................     420,006    2,431,162    2,835,835    3,006,718    6,092,258      585,699
  Other charges.........................    (153,021)    (105,228)    (234,474)    (145,060)    (186,034)     (87,661)
                                         -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................     431,086    5,110,645    2,943,871    8,077,859    5,772,031    5,946,765
                                         -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,998,573    6,909,132    9,986,095   10,401,992   12,013,452    7,397,818

NET ASSETS
  Beginning of period...................  15,908,158    8,999,026   21,760,590   11,358,598   14,774,555    7,376,737
                                         -----------  -----------  -----------  -----------  -----------  -----------
  End of period......................... $20,906,731  $15,908,158  $31,746,685  $21,760,590  $26,788,007  $14,774,555
                                         ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units.......................   1,312,965      872,417    1,659,188    1,007,755    1,417,423      840,825
                                         -----------  -----------  -----------  -----------  -----------  -----------
  Units issued..........................     473,390    1,028,879      800,553    1,401,054      781,530      931,282
  Units redeemed........................    (427,621)    (588,331)    (588,288)    (749,621)    (375,960)    (354,684)
                                         -----------  -----------  -----------  -----------  -----------  -----------
  Ending units..........................   1,358,734    1,312,965    1,871,453    1,659,188    1,822,993    1,417,423
                                         ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
     AST LORD ABBETT            AST LOOMIS SAYLES
    CORE FIXED INCOME           LARGE-CAP GROWTH           AST MFS GROWTH         AST NEUBERGER BERMAN
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2013     01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
     TO             TO           TO           TO           TO           TO           TO           TO
 12/31/2013     12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
$  (632,980)   $  (152,258) $  (534,455) $  (352,155) $  (216,653) $  (134,732) $  (348,010) $  (270,677)
          0        851,791            0            0            0            0            0            0
    136,672        218,595    1,691,427      673,619      585,552      203,666      950,826      384,771
   (977,190)       321,933    8,217,224    1,569,539    3,438,459      890,109    4,995,017    1,045,463
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

 (1,473,498)     1,240,061    9,374,196    1,891,003    3,807,358      959,043    5,597,833    1,159,557
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

  2,004,175     19,015,635      506,000    7,357,094      463,099    2,752,710      404,048    5,440,294
          0              0            0            0            0            0            0            0
 (1,980,886)      (729,647)  (1,772,563)    (804,069)    (266,969)    (123,992)    (842,268)    (314,385)
 (1,642,952)     2,948,375   (2,972,028)   3,500,918      228,449    2,468,415     (581,665)   3,183,156
   (371,886)      (264,759)    (297,527)    (226,628)    (114,154)     (68,163)    (202,060)    (144,182)
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

 (1,991,549)    20,969,604   (4,536,118)   9,827,315      310,425    5,028,970   (1,221,945)   8,164,883
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------

 (3,465,047)    22,209,665    4,838,078   11,718,318    4,117,783    5,988,013    4,375,888    9,324,440

 41,194,293     18,984,628   30,011,751   18,293,433   10,767,609    4,779,596   19,517,409   10,192,969
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
$37,729,246    $41,194,293  $34,849,829  $30,011,751  $14,885,392  $10,767,609  $23,893,297  $19,517,409
===========    ===========  ===========  ===========  ===========  ===========  ===========  ===========

  3,352,512      1,575,997    2,543,256    1,718,281      893,995      455,535    1,510,695      862,295
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
  1,212,853      3,018,361      601,878    2,053,244      275,409      754,551      441,933    1,337,855
 (1,358,328)    (1,241,846)    (946,154)  (1,228,269)    (249,787)    (316,091)    (532,692)    (689,455)
-----------    -----------  -----------  -----------  -----------  -----------  -----------  -----------
  3,207,037      3,352,512    2,198,980    2,543,256      919,617      893,995    1,419,936    1,510,695
===========    ===========  ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                         AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST T. ROWE PRICE EQUITY
                                          MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO            INCOME PORTFOLIO
                                         ------------------------   ------------------------   ------------------------
                                          01/01/2013    01/01/2012   01/01/2013    01/01/2012   01/01/2013   01/01/2012
                                              TO            TO           TO            TO           TO           TO
                                          12/31/2013    12/31/2012   12/31/2013    12/31/2012   12/31/2013   12/31/2012
                                         -----------   -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (347,239)  $   (99,298) $  (325,084)  $   (70,868) $  (403,302) $  (219,492)
  Capital gains distributions
   received.............................           0             0            0       633,956            0            0
  Realized gain (loss) on shares
   redeemed.............................   1,207,100       227,472      (88,302)       (8,495)   1,262,313      272,418
  Net change in unrealized gain (loss)
   on investments.......................   5,754,599     1,438,918     (354,904)       44,946    5,071,710    1,711,409
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   6,614,460     1,567,092     (768,290)      599,539    5,930,721    1,764,335
                                         -----------   -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     424,456     3,987,737    1,124,165     5,519,364      969,222    8,624,956
  Annuity Payments......................           0             0            0             0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (700,035)     (158,864)  (1,008,604)     (663,167)  (1,211,150)    (310,353)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   2,626,312     1,863,335   (2,485,453)      889,017    1,491,608    3,750,355
  Other charges.........................    (185,746)     (114,489)    (153,116)     (153,241)    (238,656)    (133,663)
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   2,164,987     5,577,719   (2,523,008)    5,591,973    1,011,024   11,931,295
                                         -----------   -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   8,779,447     7,144,811   (3,291,298)    6,191,512    6,941,745   13,695,630

NET ASSETS
  Beginning of period...................  15,761,970     8,617,159   21,291,795    15,100,283   20,789,254    7,093,624
                                         -----------   -----------  -----------   -----------  -----------  -----------
  End of period......................... $24,541,417   $15,761,970  $18,000,497   $21,291,795  $27,730,999  $20,789,254
                                         ===========   ===========  ===========   ===========  ===========  ===========

  Beginning units.......................   1,288,697       816,821    1,960,957     1,418,816    1,858,286      750,360
                                         -----------   -----------  -----------   -----------  -----------  -----------
  Units issued..........................     641,147     1,096,010      581,033     1,616,173      684,723    1,774,359
  Units redeemed........................    (490,450)     (624,134)    (812,674)   (1,074,032)    (607,028)    (666,433)
                                         -----------   -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,439,394     1,288,697    1,729,316     1,960,957    1,935,981    1,858,286
                                         ===========   ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET     AST MFS GLOBAL EQUITY
       PORTFOLIO              RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO             PORTFOLIO
-----------------------    ------------------------  --------------------------  ------------------------
 01/01/2013    01/01/2012   01/01/2013   01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
     TO            TO           TO           TO           TO            TO            TO           TO
 12/31/2013    12/31/2012   12/31/2013   12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
$  (150,373)   $  (53,984) $  (520,298) $  (337,592) $(10,688,658) $ (1,817,234) $  (294,350) $   (69,267)
          0             0            0            0             0     3,244,064            0            0

    409,303       210,908      283,611     (938,086)    5,751,750     3,780,200      670,394      243,678
  2,084,439       534,982    3,963,930    1,295,662    96,664,597    34,237,999    3,745,282    1,903,728
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------



  2,343,369       691,906    3,727,243       19,984    91,727,689    39,445,029    4,121,326    2,078,139
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

    237,521     1,332,704      802,092    6,210,184   119,507,675   214,432,894      846,369    3,825,529
          0             0            0            0       (16,993)      (47,765)           0            0
   (130,910)     (101,406)    (873,227)    (807,838)  (11,187,150)   (6,278,599)    (391,685)    (212,833)
  1,194,219     2,217,682   (1,321,100)   4,381,151     8,249,680    42,569,080    2,201,859    1,392,047
    (78,804)      (45,713)    (272,427)    (219,845)   (6,109,460)   (3,593,349)    (171,794)    (102,160)
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------




  1,222,026     3,403,267   (1,664,662)   9,563,652   110,443,752   247,082,261    2,484,749    4,902,583
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------


  3,565,395     4,095,173    2,062,581    9,583,636   202,171,441   286,527,290    6,606,075    6,980,722

  7,120,449     3,025,276   29,949,908   20,366,272   550,691,991   264,164,701   14,766,508    7,785,786
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
$10,685,844    $7,120,449  $32,012,489  $29,949,908  $752,863,432  $550,691,991  $21,372,583  $14,766,508
===========    ==========  ===========  ===========  ============  ============  ===========  ===========

    566,643       293,943    2,964,339    2,023,534    45,661,822    24,391,241    1,168,557      738,448
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
    298,172       625,878    1,108,455    2,695,125    14,322,506    31,324,650      537,532      952,255
   (212,654)     (353,178)  (1,263,957)  (1,754,320)   (4,937,180)  (10,054,069)    (351,833)    (522,146)
-----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
    652,161       566,643    2,808,837    2,964,339    55,047,148    45,661,822    1,354,256    1,168,557
===========    ==========  ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                         AST JPMORGAN INTERNATIONAL   AST TEMPLETON GLOBAL    AST WELLINGTON MANAGEMENT
                                             EQUITY PORTFOLIO            BOND PORTFOLIO        HEDGED EQUITY PORTFOLIO
                                         ------------------------   ------------------------  ------------------------
                                          01/01/2013    01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                              TO            TO           TO           TO           TO           TO
                                          12/31/2013    12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                         -----------   -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (362,330)  $     4,158  $  (260,564) $   113,393  $  (931,976) $  (406,445)
  Capital gains distributions
   received.............................           0             0            0      251,729            0            0
  Realized gain (loss) on shares
   redeemed.............................     550,579        47,047     (210,653)      31,346    1,124,556      256,583
  Net change in unrealized gain (loss)
   on investments.......................   2,539,203     2,750,619     (525,095)     118,159    9,531,142    2,226,379
                                         -----------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,727,452     2,801,824     (996,312)     514,627    9,723,722    2,076,517
                                         -----------   -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     475,471     2,964,946      414,315    4,433,992   19,999,414   20,838,895
  Annuity Payments......................           0             0            0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (372,783)     (297,787)    (283,138)    (366,680)  (1,442,597)    (804,594)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,979,567     2,387,662     (327,959)   1,803,030   10,791,053    1,630,113
  Other charges.........................    (200,594)     (151,038)    (152,470)    (129,720)    (491,544)    (205,755)
                                         -----------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   1,881,661     4,903,783     (349,252)   5,740,622   28,856,326   21,458,659
                                         -----------   -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,609,113     7,705,607   (1,345,564)   6,255,249   38,580,048   23,535,176

NET ASSETS
  Beginning of period...................  19,759,279    12,053,672   17,671,374   11,416,125   39,949,959   16,414,783
                                         -----------   -----------  -----------  -----------  -----------  -----------
  End of period......................... $24,368,392   $19,759,279  $16,325,810  $17,671,374  $78,530,007  $39,949,959
                                         ===========   ===========  ===========  ===========  ===========  ===========

  Beginning units.......................   1,787,971     1,313,564    1,571,463    1,035,375    4,100,061    1,819,065
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Units issued..........................     666,652     1,468,296      544,718    1,064,529    3,697,762    3,077,000
  Units redeemed........................    (513,656)     (993,889)    (576,546)    (528,441)    (961,402)    (796,004)
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Ending units..........................   1,940,967     1,787,971    1,539,635    1,571,463    6,836,421    4,100,061
                                         ===========   ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET       AST ACADEMIC STRATEGIES       AST BALANCED ASSET        AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO       ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2013      01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2013      12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (7,120,159)   $ (2,740,809) $ (6,539,111) $ (2,483,084) $(10,010,512) $ (3,559,473) $ (7,639,222) $ (2,136,461)
           0               0             0             0             0    13,537,034             0    19,769,310
   5,584,269       4,530,791     6,048,476     3,262,162     8,689,343     5,104,906     4,893,458     1,988,511
  79,579,544      25,645,314    28,289,361    27,729,344    89,512,333    26,157,340    35,190,164     6,895,289
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  78,043,654      27,435,296    27,798,726    28,508,422    88,191,164    41,239,807    32,444,400    26,516,649
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  42,580,874      72,208,643    26,478,926    55,680,594    65,802,454   119,037,626    67,283,941   144,317,246
     (80,101)              0             0             0      (165,999)     (290,287)      (68,786)            0
  (8,944,563)     (5,788,675)  (11,412,141)   (7,387,563)  (18,322,578)  (12,798,215)  (13,583,950)  (10,106,230)
  46,089,890      29,001,937     2,440,739    24,725,926     7,344,424    35,715,392   (35,340,318)    2,449,967
  (3,288,079)     (2,111,004)   (2,723,405)   (2,100,596)   (4,903,289)   (3,503,930)   (3,800,672)   (2,638,158)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  76,358,021      93,310,901    14,784,119    70,918,361    49,755,012   138,160,586    14,490,215   134,022,825
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

 154,401,675     120,746,197    42,582,845    99,426,783   137,946,176   179,400,393    46,934,615   160,539,474

 337,550,536     216,804,339   348,772,697   249,345,914   532,182,338   352,781,945   426,840,024   266,300,550
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$491,952,211    $337,550,536  $391,355,542  $348,772,697  $670,128,514  $532,182,338  $473,774,639  $426,840,024
============    ============  ============  ============  ============  ============  ============  ============

  29,647,790      21,420,963    30,992,629    24,615,273    45,923,327    33,653,172    36,655,273    24,615,353
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  10,349,647      19,557,007     7,878,445    15,687,528    10,381,877    24,461,209     8,331,993    18,123,219
  (4,060,212)    (11,330,180)   (6,662,034)   (9,310,172)   (5,965,709)  (12,191,054)   (6,800,208)   (6,083,299)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  35,937,225      29,647,790    32,209,040    30,992,629    50,339,495    45,923,327    38,187,058    36,655,273
============    ============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                          AST FIRST TRUST BALANCED      AST PRUDENTIAL GROWTH           AST ADVANCED
                                              TARGET PORTFOLIO          ALLOCATION PORTFOLIO        STRATEGIES PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (4,770,297) $    375,150  $ (4,413,517) $   (741,402) $ (7,637,609) $ (1,125,736)
  Capital gains distributions
   received.............................            0             0             0             0             0       978,632
  Realized gain (loss) on shares
   redeemed.............................    2,332,439     1,121,650     3,858,206     1,325,613     3,542,645     2,685,004
  Net change in unrealized gain (loss)
   on investments.......................   37,476,414    12,984,047    37,720,015    13,624,196    67,644,863    25,417,674
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   35,038,556    14,480,847    37,164,704    14,208,407    63,549,899    27,955,574
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   43,646,440    84,911,023    44,386,812    73,832,499    92,094,004   145,489,068
  Annuity Payments......................      (93,212)      (17,014)            0             0       (82,226)      (35,236)
  Surrenders, withdrawals and death
   benefits.............................   (5,052,299)   (3,229,994)   (4,572,979)   (2,120,772)   (8,319,985)   (4,458,320)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    5,443,436    15,264,086    12,596,475    24,654,609    22,200,070    30,640,009
  Other charges.........................   (2,611,995)   (1,693,589)   (2,487,706)   (1,540,896)   (4,287,877)   (2,447,999)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   41,332,370    95,234,512    49,922,602    94,825,440   101,603,986   169,187,522
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   76,370,926   109,715,359    87,087,306   109,033,847   165,153,885   197,143,096

NET ASSETS
  Beginning of period...................  248,028,103   138,312,744   222,116,253   113,082,406   379,954,133   182,811,037
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $324,399,029  $248,028,103  $309,203,559  $222,116,253  $545,108,018  $379,954,133
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................   21,669,843    13,265,213    19,406,256    11,105,442    31,622,440    17,018,736
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Units issued..........................    6,578,541    14,709,530     8,909,515    16,010,851    12,094,167    22,776,358
  Units redeemed........................   (2,954,112)   (6,304,900)   (4,669,461)   (7,710,037)   (3,567,528)   (8,172,654)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................   25,294,272    21,669,843    23,646,310    19,406,256    40,149,079    31,622,440
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET         AST SMALL-CAP GROWTH      AST PIMCO TOTAL RETURN
    GROWTH PORTFOLIO                  PORTFOLIO                  PORTFOLIO               BOND PORTFOLIO
--------------------------   --------------------------  ------------------------  --------------------------
 01/01/2013     01/01/2012    01/01/2013    01/01/2012    01/01/2013   01/01/2012   01/01/2013    01/01/2012
     TO             TO            TO            TO            TO           TO           TO            TO
 12/31/2013     12/31/2012    12/31/2013    12/31/2012    12/31/2013   12/31/2012   12/31/2013    12/31/2012
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
$  (768,137)   $  (450,257)  $   (302,825) $   (331,816) $  (286,035) $  (200,792) $ (4,096,261) $  1,844,475
          0              0              0             0            0            0             0     2,122,034
  2,345,813        595,258              0             0      844,672      232,825       805,216     1,368,839
 14,164,820      2,690,050              0             0    4,141,780      828,600    (5,685,141)    9,112,176
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------

 15,742,496      2,835,051       (302,825)     (331,816)   4,700,417      860,633    (8,976,186)   14,447,524
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------


  1,448,304      9,462,527      2,055,160     9,847,041      473,560    3,444,336     7,010,090    57,662,142
          0         (3,126)      (301,228)            0      (72,237)      (3,992)     (309,072)      (79,548)
 (1,036,326)      (604,612)   (27,868,208)  (21,332,031)    (448,826)    (457,867)   (9,791,401)   (6,778,735)
  3,298,361      6,954,363     24,294,793     9,993,186    1,460,405    2,353,980     9,108,137    29,400,681
   (397,640)      (226,310)      (133,132)     (141,855)    (140,397)     (92,306)   (2,007,318)   (1,621,879)
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------

  3,312,699     15,582,842     (1,952,615)   (1,633,659)   1,272,505    5,244,151     4,010,436    78,582,661
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------

 19,055,195     18,417,893     (2,255,440)   (1,965,475)   5,972,922    6,104,784    (4,965,750)   93,030,185

 34,617,197     16,199,304     19,916,588    21,882,063   13,871,106    7,766,322   247,468,156   154,437,971
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
$53,672,392    $34,617,197   $ 17,661,148  $ 19,916,588  $19,844,028  $13,871,106  $242,502,406  $247,468,156
===========    ===========   ============  ============  ===========  ===========  ============  ============

  2,773,359      1,502,529      2,056,152     2,221,281    1,035,622      646,526    21,224,806    14,092,072
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
  1,336,712      2,333,677      4,821,246     4,261,909      448,667      849,316     6,764,202    13,551,715
 (1,070,130)    (1,062,847)    (5,016,868)   (4,427,038)    (368,893)    (460,220)   (6,434,356)   (6,418,981)
-----------    -----------   ------------  ------------  -----------  -----------  ------------  ------------
  3,039,941      2,773,359      1,860,530     2,056,152    1,115,396    1,035,622    21,554,652    21,224,806
===========    ===========   ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                         AST INTERNATIONAL VALUE AST INTERNATIONAL GROWTH  NVIT DEVELOPING MARKETS
                                                PORTFOLIO                PORTFOLIO                 FUND
                                         ----------------------  ------------------------  ----------------------
                                         01/01/2013  01/01/2012   01/01/2013   01/01/2012  01/01/2013  01/01/2012
                                             TO          TO           TO           TO          TO          TO
                                         12/31/2013  12/31/2012   12/31/2013   12/31/2012  12/31/2013  12/31/2012
                                         ----------  ----------  -----------  -----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $ (138,194) $   26,624  $  (242,163) $   (63,501)  $ (4,040)   $ (9,963)
  Capital gains distributions
   received.............................          0           0            0            0          0           0
  Realized gain (loss) on shares
   redeemed.............................    200,371     (88,699)     310,553       46,543    (87,079)    (74,592)
  Net change in unrealized gain (loss)
   on investments.......................  1,205,870     833,703    2,412,006    1,639,718     75,349     177,614
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................  1,268,047     771,628    2,480,396    1,622,760    (15,770)     93,059
                                         ----------  ----------  -----------  -----------   --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    195,084   1,533,076      345,738    3,985,389      1,949         799
  Annuity Payments......................          0           0            0            0          0           0
  Surrenders, withdrawals and death
   benefits.............................   (270,309)   (164,835)    (229,418)    (120,987)   (82,882)    (98,746)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    484,319     819,994    2,314,318      280,466    124,403       1,421
  Other charges.........................    (72,656)    (52,636)    (152,298)     (99,214)    (1,360)     (1,694)
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    336,438   2,135,599    2,278,340    4,045,654     42,110     (98,220)
                                         ----------  ----------  -----------  -----------   --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  1,604,485   2,907,227    4,758,736    5,668,414     26,340      (5,161)

NET ASSETS
  Beginning of period...................  7,387,404   4,480,177   12,832,439    7,164,025    665,169     670,330
                                         ----------  ----------  -----------  -----------   --------    --------
  End of period......................... $8,991,889  $7,387,404  $17,591,175  $12,832,439   $691,509    $665,169
                                         ==========  ==========  ===========  ===========   ========    ========

  Beginning units.......................    705,540     494,113    1,205,057      784,260     44,357      51,346
                                         ----------  ----------  -----------  -----------   --------    --------
  Units issued..........................    255,728     581,282      525,108    1,092,732     22,191       4,021
  Units redeemed........................   (232,112)   (369,855)    (334,211)    (671,935)   (19,787)    (11,010)
                                         ----------  ----------  -----------  -----------   --------    --------
  Ending units..........................    729,156     705,540    1,395,954    1,205,057     46,761      44,357
                                         ==========  ==========  ===========  ===========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                         SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
  AST INVESTMENT GRADE BOND     AST WESTERN ASSET CORE PLUS
          PORTFOLIO                  BOND PORTFOLIO          AST BOND PORTFOLIO 2018  AST BOND PORTFOLIO 2019
----------------------------    --------------------------  ------------------------  ----------------------
  01/01/2013       01/01/2012    01/01/2013    01/01/2012    01/01/2013   01/01/2012  01/01/2013  01/01/2012
      TO               TO            TO            TO            TO           TO          TO          TO
  12/31/2013       12/31/2012    12/31/2013    12/31/2012    12/31/2013   12/31/2012  12/31/2013  12/31/2012
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
$  (1,591,578)   $  (1,181,495) $  (848,345)  $   605,183   $  (509,023) $  (363,913) $  (46,192) $  (13,650)
            0        5,700,628            0     1,333,248             0      110,842           0      29,557
    3,890,220       35,842,163      (55,128)      345,313       345,160      344,006     (46,769)     (1,419)
   (4,557,529)      (9,733,697)    (750,153)      (19,061)     (932,637)     622,643     (42,526)     (3,809)
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

   (2,258,887)      30,627,599   (1,653,626)    2,264,683    (1,096,500)     713,578    (135,487)     10,679
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

        1,326           31,058    1,150,848    10,203,138            32           53          59           0
            0          (14,459)           0             0             0            0           0           0
   (3,554,062)      (5,486,824)  (1,029,781)     (566,897)     (705,904)    (565,155)   (214,237)    (21,627)
 (219,643,509)    (437,054,915)   6,465,180     5,144,620     1,587,904      700,571     (86,747)  2,294,154
   (1,052,790)      (4,055,949)    (429,618)     (343,412)       (3,784)      (3,435)       (547)        (67)
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

 (224,249,035)    (446,581,089)   6,156,629    14,437,449       878,248      132,034    (301,472)  2,272,460
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------

 (226,507,922)    (415,953,490)   4,503,003    16,702,132      (218,252)     845,612    (436,959)  2,283,139

  272,250,724      688,204,214   45,582,105    28,879,973    21,894,358   21,048,746   2,283,140           1
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
$  45,742,802    $ 272,250,724  $50,085,108   $45,582,105   $21,676,106  $21,894,358  $1,846,181  $2,283,140
=============    =============  ===========   ===========   ===========  ===========  ==========  ==========

   20,928,766       56,740,197    3,919,578     2,627,749     1,799,476    1,787,276     183,095           0
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
   21,813,702       81,569,601    1,980,425     3,231,760     1,118,259      632,036     153,212     205,143
  (39,144,903)    (117,381,032)  (1,444,185)   (1,939,931)   (1,034,810)    (619,836)   (177,738)    (22,048)
-------------    -------------  -----------   -----------   -----------  -----------  ----------  ----------
    3,597,565       20,928,766    4,455,818     3,919,578     1,882,925    1,799,476     158,569     183,095
=============    =============  ===========   ===========   ===========  ===========  ==========  ==========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING      AST GOLDMAN SACHS
                                                PORTFOLIO        MARKETS EQUITY PORTFOLIO  SMALL-CAP VALUE PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2013  01/01/2012   01/01/2013   01/01/2012   01/01/2013     01/01/2012
                                             TO          TO           TO           TO           TO             TO
                                         12/31/2013  12/31/2012   12/31/2013   12/31/2012   12/31/2013     12/31/2012
                                         ----------  ----------  -----------  -----------  -----------    -----------
OPERATIONS
  Net investment income (loss).......... $ (135,962) $  (11,410) $  (449,778) $  (121,976) $  (409,270)   $  (195,213)
  Capital gains distributions
   received.............................          0           0            0      339,838            0              0
  Realized gain (loss) on shares
   redeemed.............................    314,744     134,049      (20,396)    (336,541)   1,342,601        409,844
  Net change in unrealized gain (loss)
   on investments.......................    (91,923)    993,606     (205,550)   2,880,354    6,577,506      1,514,979
                                         ----------  ----------  -----------  -----------  -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     86,859   1,116,245     (675,724)   2,761,675    7,510,837      1,729,610
                                         ----------  ----------  -----------  -----------  -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    277,544   1,819,905      538,818    5,355,572      761,713      4,932,364
  Annuity Payments......................          0           0            0            0            0              0
  Surrenders, withdrawals and death
   benefits.............................   (233,929)    (81,702)    (279,437)    (186,213)    (714,625)      (237,214)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  1,078,377     892,920    3,446,277    3,811,729      821,401      2,572,375
  Other charges.........................    (71,243)    (48,481)    (261,040)    (210,466)    (219,585)      (144,647)
                                         ----------  ----------  -----------  -----------  -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  1,050,749   2,582,642    3,444,618    8,770,622      648,904      7,122,878
                                         ----------  ----------  -----------  -----------  -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  1,137,608   3,698,887    2,768,894   11,532,297    8,159,741      8,852,488

NET ASSETS
  Beginning of period...................  7,170,435   3,471,548   26,030,950   14,498,653   19,892,230     11,039,742
                                         ----------  ----------  -----------  -----------  -----------    -----------
  End of period......................... $8,308,043  $7,170,435  $28,799,844  $26,030,950  $28,051,971    $19,892,230
                                         ==========  ==========  ===========  ===========  ===========    ===========

  Beginning units.......................    547,133     333,835    2,458,495    1,592,487    1,524,692        959,394
                                         ----------  ----------  -----------  -----------  -----------    -----------
  Units issued..........................    341,692     456,643    1,649,117    2,517,714      597,270      1,339,815
  Units redeemed........................   (275,081)   (243,345)  (1,344,345)  (1,651,706)    (542,811)      (774,517)
                                         ----------  ----------  -----------  -----------  -----------    -----------
  Ending units..........................    613,744     547,133    2,763,267    2,458,495    1,579,151      1,524,692
                                         ==========  ==========  ===========  ===========  ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST SCHRODERS GLOBAL              AST RCM WORLD          AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS
    TACTICAL PORTFOLIO             TRENDS PORTFOLIO           THEMATIC PORTFOLIO         MULTI-ASSET PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2013      01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2013      12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (3,656,860)   $ (1,637,927) $ (4,392,593) $ (1,992,949) $ (2,247,596) $ (1,037,698) $ (2,497,869) $ (1,263,976)
           0         602,053             0     4,402,813             0       496,390             0     2,879,907
   2,762,692       2,099,981     1,943,516       984,445     1,376,566       818,542     1,560,481       627,204
  34,133,496      13,523,798    30,323,013     8,685,465    19,425,025     7,800,617    12,828,056     5,821,376
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  33,239,328      14,587,905    27,873,936    12,079,774    18,553,995     8,077,851    11,890,668     8,064,511
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  39,012,719      62,692,680    54,957,620    97,934,845    27,875,624    45,685,661    29,940,162    39,016,865
           0               0       (74,534)      (17,098)            0             0             0             0
  (2,753,623)     (1,410,365)   (4,567,550)   (2,895,888)   (1,288,197)     (704,287)   (3,649,588)   (1,737,598)
  11,280,901      23,691,131      (783,051)   16,047,217     6,123,440     6,957,370    (2,439,337)    9,185,338
  (2,161,984)     (1,264,387)   (2,625,294)   (1,598,741)   (1,320,866)     (773,763)   (1,454,780)   (1,056,667)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  45,378,013      83,709,059    46,907,191   109,470,335    31,390,001    51,164,981    22,396,457    45,407,938
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  78,617,341      98,296,964    74,781,127   121,550,109    49,943,996    59,242,832    34,287,125    53,472,449

 179,780,827      81,483,863   235,725,370   114,175,261   111,416,624    52,173,792   139,813,228    86,340,779
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$258,398,168    $179,780,827  $310,506,497  $235,725,370  $161,360,620  $111,416,624  $174,100,353  $139,813,228
============    ============  ============  ============  ============  ============  ============  ============

  15,190,242       7,911,117    21,003,523    11,121,340     9,458,185     4,964,168    12,411,997     8,325,112
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
   6,113,018      12,393,694     7,410,508    15,152,387     4,058,528     7,846,389     4,555,878     7,240,381
  (2,329,319)     (5,114,569)   (3,196,289)   (5,270,204)   (1,406,694)   (3,352,372)   (2,475,305)   (3,153,496)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  18,973,941      15,190,242    25,217,742    21,003,523    12,110,019     9,458,185    14,492,570    12,411,997
============    ============  ============  ============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                           AST FI PYRAMIS(R) ASSET        PROFUND VP         PROFUND VP CONSUMER
                                            ALLOCATION PORTFOLIO       CONSUMER SERVICES       GOODS PORTFOLIO
                                         --------------------------  --------------------   --------------------
                                          01/01/2013    01/01/2012   01/01/2013 01/01/2012  01/01/2013 01/01/2012
                                              TO            TO           TO         TO          TO         TO
                                          12/31/2013    12/31/2012   12/31/2013 12/31/2012  12/31/2013 12/31/2012
                                         ------------  ------------  ---------- ----------  ---------- ----------
OPERATIONS
  Net investment income (loss).......... $ (2,589,910) $ (1,086,065)  $ (4,671)  $ (5,515)  $  (1,954)  $ (2,177)
  Capital gains distributions
   received.............................            0             0      1,112      1,660           0          0
  Realized gain (loss) on shares
   redeemed.............................    1,830,552       716,635     45,531     28,512      55,412     17,887
  Net change in unrealized gain (loss)
   on investments.......................   25,405,185     8,675,694     77,842     41,779      18,758     14,842
                                         ------------  ------------   --------   --------   ---------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   24,645,827     8,306,264    119,814     66,436      72,216     30,552
                                         ------------  ------------   --------   --------   ---------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   31,225,357    47,335,757     10,003     18,419           0     19,570
  Annuity Payments......................            0             0          0          0           0          0
  Surrenders, withdrawals and death
   benefits.............................   (2,153,263)     (843,643)   (25,179)    (1,555)     (7,489)    (1,602)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   15,541,173    13,178,625    (43,055)   (68,696)   (150,908)   (45,427)
  Other charges.........................   (1,478,549)     (816,214)    (3,102)    (3,182)     (2,569)    (3,017)
                                         ------------  ------------   --------   --------   ---------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   43,134,718    58,854,525    (61,333)   (55,014)   (160,966)   (30,476)
                                         ------------  ------------   --------   --------   ---------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   67,780,545    67,160,789     58,481     11,422     (88,750)        76

NET ASSETS
  Beginning of period...................  120,257,369    53,096,580    329,782    318,360     309,540    309,464
                                         ------------  ------------   --------   --------   ---------   --------
  End of period......................... $188,037,914  $120,257,369   $388,263   $329,782   $ 220,790   $309,540
                                         ============  ============   ========   ========   =========   ========

  Beginning units.......................   10,343,938     5,117,071     24,272     28,187      25,290     27,614
                                         ------------  ------------   --------   --------   ---------   --------
  Units issued..........................    5,340,707     8,641,888      4,120      6,303         407      7,026
  Units redeemed........................   (1,726,970)   (3,415,021)    (7,655)   (10,218)    (11,443)    (9,350)
                                         ------------  ------------   --------   --------   ---------   --------
  Ending units..........................   13,957,675    10,343,938     20,737     24,272      14,254     25,290
                                         ============  ============   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP              PROFUND VP            PROFUND VP            PROFUND VP
     FINANCIALS              HEALTH CARE           INDUSTRIALS         MID-CAP GROWTH
--------------------    --------------------  --------------------  --------------------
01/01/2013   01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
    TO           TO         TO         TO         TO         TO         TO         TO
12/31/2013   12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
----------   ---------- ---------- ---------- ---------- ---------- ---------- ----------
$  (5,244)    $ (6,939) $  (4,892)  $ (4,666) $  (2,959)  $ (4,172)  $ (1,770)  $ (1,591)
        0            0          0          0          0          0          0          0
   70,592       24,480     61,008     28,837     58,663     20,490     17,585      3,168
   60,686       83,373     77,435     35,071     37,845     25,260     13,069     10,667
---------     --------  ---------   --------  ---------   --------   --------   --------

  126,034      100,914    133,551     59,242     93,549     41,578     28,884     12,244
---------     --------  ---------   --------  ---------   --------   --------   --------

        0       21,716          0     15,913          0     11,307          0      5,672
        0            0          0          0          0          0          0          0
  (25,066)     (46,935)   (25,499)    (1,487)    (3,349)    (1,463)      (603)      (285)
 (156,966)     (62,933)   (79,942)   (62,329)  (147,229)   (22,679)   (56,588)    15,477
   (4,057)      (4,219)    (3,481)    (3,563)    (2,836)    (3,065)      (996)      (935)
---------     --------  ---------   --------  ---------   --------   --------   --------

 (186,089)     (92,371)  (108,922)   (51,466)  (153,414)   (15,900)   (58,187)    19,929
---------     --------  ---------   --------  ---------   --------   --------   --------

  (60,055)       8,543     24,629      7,776    (59,865)    25,678    (29,303)    32,173

  469,299      460,756    374,852    367,076    315,112    289,434    119,203     87,030
---------     --------  ---------   --------  ---------   --------   --------   --------
$ 409,244     $469,299  $ 399,481   $374,852  $ 255,247   $315,112   $ 89,900   $119,203
=========     ========  =========   ========  =========   ========   ========   ========

   68,847       83,052     30,013     33,986     31,372     32,874     10,255      8,510
---------     --------  ---------   --------  ---------   --------   --------   --------
    6,195       26,427      4,521     10,485      4,009     15,432      1,280      5,159
  (28,912)     (40,632)   (11,314)   (14,458)   (16,716)   (16,934)    (5,524)    (3,414)
---------     --------  ---------   --------  ---------   --------   --------   --------
   46,130       68,847     23,220     30,013     18,665     31,372      6,011     10,255
=========     ========  =========   ========  =========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                             MID-CAP VALUE          REAL ESTATE        SMALL-CAP GROWTH
                                         --------------------  --------------------  --------------------
                                         01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $   (770)  $ (1,216)  $   (212)  $  1,441   $  (695)   $  (497)
  Capital gains distributions
   received.............................         0          0          0          0     2,094          0
  Realized gain (loss) on shares
   redeemed.............................    11,348      7,323      5,171      8,170     2,347      1,488
  Net change in unrealized gain (loss)
   on investments.......................     7,229      6,156     (6,614)     7,362    11,025      1,969
                                          --------   --------   --------   --------   -------    -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    17,807     12,263     (1,655)    16,973    14,771      2,960
                                          --------   --------   --------   --------   -------    -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         0      6,321          0      4,265    10,000      1,282
  Annuity Payments......................         0          0          0          0         0          0
  Surrenders, withdrawals and death
   benefits.............................      (604)   (11,063)    (7,018)      (208)   (1,953)    (8,057)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (32,410)   (18,049)     9,934     14,616    32,309      9,776
  Other charges.........................      (596)      (749)    (1,212)    (1,150)     (421)      (240)
                                          --------   --------   --------   --------   -------    -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (33,610)   (23,540)     1,704     17,523    39,935      2,761
                                          --------   --------   --------   --------   -------    -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (15,803)   (11,277)        49     34,496    54,706      5,721

NET ASSETS
  Beginning of period...................    69,651     80,928    144,105    109,609    31,817     26,096
                                          --------   --------   --------   --------   -------    -------
  End of period.........................  $ 53,848   $ 69,651   $144,154   $144,105   $86,523    $31,817
                                          ========   ========   ========   ========   =======    =======

  Beginning units.......................     6,471      8,634     14,160     12,429     2,741      2,491
                                          --------   --------   --------   --------   -------    -------
  Units issued..........................         0      2,447      2,802      7,343     3,947      1,912
  Units redeemed........................    (2,629)    (4,610)    (2,605)    (5,612)   (1,300)    (1,662)
                                          --------   --------   --------   --------   -------    -------
  Ending units..........................     3,842      6,471     14,357     14,160     5,388      2,741
                                          ========   ========   ========   ========   =======    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
   SMALL-CAP VALUE      TELECOMMUNICATIONS         UTILITIES         LARGE-CAP GROWTH
--------------------   --------------------  --------------------  --------------------
01/01/2013  01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2013  12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $   (254)   $  (294)   $  3,744   $  7,533   $  2,466   $  3,242   $   (601)  $  (816)
        0          0      11,477          0          0          0          0         0
    4,279        955      16,444     14,768     12,853     11,656      4,946     3,326
    2,153      2,160     (10,214)    18,321      8,706    (17,498)     7,935     1,514
 --------    -------    --------   --------   --------   --------   --------   -------

    6,178      2,821      21,451     40,622     24,025     (2,600)    12,280     4,024
 --------    -------    --------   --------   --------   --------   --------   -------

        0        648           0     11,450          0     13,972          0       238
        0          0           0          0          0          0          0         0

        0          0     (24,586)    (1,511)   (24,498)    (1,313)         0         0
  (11,055)    (2,071)    (67,161)   (56,167)   (25,538)   (54,756)   (12,990)    8,331
     (170)      (174)     (2,105)    (2,536)    (1,977)    (2,424)      (367)     (351)
 --------    -------    --------   --------   --------   --------   --------   -------

  (11,225)    (1,597)    (93,852)   (48,764)   (52,013)   (44,521)   (13,357)    8,218
 --------    -------    --------   --------   --------   --------   --------   -------

   (5,047)     1,224     (72,401)    (8,142)   (27,988)   (47,121)    (1,077)   12,242

   20,483     19,259     246,598    254,740    211,621    258,742     49,185    36,943
 --------    -------    --------   --------   --------   --------   --------   -------
 $ 15,436    $20,483    $174,197   $246,598   $183,633   $211,621   $ 48,108   $49,185
 ========    =======    ========   ========   ========   ========   ========   =======

    1,847      1,988      24,409     28,944     22,559     27,191      4,585     3,831
 --------    -------    --------   --------   --------   --------   --------   -------
      622        381       3,995      8,977      3,465     13,353      2,739     4,972
   (1,443)      (522)    (12,788)   (13,512)    (8,471)   (17,985)    (3,856)   (4,218)
 --------    -------    --------   --------   --------   --------   --------   -------
    1,026      1,847      15,616     24,409     17,553     22,559      3,468     4,585
 ========    =======    ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                    SUBACCOUNTS
                                         -------------------------------------------------------------------
                                              PROFUND VP                               AST JENNISON LARGE-CAP
                                            LARGE-CAP VALUE    AST BOND PORTFOLIO 2020    VALUE PORTFOLIO
                                         --------------------  ----------------------  ---------------------
                                         01/01/2013 01/01/2012 01/01/2013  01/01/2012  01/01/2013 01/01/2012
                                             TO         TO         TO          TO          TO         TO
                                         12/31/2013 12/31/2012 12/31/2013  12/31/2012  12/31/2013 12/31/2012
                                         ---------- ---------- ----------  ----------  ---------- ----------
OPERATIONS
  Net investment income (loss)..........     (483)   $   (743)   (37,837)  $  (2,275)   (134,368) $  (63,185)
  Capital gains distributions
   received.............................        0           0          0      12,074           0           0
  Realized gain (loss) on shares
   redeemed.............................    7,019      13,261    (25,305)     34,556     315,860      15,087
  Net change in unrealized gain (loss)
   on investments.......................   12,858       2,978    (66,186)    (34,325)  1,769,724     485,373
                                          -------    --------  ---------   ---------   ---------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   19,394      15,496   (129,328)     10,030   1,951,216     437,275
                                          -------    --------  ---------   ---------   ---------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        0       1,906          0           4     284,135   1,487,840
  Annuity Payments......................        0           0          0           0           0           0
  Surrenders, withdrawals and death
   benefits.............................     (813)    (53,942)   (12,504)     (2,456)    (91,700)    (22,975)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (19,813)    (27,699) 4,473,863    (618,483)  1,649,079     909,265
  Other charges.........................     (723)       (944)      (103)        (44)    (76,092)    (46,956)
                                          -------    --------  ---------   ---------   ---------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (21,349)    (80,679) 4,461,256    (620,979)  1,765,422   2,327,174
                                          -------    --------  ---------   ---------   ---------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (1,955)    (65,183) 4,331,928    (610,949)  3,716,638   2,764,449

NET ASSETS
  Beginning of period...................   75,397     140,580    134,938     745,887   6,100,699   3,336,250
                                          -------    --------  ---------   ---------   ---------  ----------
  End of period.........................   73,442    $ 75,397  4,466,866   $ 134,938   9,817,337  $6,100,699
                                          =======    ========  =========   =========   =========  ==========

  Beginning units.......................    8,294      17,584     10,681      65,882     556,714     338,692
                                          -------    --------  ---------   ---------   ---------  ----------
  Units issued..........................      192       3,334    560,578       9,721     333,046     530,942
  Units redeemed........................   (2,173)    (12,624)  (191,052)    (64,922)   (195,640)   (312,920)
                                          -------    --------  ---------   ---------   ---------  ----------
  Ending units..........................    6,313       8,294    380,207      10,681     694,120     556,714
                                          =======    ========  =========   =========   =========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                                             WELLS FARGO ADVANTAGE VT
 AST JENNISON LARGE-CAP                                                      INTERNATIONAL EQUITY
    GROWTH PORTFOLIO     AST BOND PORTFOLIO 2017   AST BOND PORTFOLIO 2021      FUND - CLASS 1
-----------------------  -----------------------  -------------------------  -----------------------
01/01/2013   01/01/2012  01/01/2013   01/01/2012   01/01/2013    01/01/2012  01/01/2013   01/01/2012
    TO           TO          TO           TO           TO            TO          TO           TO
12/31/2013   12/31/2012  12/31/2013   12/31/2012   12/31/2013    12/31/2012  12/31/2013   12/31/2012
----------  -----------  ----------  -----------  ------------  -----------  ----------   ----------
  (207,206) $  (144,628)   (392,468) $  (349,584) $   (367,038) $  (435,040) $  (1,000)    $   (190)

         0            0           0            0             0      622,481      2,489       13,810

   542,839      132,373     457,506      366,417     1,029,654    1,311,773     19,581        1,218

 3,319,379      678,640    (743,479)     572,745    (2,044,559)      (4,266)    (2,707)       9,950
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------



 3,655,012      666,385    (678,441)     589,578    (1,381,943)   1,494,948     18,363       24,788
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------

   644,722    3,894,363           0           (2)          111            0         71            0
         0            0     (36,290)           0             0            0          0            0
  (185,278)     (64,564)   (467,799)    (427,854)     (631,660)    (667,214)  (183,833)     (15,107)

  (364,441)   1,532,209  (7,313,714)     558,404   (17,391,882)  (6,182,916)    (1,886)       4,499
  (115,303)     (75,898)     (4,315)      (5,591)       (5,030)     (10,362)       (26)         (22)
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------

   (20,300)   5,286,110  (7,822,118)     124,957   (18,028,461)  (6,860,492)  (185,674)     (10,630)
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------

 3,634,712    5,952,495  (8,500,559)     714,535   (19,410,404)  (5,365,544)  (167,311)      14,158

10,609,945    4,657,450  21,846,905   21,132,370    28,166,626   33,532,170    219,724      205,566
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------
14,244,657  $10,609,945  13,346,346  $21,846,905  $  8,756,222  $28,166,626  $  52,413     $219,724
==========  ===========  ==========  ===========  ============  ===========  =========     ========

   875,800      435,071   1,846,896    1,835,904     2,129,378    2,641,568     15,969       16,691
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------
   305,757      766,099     718,114      878,207       616,179    1,013,425         39          896
  (302,840)    (325,370) (1,388,031)    (867,215)   (2,013,311)  (1,525,615)   (12,778)      (1,618)
----------  -----------  ----------  -----------  ------------  -----------  ---------     --------
   878,717      875,800   1,176,979    1,846,896       732,246    2,129,378      3,230       15,969
==========  ===========  ==========  ===========  ============  ===========  =========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                             OMEGA GROWTH            SMALL CAP VALUE
                                            FUND - CLASS 1           FUND - CLASS 1         AST BOND PORTFOLIO 2022
                                         -----------------------  -----------------------  ------------------------
                                         01/01/2013   01/01/2012  01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                             TO           TO          TO           TO           TO           TO
                                         12/31/2013   12/31/2012  12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                         ----------   ----------  ----------   ----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (4,650)    $ (6,125)   $  (466)     $  (323)   $  (372,692) $  (379,428)
  Capital gains distributions
   received.............................    22,144       23,469          0            0              0       36,319
  Realized gain (loss) on shares
   redeemed.............................    51,518        7,982      1,813        1,216        205,197      531,946
  Net change in unrealized gain (loss)
   on investments.......................    35,658       34,762      6,670        6,451     (1,835,272)     605,205
                                         ---------     --------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   104,670       60,088      8,017        7,344     (2,002,767)     794,042
                                         ---------     --------    -------      -------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         0            1          0           (1)             0           17
  Annuity Payments......................         0            0          0            0              0            0
  Surrenders, withdrawals and death
   benefits.............................  (147,441)     (14,243)    (5,240)      (5,183)    (2,572,577)    (430,356)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (4,873)      (6,498)         0            0     (4,367,761)   5,596,043
  Other charges.........................         0           (5)      (202)        (190)        (4,232)      (4,707)
                                         ---------     --------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (152,314)     (20,745)    (5,442)      (5,374)    (6,944,570)   5,160,997
                                         ---------     --------    -------      -------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (47,644)      39,343      2,575        1,970     (8,947,337)   5,955,039

NET ASSETS
  Beginning of period...................   365,261      325,918     62,762       60,792     21,558,826   15,603,787
                                         ---------     --------    -------      -------    -----------  -----------
  End of period......................... $ 317,617     $365,261    $65,337      $62,762    $12,611,489  $21,558,826
                                         =========     ========    =======      =======    ===========  ===========

  Beginning units.......................   168,936      178,914      5,173        5,634      1,736,527    1,301,756
                                         ---------     --------    -------      -------    -----------  -----------
  Units issued..........................         0        1,977          0           47        974,134    1,322,912
  Units redeemed........................   (62,386)     (11,955)      (413)        (508)    (1,560,609)    (888,141)
                                         ---------     --------    -------      -------    -----------  -----------
  Ending units..........................   106,550      168,936      4,760        5,173      1,150,052    1,736,527
                                         =========     ========    =======      =======    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
  AST QUANTITATIVE        AST BLACKROCK GLOBAL    WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND
 MODELING PORTFOLIO       STRATEGIES PORTFOLIO    OPPORTUNITY FUND - CLASS 1        PORTFOLIO
--------------------   -------------------------  -------------------------  ----------------------
01/01/2013  01/01/2012  01/01/2013    01/01/2012  01/01/2013    01/01/2012   01/01/2013   01/01/2012
    TO          TO          TO            TO          TO            TO           TO           TO
12/31/2013  12/31/2012  12/31/2013    12/31/2012  12/31/2013    12/31/2012   12/31/2013   12/31/2012
----------  ---------- ------------  -----------  ----------    ----------   ----------   ----------
 $ (2,120)   $  (834)  $ (1,679,417) $  (807,088)  $ (2,298)     $ (2,561)   $ (110,946)  $  (53,631)
        0          0              0            0          0            71             0        6,348
    6,049        (25)       763,114       36,625     20,672        14,141        14,283       44,175
   23,479      4,378      9,898,160    6,636,996     27,537        22,873      (183,306)     175,383
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

   27,408      3,519      8,981,857    5,866,533     45,911        34,524      (279,969)     172,275
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

  151,164     11,473     25,858,365   38,492,837          0             0       546,666    5,253,419
        0          0              0            0          0             0             0            0
       (1)    (5,000)    (3,405,159)  (3,027,458)   (78,380)      (91,868)     (152,476)     (26,732)
  173,081     63,714          3,442    1,493,989     (2,038)       (1,008)      820,257    1,100,495
      (61)       (45)      (813,238)    (425,649)       (31)          (29)      (75,697)     (24,447)
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

  324,183     70,142     21,643,410   36,533,719    (80,449)      (92,905)    1,138,750    6,302,735
 --------    -------   ------------  -----------   --------      --------    ----------   ----------

  351,591     73,661     30,625,267   42,400,252    (34,538)      (58,381)      858,781    6,475,010

   73,661          0     86,714,025   44,313,773    209,692       268,073     6,835,314      360,304
 --------    -------   ------------  -----------   --------      --------    ----------   ----------
 $425,252    $73,661   $117,339,292  $86,714,025   $175,154      $209,692    $7,694,095   $6,835,314
 ========    =======   ============  ===========   ========      ========    ==========   ==========

    7,416          0      8,594,013    4,834,702     17,208        25,046       643,150       35,775
 --------    -------   ------------  -----------   --------      --------    ----------   ----------
   31,530      8,093      3,110,308    4,842,479          0            60       561,827      937,632
   (3,019)      (677)    (1,024,546)  (1,083,168)    (6,050)       (7,898)     (453,930)    (330,257)
 --------    -------   ------------  -----------   --------      --------    ----------   ----------
   35,927      7,416     10,679,775    8,594,013     11,158        17,208       751,047      643,150
 ========    =======   ============  ===========   ========      ========    ==========   ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                         SUBACCOUNTS
                                         ---------------------------------------------------------------------------

                                                                                              AST FRANKLIN TEMPLETON
                                          AST NEUBERGER BERMAN           AST BOND                 FOUNDING FUNDS
                                           CORE BOND PORTFOLIO        PORTFOLIO 2023           ALLOCATION PORTFOLIO
                                         ----------------------  -----------------------    --------------------------
                                         01/01/2013  01/01/2012   01/01/2013  1/3/2012*      01/01/2013    4/30/2012*
                                             TO          TO           TO          TO             TO            TO
                                         12/31/2013  12/31/2012   12/31/2013  12/31/2012     12/31/2013    12/31/2012
                                         ----------  ----------  -----------  ----------    ------------  ------------
OPERATIONS
  Net investment income (loss).......... $  (66,172) $  (31,298) $  (475,320) $  (24,877)   $ (4,206,332) $   (981,950)
  Capital gains distributions
   received.............................          0       1,317            0           0               0             0
  Realized gain (loss) on shares
   redeemed.............................     (1,583)      5,928     (927,982)      7,752       2,723,691      (464,899)
  Net change in unrealized gain (loss)
   on investments.......................   (105,926)     77,269   (1,038,596)     34,932      52,339,337     3,799,884
                                         ----------  ----------  -----------  ----------    ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   (173,681)     53,216   (2,441,898)     17,807      50,856,696     2,353,035
                                         ----------  ----------  -----------  ----------    ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    117,870   2,430,687            0           0      17,591,743    26,496,096
  Annuity Payments......................          0           0     (801,538)          0               0             0
  Surrenders, withdrawals and death
   benefits.............................    (78,783)    (19,376)  (1,797,099)    (73,375)     (4,537,033)     (678,968)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  2,381,969     730,285   35,155,070   3,964,015       9,717,037   182,098,416
  Other charges.........................    (36,706)    (17,869)      (9,618)          0      (2,395,627)     (540,950)
                                         ----------  ----------  -----------  ----------    ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,384,350   3,123,727   32,546,815   3,890,640      20,376,120   207,374,594
                                         ----------  ----------  -----------  ----------    ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  2,210,669   3,176,943   30,104,917   3,908,447      71,232,816   209,727,629

NET ASSETS
  Beginning of period...................  3,621,232     444,289    3,908,447           0     209,727,629             0
                                         ----------  ----------  -----------  ----------    ------------  ------------
  End of period......................... $5,831,901  $3,621,232  $34,013,364  $3,908,447    $280,960,445  $209,727,629
                                         ==========  ==========  ===========  ==========    ============  ============

  Beginning units.......................    348,513      44,118      376,166           0      19,510,744             0
                                         ----------  ----------  -----------  ----------    ------------  ------------
  Units issued..........................    365,051     388,938    7,536,923     414,532       4,662,450    22,006,729
  Units redeemed........................   (125,514)    (84,543)  (4,180,037)    (38,366)     (2,811,657)   (2,495,985)
                                         ----------  ----------  -----------  ----------    ------------  ------------
  Ending units..........................    588,050     348,513    3,733,052     376,166      21,361,537    19,510,744
                                         ==========  ==========  ===========  ==========    ============  ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                                                            AST AQR
                             AST WESTERN ASSET                               AST BOND       EMERGING
    AST NEW DISCOVERY        EMERGING MARKETS            AST MFS             PORTFOLIO   MARKETS EQUITY
ASSET ALLOCATION PORTFOLIO    DEBT PORTFOLIO      LARGE-CAP VALUE PORTFOLIO    2024        PORTFOLIO
------------------------   --------------------   ------------------------  -----------  --------------
 01/01/2013    4/30/2012*  01/01/2013  8/20/2012* 01/01/2013    8/20/2012*  01/02/2013*   02/25/2013*
     TO            TO          TO          TO         TO            TO          TO             TO
 12/31/2013    12/31/2012  12/31/2013  12/31/2012 12/31/2013    12/31/2012  12/31/2013     12/31/2013
-----------   -----------  ----------  ---------- ----------    ----------  -----------  --------------
$  (514,748)  $   (29,115)  $ (1,317)   $   (80)  $   (9,730)    $   (98)   $  (105,731)    $  (208)
          0             0          0          0            0           0              0           0

    619,730      (116,623)      (249)       (14)      12,759         (57)      (250,204)         (5)

  4,854,216       835,954     (8,278)       575      142,201         232       (268,258)        465
-----------   -----------   --------    -------    ----------    -------    -----------     -------

  4,959,198       690,216     (9,844)       481      145,230          77       (624,193)        252
-----------   -----------   --------    -------    ----------    -------    -----------     -------

 10,226,358     7,175,938     57,841     67,352       45,805         185              0      15,901
          0             0          0          0            0           0              0           0

   (528,411)     (167,655)    (3,581)         0       (1,195)          0       (351,980)       (467)

  1,522,326    16,016,273       (657)      (137)   1,137,700      39,974     10,021,237      37,041
   (304,247)     (114,215)        (4)         0       (5,406)        (39)           (24)         (3)
-----------   -----------   --------    -------    ----------    -------    -----------     -------

 10,916,026    22,910,341     53,599     67,215    1,176,904      40,120      9,669,233      52,472
-----------   -----------   --------    -------    ----------    -------    -----------     -------

 15,875,224    23,600,557     43,755     67,696    1,322,134      40,197      9,045,040      52,724

 23,600,557             0     67,696          0       40,197           0              0           0
-----------   -----------   --------    -------    ----------    -------    -----------     -------
$39,475,781   $23,600,557   $111,451    $67,696   $1,362,331     $40,197    $ 9,045,040     $52,724
===========   ===========   ========    =======    ==========    =======    ===========     =======

  2,285,241             0      6,510          0        3,943           0              0           0
-----------   -----------   --------    -------    ----------    -------    -----------     -------
  1,661,174     2,936,117      7,871      8,144      127,375       4,154      2,104,496       5,263
   (658,821)     (650,876)    (2,517)    (1,634)     (30,057)       (211)    (1,069,256)        (46)
-----------   -----------   --------    -------    ----------    -------    -----------     -------
  3,287,594     2,285,241     11,864      6,510      101,261       3,943      1,035,240       5,217
===========   ===========   ========    =======    ==========    =======    ===========     =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                                  SUBACCOUNTS
                                                                -----------------------------------------------
                                                                    AST       AST QMA
                                                                CLEARBRIDGE  EMERGING    AST MULTI-      AST
                                                                 DIVIDEND     MARKETS   SECTOR FIXED  BLACKROCK
                                                                  GROWTH      EQUITY       INCOME    ISHARES ETF
                                                                 PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                ----------- ----------- ------------ -----------
                                                                02/25/2013* 02/25/2013* 02/25/2013*  04/29/2013*
                                                                    TO          TO           TO          TO
                                                                12/31/2013  12/31/2013   12/31/2013  12/31/2013
                                                                ----------- ----------- ------------ -----------
OPERATIONS
  Net investment income (loss)................................. $  (11,171)   $   (75)  $  (463,989) $  (41,833)
  Capital gains distributions received.........................          0          0             0           0
  Realized gain (loss) on shares redeemed......................      3,153          4         3,693      15,329
  Net change in unrealized gain (loss) on investments..........    145,263        612       744,306     335,429
                                                                ----------    -------   -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS..................................................    137,245        541       284,010     308,925
                                                                ----------    -------   -----------  ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..................................    171,320      2,248    97,629,901   6,188,541
  Annuity Payments.............................................          0          0             0           0
  Surrenders, withdrawals and death benefits...................     (2,892)         0      (618,806)   (190,091)
  Net transfers between other subaccounts or fixed rate option.  1,593,200     10,504             0   1,387,137
  Other charges................................................     (3,973)         0             0     (17,354)
                                                                ----------    -------   -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS.................................  1,757,655     12,752    97,011,095   7,368,233
                                                                ----------    -------   -----------  ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS........................  1,894,900     13,293    97,295,105   7,677,158

NET ASSETS
  Beginning of period..........................................          0          0             0           0
                                                                ----------    -------   -----------  ----------
  End of period................................................ $1,894,900    $13,293   $97,295,105  $7,677,158
                                                                ==========    =======   ===========  ==========

  Beginning units..............................................          0          0             0           0
                                                                ----------    -------   -----------  ----------
  Units issued.................................................    179,324      1,383    11,057,341     825,859
  Units redeemed...............................................    (16,784)         0      (829,370)    (94,833)
                                                                ----------    -------   -----------  ----------
  Ending units.................................................    162,540      1,383    10,227,971     731,026
                                                                ==========    =======   ===========  ==========


*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                            SUBACCOUNTS (CONTINUED)
               -------------------------------------------------
               AST FRANKLIN
                TEMPLETON   AST DEFENSIVE
                 FOUNDING       ASSET       AST AQR     AST QMA
                FUNDS PLUS   ALLOCATION    LARGE-CAP   LARGE-CAP
                PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
               ------------ ------------- ----------- -----------
               04/29/2013*   04/29/2013*  04/29/2013* 04/29/2013*
                    TO           TO           TO          TO
                12/31/2013   12/31/2013   12/31/2013  12/31/2013
               ------------ ------------- ----------- -----------
               $  (126,281)  $  (45,980)   $ (1,191)    $  (16)
                         0            0           0          0
                    55,093       16,653       5,893          1
                 1,249,276      124,024      31,855        444
               -----------   ----------    --------     ------

                 1,178,088       94,697      36,557        429
               -----------   ----------    --------     ------

                12,876,967    6,890,559       4,320      3,043
                         0            0           0          0
                   (45,531)     (66,529)          0          0
                 7,800,752      650,795     816,494          0
                   (60,218)     (19,724)        (82)         0
               -----------   ----------    --------     ------

                20,571,970    7,455,101     820,732      3,043
               -----------   ----------    --------     ------

                21,750,058    7,549,798     857,289      3,472

                         0            0           0          0
               -----------   ----------    --------     ------
               $21,750,058   $7,549,798    $857,289     $3,472
               ===========   ==========    ========     ======

                         0            0           0          0
               -----------   ----------    --------     ------
                 2,218,314    1,105,033     149,619        297
                  (207,675)    (325,906)    (76,068)         0
               -----------   ----------    --------     ------
                 2,010,639      779,127      73,551        297
               ===========   ==========    ========     ======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                       NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT DECEMBER 31,
                                     2013

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of the following contracts are invested in the Account:

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Select and Discovery Choice Variable Annuity Contracts Prudential Premier B, L, X Series
       Prudential Premier Bb Series
       Prudential Premier Retirement X, B, L, C Series
       Prudential Premier Advisor
       Prudential Premier Retirement Variable Annuity
       Prudential Defined Income Annuity

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty three subaccounts within the Account, of which one hundred twenty one had activity during 2013. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:
AllianceBernstein Large Cap Growth Portfolio Class B
VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock iShares ETF Portfolio
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio (formerly AST Clearbridge Dividend
 Growth Portfolio)
AST Cohen & Steers Realty Portfolio
AST Defensive Asset Allocation Portfolio
AST Federated Aggressive Growth Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio (formerly AST Horizon Moderate Asset
 Allocation Portfolio)
AST Goldman Sachs Small-Cap Value Portfolio
AST Herndon Large-Cap Value Portfolio (formerly AST BlackRock Value Portfolio) AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio (formerly AST JPMorgan
 International Equity Portfolio)

                                      A55

AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio (formerly AST Marsico Capital
 Growth Portfolio)
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Multi-Sector Fixed Income Portfolio (formerly AST Long Duration Bond
 Portfolio)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio (formerly AST First Trust Capital
 Appreciation Target Portfolio)
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation
 Portfolio)
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio (formerly AST T. Rowe Price Global Bond
 Portfolio)
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Davis Value Portfolio
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Fund - Class 1
Wells Fargo Advantage VT Omega Growth Fund - Class 1
Wells Fargo Advantage VT Opportunity Fund - Class 1
Wells Fargo Advantage VT Small Cap Growth Fund - Class 1*
Wells Fargo Advantage VT Small Cap Value Fund - Class 1
        --------
        * Subaccount available for investment but had no assets as of December 31, 2013

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

                                      A56

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES


        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account's net assets or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

                                      A57

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

        As of December 31, 2013, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of The Prudential Series Fund and the Advanced Series Trust, and any non-proprietary funds where the net asset value is not readily observable by the public, which are classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund and the Advanced Series Trust). $7,447,199,969
Wells Fargo Advantage VT Opportunity Fund - Class 1.......................... $      175,154

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Periodically there are transfers between Level 1 and Level 2 for assets held in the Account. The classification of the Account investments may vary dependent on the availability of information to the public. Should an investment's net asset value become publicly observable, the investment would be transferred from Level 2 to Level 1, and conversely transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public. During 2013, there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2012.

    AllianceBernstein Large Cap Growth Portfolio Class B......... $  457,152
    Davis Value Portfolio........................................ $2,130,939
    Janus Aspen Janus Portfolio - Service Shares................. $  389,239
    Janus Aspen Janus Portfolio - Institutional Shares........... $5,085,360
    Janus Aspen Overseas Portfolio - Institutional Shares........ $8,556,231
    NVIT Developing Markets Fund................................. $  665,169
    ProFund VP Consumer Services................................. $  329,782
    ProFund VP Consumer Goods Portfolio.......................... $  309,540
    ProFund VP Financials........................................ $  469,299
    ProFund VP Health Care....................................... $  374,852
    ProFund VP Industrials....................................... $  315,112
    ProFund VP Mid-Cap Growth.................................... $  119,203
    ProFund VP Mid-Cap Value..................................... $   69,651
    ProFund VP Real Estate....................................... $  144,105
    ProFund VP Small-Cap Growth.................................. $   31,817
    ProFund VP Small-Cap Value................................... $   20,483
    ProFund VP Telecommunications................................ $  246,598
    ProFund VP Utilities......................................... $  211,621
    ProFund VP Large-Cap Growth.................................. $   49,185
    ProFund VP Large-Cap Value................................... $   75,397
    Wells Fargo Advantage VT International Equity Fund - Class 1. $  219,724
    Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $  365,261
    Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $   62,762

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                                      A58

NOTE 5: PURCHASES AND SALES OF INVESTMENTS


        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2013 were as follows:

                                                                PURCHASES      SALES
                                                               ------------ -----------
Prudential Money Market Portfolio............................. $  3,728,051 $ 4,924,713
Prudential Diversified Bond Portfolio......................... $    464,620 $ 3,191,458
Prudential Equity Portfolio................................... $    354,412 $ 4,075,177
Prudential Value Portfolio.................................... $    782,925 $ 6,556,717
Prudential High Yield Bond Portfolio.......................... $  1,029,676 $ 3,307,885
Prudential Stock Index Portfolio.............................. $  1,528,288 $ 5,825,105
Prudential Global Portfolio................................... $    102,346 $   802,371
Prudential Jennison Portfolio................................. $    366,100 $ 3,779,776
Prudential Small Capitalization Stock Portfolio............... $    316,119 $ 1,093,489
T. Rowe Price International Stock Portfolio................... $    121,747 $   177,974
T. Rowe Price Equity Income Portfolio......................... $    136,290 $   821,950
Invesco V.I. Core Equity Fund................................. $    124,926 $ 1,386,462
Janus Aspen Janus Portfolio - Institutional Shares............ $     57,895 $   881,707
Janus Aspen Overseas Portfolio - Institutional Shares......... $    165,677 $ 1,484,829
MFS(R) Research Series - Initial Class........................ $     32,345 $   291,309
MFS(R) Growth Series - Initial Class.......................... $    231,971 $ 1,031,023
VP Value Fund................................................. $    155,666 $   558,770
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $    110,796 $   358,900
Prudential Jennison 20/20 Focus Portfolio..................... $     31,821 $   691,643
Davis Value Portfolio......................................... $      3,210 $   460,055
AllianceBernstein Large Cap Growth Portfolio Class B.......... $    145,475 $   109,840
Prudential SP Small Cap Value Portfolio....................... $    233,782 $ 1,996,109
Janus Aspen Janus Portfolio - Service Shares.................. $      4,040 $    50,010
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $     94,319 $ 1,514,036
Prudential SP International Growth Portfolio.................. $     50,270 $   557,159
Prudential SP International Value Portfolio................... $     15,070 $   579,301
AST Goldman Sachs Large-Cap Value Portfolio................... $  5,711,013 $ 3,930,430
AST Schroders Multi-Asset World Strategies Portfolio.......... $ 41,608,628 $28,300,435
AST Cohen & Steers Realty Portfolio........................... $  6,728,247 $ 5,854,717
AST J.P. Morgan Strategic Opportunities Portfolio............. $ 32,365,536 $20,202,823
AST Herndon Large-Cap Value Portfolio......................... $  4,345,472 $ 7,047,836
AST High Yield Portfolio...................................... $  7,780,594 $ 5,181,536
AST Federated Aggressive Growth Portfolio..................... $  4,965,861 $ 5,618,433
AST Mid-Cap Value Portfolio................................... $  3,176,876 $ 3,208,630
AST Small-Cap Value Portfolio................................. $  3,207,548 $ 3,269,007
AST Goldman Sachs Concentrated Growth Portfolio............... $  4,876,283 $ 4,751,690
AST Goldman Sachs Mid-Cap Growth Portfolio.................... $  9,063,019 $ 6,575,701
AST Large-Cap Value Portfolio................................. $  9,556,384 $ 4,091,825
AST Lord Abbett Core Fixed Income Portfolio................... $ 11,416,097 $14,040,626
AST Loomis Sayles Large-Cap Growth Portfolio.................. $  5,484,622 $10,555,196
AST MFS Growth Portfolio...................................... $  3,097,116 $ 3,003,345
AST Neuberger Berman Mid-Cap Growth Portfolio................. $  4,532,592 $ 6,102,548
AST Neuberger Berman / LSV Mid-Cap Value Portfolio............ $  7,097,508 $ 5,279,760
AST PIMCO Limited Maturity Bond Portfolio..................... $  5,095,252 $ 7,943,344
AST T. Rowe Price Equity Income Portfolio..................... $  7,193,687 $ 6,585,965
AST QMA US Equity Alpha Portfolio............................. $  3,660,316 $ 2,588,663
AST T. Rowe Price Natural Resources Portfolio................. $  8,101,713 $10,286,672
AST T. Rowe Price Asset Allocation Portfolio.................. $141,962,323 $42,207,229
AST MFS Global Equity Portfolio............................... $  5,996,869 $ 3,806,470
AST J.P. Morgan International Equity Portfolio................ $  6,090,997 $ 4,571,666
AST Templeton Global Bond Portfolio........................... $  4,678,075 $ 5,287,890
AST Wellington Management Hedged Equity Portfolio............. $ 36,194,951 $ 8,270,601
AST Capital Growth Asset Allocation Portfolio................. $110,369,874 $41,132,013
AST Academic Strategies Asset Allocation Portfolio............ $ 71,461,316 $63,216,308
AST Balanced Asset Allocation Portfolio....................... $102,038,271 $62,293,771
AST Preservation Asset Allocation Portfolio................... $ 71,380,413 $64,529,421

                                      A59

                                                               PURCHASES      SALES
                                                              ------------ ------------
AST First Trust Balanced Target Portfolio.................... $ 61,826,905 $ 25,264,833
AST Prudential Growth Allocation Portfolio................... $ 90,041,259 $ 44,532,174
AST Advanced Strategies Portfolio............................ $122,273,054 $ 28,306,678
AST T. Rowe Price Large-Cap Growth Portfolio................. $ 14,892,556 $ 12,347,993
AST Money Market Portfolio................................... $ 25,306,117 $ 27,561,557
AST Small-Cap Growth Portfolio............................... $  5,438,193 $  4,451,722
AST PIMCO Total Return Bond Portfolio........................ $ 52,834,569 $ 52,920,394
AST International Value Portfolio............................ $  2,423,214 $  2,224,970
AST International Growth Portfolio........................... $  5,168,579 $  3,132,402
NVIT Developing Markets Fund................................. $    333,549 $    301,004
AST Investment Grade Bond Portfolio.......................... $232,605,358 $458,445,971
AST Western Asset Core Plus Bond Portfolio................... $ 18,417,489 $ 13,109,206
AST Bond Portfolio 2018...................................... $ 12,749,270 $ 12,380,045
AST Bond Portfolio 2019...................................... $  1,719,228 $  2,066,890
AST Global Real Estate Portfolio............................. $  3,953,091 $  3,038,304
AST Parametric Emerging Markets Equity Portfolio............. $ 13,487,639 $ 10,492,799
AST Goldman Sachs Small-Cap Value Portfolio.................. $  6,336,033 $  6,096,399
AST Schroders Global Tactical Portfolio...................... $ 63,099,533 $ 21,378,380
AST RCM World Trends Portfolio............................... $ 69,631,844 $ 27,117,245
AST J.P. Morgan Global Thematic Portfolio.................... $ 42,079,480 $ 12,937,075
AST Goldman Sachs Multi-Asset Portfolio...................... $ 43,389,852 $ 23,491,263
AST FI Pyramis(R) Asset Allocation Portfolio................. $ 56,862,344 $ 16,317,536
ProFund VP Consumer Services................................. $     58,212 $    125,200
ProFund VP Consumer Goods Portfolio.......................... $      4,241 $    169,829
ProFund VP Financials........................................ $     41,857 $    235,286
ProFund VP Health Care....................................... $     65,388 $    180,716
ProFund VP Industrials....................................... $     35,388 $    193,493
ProFund VP Mid-Cap Growth.................................... $     14,920 $     74,877
ProFund VP Mid-Cap Value..................................... $          0 $     34,608
ProFund VP Real Estate....................................... $     27,183 $     27,685
ProFund VP Small-Cap Growth.................................. $     59,673 $     20,433
ProFund VP Small-Cap Value................................... $      9,999 $     21,522
ProFund VP Telecommunications................................ $     40,058 $    137,749
ProFund VP Utilities......................................... $     33,295 $     88,833
ProFund VP Large-Cap Growth.................................. $     35,023 $     49,171
ProFund VP Large-Cap Value................................... $      1,378 $     23,915
AST Bond Portfolio 2020...................................... $  6,638,197 $  2,214,778
AST Jennison Large-Cap Value Portfolio....................... $  3,573,504 $  1,942,450
AST Jennison Large-Cap Growth Portfolio...................... $  3,224,648 $  3,452,154
AST Bond Portfolio 2017...................................... $  7,942,939 $ 16,157,525
AST Bond Portfolio 2021...................................... $  6,218,245 $ 24,613,743
Wells Fargo Advantage VT International Equity Fund - Class 1. $        536 $    188,410
Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $          0 $    158,038
Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $          0 $      6,526
AST Bond Portfolio 2022...................................... $  9,399,159 $ 16,716,421
AST Quantitative Modeling Portfolio.......................... $    357,389 $     35,325
AST BlackRock Global Strategies Portfolio.................... $ 29,273,045 $  9,309,051
Wells Fargo Advantage VT Opportunity Fund - Class 1.......... $          0 $     83,461
AST Prudential Core Bond Portfolio........................... $  5,563,770 $  4,535,966
AST Neuberger Berman Core Bond Portfolio..................... $  3,471,385 $  1,153,207
AST Bond Portfolio 2023...................................... $ 68,838,885 $ 36,767,390
AST Franklin Templeton Founding Funds Allocation Portfolio... $ 42,114,257 $ 25,944,469
AST New Discovery Asset Allocation Portfolio................. $ 16,782,656 $  6,381,378
AST Western Asset Emerging Markets Debt Portfolio............ $     78,348 $     26,066
AST MFS Large-Cap Value Portfolio............................ $  1,477,143 $    309,969
AST Bond Portfolio 2024...................................... $ 19,201,777 $  9,638,275
AST AQR Emerging Markets Equity Portfolio.................... $     52,939 $        675
AST ClearBridge Dividend Growth Portfolio.................... $  1,926,859 $    180,376
AST QMA Emerging Markets Equity Portfolio.................... $     12,753 $         75
AST Multi-Sector Fixed Income Portfolio...................... $ 96,937,859 $    390,753
AST BlackRock iShares ETF Portfolio.......................... $  8,171,080 $    844,680

                                      A60

                                                         PURCHASES    SALES
                                                        ----------- ----------
  AST Franklin Templeton Founding Funds Plus Portfolio. $22,340,233 $1,894,544
  AST Defensive Asset Allocation Portfolio............. $ 9,811,861 $2,402,739
  AST AQR Large-Cap Portfolio.......................... $ 1,611,806 $  792,265
  AST QMA Large-Cap Portfolio.......................... $     3,043 $       16

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. PFI and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers' performance of such services with respect to each portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of each portfolio. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios. The Account invests only in Class I shares of the Prudential Series Fund, not Class II shares.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio, and the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Advanced Series Trust) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each portfolio.

        The Investment Managers have contractually agreed to reimburse certain portfolios of The Prudential Series Fund and the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Prudential Money Market Portfolio such that the 1-day annualized yield (excluding capital

                                      A61
        gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        PI has voluntarily agreed to reimburse expenses and/or waive its management fees so that the indirect fees and expenses the Academic Strategies Portfolio incurs from its investment in underlying funds does not exceed an annual rate of 0.685% of the Academic Strategies Portfolio average daily net assets.

        The Advanced Series Trust has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Advanced Series Trust as a result of the underlying voluntary subadviser fee discount of the AST T. Rowe Price Large-Cap Growth Portfolio and AST QMA Large-Cap Portfolio. This expense limitation is voluntary and may be modified or terminated by the Advanced Series Trust at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ----------------
                                       PRUDENTIAL MONEY MARKET PORTFOLIO*****
                   ----------------------------------------------------------------------------------
December 31, 2013  11,767 $0.97424 to  $10.02367 $14,204   0.00%    1.00%  to   1.80%  -1.79% to  -0.99%
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%    1.00%  to   1.80%  -1.80% to  -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%    1.00%  to   1.80%  -1.77% to  -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%    1.00%  to   1.80%  -1.73% to  -0.96%
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%  -1.40% to  -0.60%

                                        PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013   9,448 $1.97826 to  $ 2.40199 $22,653   3.94%    1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%    1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%    1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%    1.35%  to   1.65%   8.78% to   9.10%
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%  18.56% to  18.91%

                                             PRUDENTIAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013   8,359 $1.69020 to  $ 2.89713 $22,929   0.00%    1.35%  to   1.80%  31.17% to  31.75%
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%    1.35%  to   1.80%  11.67% to  12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%    1.35%  to   1.80%  -5.17% to  -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%    1.35%  to   1.80%   9.93% to  10.41%
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%  35.71% to  36.32%

                                             PRUDENTIAL VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  10,703 $1.88848 to  $ 3.72763 $31,308   0.00%    1.35%  to   1.80%  30.74% to  31.32%
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%    1.35%  to   1.80%  12.59% to  13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%    1.35%  to   1.80%  -7.24% to  -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%    1.35%  to   1.80%  11.85% to  12.34%
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%  39.42% to  40.04%

                                      A62

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   5,209 $2.06706 to  $14.41969 $20,421   6.34%    1.35%  to   1.80%    5.36% to    5.81%
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  10,276 $1.29125 to  $ 2.92538 $26,062   0.00%    1.35%  to   1.75%   29.62% to   30.14%
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   2,834 $1.16583 to  $ 2.51978 $ 6,316   0.00%    1.35%  to   1.80%   25.04% to   25.59%
December 31, 2012   3,127 $0.93051 to  $ 2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $ 1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $ 1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%
December 31, 2009   4,460 $0.79182 to  $ 1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  10,176 $1.12499 to  $ 3.24547 $28,558   0.00%    1.35%  to   1.80%   35.22% to   35.83%
December 31, 2012  11,491 $0.83026 to  $ 2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $ 2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $ 2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%
December 31, 2009  16,183 $0.66747 to  $ 1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   1,263 $3.33520 to  $ 4.28706 $ 5,374   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   1,448 $2.40521 to  $ 3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $ 2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $ 2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   2,118 $1.71932 to  $ 2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   1,222 $1.26707 to  $ 1.66761 $ 2,039   0.86%    1.35%  to   1.40%   12.48% to   12.54%
December 31, 2012   1,240 $1.08327 to  $ 1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $ 1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $ 1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   1,706 $1.30828 to  $ 1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%

                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   2,490 $1.97830 to  $ 3.08233 $ 7,606   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012   2,698 $1.55020 to  $ 2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $ 2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $ 2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   3,901 $1.21705 to  $ 1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%

                                             INVESCO V.I. CORE EQUITY FUND
                   ------------------------------------------------------------------------------------
December 31, 2013   4,046 $1.33567 to  $ 2.55624 $10,328   1.39%    1.40%  to   1.65%   27.15% to   27.46%
December 31, 2012   4,531 $1.05048 to  $ 2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $ 1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $ 1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   6,508 $0.88500 to  $ 1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%

                                  JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013   2,492 $1.09299 to  $ 2.28537 $ 5,677   0.77%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012   2,873 $0.85244 to  $ 1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $ 1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $ 1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   4,393 $0.69604 to  $ 1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013   2,206 $2.12113 to  $ 3.84746 $ 8,387   3.15%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012   2,538 $1.88205 to  $ 3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011   2,904 $1.68615 to  $ 3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   3,325 $2.52677 to  $ 4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   3,937 $2.04970 to  $ 3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%

                                      A63

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ----------------
                                       MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   ----------------------------------------------------------------------------------
December 31, 2013    744  $2.45201 to  $ 2.45201 $ 1,824   0.32%    1.40%  to   1.40%  30.46% to  30.46%
December 31, 2012    852  $1.87950 to  $ 1.87950 $ 1,601   0.79%    1.40%  to   1.40%  15.65% to  15.65%
December 31, 2011    990  $1.62522 to  $ 1.62522 $ 1,609   0.86%    1.40%  to   1.40%  -1.82% to  -1.82%
December 31, 2010  1,149  $1.65543 to  $ 1.65543 $ 1,902   0.93%    1.40%  to   1.40%  14.29% to  14.29%
December 31, 2009  1,248  $1.44843 to  $ 1.44843 $ 1,808   1.45%    1.40%  to   1.40%  28.75% to  28.75%

                                        MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ----------------------------------------------------------------------------------
December 31, 2013  2,769  $1.37938 to  $ 2.58719 $ 7,154   0.23%    1.35%  to   1.65%  34.63% to  35.03%
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%  15.47% to  15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%  -1.95% to  -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%  13.46% to  13.80%
December 31, 2009  4,435  $0.79756 to  $ 1.48114 $ 6,551   0.32%    1.35%  to   1.65%  35.43% to  35.83%

                                                    VP VALUE FUND
                   ----------------------------------------------------------------------------------
December 31, 2013    904  $2.38831 to  $ 2.90895 $ 2,611   1.63%    1.35%  to   1.65%  29.59% to  29.97%
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%  12.71% to  13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%  -0.62% to  -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%  11.58% to  11.91%
December 31, 2009  1,481  $1.47454 to  $ 1.77852 $ 2,621   5.79%    1.35%  to   1.65%  17.92% to  18.27%

                           FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ----------------------------------------------------------------------------------
December 31, 2013  1,311  $1.51967 to  $ 2.64465 $ 3,445   0.00%    1.35%  to   1.65%  35.92% to  36.31%
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%   9.04% to   9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%  -6.37% to  -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%  25.55% to  25.93%
December 31, 2009  1,702  $0.87224 to  $ 1.50320 $ 2,523   0.00%    1.35%  to   1.65%  41.25% to  41.68%

                                      PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  1,917  $2.17940 to  $ 2.32560 $ 4,450   0.00%    1.35%  to   1.65%  27.77% to  28.15%
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%   9.23% to   9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%  -5.72% to  -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%   6.08% to   6.40%
December 31, 2009  2,995  $1.56131 to  $ 1.64969 $ 4,934   0.49%    1.35%  to   1.65%  55.28% to  55.73%

                                                DAVIS VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  1,528  $1.52155 to  $ 1.53200 $ 2,326   0.81%    1.35%  to   1.40%  31.59% to  31.65%
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%  11.23% to  11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%  -5.73% to  -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%  10.93% to  11.25%
December 31, 2009  2,563  $0.96368 to  $ 0.99157 $ 2,528   0.88%    1.35%  to   1.65%  29.03% to  29.41%

                                ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS B
                   ----------------------------------------------------------------------------------
December 31, 2013    731  $0.92016 to  $ 0.92016 $   672   0.00%    1.40%  to   1.40%  35.09% to  35.09%
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%  14.23% to  14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%  -4.83% to  -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%   8.05% to   8.37%
December 31, 2009    852  $0.56193 to  $ 0.57885 $   490   0.00%    1.35%  to   1.65%  34.87% to  35.31%

                                       PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2013  3,977  $2.11323 to  $ 2.78722 $10,545   0.00%    1.35%  to   1.80%  35.02% to  35.61%
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%  13.39% to  14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%  -4.49% to  -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%  24.03% to  24.59%
December 31, 2009  8,611  $1.15887 to  $ 1.50448 $12,502   1.50%    1.35%  to   1.80%  28.50% to  29.05%

                                    JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ----------------------------------------------------------------------------------
December 31, 2013    308  $0.91682 to  $ 2.03533 $   451   0.65%    1.40%  to   1.75%  27.76% to  28.20%
December 31, 2012    354  $0.71657 to  $ 1.58757 $   389   0.42%    1.40%  to   1.75%  16.24% to  16.65%
December 31, 2011    428  $0.61555 to  $ 1.36100 $   423   0.40%    1.40%  to   1.75%  -7.16% to  -6.84%
December 31, 2010    679  $0.66210 to  $ 1.46090 $   668   0.37%    1.40%  to   1.75%  12.30% to  12.68%
December 31, 2009    566  $0.58877 to  $ 1.29652 $   533   0.38%    1.40%  to   1.75%  33.67% to  34.14%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                 PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   3,313 $ 1.65032 to  $ 3.63925 $  9,283   0.00%    1.35%  to   1.80%   26.20% to   26.76%
December 31, 2012   3,842 $ 1.30516 to  $ 2.87251 $  8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011   4,764 $ 1.13467 to  $ 2.49218 $  9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010   5,712 $ 1.12786 to  $ 2.47225 $ 10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%
December 31, 2009   3,805 $ 0.95142 to  $ 2.08159 $  6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%

                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,570 $ 0.90445 to  $ 2.22017 $  2,576   0.00%    1.35%  to   1.80%   16.78% to   17.29%
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%
December 31, 2009   2,842 $ 0.68282 to  $ 1.66303 $  3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,220 $ 1.26933 to  $ 2.15874 $  2,222   0.00%    1.40%  to   1.75%   18.03% to   18.43%
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%
December 31, 2009   2,567 $ 1.00020 to  $ 1.68786 $  3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,474 $12.05440 to  $19.27594 $ 21,850   0.00%    0.85%  to   2.45%   25.90% to   32.41%
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%
December 31, 2009     254 $ 7.55020 to  $12.21751 $  2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  15,988 $11.05013 to  $15.76382 $201,708   0.00%    0.55%  to   2.85%   11.14% to   13.77%
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%
December 31, 2009   1,392 $ 9.24887 to  $12.39836 $ 13,894   1.08%    1.15%  to   2.55%   22.51% to   26.21%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,427 $ 9.68396 to  $21.94358 $ 20,164   0.00%    0.55%  to   2.85%   -1.36% to    2.57%
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%
December 31, 2009     149 $ 7.87308 to  $14.52687 $  1,281   2.78%    1.15%  to   2.10%   29.15% to   51.09%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  13,920 $10.76626 to  $14.34386 $173,481   0.00%    0.55%  to   2.85%    7.87% to   10.42%
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%
December 31, 2009   2,802 $ 9.68501 to  $11.67943 $ 29,570   0.83%    1.15%  to   2.50%   15.87% to   20.87%

                                          AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,021 $12.16608 to  $20.19327 $ 15,533   0.00%    0.55%  to   2.85%   25.84% to   33.89%
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%
December 31, 2009     113 $ 7.82812 to  $12.77034 $    939   0.79%    1.15%  to   2.10%   15.83% to   26.46%

                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,971 $10.42183 to  $16.57675 $ 25,820   0.00%    0.55%  to   2.85%    4.10% to    6.59%
December 31, 2012   1,737 $11.01858 to  $15.76773 $ 21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011   1,020 $10.70991 to  $14.11698 $ 11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010     812 $10.68442 to  $13.94919 $  9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%
December 31, 2009     295 $ 9.93381 to  $12.52966 $  3,095   4.14%    1.15%  to   2.50%   25.08% to   34.28%

                                      A65

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,194  $12.91409 to  $23.42720 $19,715   0.00%    0.55%  to   2.85%   33.40% to   40.04%
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164   0.15%    1.15%  to   2.10%   29.87% to   31.41%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013    796  $12.06993 to  $22.94256 $12,997   0.00%    0.55%  to   2.85%   23.34% to   31.69%
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225   1.57%    1.15%  to   2.15%   32.64% to   37.31%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013    738  $12.47438 to  $23.06551 $12,107   0.00%    0.55%  to   2.85%   27.51% to   36.64%
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610   1.65%    1.15%  to   2.15%   24.33% to   25.56%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,359  $12.10233 to  $19.58170 $20,907   0.00%    0.55%  to   2.70%   22.97% to   29.03%
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%
December 31, 2009    376  $ 9.87807 to  $12.85313 $ 3,872   0.00%    1.15%  to   2.55%   27.43% to   47.70%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,871  $12.28300 to  $22.97023 $31,747   0.00%    0.55%  to   2.85%   25.09% to   31.46%
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%
December 31, 2009    352  $10.37465 to  $13.49906 $ 3,793   0.00%    1.15%  to   2.50%   34.19% to   55.61%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  1,823  $11.48738 to  $20.91410 $26,788   0.00%    0.85%  to   2.85%   31.12% to   38.67%
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%
December 31, 2009    629  $ 7.07131 to  $12.74667 $ 4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  3,207  $ 9.71214 to  $14.52525 $37,729   0.00%    0.55%  to   2.85%   -4.79% to   -2.54%
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%
December 31, 2009    348  $10.30711 to  $12.09710 $ 3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  2,199  $12.76835 to  $21.44225 $34,850   0.00%    0.85%  to   2.85%   30.12% to   35.45%
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%
December 31, 2009    614  $ 8.02264 to  $12.72864 $ 5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%

                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013    920  $12.75859 to  $20.20752 $14,885   0.00%    0.55%  to   2.85%   29.91% to   35.95%
December 31, 2012    894  $10.71705 to  $15.06982 $10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011    456  $ 9.23171 to  $13.12223 $ 4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010    382  $ 9.93078 to  $13.45761 $ 4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%
December 31, 2009    138  $ 8.96358 to  $12.16473 $ 1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,420 $12.35736 to  $22.34107 $ 23,893   0.00%    0.55%  to   2.85%   25.73% to   31.88%
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%
December 31, 2009     181 $ 8.24353 to  $12.37664 $  1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,439 $12.86338 to  $25.44872 $ 24,541   0.00%    0.55%  to   2.85%   31.13% to   41.23%
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%
December 31, 2009     252 $ 8.06289 to  $13.73161 $  2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,729 $ 9.60905 to  $12.20183 $ 18,000   0.00%    0.55%  to   2.85%   -4.96% to   -2.71%
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%
December 31, 2009     419 $10.49444 to  $11.78015 $  4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,936 $11.28190 to  $20.25283 $ 27,731   0.00%    0.55%  to   2.85%   22.05% to   28.97%
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%
December 31, 2009     291 $ 7.27422 to  $12.91774 $  2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013     652 $12.26676 to  $22.22337 $ 10,686   0.00%    0.55%  to   2.45%   24.92% to   31.70%
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%
December 31, 2009     125 $ 7.59041 to  $12.82018 $    982   1.80%    1.00%  to   1.95%   19.67% to   27.22%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   2,809 $ 9.02327 to  $15.67993 $ 32,012   0.00%    0.55%  to   2.70%   12.14% to   14.75%
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  55,047 $11.16935 to  $16.97618 $752,863   0.00%    0.55%  to   2.85%   12.85% to   16.19%
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%
December 31, 2009   4,962 $ 9.48714 to  $12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,354 $11.84660 to  $21.11684 $ 21,373   0.00%    0.55%  to   2.55%   20.29% to   26.93%
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%

                                     AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,941 $11.13965 to  $17.24255 $ 24,368   0.00%    0.55%  to   2.70%   12.25% to   14.73%
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to   21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to   -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to    7.63%
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%

                                      A67

                               AT YEAR ENDED                             FOR YEAR ENDED
                   --------------------------------------  ----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  -----------------
                                          AST TEMPLETON GLOBAL BOND PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013   1,540 $ 9.69586 to  $12.75701 $ 16,326   0.00%    0.55%  to   2.85%   -6.50% to  -3.21%
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to   4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to   2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to   4.70%
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to  11.06%

                                   AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013   6,836 $11.11097 to  $17.50990 $ 78,530   0.00%    0.55%  to   2.70%   14.98% to  19.84%
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to  10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to  -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to  13.33%
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to  26.97%

                                     AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  35,937 $11.61737 to  $17.60529 $491,952   0.00%    0.55%  to   2.85%   17.67% to  22.00%
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to  13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to  -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to  12.25%
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to  23.91%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  32,209 $10.61030 to  $15.27338 $391,356   0.00%    0.55%  to   2.85%    6.84% to   9.37%
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to  11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to  -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to  10.91%
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to  23.19%

                                        AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  50,339 $11.23550 to  $16.38146 $670,129   0.00%    0.55%  to   2.85%   13.49% to  17.00%
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to  11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to  -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to  11.26%
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to  22.14%

                                      AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  38,187 $10.58368 to  $14.47848 $473,775   0.00%    0.55%  to   2.85%    6.10% to   8.61%
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to   9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to   0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to   9.48%
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to  18.91%

                                       AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  25,294 $10.97054 to  $16.29666 $324,399   0.00%    0.55%  to   2.85%   11.49% to  14.13%
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to   9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to  -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to  13.06%
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to  22.94%

                                       AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  23,646 $10.46525 to  $16.61628 $309,204   0.00%    0.55%  to   2.85%   13.69% to  16.38%
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to  12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to  -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to  17.84%
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to  24.79%

                                           AST ADVANCED STRATEGIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2013  40,149 $11.12429 to  $17.34521 $545,108   0.00%    0.55%  to   2.85%   12.52% to  15.92%
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to  13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to  -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to  12.58%
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to  24.95%

                                      A68

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   3,040 $13.54255 to  $23.51273 $ 53,672   0.00%    0.55%  to   2.85%   37.92% to   43.23%
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,861 $ 8.90088 to  $10.20011 $ 17,661   0.00%    0.55%  to   2.85%   -2.85% to   -0.55%
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,115 $12.40268 to  $24.92978 $ 19,844   0.00%    0.55%  to   2.85%   26.69% to   34.43%
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  21,555 $ 9.69455 to  $14.04141 $242,502   0.00%    0.55%  to   2.85%   -4.63% to   -2.38%
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013     729 $10.31966 to  $16.44049 $  8,992   0.00%    0.85%  to   2.70%   16.24% to   18.45%
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%
December 31, 2009     164 $ 8.02537 to  $13.11671 $  1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,396 $10.08092 to  $17.57026 $ 17,591   0.00%    0.85%  to   2.85%   15.66% to   18.04%
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%
December 31, 2009     160 $ 7.42983 to  $13.28533 $  1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%

                                              NVIT DEVELOPING MARKETS FUND
                   --------------------------------------------------------------------------------------
December 31, 2013      47 $14.51720 to  $15.02994 $    692   0.92%    1.40%  to   1.80%   -1.74% to   -1.35%
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%
December 31, 2009     161 $14.80944 to  $15.09299 $  2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%

                                           AST INVESTMENT GRADE BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   3,598 $ 9.58248 to  $14.96161 $ 45,743   0.00%    0.55%  to   2.25%   -5.36% to   -3.72%
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%
December 31, 2009   1,117 $11.72128 to  $11.86699 $ 13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%

                                       AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   4,456 $ 9.72854 to  $12.10414 $ 50,085   0.00%    0.55%  to   2.85%   -4.30% to   -2.03%
December 31, 2012   3,920 $11.03135 to  $12.52719 $ 45,582   3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628 $10.63550 to  $11.84188 $ 28,880   2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192 $10.32483 to  $11.38650 $ 23,213   1.26%    1.00%  to   2.85%    3.27% to    6.73%
December 31, 2009     555 $10.05881 to  $10.76877 $  5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%

                                      A69

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                                 AST BOND PORTFOLIO 2018
                   --------------------------------------------------------------------------------------
December 31, 2013   1,883 $11.25098 to  $13.29882 $ 21,676   0.00%    1.90%  to   2.85%   -5.90% to   -4.95%
December 31, 2012   1,799 $11.95683 to  $13.99125 $ 21,894   0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787 $11.64275 to  $13.48663 $ 21,049   0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18 $12.01294 to  $12.09943 $    211   0.93%    1.90%  to   2.15%    8.85% to    9.11%
December 31, 2009      30 $11.03670 to  $11.08899 $    332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%

                                               AST BOND PORTFOLIO 2019****
                   --------------------------------------------------------------------------------------
December 31, 2013     159 $11.30601 to  $13.03100 $  1,846   0.00%    1.90%  to   2.85%   -7.54% to   -6.64%
December 31, 2012     183 $12.22857 to  $13.98700 $  2,283   0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0 $13.49739 to  $13.62798 $      0   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3 $11.88816 to  $12.18296 $     33   0.74%    1.30%  to   2.15%    9.02% to    9.93%
December 31, 2009      14 $10.90486 to  $11.08225 $    156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%

                                            AST GLOBAL REAL ESTATE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013     614 $10.08073 to  $19.50272 $  8,308   0.00%    0.85%  to   2.85%    1.37% to    3.46%
December 31, 2012     547 $10.79040 to  $19.05468 $  7,170   1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334 $ 8.72255 to  $15.32029 $  3,472   2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289 $ 9.41466 to  $16.44739 $  3,166   1.17%    1.15%  to   2.85%   14.96% to   18.83%
December 31, 2009      79 $ 8.02826 to  $13.95016 $    651   0.69%    1.15%  to   2.50%   31.80% to   41.49%

                                    AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   2,763 $ 8.85375 to  $15.79714 $ 28,800   0.00%    0.55%  to   2.85%   -2.63% to   -0.33%
December 31, 2012   2,458 $ 8.90982 to  $16.06935 $ 26,031   1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592 $ 7.61998 to  $13.89229 $ 14,499   0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468 $10.76214 to  $17.76396 $ 17,086   0.28%    1.15%  to   2.85%   16.62% to   20.88%
December 31, 2009     303 $ 9.02175 to  $14.81166 $  2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%

                                       AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   1,579 $12.69230 to  $24.38308 $ 28,052   0.00%    0.55%  to   2.70%   29.72% to   38.05%
December 31, 2012   1,525 $10.52515 to  $17.90792 $ 19,892   0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959 $ 9.17568 to  $15.78149 $ 11,040   0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791 $11.42102 to  $15.88201 $  9,197   0.35%    0.55%  to   2.70%   14.62% to   25.51%
December 31, 2009     188 $ 9.46659 to  $12.77276 $  1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%

                                         AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  18,974 $11.25123 to  $17.46806 $258,398   0.00%    0.55%  to   2.85%   13.73% to   17.41%
December 31, 2012  15,190 $ 9.90321 to  $15.08440 $179,781   0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911 $ 8.75838 to  $13.26883 $ 81,484   0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917 $ 9.19665 to  $13.85815 $ 62,348   0.24%    0.55%  to   2.85%    9.18% to   13.04%
December 31, 2009   1,375 $ 8.24406 to  $12.35611 $ 11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%

                                             AST RCM WORLD TRENDS PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  25,218 $10.83902 to  $15.07275 $310,506   0.00%    0.55%  to   2.85%    9.24% to   11.82%
December 31, 2012  21,004 $ 9.89825 to  $13.66670 $235,725   0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121 $ 9.20021 to  $12.63456 $114,175   0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792 $ 9.60436 to  $13.11882 $ 81,960   0.42%    0.95%  to   2.85%    7.21% to   10.65%
December 31, 2009   1,753 $ 8.79604 to  $11.95029 $ 15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%

                                        AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  12,110 $11.18390 to  $16.96442 $161,361   0.00%    0.55%  to   2.85%   12.87% to   15.64%
December 31, 2012   9,458 $10.49066 to  $14.87346 $111,417   0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964 $ 9.31537 to  $13.35045 $ 52,174   0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330 $ 9.76990 to  $13.68833 $ 35,436   0.23%    0.95%  to   2.85%    8.19% to   12.52%
December 31, 2009     810 $ 8.78979 to  $12.26108 $  7,410   0.23%    1.15%  to   2.40%   22.11% to   25.23%

                                         AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  14,493 $10.52772 to  $14.75766 $174,100   0.00%    0.55%  to   2.85%    6.36% to    9.22%
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%
December 31, 2009   2,050 $ 9.13296 to  $11.87199 $ 19,145   0.20%    1.15%  to   2.40%   18.43% to   22.22%

                                      A70

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  13,958 $11.38633 to  $16.60998 $188,038   0.00%    0.55%  to   2.85%   15.36% to   18.57%
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%
December 31, 2009     504 $ 8.84522 to  $11.98361 $  4,585   0.33%    0.95%  to   2.40%   18.39% to   20.09%

                                  PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      21 $18.72284 to  $20.07642 $    388   0.26%    0.55%  to   1.50%   37.80% to   39.10%
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%
December 31, 2009      26 $ 9.08577 to  $ 9.08577 $    238   0.00%    1.50%  to   1.50%   28.87% to   28.87%

                              PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      14 $15.49003 to  $15.49003 $    221   0.86%    1.50%  to   1.50%   26.55% to   26.55%
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%
December 31, 2009      26 $ 9.19832 to  $ 9.19832 $    242   1.51%    1.50%  to   1.50%   19.77% to   19.77%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      46 $ 8.58077 to  $ 8.87284 $    409   0.43%    1.50%  to   2.10%   29.36% to   30.13%
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%
December 31, 2009      62 $ 5.98047 to  $ 5.98047 $    372   2.43%    1.50%  to   1.50%   13.31% to   13.31%

                                     PROFUND VP HEALTH CARE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      23 $16.64400 to  $17.20941 $    399   0.35%    1.50%  to   2.10%   36.88% to   37.69%
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%
December 31, 2009      32 $ 9.82996 to  $ 9.82996 $    313   0.89%    1.50%  to   1.50%   17.79% to   17.79%

                                                 PROFUND VP INDUSTRIALS
                   --------------------------------------------------------------------------------------
December 31, 2013      19 $13.67512 to  $13.67512 $    255   0.55%    1.50%  to   1.50%   36.15% to   36.15%
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%
December 31, 2009      41 $ 7.46270 to  $ 7.46270 $    304   1.28%    1.50%  to   1.50%   22.27% to   22.27%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013       6 $14.47394 to  $14.96601 $     90   0.00%    1.50%  to   2.10%   27.84% to   28.60%
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%
December 31, 2009       7 $ 8.37491 to  $ 8.45797 $     62   0.00%    1.50%  to   2.10%   35.47% to   36.27%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013       4 $14.01527 to  $14.01527 $     54   0.34%    1.50%  to   1.50%   30.21% to   30.21%
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%
December 31, 2009      10 $ 8.34400 to  $ 8.34400 $     85   1.42%    1.50%  to   1.50%   28.94% to   28.94%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2013      14 $ 9.82468 to  $10.04669 $    144   1.36%    1.50%  to   1.90%   -1.77% to   -1.39%
December 31, 2012      14 $10.00220 to  $10.18798 $    144   2.57%    1.50%  to   1.90%   14.98% to   15.44%
December 31, 2011      12 $ 8.69881 to  $ 8.82559 $    110   0.00%    1.50%  to   1.90%    2.80% to    3.20%
December 31, 2010      16 $ 8.46186 to  $11.54906 $    133   3.89%    1.50%  to   1.90%   15.86% to   22.85%
December 31, 2009      18 $ 6.91515 to  $ 6.96107 $    122   3.45%    1.50%  to   1.90%   25.51% to   26.01%

                                      A71

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                 PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     5   $16.05873 to  $18.52593 $    87    0.00%   0.55%  to   1.50%   38.35% to  39.65%
December 31, 2012     3   $11.60725 to  $11.60725 $    32    0.00%   1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011     2   $10.47427 to  $10.55029 $    26    0.00%   1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010     3   $10.49669 to  $10.49669 $    28    0.00%   1.50%  to   1.50%   23.87% to  23.87%
December 31, 2009     4   $ 8.47414 to  $ 8.47414 $    35    0.00%   1.50%  to   1.50%   24.31% to  24.31%

                                  PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     1   $15.04112 to  $16.79752 $    15    0.22%   0.55%  to   1.50%   35.64% to  36.92%
December 31, 2012     2   $11.08892 to  $11.08892 $    20    0.00%   1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011     2   $ 9.68994 to  $ 9.68994 $    19    0.00%   1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010     2   $10.25585 to  $10.25585 $    25    0.10%   1.50%  to   1.50%   20.30% to  20.30%
December 31, 2009     2   $ 8.52534 to  $ 8.52534 $    20    0.41%   1.50%  to   1.50%   18.62% to  18.62%

                                PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013    16   $11.15492 to  $11.15492 $   174    2.94%   1.50%  to   1.50%   10.41% to  10.41%
December 31, 2012    24   $10.10290 to  $10.10290 $   247    4.12%   1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011    29   $ 8.80105 to  $ 8.80105 $   255    2.96%   1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010    28   $ 8.76916 to  $12.16509 $   245    2.84%   1.50%  to   1.55%   13.98% to  21.09%
December 31, 2009    29   $ 7.69379 to  $ 7.69379 $   221   11.48%   1.50%  to   1.50%    5.73% to   5.73%

                                     PROFUND VP UTILITIES (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013    18   $10.25797 to  $10.48966 $   184    2.59%   1.50%  to   1.90%   11.20% to  11.64%
December 31, 2012    23   $ 9.22480 to  $ 9.39609 $   212    2.71%   1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011    27   $ 9.38722 to  $ 9.52393 $   259    2.51%   1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010    30   $ 8.14003 to  $10.77660 $   244    2.49%   1.50%  to   1.90%    3.97% to   7.40%
December 31, 2009    23   $ 7.82890 to  $ 7.88054 $   181    6.24%   1.50%  to   1.90%    8.67% to   9.10%

                                 PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     3   $13.46336 to  $16.49009 $    48    0.39%   0.55%  to   2.10%   27.98% to  29.95%
December 31, 2012     5   $10.52001 to  $10.81361 $    49    0.07%   1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011     4   $ 9.52935 to  $ 9.73772 $    37    0.00%   1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010     5   $ 9.43387 to  $ 9.58358 $    46    0.07%   1.50%  to   2.10%   10.86% to  11.51%
December 31, 2009     8   $ 8.51005 to  $ 8.59420 $    65    0.00%   1.50%  to   2.10%   27.07% to  27.82%

                                  PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013     6   $11.63395 to  $11.63395 $    73    0.88%   1.50%  to   1.50%   27.97% to  27.97%
December 31, 2012     8   $ 9.09087 to  $ 9.09087 $    75    0.76%   1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011    18   $ 7.99461 to  $ 7.99461 $   141    0.76%   1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010    17   $ 8.21947 to  $ 8.21947 $   139    0.96%   1.50%  to   1.50%   11.23% to  11.23%
December 31, 2009    15   $ 7.38987 to  $ 7.38987 $   111    1.33%   1.50%  to   1.50%   17.70% to  17.70%

                              AST BOND PORTFOLIO 2020**** (AVAILABLE ON JANUARY 02, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013   380   $10.61606 to  $11.87901 $ 4,467    0.00%   1.30%  to   2.85%   -9.18% to  -7.72%
December 31, 2012    11   $11.60016 to  $12.95314 $   135    0.58%   1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011    66   $11.06416 to  $12.41953 $   746    1.13%   1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010   331   $ 9.54633 to  $10.66744 $ 3,199    0.00%   1.30%  to   2.55%    6.10% to  10.41%
December 31, 2009     0   $ 0.00000 to  $ 0.00000 $     0    0.00%   1.30%  to   2.15%   -6.43% to  -5.91%

                        AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013   694   $12.19594 to  $15.68669 $ 9,817    0.00%   0.55%  to   2.45%   24.20% to  30.71%
December 31, 2012   557   $ 9.54913 to  $12.07266 $ 6,101    0.42%   0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011   339   $ 8.50545 to  $10.78439 $ 3,336    0.33%   0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010   251   $10.51922 to  $11.58869 $ 2,684    0.02%   1.15%  to   2.45%    5.50% to  12.43%
December 31, 2009    11   $10.29877 to  $10.30741 $   109    0.00%   1.15%  to   1.80%    1.51% to   1.59%

                       AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013   879   $13.00723 to  $17.33075 $14,245    0.00%   0.55%  to   2.70%   32.55% to  35.74%
December 31, 2012   876   $10.54999 to  $12.84306 $10,610    0.00%   0.55%  to   2.70%   12.07% to  14.55%
December 31, 2011   435   $10.49190 to  $11.27814 $ 4,657    0.00%   0.55%  to   2.70%   -2.05% to   0.11%
December 31, 2010   193   $10.71155 to  $11.33263 $ 2,096    0.00%   1.15%  to   2.70%    7.43% to  10.05%
December 31, 2009     4   $10.29227 to  $10.29766 $    42    0.00%   1.15%  to   1.55%    2.06% to   2.11%

                                      A72

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                 AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013   1,177 $11.05171 to  $11.46858 $ 13,346   0.00%    1.90%  to   2.85%   -4.85% to   -3.92%
December 31, 2012   1,847 $11.61498 to  $11.93630 $ 21,847   0.52%    1.90%  to   2.85%    2.12% to    3.12%
December 31, 2011   1,836 $11.37404 to  $11.57526 $ 21,132   0.04%    1.90%  to   2.85%    8.24% to    9.30%
December 31, 2010      19 $10.52124 to  $10.59081 $    205   0.00%    1.90%  to   2.70%    5.24% to    5.92%

                                 AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013     732 $11.70587 to  $12.61919 $  8,756   0.00%    1.50%  to   2.85%   -9.65% to   -8.38%
December 31, 2012   2,129 $12.95637 to  $13.85470 $ 28,167   0.78%    1.30%  to   2.85%    3.75% to    5.42%
December 31, 2011   2,642 $12.48861 to  $13.14210 $ 33,532   0.06%    1.30%  to   2.85%   16.88% to   18.76%
December 31, 2010     396 $10.93130 to  $11.06626 $  4,359   0.00%    1.30%  to   2.55%    9.31% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013       3 $16.21604 to  $16.62307 $     52   0.95%    1.50%  to   1.75%   17.88% to   18.17%
December 31, 2012      16 $13.75687 to  $14.06753 $    220   1.65%    1.50%  to   1.75%   11.72% to   12.00%
December 31, 2011      17 $12.31349 to  $12.56056 $    206   0.63%    1.50%  to   1.75%  -14.29% to  -14.08%
December 31, 2010      17 $14.36608 to  $14.61842 $    242   0.00%    1.50%  to   1.75%   20.88% to   21.01%

                    WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013     107 $ 2.97767 to  $ 3.05971 $    318   0.32%    1.50%  to   1.75%   37.81% to   38.15%
December 31, 2012     169 $ 2.16078 to  $ 2.21481 $    365   0.00%    1.50%  to   1.75%   18.68% to   18.97%
December 31, 2011     179 $ 1.82068 to  $ 1.86164 $    326   0.00%    1.50%  to   1.75%   -6.99% to   -6.75%
December 31, 2010     188 $ 1.95742 to  $ 1.99650 $    368   0.00%    1.50%  to   1.75%   26.08% to   26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2013       5 $13.69207 to  $13.80927 $     65   0.95%    1.50%  to   1.75%   13.05% to   13.33%
December 31, 2012       5 $12.11133 to  $12.18494 $     63   1.15%    1.50%  to   1.75%   12.36% to   12.64%
December 31, 2011       6 $10.77879 to  $10.81752 $     61   0.89%    1.50%  to   1.75%   -8.65% to   -8.43%
December 31, 2010       6 $11.79975 to  $11.81311 $     71   0.00%    1.50%  to   1.75%   21.84% to   21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013   1,150 $10.72225 to  $11.24906 $ 12,611   0.00%    1.30%  to   2.85%  -12.32% to  -10.90%
December 31, 2012   1,737 $12.22859 to  $12.62575 $ 21,559   0.03%    1.30%  to   2.85%    2.83% to    4.49%
December 31, 2011   1,302 $11.89255 to  $12.08351 $ 15,604   0.00%    1.30%  to   2.85%   18.93% to   20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013      36 $11.59795 to  $12.03673 $    425   0.00%    1.30%  to   2.15%   17.54% to   20.81%
December 31, 2012       7 $ 9.88459 to  $ 9.96370 $     74   0.04%    1.30%  to   1.80%   11.15% to   11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013  10,680 $10.68726 to  $11.33041 $117,339   0.00%    0.55%  to   2.70%    7.86% to   10.24%
December 31, 2012   8,594 $ 9.95090 to  $10.27765 $ 86,714   0.46%    0.55%  to   2.45%    9.15% to   11.28%
December 31, 2011   4,835 $ 9.12583 to  $ 9.21697 $ 44,314   0.00%    0.85%  to   2.35%   -8.74% to   -7.82%

                    WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013      11 $15.68076 to  $15.77168 $    175   0.40%    1.50%  to   1.75%   28.74% to   29.06%
December 31, 2012      17 $12.18018 to  $12.22072 $    210   0.54%    1.50%  to   1.75%   13.81% to   14.09%
December 31, 2011      25 $10.70255 to  $10.71170 $    268   0.00%    1.50%  to   1.75%    4.69% to    4.78%

                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013     751 $ 9.68326 to  $10.37327 $  7,694   0.00%    0.85%  to   2.50%   -4.70% to   -3.14%
December 31, 2012     643 $10.50845 to  $10.70984 $  6,835   0.17%    0.85%  to   2.50%    4.49% to    6.20%
December 31, 2011      36 $10.06003 to  $10.07683 $    360   0.00%    1.30%  to   2.25%    0.42% to    0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2013     588 $ 9.66002 to  $10.10259 $  5,832   0.00%    0.85%  to   2.35%   -5.12% to   -3.66%
December 31, 2012     349 $10.31269 to  $10.48627 $  3,621   0.23%    0.85%  to   2.25%    2.51% to    3.98%
December 31, 2011      44 $10.06278 to  $10.07694 $    444   0.00%    1.30%  to   2.10%    0.35% to    0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013   3,733 $ 8.97494 to  $ 9.26704 $ 34,013   0.00%    1.30%  to   2.85%  -12.76% to  -11.35%
December 31, 2012     376 $10.28760 to  $10.45376 $  3,908   0.00%    1.30%  to   2.85%    2.88% to    4.54%

                                      A73

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013  21,362 $11.73153 to  $13.33778 $280,960   0.00%    0.85%  to   2.85%   19.00% to   23.41%
December 31, 2012  19,511 $10.65915 to  $10.80738 $209,728   0.00%    0.85%  to   2.85%    6.62% to    8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013   3,288 $11.30516 to  $12.30125 $ 39,476   0.00%    0.55%  to   2.85%   14.35% to   18.26%
December 31, 2012   2,285 $10.23818 to  $10.40185 $ 23,601   0.95%    0.55%  to   2.85%    2.41% to    4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013      12 $ 9.16475 to  $ 9.42915 $    111   0.00%    1.30%  to   1.95%   -9.33% to   -8.03%
December 31, 2012       7 $10.38171 to  $10.39933 $     68   0.00%    1.30%  to   1.75%    3.83% to    4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2013     101 $12.28936 to  $13.63955 $  1,362   0.00%    0.85%  to   2.30%   25.05% to   33.36%
December 31, 2012       4 $10.18909 to  $10.21028 $     40   0.00%    1.30%  to   1.85%    1.91% to    2.11%

                                  AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 02, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013   1,035 $ 8.65594 to  $ 8.79557 $  9,045   0.00%    1.30%  to   2.85%  -13.44% to  -12.04%

                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013       5 $10.07351 to  $10.14041 $     53   0.00%    1.15%  to   1.90%    0.75% to    1.41%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013     163 $11.55659 to  $11.74413 $  1,895   0.00%    0.85%  to   2.70%   15.59% to   17.45%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013       1 $ 9.61277 to  $ 9.61912 $     13   0.00%    1.45%  to   1.55%   -3.86% to   -3.80%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013  10,228 $ 9.51265 to  $ 9.57903 $ 97,295   0.00%    1.10%  to   1.90%   -4.86% to   -4.20%

                             AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013     731 $10.44187 to  $10.55835 $  7,677   0.00%    0.85%  to   2.45%    4.44% to    5.59%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013   2,011 $10.75656 to  $10.87654 $ 21,750   0.00%    0.85%  to   2.45%    7.59% to    8.77%

                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013     779 $ 9.63552 to  $ 9.74308 $  7,550   0.00%    0.85%  to   2.45%   -3.63% to   -2.56%

                                 AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013      74 $11.65345 to  $11.70178 $    857   0.00%    0.85%  to   1.45%   16.55% to   17.03%

                               AST QMA LARGE-CAP PORTFOLIO **** (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2013       0 $11.69306 to  $11.69306 $      3   0.00%    1.45%  to   1.45%   16.94% to   16.94%

        --------
         * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

         ** These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

                                      A74

         *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

         ****Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

        *****Investment Income Ratio for the Prudential Money Market Portfolio is less than 0.01%.

        CHARGES AND EXPENSES

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV

                                      A75

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.45%     Premier Bb with GMIB
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits

                                      A76

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II
               Premier Retirement L - No Optional Benefits
               Prudential Defined Income - With Defined Income Benefit
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
               Premier Retirement C Share- No Optional Benefits
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II

                                      A77

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product).

                                      A78

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Contracts reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the contract.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or Fixed Rate Option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Other charges--are various contract level charges as described in contract charges and features section located above.

                                      A79

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2014

                                      A80

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2013 and 2012

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page#
                                                                          -----
 Financial Statements
 --------------------
 Management's Annual Report on Internal Control Over Financial Reporting   B-2

 Financial Statements:

 Statements of Financial Position - December 31, 2013 and 2012             B-3

 Statements of Operations and Comprehensive Income (Loss)
 Years ended December 31, 2013, 2012 and 2011                              B-4

 Statements of Equity
 Years ended December 31, 2013, 2012 and 2011                              B-5

 Statements of Cash Flows
 Years ended December 31, 2013, 2012 and 2011                              B-6

 Notes to Financial Statements                                             B-8

 Report of Independent Registered Public Accounting Firm                  B-55

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2013, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2013.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 10, 2014

                         Part I- Financial Information

Item 1. Financial Statements

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2013 and December 31, 2012 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                     December 31,   December 31,
                                                                                                        2013           2012
                                                                                                    -------------- --------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013-$889,548; 2012-$976,665)  $      927,341 $    1,066,071
Equity securities, available-for-sale, at fair value (cost: 2013-$91; 2012-$1,303)                             116          1,381
Trading account assets, at fair value                                                                            0          1,390
Policy loans                                                                                               176,885        173,622
Short-term investments                                                                                       5,180          2,226
Commercial mortgage and other loans                                                                        292,532        221,728
Other long-term investments                                                                                 37,505         41,312
                                                                                                    -------------- --------------
    Total investments                                                                                    1,439,559      1,507,730
Cash and cash equivalents                                                                                   40,641         50,596
Deferred policy acquisition costs                                                                          439,315        327,832
Accrued investment income                                                                                   15,024         15,782
Reinsurance recoverables                                                                                   999,240        870,122
Receivables from parents and affiliates                                                                     34,479         29,221
Deferred sales inducements                                                                                  88,350         70,728
Income taxes                                                                                                     -         33,557
Other assets                                                                                                 8,264          9,131
Separate account assets                                                                                 10,235,426      8,373,780
                                                                                                    -------------- --------------
    TOTAL ASSETS                                                                                    $   13,300,298 $   11,288,479
                                                                                                    ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                                     $    1,360,664 $    1,221,932
Future policy benefits and other policyholder liabilities                                                  772,537        825,869
Cash collateral for loaned securities                                                                        4,081          2,134
Securities sold under agreements to repurchase                                                                   -              -
Income taxes                                                                                                23,467              -
Short-term debt to affiliates                                                                               24,000         24,000
Long-term debt to affiliates                                                                                93,000         85,000
Payables to parent and affiliates                                                                            4,607          2,383
Other liabilities                                                                                          132,083         83,541
Separate account liabilities                                                                            10,235,426      8,373,780
                                                                                                    -------------- --------------
    TOTAL LIABILITIES                                                                                   12,649,865     10,618,639
                                                                                                    -------------- --------------
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and outstanding)                             2,000          2,000
Additional paid-in capital                                                                                 211,147        211,049
Retained earnings                                                                                          420,185        409,342
Accumulated other comprehensive income                                                                      17,101         47,449
                                                                                                    -------------- --------------
    TOTAL EQUITY                                                                                           650,433        669,840
                                                                                                    -------------- --------------
    TOTAL LIABILITIES AND EQUITY                                                                    $   13,300,298 $   11,288,479
                                                                                                    ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                                  2013          2012          2011
                                                                             -------------- ------------ ---------------
REVENUES
Premiums                                                                     $       14,893 $     14,133 $        15,305
Policy charges and fee income                                                       156,811      146,460         113,472
Net investment income                                                                68,653       79,655          77,556
Asset administration fees                                                            33,752       29,462          21,630
Other income                                                                          3,410        4,418           3,253
Realized investment gains (losses), net:
 Other-than-temporary impairments on fixed maturity securities                            -      (3,852)         (7,483)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income                                              -        2,382           7,215
 Other realized investment gains (losses), net                                       22,581       11,947       (109,788)
                                                                             -------------- ------------ ---------------
        Total realized investment gains (losses), net                                22,581       10,477       (110,056)
                                                                             -------------- ------------ ---------------
 TOTAL REVENUES                                                                     300,100      284,605         121,160
                                                                             -------------- ------------ ---------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                              22,893       35,689          27,226
Interest credited to policyholders' account balances                                 17,173       31,952          62,222
Amortization of deferred policy acquisition costs                                  (44,181)        7,145          90,046
General, administrative and other expenses                                           73,006       66,552          50,061
                                                                             -------------- ------------ ---------------
 TOTAL BENEFITS AND EXPENSES                                                         68,891      141,338         229,555
                                                                             -------------- ------------ ---------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                   231,209      143,267       (108,395)
                                                                             -------------- ------------ ---------------

 Income Taxes:
   Current                                                                           33,370       64,255           (715)
   Deferred                                                                          31,996     (25,049)        (47,893)
                                                                             -------------- ------------ ---------------
Total income tax expense (benefit)                                                   65,366       39,206        (48,608)
                                                                             -------------- ------------ ---------------
NET INCOME (LOSS)                                                            $      165,843 $    104,061 $      (59,787)
                                                                             -------------- ------------ ---------------

Other comprehensive income (loss), before tax:
   Foreign currency translation adjustments                                              38           33            (32)
   Net unrealized investment gains (losses):
     Unrealized investment gains (losses) for the period                           (42,217)       12,645          21,317
     Reclassification adjustment for (gains) losses included in net
      income                                                                        (4,511)     (12,176)           6,397
                                                                             -------------- ------------ ---------------
   Net unrealized investment gains (losses)                                        (46,728)          469          27,714
                                                                             -------------- ------------ ---------------
Other comprehensive income (loss), before tax                                      (46,690)          502          27,682
   Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                                            13           12            (11)
     Net unrealized investment gains (losses)                                      (16,355)          165           9,700
                                                                             -------------- ------------ ---------------
      Total                                                                        (16,342)          177           9,689
Other comprehensive income (loss), net of tax:                                     (30,348)          325          17,993
                                                                             -------------- ------------ ---------------
COMPREHENSIVE INCOME (LOSS)                                                  $      135,495 $    104,386 $      (41,794)
                                                                             ============== ============ ===============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                             Statements of Equity
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                                                Accumulated
                                                                                                   Other
                                                                   Additional                   Comprehensive
                                                        Common      Paid-in       Retained         Income
                                                        Stock       Capital      Earnings          (Loss)        Total Equity
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2010                             $  2,000   $  169,742    $   365,068     $    29,131      $   565,941
Contributed Capital                                           -       38,000              -               -           38,000
Contributed/distributed capital- parent/child asset
 transfers                                                    -          186              -               -              186
Comprehensive income (loss):
  Net income (loss)                                           -            -        (59,787)              -          (59,787)
  Other comprehensive income (loss), net of tax               -            -              -          17,993           17,993
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    (41,794)
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $   305,281     $    47,124      $   562,333
Contributed capital                                           -            -              -               -                -
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121              -               -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -        104,061               -          104,061
  Other comprehensive income (loss), net of tax               -            -              -             325              325
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    104,386
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $   409,342     $    47,449      $   669,840
Dividend to parent                                            -            -       (155,000)              -         (155,000)
Contributed/distributed capital- parent/child asset
 transfers                                                    -           98              -               -               98
Comprehensive income (loss):
  Net income (loss)                                           -            -        165,843               -          165,843
  Other comprehensive income (loss), net of tax               -            -              -        (30,348)          (30,348)
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    135,495
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2013                             $  2,000   $  211,147    $   420,185     $    17,101      $   650,433
                                                       ========   ===========   ===========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                            2013           2012           2011
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                       $     165,843  $     104,061  $    (59,787)
Adjustments to reconcile net income to net cash provided by operating activities:
 Policy charges and fee income                                                  7,462       (12,488)       (25,622)
 Interest credited to policyholders' account balances                          17,173         31,952         62,222
 Realized investment (gains) losses, net                                     (22,581)       (10,477)        110,056
 Amortization and other non-cash items                                       (11,323)        (9,959)        (2,359)
 Change in:
   Future policy benefits and other insurance liabilities                     148,527        132,050         93,600
   Reinsurance recoverables                                                 (157,241)      (101,575)      (127,939)
   Accrued investment income                                                      757          (247)          (910)
   Receivables from parent and affiliates                                     (3,066)        (6,045)          2,213
   Payables to parent and affiliates                                            2,107            115        (3,569)
   Deferred policy acquisition costs                                         (98,081)       (83,684)           (25)
   Income taxes payable                                                        73,312       (12,047)       (73,506)
   Deferred sales inducements                                                 (1,793)       (19,219)       (22,392)
   Other, net                                                                   6,635        (2,598)       (13,260)
                                                                       -------------- -------------- --------------
Cash flows from (used in) operating activities                          $     127,731  $       9,839  $    (61,278)
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                   $     239,272  $     156,250  $     171,016
 Short-term investments                                                        20,680         13,568         21,230
 Policy loans                                                                  24,664         18,879         20,142
 Ceded policy loans                                                           (3,527)          (337)              -
 Commercial mortgage and other loans                                           25,683         39,474         27,533
 Other long-term investments                                                    2,110          2,115          1,373
 Equity securities, available for sale                                          6,650          2,660            474
 Trading Account Assets, at fair value                                          1,499              -              -
Payments for the purchase/origination of:
 Fixed maturities, available for sale                                       (148,365)      (143,093)      (293,216)
 Short-term investments                                                      (23,631)       (14,725)       (14,899)
 Policy loans                                                                (17,687)       (21,058)       (14,130)
 Ceded policy loans                                                             2,224          6,890              -
 Commercial mortgage and other loans                                         (96,841)       (66,362)       (75,298)
 Other long-term investments                                                  (8,997)       (12,164)        (7,533)
 Equity securities, available for sale                                        (5,253)        (2,508)        (1,347)
 Notes receivable from parent and affiliates, net                             (2,235)          (248)          1,334
 Other, net                                                                     (123)          (103)             24
                                                                       -------------- -------------- --------------
Cash flows from (used in) investing activities                          $      16,123  $    (20,762)  $   (163,297)
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                        $     230,627  $     215,909  $     159,318
 Ceded policyholders' account deposits                                      (124,909)       (79,417)              -
 Policyholders' account withdrawals                                         (130,982)      (123,185)       (83,438)
 Ceded policyholders' account withdrawals                                      10,785          1,436              -
 Net change in securities sold under agreement to repurchase and cash
   collateral for loaned securities                                             1,947       (18,094)         16,859
 Dividend to parent                                                         (155,000)              -              -
 Contributed capital                                                                -              -         38,000
 Contributed/Distributed capital- parent/child asset transfers                    150              -            186
 Net change in financing arrangements (maturities 90 days or less)           (13,000)       (13,000)         26,000
 Drafts outstanding                                                             5,573          (853)       (37,588)
 Net change in long-term borrowing                                             21,000         52,000         44,000
                                                                       -------------- -------------- --------------
Cash flows from (used in) financing activities                          $   (153,809)  $      34,796  $     163,337
                                                                       -------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS       (9,955)       23,873       (61,238)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                50,596       26,723         87,961
                                                      ------------ ------------ --------------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $    40,641  $    50,596  $      26,723
                                                      ============ ============ ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                    $     7,265  $    97,799  $      25,000
  Interest paid                                        $     2,341  $     1,683  $          98

                       See Notes to Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and PAR U, an affiliate. See Note 13 to the Financial Statements for more information on related party transactions.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
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1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the ("Company"), is a wholly owned subsidiary of the Pruco Life Insurance Company, or ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or ("Prudential Financial"). The Company is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities, primarily through affiliated and unaffiliated distributors, in New Jersey and New York only.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are carried at amortized cost and classified as "held-to-maturity." The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, DSI, future policy benefits, and

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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policyholder account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, DSI, certain future policy benefits, policyholder account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Deferred policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (at least 30 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the future equity return assumptions.

However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain

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optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in "Amortization of deferred policy acquisition costs" in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living

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benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders' Account Balances

The Company's liability for policyholders' account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated general account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the general account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 0.00% to 7.25% at December 31, 2013, and from 1.00% to 7.25% at December 31, 2012.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income from contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
13). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company entered into a new coinsurance agreement with an affiliate, PAR U, effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the Company. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 11.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in "Deferred policy acquisition costs" of $91 million and $95 million, an increase in "Policyholders' Account Balances" of

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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less than $1 million for both periods, and a reduction in "Total equity" of $59 million and $62 million, respectively. The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was an increase of $1 million and decreases of $11 million and $6 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs," and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011, and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a significant effect on the Company's financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011, and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance did not have a significant effect on the Company's financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company's financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's financial position, results of operations, or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                     December 31, 2013
                                                             ----------------------------------------------------------------
                                                                                                                  Other-than-
                                                                             Gross         Gross                   temporary
                                                              Amortized    Unrealized    Unrealized     Fair      Impairments
                                                                Cost         Gains         Losses       Value     in AOCI (3)
                                                             ------------ ------------- ------------ ------------ -----------
                                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     24,842 $       2,939 $          - $     27,781 $         -
Obligations of U.S. states and their political subdivisions         4,781            53          153        4,681           -
Foreign government bonds                                           11,457           901            -       12,358           -
Public utilities                                                  105,717         3,898        2,371      107,244           -
All other corporate securities                                    600,938        34,010        7,582      627,366         (45)
Asset-backed securities (1)                                        51,651           611        1,084       51,178        (102)
Commercial mortgage-backed securities                              63,090         3,763           14       66,839           -
Residential mortgage-backed securities (2)                         27,072         2,827            5       29,894        (281)
                                                             ------------ ------------- ------------ ------------ -----------
 Total fixed maturities, available-for-sale                  $    889,548 $      49,002 $     11,209 $    927,341 $      (428)
                                                             ============ ============= ============ ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                           $          - $           - $          - $          -
 Mutual funds                                                          38             -            1           37
Non-redeemable preferred stocks                                        53            26            -           79
                                                             ------------ ------------- ------------ ------------
 Total equity securities, available-for-sale                 $         91 $          26 $          1 $        116
                                                             ============ ============= ============ ============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                                      December 31, 2012
                                                              ------------------------------------------------------------------
                                                                                                                    Other-than-
                                                                              Gross        Gross                     temporary
                                                               Amortized    Unrealized   Unrealized      Fair       Impairments
                                                                 Cost         Gains        Losses        Value      in AOCI (3)
                                                              ------------ ------------- ----------- ------------- ------------
                                                                                        (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                     $     25,681 $       5,627 $         - $      31,308 $          -
Obligations of U.S. states and their political subdivisions          2,787           162           -         2,949            -
Foreign government bonds                                            11,523         1,627           -        13,150            -
Public utilities                                                    96,733         9,761           -       106,494            -
All other corporate securities                                     646,447        58,447         362       704,532          (45)
Asset-backed securities (1)                                         61,578         1,944          95        63,427       (2,278)
Commercial mortgage-backed securities                               70,799         7,433           9        78,223            -
Residential mortgage-backed securities (2)                          61,117         4,871           -        65,988         (331)
                                                              ------------ ------------- ----------- ------------- ------------
 Total fixed maturities, available-for-sale                   $    976,665 $      89,872 $       466 $   1,066,071 $    (2,654)
                                                              ============ ============= =========== ============= ============
Equity securities, available-for-sale
Common Stocks (4):
 Industrial, miscellaneous & other                            $        183 $          67 $         - $         250
 Mutual funds                                                           67             2           5            64
Non-redeemable preferred stocks                                      1,053            14           -         1,067
                                                              ------------ ------------- ----------- -------------
   Total equity securities available-for-sale                 $      1,303 $          83 $         5 $       1,381
                                                              ============ ============= =========== =============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $3.0 million of net unrealized gains or losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period has been reclassified to conform to the current period presentation.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

                                                                            Available-for-Sale
                                                                       -----------------------------
                                                                         Amortized        Fair
                                                                           Cost           Value
                                                                       -------------- --------------
                                                                              (in thousands)
Due in one year or less                                                $       34,061 $       34,916
Due after one year through five years                                         245,432        264,010
Due after five years through ten years                                        212,412        226,263
Due after ten years                                                           255,830        254,241
Asset-backed securities                                                        51,651         51,178
Commercial mortgage-backed securities                                          63,090         66,839
Residential mortgage-backed securities                                         27,072         29,894
                                                                       -------------- --------------
 Total                                                                 $      889,548 $      927,341
                                                                       ============== ==============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                           2013        2012        2011
                                                                       ------------ ----------- -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                                   $    108,332 $    11,599 $    36,118
 Proceeds from maturities/repayments                                        131,032     144,385     135,127
 Gross investment gains from sales, prepayments, and maturities               5,704      13,712       2,614
 Gross investment losses from sales and maturities                          (1,379)         (1)        (88)
Equity securities, available-for-sale
 Proceeds from sales                                                   $      6,650 $     2,660 $         2
 Proceeds from maturities/repayments                                              -           -         472
 Gross investment gains from sales                                              587         146         368
 Gross investment losses from sales                                           (395)           -           -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses on fixed
   maturities recognized in earnings (1)                               $          - $   (1,469) $     (268)
 Writedowns for impairments on equity securities                                (6)       (211)       (326)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                        Year Ended   Year Ended
                                                                       December 31, December 31,
                                                                           2013         2012
                                                                       ------------ ------------
                                                                            (in thousands)
Balance, beginning of period                                           $      2,411 $      3,438
Credit loss impairments previously recognized on securities which
 matured, paid down, prepaid or were sold during the period                 (1,674)      (1,039)
Additional credit loss impairments recognized in the current period
 on securities previously impaired                                                -           70
Increases due to the passage of time on previously recorded credit
 losses                                                                          48          165
Accretion of credit loss impairments previously recognized due to an
 increase in cash flows expected to be collected                               (69)        (223)
                                                                       ------------ ------------
Balance, end of period                                                 $        716 $      2,411
                                                                       ============ ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                              December 31, 2013        December 31, 2012
                           ----------------------- -------------------------
                            Amortized     Fair      Amortized      Fair
                              Cost        Value       Cost         Value
                           ----------- ----------- ----------- -------------
   Trading account assets                   (in thousands)
   Equity securities (1)   $         - $         - $     1,695 $       1,390
                           =========== =========== =========== =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $0.3 million, ($0.2) million and ($0.1) million during the years ended December 31, 2013, 2012 and 2011, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                               December 31, 2013
                                                                          --------------------------
                                                                              Amount
                                                                          (in thousands)  % of Total
                                                                          -------------- -----------
Commercial mortgage and other loans by property type:
Apartments/Multi-Family                                                   $      81,484         28.5%
Retail                                                                           65,353         22.9
Industrial                                                                       40,281         14.1
Office                                                                           30,635         10.7
Other                                                                            25,277          8.8
Hospitality                                                                      24,186          8.5
                                                                          -------------  -----------
  Total commercial mortgage loans                                               267,216         93.5
Agricultural property loans                                                      18,691          6.5
                                                                          -------------  -----------
  Total commercial and agricultural mortgage loans by property type             285,907        100.0%
                                                                                         ===========
Valuation allowance                                                             (1,785)
                                                                          -------------
  Total net commercial and agricultural mortgage loans by property type         284,122
                                                                          -------------

Other Loans
Uncollateralized loans                                                            8,410
                                                                          -------------
  Total other loans                                                               8,410
                                                                          -------------
  Total commercial mortgage and other loans                               $     292,532
                                                                          =============

                                                                                December 31, 2012
                                                                          ----------------------------
                                                                              Amount
                                                                          (in thousands)   % of Total
                                                                          -------------- -------------
Commercial mortgage and other loans by property type:
Apartments/Multi-Family                                                   $      60,663           27.2%
Retail                                                                           64,591           29.0
Industrial                                                                       36,691           16.5
Office                                                                           18,534            8.3
Other                                                                            12,211            5.5
Hospitality                                                                       9,742            4.4
                                                                          -------------  -------------
  Total commercial mortgage loans                                               202,432           90.9
Agricultural property loans                                                      20,458            9.1
                                                                          -------------  -------------
  Total commercial and agricultural mortgage loans by property type             222,890          100.0%
                                                                                         =============
Valuation allowance                                                             (1,162)
                                                                          -------------
  Total net commercial and agricultural mortgage loans by property type         221,728
                                                                          -------------

Other Loans
Uncollateralized loans                                                                -
                                                                          -------------
  Total other loans                                                                   -
                                                                          -------------
  Total commercial mortgage and other loans                               $     221,728
                                                                          =============

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in Illinois (15%), Texas (14%), and Florida (11%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                December 31, 2013 December 31, 2012 December 31, 2011
                                                ----------------- ----------------- -----------------
                                                                   (in thousands)
Allowance for losses, beginning of year           $      1,162      $      1,410      $      1,409
Addition to / (release of) allowance of losses             623             (248)                 1
                                                  ------------      ------------      ------------
Allowance for losses, end of year (1)             $      1,785      $      1,162      $      1,410
                                                  ============      ============      ============

(1)Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2013, 2012 and 2011, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                           December 31, 2013 December 31, 2012
                                                           ----------------- -----------------
                                                                     (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)   $            -    $            -
Ending balance: collectively evaluated for impairment (2)            1,785             1,162
                                                            --------------    --------------
Total ending balance                                        $        1,785    $        1,162
                                                            ==============    ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                             December 31, 2013 December 31, 2012
                                                                             ----------------- -----------------
                                                                                       (in thousands)
Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)   $            -    $            -
Ending balance gross of reserves: collectively evaluated for impairment (2)          294,317           222,890
                                                                              --------------    --------------
Total ending balance, gross of reserves                                       $      294,317    $      222,890
                                                                              ==============    ==============

(1)There were no loans individually evaluated for impairments at December 31, 2013 and 2012.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $18.7 million and $20.0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million and $0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and related allowance at December 31, 2013 and 2012. There were no recorded investments in impaired loans with an allowance recorded, before the allowances for losses at both December 31, 2013 and 2012.

There was no net investment income recognized on these loans for both the years ended December 31, 2013 and 2012. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The company had no such loans at December 31, 2013 and 2012. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2013 and 2012, 99% of the $286 million recorded investment and 98% of the $223 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of both December 31, 2013 and 2012, 98% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2013, approximately 2% or $7 million of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural or uncollateralized loans. As of December 31, 2012, approximately 2% or $4 million of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural or uncollateralized loans.

As of December 31, 2013 and 2012, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

There were no commercial mortgage and other loans in nonaccrual status as of December 31, 2013 and 2012. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2013 and 2012, there were no commercial mortgage and other loans sold or acquired.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and 2012, the Company had no significant commitments to fund to borrowers that have been involved in troubled debt restructuring. For the years ended December 31, 2013 and 2012, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding the respective period. See
Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated:

                                                    2013          2012
                                                ------------- -------------
                                                      (in thousands)
     Company's investment in Separate accounts  $       1,619 $       1,765
     Joint ventures and limited partnerships           35,886        27,309
     Derivatives                                            -        12,238
                                                ------------- -------------
     Total other long-term investments          $      37,505 $      41,312
                                                ============= =============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2013         2012         2011
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    46,071  $    56,024  $    57,285
Equity securities, available-for-sale                  -           11           12
Trading account assets                                11           15           11
Commercial mortgage and other loans               13,831       13,503       12,187
Policy loans                                       9,901        9,626        9,503
Short-term investments and cash equivalents           63           80           85
Other long-term investments                        2,105        4,012        1,718
                                             -----------  -----------  -----------
Gross investment income                           71,982       83,271       80,801
Less: investment expenses                         (3,329)      (3,616)      (3,245)
                                             -----------  -----------  -----------
  Net investment income                      $    68,653  $    79,655  $    77,556
                                             ===========  ===========  ===========

There were no non-income producing assets included in fixed maturities as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                  2013            2012             2011
                                             --------------  --------------  ----------------
                                                              (in thousands)
Fixed maturities                              $       4,325   $      12,242   $         2,257
Equity securities                                       186             (66)               42
Commercial mortgage and other loans                    (623)          3,926                (1)
Short-term investments and cash equivalents               2               -                 -
Joint ventures and limited partnerships                 (13)              -               (44)
Derivatives                                          18,704          (5,625)         (112,310)
                                             --------------  --------------  ----------------
  Realized investment gains (losses), net     $      22,581   $      10,477   $      (110,056)
                                             ==============  ==============  ================

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                  Total Accumulated
                                                               Foreign Currency  Net Unrealized         Other
                                                                 Translation    Investment Gains    Comprehensive
                                                                  Adjustment      (Losses) (1)      Income (Loss)
                                                               ---------------- ----------------  -----------------
                                                                                  (in thousands)
Balance, December 31, 2010                                     $            43  $         29,087  $         29,130
Change in component during period (2)                                      (21)           18,014            17,993
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2011                                     $            22  $         47,101  $         47,123
Change in component during period (2)                                       21               305               326
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2012                                     $            43  $         47,406  $         47,449
Change in other comprehensive income before reclassifications               38           (42,217)          (42,179)
Amounts reclassified from AOCI                                               -            (4,511)           (4,511)
Income tax benefit (expense)                                               (13)           16,355            16,342
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2013                                     $            68  $         17,033  $         17,101
                                                               ===============  ================  ================

(1)Includes cash flow hedges of ($3.1) million, ($1.3) million and ($1.0) million as of December 31, 2013, 2012 and 2011, respectively.
(2)Net of taxes.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                                            Year Ended        Year Ended        Year Ended
                                                                         December 31, 2013 December 31, 2012 December 31, 2011
                                                                         ----------------- ----------------- -----------------
                                                                                            (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges - Currency/Interest rate (3)                             $       (237)    $          (31)    $      7,622
                                                                           ------------     --------------     ------------
 Net unrealized investment gains (losses) on available-for-sale
   securities (4)                                                                 4,748            (12,145)          (1,225)
                                                                           ------------     --------------     ------------
   Total net unrealized investment gains (losses)                                 4,511            (12,176)           6,397
                                                                           ------------     --------------     ------------
    Total reclassifications for the period                                 $      4,511     $      (12,176)    $      6,397
                                                                           ============     ==============     ============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 11 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                                Deferred      Future Policy                     Income (Loss)
                                                                 Policy       Benefits and       Deferred       Related To Net
                                            Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                            Gains (Losses)      Costs and        Account        (Liability)       Investment
                                            on Investments     Other Costs     Balances(2)        Benefit       Gains (Losses)
                                           ---------------    ------------    -------------    -------------    --------------
                                                                              (in thousands)
Balance, December 31, 2010                  $       (4,309)    $     1,848     $       (784)    $      1,136     $      (2,109)
Net investment gains (losses) on
 investments arising during the period                 843               -                -             (295)              548
Reclassification adjustment for (gains)
 losses included in net income                       2,049               -                -             (717)            1,332
Reclassification adjustment for OTTI
 losses excluded from net income(1)                      -               -                -                -                 -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,109)               -              388              (721)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                                -               -              642             (225)              417
                                           ---------------    ------------    -------------    -------------    --------------
Balance, December 31, 2011                  $       (1,417)    $       739     $       (142)    $        287     $        (533)
                                           ---------------    ------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period                 873               -                -             (306)              567
Reclassification adjustment for (gains)
 losses included in net income                         880               -                -             (308)              572
Reclassification adjustment for OTTI
 losses excluded from net income(1)                   (106)              -                -               37               (69)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -            (644)               -              225              (419)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                                -               -              306             (107)              199
                                           ---------------    ------------    -------------    -------------    --------------
Balance, December 31, 2012                  $          230     $        95     $        164     $       (172)    $         317
                                           ---------------    ------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period                 126               -                -              (44)               82
Reclassification adjustment for (gains)
 losses included in net income                        (132)              -                -               46               (86)
Reclassification adjustment for OTTI
 losses excluded from net income(1)                      -               -                -                -                 -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                                                             Accumulated
                                                                                                                Other
                                                                                                            Comprehensive
                                                                              Future Policy                 Income (Loss)
                                                            Deferred Policy   Benefits and     Deferred     Related To Net
                                           Net Unrealized     Acquisition     Policy Holder   Income Tax      Unrealized
                                           Gains (Losses)      Costs and         Account      (Liability)     Investment
                                           on Investments     Other Costs      Balances(2)      Benefit     Gains (Losses)
                                           --------------   ---------------   -------------   -----------   --------------
                                                                           (in thousands)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                           $        -       $      (723)     $         -     $      253     $      (470)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                             -                 -              (12)             4              (8)
                                            -----------      ------------     ------------    -----------    ------------
Balance, December 31, 2013                   $      224       $      (628)     $       152     $       87     $      (165)
                                            ===========      ============     ============    ===========    ============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)Balances are net of reinsurance.

All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                Accumulated
                                                                                                                   Other
                                                                                                               Comprehensive
                                                             Deferred       Future Policy                      Income (Loss)
                                                              Policy        Benefits and        Deferred       Related To Net
                                       Net Unrealized       Acquisition     Policy Holder      Income Tax        Unrealized
                                       Gains (Losses)        Costs and         Account         (Liability)       Investment
                                      on Investments(1)     Other Costs      Balances(3)         Benefit       Gains (Losses)
                                      -----------------   --------------    -------------    --------------    --------------
                                                                           (in thousands)
Balance, December 31, 2010              $      61,324      $     (24,292)    $     10,961     $     (16,798)    $      31,195
Net investment gains (losses) on
 investments arising during the
 period                                        23,930                  -                -            (8,375)           15,555
Reclassification adjustment for
 (gains) losses included in net
 income                                         4,348                  -                -            (1,522)            2,826
Reclassification adjustment for
 OTTI losses excluded from net
 income(2)                                          -                  -                -                 -                 -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition costs                  -             (7,406)               -             2,592            (4,814)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account balances                    -                  -            4,418            (1,546)            2,872
                                       --------------     --------------    -------------    --------------    --------------
Balance, December 31, 2011              $      89,602      $     (31,698)    $     15,379     $     (25,649)    $      47,634
                                       --------------     --------------    -------------    --------------    --------------
Net investment gains (losses) on
 investments arising during the
 period                                        13,098                  -                -            (4,584)            8,514
Reclassification adjustment for
 (gains) losses included in net
 income                                       (13,056)                 -                -             4,570            (8,486)
Reclassification adjustment for
 OTTI losses excluded from net
 income(2)                                        106                  -                -               (37)               69
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition costs                  -              5,389                -            (1,886)            3,503
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account balances                    -                  -           (6,378)            2,232            (4,146)
                                       --------------     --------------    -------------    --------------    --------------
Balance, December 31, 2012              $      89,750      $     (26,309)    $      9,001     $     (25,354)    $      47,088
                                       --------------     --------------    -------------    --------------    --------------
Net investment gains (losses) on
 investments arising during the
 period                                       (49,387)                 -                -            17,285           (32,102)
Reclassification adjustment for
 (gains) losses included in net
 income                                        (4,379)                 -                -             1,534            (2,845)
Reclassification adjustment for
 OTTI losses excluded from net
 income(2)                                          -                  -                -                 -                 -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition costs                  -             14,655                -            (5,129)            9,526
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account balances                    -                  -           (6,875)            2,406            (4,469)
                                       --------------     --------------    -------------    --------------    --------------
Balance, December 31, 2013              $      35,984      $     (11,654)    $      2,126     $      (9,258)    $      17,198
                                       ==============     ==============    =============    ==============    ==============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Balances are net of reinsurance.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                          2013            2012            2011
                                                                     --------------  --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         224   $         230   $      (1,417)
Fixed maturity securities, available-for-sale--all other                     37,569          89,176          88,414
Equity securities, available-for-sale                                            25              78            (100)
Derivatives designated as cash flow hedges (1)                               (3,057)         (1,327)           (630)
Other investments                                                             1,447           1,823           1,918
                                                                     --------------  --------------  --------------
Net unrealized gains (losses) on investments                          $      36,208   $      89,980   $      88,185
                                                                     ==============  ==============  ==============

(1)See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                                            December 31, 2013
                                                             ---------------------------------------------------
                                                              Less than twelve months    Twelve months or more
                                                             -------------------------- ------------------------
                                                                              Gross                     Gross
                                                                            Unrealized                Unrealized
                                                               Fair Value    Losses      Fair Value    Losses
                                                             ------------- ------------ ------------ -----------
                                                                                             (in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $      2,628  $       153  $         -  $        -
Corporate securities                                               185,613        9,740        2,612         213
Asset-backed securities                                             31,499        1,068          642          16
Commercial mortgage-backed securities                                  397           10          268           4
Residential mortgage-backed securities                                 936            5            -           -
                                                             ------------- ------------ ------------ -----------
  Total                                                       $    221,073  $    10,976  $     3,522  $      233
                                                             ============= ============ ============ ===========
Equity securities, available-for-sale                         $         22  $         1  $         -  $        -
                                                             ============= ============ ============ ===========

                                                                                            December 31, 2012
                                                             ---------------------------------------------------
                                                              Less than twelve months    Twelve months or more
                                                             -------------------------- ------------------------
                                                                              Gross                     Gross
                                                                            Unrealized                Unrealized
                                                               Fair Value    Losses      Fair Value    Losses
                                                             ------------- ------------ ------------ -----------
                                                                                             (in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $          -  $         -  $         -  $        -
Corporate securities                                                20,938          241        1,014         121
Asset-backed securities                                              2,500            8          569          87
Commercial mortgage-backed securities                                    -            -          484           9
Residential mortgage-backed securities                                   -            -            -           -
                                                             ------------- ------------ ------------ -----------
  Total                                                       $     23,438  $       249  $     2,067  $      217
                                                             ============= ============ ============ ===========
Equity securities, available-for-sale                         $         25  $         5  $         -  $        -
                                                             ============= ============ ============ ===========

                                                             ----------------------------
                                                                        Total
                                                             ---------------------------
                                                                               Gross
                                                                             Unrealized
                                                               Fair Value     Losses
                                                             ------------- -------------

Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $      2,628  $        153
Corporate securities                                               188,225         9,953
Asset-backed securities                                             32,141         1,084
Commercial mortgage-backed securities                                  665            14
Residential mortgage-backed securities                                 936             5
                                                             ------------- -------------
  Total                                                       $    224,595  $     11,209
                                                             ============= =============
Equity securities, available-for-sale                         $         22  $          1
                                                             ============= =============


                                                             ----------------------------
                                                                        Total
                                                             ---------------------------
                                                                               Gross
                                                                             Unrealized
                                                               Fair Value     Losses
                                                             ------------- -------------

Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions   $          -  $          -
Corporate securities                                                21,952           362
Asset-backed securities                                              3,069            95
Commercial mortgage-backed securities                                  484             9
Residential mortgage-backed securities                                   -             -
                                                             ------------- -------------
  Total                                                       $     25,505  $        466
                                                             ============= =============
Equity securities, available-for-sale                         $         25  $          5
                                                             ============= =============

The gross unrealized losses, related to fixed maturities at December 31, 2013 and 2012, are composed of $11.1 million and $0.2 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $0.1 million and $0.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At both
December 31, 2013 and 2012, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and the consumer non-cyclical, communications, and basic industry sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2013 or 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


At both December 31, 2013 and 2012, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%, all of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2013 or 2012.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2013        2012
                                                    ----------- ----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     3,936 $    2,075
                                                    ----------- ----------
     Total securities pledged                       $     3,936 $    2,075
                                                    =========== ==========

As of December 31, 2013 and 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $4.1 million and $2.1 million, respectively, which was "Cash collateral for loaned securities".

Fixed maturities of $0.6 million and $3.9 million at December 31, 2013 and 2012, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2013           2012          2011
                                                                          --------------- ------------- -------------
                                                                                        (in thousands)
Balance, beginning of year                                                $       327,832 $     262,895 $     271,179
Capitalization of commissions, sales and issue expenses                            53,901        90,828        90,072
Amortization- Impact of assumption and experience unlocking and true-ups         (15,114)         1,044         (983)
Amortization- All other                                                            59,295       (8,189)      (89,063)
Change in unrealized investment gains and losses                                   13,402         4,870       (8,310)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                              -      (23,616)             -
                                                                          --------------- ------------- -------------
Balance, end of year                                                      $       439,315 $     327,832 $     262,895
                                                                          =============== ============= =============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 13).

Ceded capitalization was $48 million, $33 million and $19 million in 2013, 2012, and 2011, respectively. Ceded amortization amounted to $10 million, $11 million, and $7 million in 2013, 2012 and 2011, respectively. The ceded portion of the impact of changes in unrealized gains (losses) decreased the deferred acquisition cost asset $20 million in 2013 and increased the deferred acquisition cost asset $24 million in 2012.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                 2013          2012
                                             ------------  ------------
                                                   (in thousands)
        Life insurance                       $    793,841  $    694,076
        Individual annuities                       13,642        11,958
        Policy claims and other liabilities       (34,946)      119,835
                                             ------------  ------------
        Total future policy benefits         $    772,537  $    825,869
                                             ============  ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.00%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.00% to 7.25%, with none of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 0.39% to 5.01%.

The Company's liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits accounted for as embedded derivatives are primarily in other contract liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 7 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                                  2013           2012
                                             -------------- --------------
                                                    (in thousands)
      Interest-sensitive life contracts      $    1,021,733 $      876,585
      Individual annuities                          184,067        196,432
      Guaranteed interest accounts                   33,691         36,109
      Other                                         121,173        112,806
                                             -------------- --------------
      Total policyholders' account balances  $    1,360,664 $    1,221,932
                                             ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 0.42% to 4.60%. Interest crediting rates for individual annuities range from 0.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 5.25%. Interest crediting rates range from 0.50% to 3.50% for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR U, and PAR TERM, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely. The affiliated reinsurance agreements are described further in Note 13.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life. For additional details on this agreement, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011 are as follows:

                                                                      2013         2012         2011
                                                                  ------------ ------------ ------------
                                                                              (in thousands)
Direct premiums                                                   $    186,778 $    174,418 $    167,113
Premiums ceded                                                       (171,885)    (160,287)    (151,808)
                                                                  ------------ ------------ ------------
  Premiums                                                        $     14,893 $     14,133 $     15,305
                                                                  ============ ============ ============
Direct policy charges and fees                                    $    239,758 $    206,296 $    161,829
Policy charges and fees ceded                                         (82,947)     (59,836)     (48,357)
                                                                  ------------ ------------ ------------
  Policy charges and fees                                         $    156,811 $    146,460 $    113,472
                                                                  ============ ============ ============
Direct policyholders' benefits                                    $    228,175 $    205,982 $    191,532
Policyholders' benefits ceded                                        (205,283)    (170,293)    (164,306)
                                                                  ------------ ------------ ------------
  Policyholders' benefits                                         $     22,893 $     35,689 $     27,226
                                                                  ============ ============ ============
Realized capital gains (losses) net, associated with derivatives  $  (176,902) $    (1,620) $   (26,567)
                                                                  ============ ============ ============

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. See Note 13 for additional information on reinsurance agreements with affiliates. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company's Statements of Financial Position as of December 31, were as follows:

                                              December 31, 2013 December 31, 2012
                                              ----------------- -----------------
                                                        (in thousands)
Domestic life insurance-affiliated              $    997,197      $    783,374
Domestic individual annuities-affiliated (1)              50            85,203
Domestic life insurance-unaffiliated                   1,993             1,545
                                                ------------      ------------
                                                $    999,240      $    870,122
                                                ============      ============

(1)December 31, 2013 excludes $43 million reclassed to other liabilities due to mark-to-market impact discussed above.

Substantially all reinsurance contracts are with affiliates as of December 31, 2013, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2013           2012          2011
                                           -------------- -------------- -------------
                                                         (in thousands)
Gross life insurance face amount in force  $  107,125,219 $  101,793,986 $  97,879,303
Reinsurance ceded                            (97,197,953)   (92,025,256)  (88,113,164)
                                           -------------- -------------- -------------
Net life insurance face amount in force    $    9,927,266 $    9,768,730 $   9,766,139
                                           ============== ============== =============

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                            December 31, 2013                  December 31, 2012
                                    ---------------------------------- ----------------------------------
                                    In the Event of At Annuitization / In the Event of At Annuitization /
                                         Death       Accumulation (1)       Death       Accumulation (1)
                                    --------------- ------------------ --------------- ------------------
                                                               (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                       $    5,734,942    $          N/A   $    4,511,432    $          N/A
Net amount at risk                  $        3,592    $          N/A   $       10,272    $          N/A
Average attained age of
 contractholders                                61               N/A               60               N/A
Minimum return or contract value
Account value                       $    1,933,573    $    6,958,377   $    1,653,925    $    5,523,025
Net amount at risk                  $        6,983    $       84,150   $       25,195    $      171,890
Average attained age of
 contractholders                                64                61               64                60
Average period remaining until
 earliest expected annuitization               N/A        0.07 years              N/A        0.15 years

(1)Includes income and withdrawal benefits as described herein

                                                                     December 31, 2013 December 31, 2012
                                                                     ----------------- -----------------
                                                                            In the Event of Death
                                                                     -----------------------------------
                                                                               (in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value                                                $      710,080    $      643,930
General account value                                                 $      383,074    $      298,222
Net amount at risk                                                    $    8,551,482    $    6,992,592
Average attained age of contractholders                                     52 years          51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2013 December 31, 2012
                                ----------------- -----------------
                                          (in thousands)
            Equity funds         $    4,604,397    $    3,590,658
            Bond funds                2,630,424         2,094,693
            Money market funds          263,476           296,038
                                 --------------    --------------
              Total              $    7,498,297    $    5,981,389
                                 ==============    ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


In addition to the above mentioned amounts invested in separate account investment options, $170.2 million and $184.0 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB"), and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                                                                                           GMWB/GMIWB/G
                                                   GMDB                         GMIB           MAB            Total
                                    -----------------------------------   ----------------------------- ------------------
                                                       Variable Life,
                                                     Variable Universal
                                                      Life & Universal
                                    Variable Annuity        Life                Variable Annuity
                                    ---------------- ------------------   -----------------------------

                                                                        (in thousands)
Balance as of December 31, 2010               $  840            $18,386   $          1,236   $ (41,316) $         (20,854)
  Incurred guarantee benefits (1)              1,248              6,053                318      118,312            125,931
  Paid guarantee benefits                      (683)                  -                  -            -              (683)
                                    ---------------- ------------------   ---------------- ------------ ------------------

Balance as of December 31, 2011               $1,405            $24,439   $          1,554   $   76,996 $          104,394
  Incurred guarantee benefits (1)              1,566              8,864                736       39,676             50,842
  Paid guarantee benefits                      (360)              (224)                  -            -              (584)
                                    ---------------- ------------------   ---------------- ------------ ------------------

Balance as of December 31, 2012               $2,611            $33,079   $          2,290   $  116,672 $          154,652
  Incurred guarantee benefits (1)                116              6,802            (1,277)    (154,862)          (149,221)
  Paid guarantee benefits                      (147)                  -               (52)            -              (199)
  Other                                          109              2,574                 12            -              2,695
                                    ---------------- ------------------   ---------------- ------------ ------------------

Balance as of December 31, 2013               $2,689            $42,455   $            973   $ (38,190) $            7,927
                                    ================ ==================   ================ ============ ==================

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is calculated at each valuation date such that, the present value of excess benefits and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                    2013                2012                 2011
                                                             -------------------------------------------------------------

                                                                                    (in thousands)

Balance, beginning of year                                   $            70,728 $            48,101 $              51,106
Capitalization                                                             1,793              19,219                22,596
Amortization- Impact of assumption and experience unlocking
 and true-ups                                                              1,799               4,488               (2,290)
Amortization- All other                                                   13,501               (956)              (23,105)
Change in unrealized investment gains (losses)                               529               (124)                 (206)
                                                             ------------------- ------------------- ---------------------
Balance, end of year                                         $            88,350 $            70,728 $              48,101
                                                             =================== =================== =====================

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $81 million, $66 million, and $13 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory surplus of the Company amounted to $380 million and $465 million at December 31, 2013 and 2012, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $81 million capacity to pay a dividend in 2014 without prior approval. The Company paid a dividend of $155 million in 2013. The Company did not pay any dividends in 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                   2013             2012            2011
                                                             ---------------- ---------------- ---------------

                                                                              (in thousands)
Current tax expense (benefit):
  U.S.                                                       $         33,370 $         64,255 $         (715)
                                                             ---------------- ---------------- ---------------
  Total                                                                33,370           64,255           (715)
                                                             ---------------- ---------------- ---------------

Deferred tax expense (benefit):
  U.S.                                                                 31,996         (25,049)        (47,893)
                                                             ---------------- ---------------- ---------------
  Total                                                                31,996         (25,049)        (47,893)
                                                             ---------------- ---------------- ---------------

Total income tax expense on continuing operations                      65,366           39,206        (48,608)
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                  (16,342)              177           9,689
  Additional paid-in capital                                               53            1,680             100
                                                             ---------------- ---------------- ---------------
Total income tax expense (benefit) on continuing operations  $         49,077 $         41,063 $      (38,819)
                                                             ================ ================ ===============

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2013            2012             2011
                                                                         -------------------------------------------------

                                                                                          (in thousands)

Expected federal income tax expense (benefit)                            $        80,923 $        50,144 $        (37,938)
Non-taxable investment income                                                   (13,840)         (9,794)           (7,885)
Tax credits                                                                      (1,789)         (1,249)           (1,368)
Other                                                                                 72             105           (1,417)
                                                                         --------------- --------------- -----------------
Total income tax expense (benefit) on income from continuing operations  $        65,366 $        39,206 $        (48,608)
                                                                         =============== =============== =================

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the Internal Revenue Service ("IRS") released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2011, 2012 or 2013 results.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2013              2012
                                          -----------------------------------

                                                    (in thousands)
   Deferred tax assets
     Insurance reserves                   $        120,815  $        113,710
     Other                                               -               766
                                          ----------------  ----------------
     Deferred tax assets                  $        120,815  $        114,476
                                          ================  ================

   Deferred tax liabilities
     Deferred policy acquisition costs    $        106,577  $         72,040
     Deferred sales inducements                     30,923            24,755
     Net unrealized gains on securities             13,743            31,957
     Investments                                     3,382             3,676
     Other                                             531                 -
                                          ----------------  ----------------
     Deferred tax liabilities             $        155,156  $        132,428
                                          ----------------  ----------------
   Net deferred tax asset (liability)     $        (34,341) $        (17,952)
                                          ================  ================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2013, and 2012.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $231.2 million, $143.3 million and ($108.4) million, and no income from foreign operations for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2013      2012        2011
                                                                                          -------- ---------- ------------
                                                                                                   (in thousands)
Balance at January 1,                                                                     $      - $      113 $      1,619
Increases in unrecognized tax benefits - prior years                                             -          -            -
(Decreases) in unrecognized tax benefits- prior years                                            -          -      (1,506)
Increases in unrecognized tax benefits - current year                                            -          -            -
(Decreases) in unrecognized tax benefits- current year                                           -          -            -
Settlement with taxing authorities                                                               -      (113)            -
                                                                                          --------------------------------
Balance at December 31,                                                                   $      - $        - $        113
                                                                                          ================================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -          -            -
                                                                                          ================================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2013 and 2012, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

                     Major Tax Jurisdiction    Open Tax Years
                   ------------------------  ----------------
                        United States          2004 - 2013

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                          As of December 31, 2013
                                              -------------------------------------------------------------------------------

                                                 Level 1        Level 2          Level 3       Netting (1)         Total
                                              ------------- ---------------- --------------  --------------  ----------------

                                                                               (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies     $           - $         27,781 $            -  $            -  $         27,781
Obligations of U.S. states and their
 political subdivisions                                   -            4,681              -               -             4,681
Foreign government bonds                                  -           12,358              -               -            12,358
Corporate securities                                      -          730,248          4,362               -           734,610
Asset-backed securities                                   -           35,155         16,023               -            51,178
Commercial mortgage-backed securities                     -           66,839              -               -            66,839
Residential mortgage-backed securities                    -           29,894              -               -            29,894
                                              ------------- ---------------- --------------  --------------  ----------------
Sub-total                                                 -          906,956         20,385               -           927,341
Trading account assets:
Equity securities                                         -               `-              -               -                 -
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total                                                -                -              -               -                 -
Equity securities, available for sale:                    -               37             79               -               116
Short-term investments                                  182            4,998              -               -             5,180
Cash equivalents                                          -           13,999              -               -            13,999
Other long-term investments                               -            5,124              -          (5,124)                -
Reinsurance recoverables                                  -                -              -               -                 -
Receivables from parents and affiliates                   -           30,581          3,138               -            33,719
                                              ------------- ---------------- --------------  --------------  ----------------
Sub-total excluding separate account assets             182          961,695         23,602          (5,124)          980,355
Separate account assets (2)                          60,601       10,168,133          6,692               -        10,235,426
                                              ------------- ---------------- --------------  --------------  ----------------
 Total assets                                 $      60,783 $     11,129,828 $       30,294  $       (5,124) $     11,215,781
                                              ============= ================ ==============  ==============  ================
Future policy benefits (4)                                -                -        (38,190)              -           (38,190)
Other liabilities (3)                                     -            5,125         43,340          (5,124)           43,341
                                              ------------- ---------------- --------------  --------------  ----------------
Total liabilities                             $           - $          5,125 $        5,150  $       (5,124) $          5,151
                                              ============= ================ ==============  ==============  ================

                                                                          As of December 31, 2012
                                              -------------------------------------------------------------------------------

                                                 Level 1        Level 2          Level 3       Netting (1)         Total
                                              ------------- ---------------- --------------  --------------  ----------------

                                                                               (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies     $           - $         31,308 $            -  $            -  $         31,308
Obligations of U.S. states and their
 political subdivisions                                   -            2,949              -               -             2,949
Foreign government bonds                                  -           13,150              -               -            13,150
Corporate securities                                      -          804,953          6,073               -           811,026
Asset-backed securities                                   -           45,126         18,301               -            63,427
Commercial mortgage-backed securities                     -           78,223              -               -            78,223
Residential mortgage-backed securities                    -           65,988              -               -            65,988
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total                                                -        1,041,697         24,374               -         1,066,071
Trading account assets:
Equity securities                                         -                -          1,390               -             1,390
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total                                                -                -          1,390               -             1,390
Equity securities, available for sale:                  250               64          1,067               -             1,381
Short-term investments                                2,226                -              -               -             2,226
Cash equivalents                                          -           49,774              -               -            49,774
Other long-term investments                               -           24,328              -         (12,090)           12,238
Reinsurance recoverables                                  -                -         85,166               -            85,166
Receivables from parents and affiliates                   -            7,940            998               -             8,938
                                              ------------- ---------------- --------------  --------------  ----------------
 Sub-total excluding separate account assets          2,476        1,123,803        112,995         (12,090)        1,227,184
Separate account assets (2)                          21,876        8,345,703          6,201               -         8,373,780
                                              ------------- ---------------- --------------  --------------  ----------------
 Total assets                                 $      24,352 $      9,469,506 $      119,196  $      (12,090) $      9,600,964
                                              ============= ================ ==============  ==============  ================
Future policy benefits (4)                                -                -        116,673               -           116,673
Other liabilities                                         -           12,090              -         (12,090)                -
                                              ------------- ---------------- --------------  --------------  ----------------
 Total liabilities                            $           - $         12,090 $      116,673  $      (12,090) $        116,673
                                              ============= ================ ==============  ==============  ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1) "Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012 were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.
(4) For the year ended December 31, 2013, the net embedded derivative asset position of $38 million includes $109 million of embedded derivatives in an asset position and $71 million of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $117 million includes $37 million of embedded derivatives in an asset position and $154 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets - Trading account assets are comprised of perpetual preferred stock whose fair values are determined consistent with similar instruments described below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation - models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including overnight indexed swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2013 and December 31, 2012, all derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived risk of its own non-performance, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. The classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund's net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $32 million was transferred from Level 1 to Level
2. Transfers between levels are generally reported at the values as of the beginning of the period in which the transfers occur. There were no transfers between Levels 1 and 2 for the years ended December 31, 2012 and 2011.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2013
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $       4,362    $        -   $       4,362
Asset-backed securities                                   50        15,973          16,023
Equity securities                                         79             -              79
Receivables from parents and affiliates                    -         3,138           3,138
                                               -------------    ----------   -------------
  Subtotal excluding separate account assets           4,491        19,111          23,602
Separate account assets                                6,692             -           6,692
                                               -------------    ----------   -------------
  Total assets                                 $      11,183    $   19,111   $      30,294
                                               =============    ==========   =============
Future policy benefits                         $     (38,190)   $        -   $     (38,190)
Other liabilities                                     43,340             -          43,340
                                               -------------    ----------   -------------
  Total liabilities                            $       5,150    $        -   $       5,150
                                               =============    ==========   =============

                                                         As of December 31, 2012
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $       5,157    $      916   $       6,073
Asset-backed securities                                   56        18,245          18,301
Equity securities                                      1,067         1,390           2,457
Reinsurance recoverables                              85,166             -          85,166
Receivables from parents and affiliates                    -           998             998
                                               -------------    ----------   -------------
  Subtotal excluding separate account assets          91,446        21,549         112,995
Separate account assets                                6,201             -           6,201
                                               -------------    ----------   -------------
  Total assets                                 $      97,647    $   21,549   $     119,196
                                               =============    ==========   =============
Future policy benefits                         $     116,673    $        -   $     116,673
                                               -------------    ----------   -------------
  Total liabilities                            $     116,673    $        -   $     116,673
                                               =============    ==========   =============

(1)Represents valuations which could incorporate both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities.


                            -------------


                             Fair Value
                            ------------

Assets:
Corporate securities        $      4,362

------------------------------------------
Liabilities:
Future policy benefits (3)  $    (38,190)





------------------------------------------
Other Liabilities                 43,340

------------------------------------------

                                                        As of December 31, 2013
                            --------------------------------------------------------------------------------------------
                                                                                                      Impact of Increase
                                                                                             Weighted in Input on Fair
                              Valuation Techniques     Unobservable Inputs   Minimum Maximum Average      Value (1)
                            ----------------------  ------------------------ ------- ------- -------- ------------------
                                                            (in thousands)
Assets:
Corporate securities        Discounted cash flow    Discount rate             11.0%   11.0%   11.00%      Decrease
                            Market comparables      EBITDA multiples (2)      6.0X    7.0X    6.09X       Increase
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits (3)  Discounted cash flow    Lapse rate (4)               0%     11%               Decrease
                                                    NPR spread (5)            0.08%   1.09%               Decrease
                                                    Utilization rate (6)        70%     94%               Increase
                                                    Withdrawal rate (7)         86%    100%               Increase
                                                    Mortality rate (8)           0%     13%               Decrease
                                                    Equity Volatility curve     15%     28%               Increase
-------------------------------------------------------------------------------------------------------------------------
Other Liabilities           Represents reinsurance of variable annuity living benefits in a liability position.
                            Fair values are determined in the same manner as future policy benefits
-------------------------------------------------------------------------------------------------------------------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                    As of December 31, 2012
                            --------------------------------------------------------------------------------------

                                                                                                          Weighted
                              Fair Value   Valuation Techniques     Unobservable Inputs   Minimum Maximum Average
                            ------------ ----------------------  ------------------------ ------- ------- --------
                                                                         (in thousands)
Assets:
Corporate securities        $     5,157  Discounted cash flow    Discount rate            11.50%  17.50%   13.39%
-------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables    $    85,166  Fair values are determined in the same manner as future policy benefits
------------------------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits (3)  $   116,673  Discounted cash flow    Lapse rate (4)               0%     14%
                                                                 NPR spread (5)            0.20%   1.60%
                                                                 Utilization rate (6)        70%     94%
                                                                 Withdrawal rate (7)         85%    100%
                                                                 Mortality rate (8)           0%     13%
                                                                 Equity Volatility curve     19%     34%
-------------------------------------------------------------------------------------------------------------------

                            ------------------
                            Impact of Increase
                            in Input on Fair
                                Value (1)
                            ------------------

Assets:
Corporate securities            Decrease
-----------------------------------------------
Reinsurance recoverables
------------------------------------------------
Liabilities:
Future policy benefits (3)      Decrease
                                Decrease
                                Increase
                                Increase
                                Decrease
                                Increase
-----------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(5)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company reflects the financial strength ratings of the Company and its affiliates as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(8)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company's variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $6.7 million and $6.2 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and 5.50% to 9.50% (7.30% weighted average) as of December 31, 2012 and discount rates which ranged from 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013 and 7.00% to 11.50% (8.30% weighted average) as of December 31, 2012.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                               Year Ended December 31, 2013
                                                             -------------------------------------------------------------------
                                                             Fixed Maturities - Available For Sale
                                                             ------------------------------------
                                                                                                       Trading         Equity
                                                                                                   Account Assets -  Securities,
                                                                Corporate         Asset-Backed          Equity      Available for
                                                                Securities         Securities         Securities        Sale
                                                              ----------------    --------------   ---------------- -------------
                                                                                      (in thousands)
Fair Value, beginning of period assets/(liabilities)         $          6,073    $       18,301      $      1,390    $     1,067
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                               (87)                -                 -            483
    Asset management fees and other income                                  -                 -               109              -
    Interest credited to policyholders' account balances                    -                 -                 -              -
    Included in other comprehensive income (loss)                         (95)               86                 -             11
  Net investment income                                                    36               244                 -              -
  Purchases                                                               352            12,016                 -              -
  Sales                                                                    (1)                -           (1,499)         (1,482)
  Issuances                                                                 -                 -                 -              -
  Settlements                                                            (975)           (5,109)                -              -
  Transfers into Level 3 (2)                                                -                 -                 -              -
  Transfers out of Level 3 (2)                                           (941)           (7,518)                -              -
  Other (4)                                                                 -            (1,997)                -              -
                                                              ----------------    --------------     ------------    -----------
Fair Value, end of period assets/(liabilities)               $          4,362    $       16,023      $          -    $        79
                                                              ================    ==============     ============    ===========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                         Year Ended December 31, 2013
                                                     ---------------------------------------------------------------------
                                                     Fixed Maturities - Available For Sale
                                                     -------------------------------------
                                                                                               Trading          Equity
                                                                                           Account Assets -   Securities,
                                                        Corporate         Asset-Backed          Equity       Available for
                                                        Securities         Securities         Securities         Sale
                                                     ----------------  ------------------  ---------------- ---------------
                                                                                (in thousands)
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -     $            -     $           -    $           -
    Asset management fees and other income            $            -     $            -     $          25    $           -

                                                                         Year Ended December 31, 2013
                                                     ---------------------------------------------------------------------
                                                     Receivables from
                                                       Parents and          Separate        Future Policy        Other
                                                        Affiliates     Account Assets (1)      Benefits     Liabilities (5)
                                                     ----------------  ------------------  ---------------- ---------------
                                                                                (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $          998     $        6,201     $    (116,673)   $      85,164
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        -                  -           204,349         (169,386)
    Asset management fees and other income                         -                  -                 -                -
    Interest credited to policyholders' account
     balances                                                      -                491                 -                -
   Included in other comprehensive income (loss)                  (9)                 -                 -                -
 Net investment income                                             -                  -                 -                -
 Purchases                                                     3,648                  -                 -           40,882
 Sales                                                        (2,497)                 -                 -                -
 Issuances                                                         -                  -           (49,486)               -
 Settlements                                                       -                  -                 -                -
 Transfers into Level 3 (2)                                        -                  -                 -                -
 Transfers out of Level 3 (2)                                   (999)                 -                 -                -
 Other (4)                                                     1,997                  -                 -                -
                                                      --------------     --------------     -------------    -------------
Fair Value, end of period assets/(liabilities)        $        3,138     $        6,692     $      38,190    $     (43,340)
                                                      ==============     ==============     =============    =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -     $            -     $     202,622    $    (168,474)
    Asset management fees and other income            $            -     $            -     $           -    $           -
    Interest credited to policyholders' account
     balances                                         $            -     $          491     $           -    $           -

                                                                            Year Ended December 31, 2012
                                                     -------------------------------------------------------------------------
                                                        Fixed Maturities Available For Sale
                                                     -----------------------------------------
                                                                                   Commercial       Trading         Equity
                                                                                   mortgage-    Account Assets -  Securities,
                                                      Corporate     Asset-Backed     backed          Equity      Available for
                                                      Securities     Securities    securities      Securities        Sale
                                                     ------------  -------------  ------------  ---------------- -------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      1,755  $      18,627  $          -    $      1,569   $       1,144
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                  (468)            76             -               -            (122)
    Asset management fees and other income                      -              -             -            (179)              -
   Included in other comprehensive income (loss)              116            355          (128)              -              45
 Net investment income                                          8            337             1               -               -
 Purchases                                                  4,704          5,302             -               -               -
 Sales                                                        (30)             -             -               -               -
 Issuances                                                      -              -             -               -               -
 Settlements                                               (1,814)        (6,142)       (2,496)              -               -
 Transfers into Level 3 (2)                                 4,826            200         2,623               -               -
 Transfers out of Level 3 (2)                              (3,024)          (454)            -               -               -
                                                     ------------  -------------  ------------    ------------   -------------
Fair Value, end of period assets/(liabilities)       $      6,073  $      18,301  $          -    $      1,390   $       1,067
                                                     ============  =============  ============    ============   =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $          -  $           -  $          -    $          -   $           -
    Asset management fees and other income           $          -  $           -  $          -    $       (179)  $           -
    Interest credited to policyholders' account
     balances                                        $          -  $           -  $          -    $          -   $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                            Year Ended December 31, 2012
                                                     --------------------------------------------------------------------------
                                                     Other Long-                  Receivables                         Future
                                                        Term      Reinsurance     from Parents       Separate         Policy
                                                     Investments  Recoverables   and Affiliates Account Assets (1)   Benefits
                                                     ----------- --------------- -------------- ------------------ ------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $      18  $        53,677 $           -     $      5,995    $    (76,996)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                 (18)           1,491             -                -          (1,562)
    Asset management fees and other income                    -                -             -                -               -
    Interest credited to policyholders' account
     balances                                                 -                -             -              206               -
   Included in other comprehensive income (loss)              -                -            (2)               -               -
 Net investment income                                        -                -             -                -               -
 Purchases                                                    -           29,997         1,000                -               -
 Sales                                                        -                -             -                -               -
 Issuances                                                    -                -             -                -         (38,115)
 Settlements                                                  -                -             -                -               -
 Transfers into Level 3 (2)                                   -                -             -                -               -
 Transfers out of Level 3 (2)                                 -                -             -                -               -
                                                      ---------  --------------- -------------     ------------    ------------
Fair Value, end of period assets/(liabilities)        $       -  $        85,165 $         998     $      6,201    $   (116,673)
                                                      =========  =============== =============     ============    ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $       -  $         2,126 $           -     $          -    $     (2,670)
    Asset management fees and other income            $       -  $             - $           -     $          -    $          -
    Interest credited to policyholders' account
     balances                                         $       -  $             - $           -     $        206    $          -

                                                                          Year Ended December 31, 2011
                                                     ----------------------------------------------------------------------
                                                        Fixed Maturities Available For Sale
                                                     -----------------------------------------
                                                                                   Commercial      Equity
                                                                                   Mortgage-     Securities,   Other Long-
                                                      Corporate     Asset-Backed     Backed     Available for     Term
                                                      Securities     Securities    Securities       Sale       Investments
                                                     ------------  -------------  ------------  ------------- -------------
                                                                                 (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      3,636  $      16,619  $          -  $        255  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                     2              -             -          (516)            18
    Asset management fees and other income                      -              -             -             -              -
   Included in other comprehensive income (loss)              (96)          (121)            -           398              -
 Net investment income                                         59            256             -             -              -
 Purchases                                                  1,300         11,089         5,019         1,000              -
 Sales                                                        (99)             -             -             -              -
 Issuances                                                     73              -             -             -              -
 Settlements                                                 (148)        (5,251)            -             -              -
 Transfers into Level 3 (2)                                   900              -             -         1,536              -
 Transfers out of Level 3 (2)                              (3,872)        (3,965)       (5,019)            -              -
 Other (4)                                                      -              -             -        (1,529)             -
                                                     ------------  -------------  ------------  ------------  -------------
Fair Value, end of period assets/(liabilities)       $      1,755  $      18,627  $          -  $      1,144  $          18
                                                     ============  =============  ============  ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $          -  $           -  $          -  $       (454) $           -
    Asset management fees and other income           $          -  $           -  $          -  $          -  $           -
    Interest credited to policyholders' account
     balances                                        $          -  $           -  $          -  $          -  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                             Year Ended December 31, 2011
                                                     ----------------------------------------------------------------------------
                                                                                                                  Other Trading
                                                                      Receivables     Separate                   Account Assets -
                                                      Reinsurance     from Parents    Account     Future Policy       Equity
                                                      Recoverables   and Affiliates  Assets (1)     Benefits        Securities
                                                     --------------  -------------- ------------ --------------  ----------------
                                                                                    (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $       11,108  $       5,888         5,393 $       41,316    $          -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                 (25,919)             -             -        (94,684)              -
    Asset management fees and other income                        -              -             -              -              40
    Interest credited to policyholders' account
     balances                                                     -                          602              -               -
   Included in other comprehensive income (loss)                  -            (13)            -              -               -
   Net investment income                                          -              -             -              -               -
   Purchases                                                 68,488            104             -        (23,628)              -
   Sales                                                          -              -             -              -               -
   Issuances                                                      -              -             -              -               -
   Settlements                                                    -              -             -              -               -
   Transfers into Level 3 (2)                                     -              -             -              -               -
   Transfers out of Level 3 (2)                                   -         (5,979)            -              -               -
   Other (4)                                                      -              -             -              -           1,529
                                                     --------------  -------------  ------------ --------------    ------------
Fair Value, end of period assets/(liabilities)       $       53,677  $           -  $      5,995 $      (76,996)   $      1,569
                                                     ==============  =============  ============ ==============    ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $       18,797  $           -  $          - $      (94,098)   $          -
    Asset management fees and other income           $            -  $           -  $          - $            -    $          -
    Interest credited to policyholders' account
     balances                                        $            -  $           -  $        602 $            -    $          -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.
(5)Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012, were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                      December 31, 2013                     December 31, 2012
                                                     ---------------------------------------------------- ---------------------
                                                                                                Carrying              Carrying
                                                                    Fair Value                 Amount (1) Fair Value   Amount
                                                     ----------------------------------------- ---------- ---------- ----------
                                                     Level 1   Level 2    Level 3     Total      Total      Total      Total
                                                     -------- ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
   Commercial mortgage and other loans               $      - $        - $  297,317 $  297,317 $  292,532 $  237,932 $  221,728
   Policy loans                                             -          -    176,885    176,885    176,885    254,824    173,622
   Other long term investments                              -          -        744        744        658        430        388
   Cash and cash equivalents                            1,091     25,551          -     26,642     26,642        822        822
   Accrued investment income                                -     15,024          -     15,024     15,024     15,782     15,782
   Receivables from parents and affiliates                  -     23,198          -     23,198     23,090     20,462     20,284
   Other assets                                             -      3,941          -      3,941      3,941      4,886      4,887
                                                     -------- ---------- ---------- ---------- ---------- ---------- ----------
    Total assets                                     $  1,091 $   67,714 $  474,946 $  543,751 $  538,772 $  535,138 $  437,513
                                                     ======== ========== ========== ========== ========== ========== ==========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                          December 31, 2013                December 31, 2012
                                                             -------------------------------------------- -------------------
                                                                                                Carrying             Carrying
                                                                        Fair Value             Amount (1) Fair Value  Amount
                                                             --------------------------------- ---------- ---------- --------
                                                             Level 1 Level 2  Level 3  Total     Total      Total     Total
                                                             ------- -------- ------- -------- ---------- ---------- --------
                                                                                 (in thousands)
Liabilities:
   Policyholders' Account Balances - Investment Contracts      $ -   $130,026 $10,956 $140,982  $143,294   $133,268  $134,119
   Cash collateral for loaned securities                         -      4,081       -    4,081     4,081      2,134     2,134
   Short-term debt                                               -     24,569       -   24,569    24,000     24,377    24,000
   Long-term debt                                                -    100,677       -  100,677    93,000     86,785    85,000
   Payables to parent and affiliates                             -      4,607       -    4,607     4,607      2,470     2,470
   Other liabilities                                             -     48,662       -   48,662    48,662     35,792    35,792
                                                               ---   -------- ------- --------  --------   --------  --------
    Total liabilities                                          $ -   $312,622 $10,956 $323,578  $317,644   $284,826  $283,515
                                                               ===   ======== ======= ========  ========   ========  ========

(1)Carrying values presented herein differ from those in the Company's Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Cash, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. The embedded

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was an asset of $38 million and a liability of $117 million as of December 31, 2013 and December 31, 2012, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was a liability of $43 million and an asset of $85 million as of December 31, 2013 and December 31, 2012, respectively.

The Company has invested in fixed maturities in the past that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                          December 31, 2013                  December 31, 2012
                                                  --------------------------------- ------------------------------------
                                                                 Gross Fair Value                      Gross Fair Value
                                                    Notional   --------------------       Notional   ---------------------
              Primary Underlying                     Amount     Assets  Liabilities        Amount     Assets   Liabilities
------------------------------------------------  ------------------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
  Currency/Interest Rate
  Currency Swaps                                  $     41,256 $      - $  (3,328)      $     22,332 $       7 $   (1,330)
                                                  ------------ -------- -----------     ------------ --------- -----------
Total Qualifying Hedges                           $     41,256 $      - $  (3,328)      $     22,332 $       7 $   (1,330)
                                                  ============ ======== ===========     ============ ========= ===========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
  Interest
  Interest Rate Swaps                             $     57,200 $  3,443 $        -      $     57,200 $   9,353 $         -
  Credit
  Credit Default Swaps                                   9,275       15      (499)             9,275       614       (369)
  Currency/Interest Rate
  Currency Swaps                                        10,370        -      (556)             9,115         -       (836)
  Equity
  Equity Options                                     1,870,001    1,666      (742)         1,870,001    14,354     (9,555)
                                                  ------------ -------- -----------     ------------ --------- -----------
Total Non-Qualifying Hedges                          1,946,846    5,124    (1,797)         1,945,591    24,321    (10,760)
                                                  ============ ======== ===========     ============ ========= ===========
Total Derivatives (1)                             $  1,988,102 $  5,124 $  (5,125)      $  1,967,923 $  24,328 $  (12,090)
                                                  ============ ======== ===========     ============ ========= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was an asset of $38 million and a liability of $119 million as of December 31, 2013 and December 31, 2012, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements, that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                     December 31, 2013
                                                -----------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/  Net
                                                Instruments   Position      Position     Collateral  Amount
                                                ----------- ------------- ------------- ------------ ------
                                                                      (in thousands)
Offsetting of Financial Assets:
Derivatives                                       $ 5,124      $(5,124)      $     -      $      -    $ -
Securities purchased under agreement to resell     25,551            -        25,551       (25,551)     -
                                                  -------      -------       -------      --------    ---
Total Assets                                      $30,675      $(5,124)      $25,551      $(25,551)   $ -
                                                  =======      =======       =======      ========    ===
Offsetting of Financial Liabilities:
Derivatives                                       $ 5,125      $(5,124)      $     1      $      -    $ 1
Securities sold under agreement to repurchase           -            -             -             -      -
                                                  -------      -------       -------      --------    ---
Total Liabilities                                 $ 5,125      $(5,124)      $     1      $      -    $ 1
                                                  =======      =======       =======      ========    ===

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                             December 31, 2012
                                                ---------------------------------------------------------------------------
                                                                   Gross            Net
                                                    Gross         Amounts         Amounts
                                                 Amounts of    Offset in the   Presented in
                                                 Recognized    Statement of    the Statement    Financial
                                                  Financial      Financial     of Financial    Instruments/       Net
                                                 Instruments     Position        Position       Collateral       Amount
                                                ------------- ---------------  ------------- ---------------  -------------
                                                                              (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $      24,193 $       (12,090) $      12,103 $             -  $      12,103
Securities purchased under agreement to resell         49,774               -         49,774         (49,774)             0
                                                ------------- ---------------  ------------- ---------------  -------------
Total Assets                                    $      73,967 $       (12,090) $      61,877 $      (49,774)  $      12,103
                                                ============= ===============  ============= ===============  =============
Offsetting of Financial Liabilities:
Derivatives                                     $      12,090 $       (12,090) $           - $             -  $           -
Securities sold under agreement to repurchase               -               -              -               -              -
                                                ------------- ---------------  ------------- ---------------  -------------
Total Liabilities                               $      12,090 $      (12,090)  $           - $             -  $           -
                                                ============= ===============  ============= ===============  =============

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                   Year Ended December 31, 2013
                                    ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment     Other       Comprehensive
                                    Gains/(Losses)        Income       Income        Income(1)
                                    ----------------    -----------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           64 $     (301) $          (1,730)
                                    --------------      ----------     ------      -------------
  Total cash flow hedges                         -              64       (301)            (1,730)
                                    --------------      ----------     ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                             (4,050)              -          -                  -
  Currency                                       -               -          -                  -
  Currency/Interest Rate                      (110)              -         12                  -
  Credit                                    (1,016)              -          -                  -
  Equity                                    (3,875)              -          -                  -
  Embedded Derivatives                      27,755               -          -                  -
                                    --------------      ----------     ------      -------------
  Total non-qualifying hedges               18,704               -         12                  -
                                    --------------      ----------     ------      -------------
  Total                         $           18,704  $           64 $     (289) $          (1,730)
                                    ==============      ==========     ======      =============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                   Year Ended December 31, 2012
-                                   ----------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment      Other       Comprehensive
                                    Gains/(Losses)        Income        Income        Income(1)
                                    --------------------------------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23  $        8  $            (697)
                                    --------------      ----------      ------      -------------
  Total cash flow hedges                         -              23           8               (697)
                                    --------------      ----------      ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -           -                  -
  Currency                                       2               -           -                  -
  Currency/Interest Rate                      (147)              -          (6)                 -
  Credit                                      (285)              -           -                  -
  Equity                                      (211)              -           -                  -
  Embedded Derivatives                      (7,631)              -           -                  -
                                    --------------      ----------      ------      -------------
  Total non-qualifying hedges               (5,624)              -          (6)                 -
                                    --------------      ----------      ------      -------------
  Total                         $           (5,624) $           23  $        2  $            (697)
                                    ==============      ==========      ======      =============

                                                   Year Ended December 31, 2011
-                                   ----------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment      Other       Comprehensive
                                    Gains/(Losses)        Income        Income        Income(1)
                                    --------------------------------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $          (41) $        2  $             471
                                    --------------      ----------      ------      -------------
  Total cash flow hedges                         -             (41)          2                471
                                    --------------      ----------      ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              9,402               -           -                  -
  Currency                                       -               -           -                  -
  Currency/Interest Rate                      (181)              -           -                  -
  Credit                                        68               -           -                  -
  Equity                                         -               -           -                  -
  Embedded Derivatives                    (121,599)              -           -                  -
                                    --------------      ----------      ------      -------------
  Total non-qualifying hedges             (112,310)              -           -                  -
                                    --------------      ----------      ------      -------------
  Total                         $         (112,310) $          (41) $        2  $             471
                                    ==============      ==========      ======      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2010                                                                    $(1,100)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011            (7,152)
Amount reclassified into current period earnings                                                7,622
                                                                                     ----------------
Balance, December 31, 2011                                                                       (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2012                                                                    $(1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013            (1,493)
Amount reclassified into current period earnings                                                 (237)
                                                                                     ----------------
Balance, December 31, 2013                                                                    $(3,057)
                                                                                     ================

As of December 31, 2013 and 2012, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2013 and December 31, 2012.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2013 and December 31, 2012, the Company had $9 million of outstanding notional amounts, reported at fair value as a liability of less than $1 million for both periods.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading "Accumulated Other Comprehensive Income (Loss)" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $7 million on December 31, 2012. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $2 million on December 31, 2012.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $3 million of commercial loans as of December 31, 2013. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $757 thousand as of December 31, 2013.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2013, 2012 and 2011. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $2 million for each of the years ended December 31, 2013, 2012 and 2011.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $75 million, $106 million and $95 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,344 million at December 31, 2013 and $1,195 million at December 31, 2012. Fees related to these COLI policies were $22 million, $16 million and $16 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR TERM and PAR U, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                           December 31,   December 31,
                                               2013           2012
                                          -------------- --------------
                                                 (in thousands)
Reinsurance recoverables                  $      999,240 $      870,122
Policy loans                                    (12,340)       (13,368)
Deferred policy acquisition costs              (207,517)      (150,019)
Other liabilities (reinsurance payables)          76,499         36,704

The reinsurance recoverables by counterparty is broken out below.

                                     Reinsurance Recoverables
                                -----------------------------------
                                December 31, 2013 December 31, 2012
                                ----------------- -----------------
                                          (in thousands)
PARCC                             $    482,633      $    442,720
PAR TERM                                82,322            50,283
Prudential Insurance                    28,457            23,766
PAR U                                  397,776           261,318
Pruco Life                               6,008             5,287
Pruco Re (1)                                50            85,203
Unaffiliated                             1,994             1,545
                                  ------------      ------------
Total reinsurance recoverables    $    999,240      $    870,122
                                  ============      ============

(1)December 31, 2013 excludes $43 million reclassed to other liabilities due to mark-to-market impact discussed above.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

                                                                             2013           2012           2011
                                                                        -------------- -------------- --------------
                                                                                       (in thousands)
Premiums                                                                $    (171,885) $    (160,286) $    (151,808)
Policy charges and fee income                                                 (82,947)       (59,836)       (48,357)
Net investment income                                                            (504)          (152)              -
Other income                                                                         -          1,807              -
Interest credited to policyholders' account balance                           (10,443)        (4,000)              -
Policyholders' benefits                                                      (205,283)      (170,293)      (164,306)
Reinsurance expense allowances, net of capitalization and amortization        (28,840)       (26,693)       (20,469)
Realized investment gains (losses) net                                       (176,902)        (1,620)       (26,567)

Pruco Life

The company reinsures certain variable COLI and PDI policies with Pruco Life.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR TERM.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2012 the Company recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed below.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


PAR U

Effective July 1, 2012, the Company, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between the Company and PAR U was amended to revise language relating to the consideration due to PAR U.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc, formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $26.4 million, $19.3 million and $12.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $6.6 million, $6.1 million and $6.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2.3 million, $2.6 million, and $2.3 million for the years ended
December 31, 2013, 2012 and 2011, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain(loss), respectively.

                                                                                  Additional
                                                                                   Paid-in
                                                                                   Capital,       Realized
                                                                                  Net of Tax     Investment Derivative
                                                                                  Increase/        Gain/      Gain/
     Affiliate         Date   Transaction       Security Type       FV      BV    (Decrease)       (Loss)     (Loss)
      ---------       ------- -------------     -----------       ------- ------- ---------- -   ---------- ----------
                                                                                       (in millions)
Pruco Life            Dec-11  Purchase      Commercial Mortgages  $    11 $    10   $   (1)       $     -     $    -
Pruco Life            Dec-11  Sale          Fixed Maturities           14      13        1              -          -
                                            Fixed Maturities and
PAR U                 Sep-12  Sale          Commercial Mortgages      156     142        -             14         (5)
Prudential Financial  Sep-12  Transfer Out  Fixed Maturities           46      41        3              -          -
Prudential Insurance  Sep-13  Sale          Commercial Mortgages        2       2        1              -          -

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                                 Amount of Notes -   Amount of Notes -
Affiliate                           Date Issued   December 31, 2013   December 31, 2012   Interest Rate   Date of Maturity
---------                         ------------- ------------------- ------------------- --------------- ------------------
                                                     (in thousands)
PFI                                12/16/2011       $    33,000         $    44,000      2.65% - 3.61%  12/2013 - 12/2016
Washington Street Investment       12/17/2012            52,000              65,000      0.95% - 1.87%  12/2013 - 12/2017
PFI                                11/15/2013             9,000                   -              2.24%         12/15/2018
PFI                                11/15/2013            23,000                   -              3.19%         12/15/2020
                                                    -----------         -----------
Total Loans Payable to Affiliate                    $   117,000         $   109,000
                                                    ===========         ===========

The total interest expense to the Company related to loans payable to affiliates was $2.3 million, $1.7 million, and $0.1 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Contributed Capital and Dividends

In June 2013, the Company paid a dividend in the amount of $155 million to Pruco Life.

14.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below:

                                                    March 31     June 30     September 30  December 31,
                                                   ----------------------------------------------------
                                                                      (in thousands)
2013
Total revenues                                     $    80,971 $    85,711  $      43,895  $    89,523
Total benefits and expenses                             21,433      25,360        (15,688)      37,786
Income (loss) from operations before income taxes       59,538      60,351         59,583       51,737
Net income (loss)                                  $    43,332 $    41,997  $      39,540  $    40,974
                                                   =========== ===========  =============  ===========

2012
Total revenues                                     $    79,015 $    60,048  $      69,626  $    75,916
Total benefits and expenses                                305     102,086         15,142       23,805
Income (loss) from operations before income taxes       78,710     (42,038)        54,484       52,111
Net income (loss)                                  $    53,391 $   (27,449) $      40,294  $    37,825
                                                   =========== ===========  =============  ===========

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2013 and December 31, 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/
PRICEWATERHOUSECOOPERS LLP

New York, New York
March 10, 2014

                                    PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2013; the Statements of Operations for the period ended December 31, 2013; the Statements of Changes in Net Assets for the periods ended December 31, 2013 and December 31, 2012; and the Notes relating thereto appear at the end of the SAI (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2013 and 2012; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2013, 2012 and 2011; and the Notes to the Financial Statements appear at the end of the SAI (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 4)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 8)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement (Note 2)

(b) (2) List of Broker Dealers selling under original Selling Agreement.(Note
12).

(b) (3) List of Broker Dealers that executed Amendment to Selling
Agreement.(Note 12).

(4) (a) Form of Advisor Series issued under annuity contract (including schedule page) P-CR/INDNY (2/10). (Note 11)

(b) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). (Note 2)

(c) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). (Note 2)

(d) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). (Note 2)

(e) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). (Note 2)

(f) Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). (Note 2)

(g) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). (Note 2)

(h) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). (Note 2)

(i) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). (Note 2)

(j) Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10) (Note 2)

(k) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)) (Note
2)

(l) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09) (Note 9)

(m) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09) (Note
9)

(n) Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). (Note 2)

(o) Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). (Note 2)

(p) Form of Highest Daily GRO II Benefit Schedule Supplement
(P-SCH-HDGRO(8/10)-NY). (Note 14)

(q) Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). (Note 16)

(r) Highest Daily Lifetime Income Benefit Schedule Supplement
(P-SCH-HD(1/11)-NY). (Note 16)

(s) Form of Highest Daily Lifetime Income Benefit 2.0 rider
(P-RID-HD-HAB-7-12)-NY (Note 18)

(t) Form of Highest Daily Lifetime Income Benefit 2.0 schedule
(P-SCH-R-HD-8-12)NY (Note 18)

(u) Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)NY (Note 18)

(v) Form of Highest Daily Lifetime Income Benefit 2.0 schedule
(P-SCH-R-HD-HAB-8-12)NY (Note 18)

(w) Form of Highest Daily Lifetime Income Benefit v2.1 rider
P-RID-HD(2-13)-NY (includes schedule pages P-SCH-R-HD(2-13)-NY (Note 20)

(x) Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-R-HD-HAB)-NY (Note 20)

(y) Amendatory Tax Endorsement (Note 22)

(5) (a) Application form for the Contract P-RIAVAA NY (02/10). (Note 11)

(b) Application form for the Contract P-RIAIBVAA NY (02/10). (Note 11)

(c) Application form for the Contract P-RIAVAA (7/12) NY (Note 18)

(d) Form of Applications for the Contract ORD202827-NY Rev (2/13) and Beneficiary Contract ORD202863-NY (Note 20)

(6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended through October 19, 1993. (Note 5)

(b) By-laws of Pruco Life Insurance Company of New Jersey, as amended through May 6, 1997. (Note 6)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012 (Note 21)

(7) Copy of Coinsurance Agreement between Depositor and: Pruco Reinsurance Ltd for HDI 2.0 (Note 22)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 2)

(b) Copy of Franklin Templeton Fund Participation Agreement. (Note 2)

(c) Copy of ProFunds Fund Participation Agreement. (Note 11)

(d) Shareholder Information Agreement (Sample Rule 22C-2) (Note 7)

(8) (e) Amendment to Fund Participation Agreement (Note 22)
(9) Opinion of Counsel. (Note 10)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney.

(a) Power of Attorney for Bernard J. Jacob (Note 1)

(b) Power of Attorney for Robert F. O'Donnell (Note 17)

(c) Power of Attorney for Yanela C. Frias (Note 19)

(d) Powers of Attorney for Kent D. Sluyter and Richard F. Lambert (Note 20)

(e) Powers of Attorney for John Chieffo and Kenneth Y. Tanji (Note 22)

(f) Power of Attorney for Stephen Pelletier (Note 1)

(Note 1) Filed Herewith

(Note 2) Incorporated by reference to Pre-effective Amendment No. 1 to 333-162678, filed February 3, 2010 on behalf of the Pruco Life of New Jersey Premium Flexible Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account

(Note 5) Incorporated by reference to Post-effective No. 12 to Registration No. 033-20018 filed April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Real Property Account.

(Note 6) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Form N-4, Registration No. 333-162676, filed October 26, 2009 on behalf of Pruco Life of New Jersey Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162676, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162676, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 333-162676, filed July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 8 to Registration No. 333-162676, filed December 8, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162676, filed December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 10 to Registration No. 333-162676, filed May 14, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No.12 to Registration No. 333-162676, filed July 31, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to Post-Effective Amendment No.15 to Registration No. 333-162676, filed February 8, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 20) Incorporated by reference to Post-Effective Amendment No.16 to Registration No. 333-162676, filed February 13, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 21) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013. on behalf of Pruco Life Insurance Company of New Jersey.

(Note 22) Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162676, filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY IN REGISTRANT'S VARIABLE ANNUITY BUSINESS):

The directors and major officers of Pruco Life of New Jersey are listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS POSITION AND OFFICES WITH DEPOSITOR
----------------------------------- -----------------------------------
John Chieffo                        Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Joseph D. Emanuel                   Vice President, Chief Legal
One Corporate Drive                 Officer, and Secretary
Shelton, Connecticut 06484-6208

Yanela C. Frias                     Vice President, Director,
213 Washington Street               Chief Accounting Officer, and
Newark, New Jersey J 07102-2917     Chief Financial Officer

Sarah J. Hamid                       Senior Vice President, Chief
213 Washington Street                Actuary, and Appointed Actuary
Newark, New Jersey 07102-2992

Bernard J. Jacob                    Director
751 Broad Street
Newark, New Jersey 07102-3714

Richard F. Lambert                  Director
751 Broad Street
Newark, New Jersey 07102-3714

James M. O'Connor                   Senior Vice President and Actuary
751 Broad Street
Newark, New Jersey 07102-3714

Robert F. O' Donnell                 Director, Chief Executive
One Corporate Drive                  Officer, and President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                     Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2992

Kenneth Y. Tanji                    Director and Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Stephen Pelletier                   Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2014, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of February 28, 2014, there were 14 Qualified contract owners and 17 non-Qualified contract owners.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                  POSITIONS AND OFFICES   POSITIONS AND OFFICES
NAME                                WITH UNDERWRITER         WITH REGISTRANT
-------------------------------  ------------------------ ---------------------
Timothy S. Cronin                Senior Vice President
One Corporate Drive
Shelton, Connecticut
06484-6208

Bruce Ferris                     President and Chief
One Corporate Drive              Executive Officer
Shelton, Connecticut             and Director
06484-6208

Yanela C. Frias                  Senior Vice President
213 Washington Street            and Director
Newark, New York
07102-2917

Jacob M. Herschler               Senior Vice President
One Corporate Drive              and Director
Shelton, Connecticut
06484-6208

Patricia L. Kelley               Senior Vice President
One Corporate Drive              and Director
Shelton, Connecticut
06484-6208

Steven P. Marenakos              Senior Vice President
One Corporate Drive              and Director
Shelton, Connecticut
06484-6208

Yvonne Rocco                     Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Mark Livesay                     Vice President and Chief
One Corporate Drive              Operating Officer
Shelton, Connecticut
06484-6208

Adam Scaramella                  Vice President,
2101 Welsh Road                  Secretary and Chief
Dresher, Pennsylvania            Legal Officer
19025-5001

Mark E. Sieb                     Treasurer
751 Broad Street
Newark, New Jersey
07102-3714

Steven Weinreb                   Chief Financial Officer
3 Gateway Center                 and Controller
Newark, New Jersey 07102-4061

Michael B. McCauley              Vice President and Chief
One Corporate Drive              Compliance Officer
Shelton, Connecticut
06484-6208

Robert R. Costello               Vice President
2101 Welsh Road
Dresher, Pennsylvania
19025-5000

Andrew A. Morawiec               Vice President
One Corporate Drive
Shelton, Connecticut
06484-6208

(c) Commissions received by PAD during 2013 with respect to all individual annuities issued by Pruco Life of New Jersey.

                                         NET UNDERWRITING
                                          DISCOUNTS AND   COMPENSATION ON  BROKERAGE
NAME OF PRINCIPAL UNDERWRITER              COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
-----------------------------            ---------------- --------------- ----------- ------------
Prudential Annuities Distributors, Inc*.   $75,673,069         $-0-          $-0-         $-0-

--------
*  PAD does not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 11th day of April 2014.

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

Stephen Pelletier*
-------------------------
Stephen Pelletier
Senior Vice President,
performing the functions
of the principal
executive officer as of
the date of this
Registration Statement on
Form N-4

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

By:  Stephen Pelletier*
     -------------------------
     Stephen Pelletier
     Senior Vice President,
     performing the functions
     of the principal
     executive officer as of
     the date of this
     Registration Statement on
     Form N-4

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                        TITLE                   DATE
---------            -----------------------------  ---------------

-------------------- Director, President and Chief
Robert F. O'Donnell  Executive Officer              April 11, 2014

Yanela C. Frias*     Chief Financial Officer,
-------------------- Chief Accounting Officer,
Yanela C. Frias      Vice President and Director    April 11, 2014

John Chieffo*
--------------------
John Chieffo         Director                       April 11, 2014

Kenneth Y. Tanji*
--------------------
Kenneth Y. Tanji     Director                       April 11, 2014

Bernard J. Jacob*
--------------------
Bernard J. Jacob     Director                       April 11, 2014

Richard F. Lambert*
--------------------
Richard F. Lambert   Director                       April 11, 2014

Kent D. Sluyter*
--------------------
Kent D. Sluyter      Director                       April 11, 2014

By:. /s/ William J. Evers
     -------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS

(b)    (10) Written Consent of Independent Registered Public Accounting Firm.
       (13)(a) Power of Attorney for Bernard J. Jacob
       (13)(f) Power of Attorney for Stephen Pelletier